UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-7762

First Eagle Funds

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas
New York, NY 10105
(Address of principal executive offices) (Zip code)

Sheelyn Michael
First Eagle Funds
1345 Avenue of the Americas
New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-632-2700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Insert-annual report here.

Annual Report

October 31, 2023

First Eagle Global Fund

First Eagle Overseas Fund

First Eagle U.S. Value Fund

First Eagle Gold Fund

First Eagle Global Income Builder Fund

First Eagle High Income Fund

First Eagle Rising Dividend Fund
(formerly First Eagle Fund of America)

First Eagle Small Cap Opportunity Fund

First Eagle U.S. Smid Cap Opportunity Fund

First Eagle Global Real Assets Fund

Advised by First Eagle Investment Management, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seek", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

First Eagle Funds | Annual Report | October 31, 2023

Table of Contents

Letter from the President	6
Management's Discussion of Fund Performance	8
Performance Chart	16
First Eagle Global Fund
Fund Overview	28
Consolidated Schedule of Investments	30
First Eagle Overseas Fund
Fund Overview	42
Consolidated Schedule of Investments	44
First Eagle U.S. Value Fund
Fund Overview	54
Consolidated Schedule of Investments	56
First Eagle Gold Fund
Fund Overview	62
Consolidated Schedule of Investments	64
First Eagle Global Income Builder Fund
Fund Overview	68
Schedule of Investments	70
First Eagle High Income Fund
Fund Overview	86
Schedule of Investments	88
First Eagle Rising Dividend (formerly First Eagle Fund of America)
Fund Overview	96
Schedule of Investments	98
First Eagle Small Cap Opportunity Fund
Fund Overview	102
Schedule of Investments	104
First Eagle U.S. Smid Cap Opportunity Fund
Fund Overview	116
Schedule of Investments	118
First Eagle Global Real Assets Fund
Fund Overview	124
Consolidated Schedule of Investments	126

First Eagle Funds | Annual Report | October 31, 2023

Statements of Assets and Liabilities	132
Statements of Operations	142
Statements of Changes in Net Assets	152
Financial Highlights	166
Notes to Financial Statements	186
Report of Independent Registered Accounting Firm	223
Fund Expenses	225
General Information	232
Board Considerations for Continuation of Advisory Agreement	233
Board Review of Management's Liquidity Risk Management Program	238
Tax Information	239
Privacy Notice	240
Additional Information	245

First Eagle Funds | Annual Report | October 31, 2023

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Letter from the President

Dear Fellow Shareholders,

Financial market sentiment fluctuated significantly over the 12 months covered by this report, as investors sought to discern the path of global monetary policy while also processing the potential impacts of a range of exogenous shocks, from wars and other geopolitical tensions to bank failures and threats of government shutdowns in the US. Despite these potential headwinds, risk assets generally moved higher over the past year, even if much of the heavy lifting at the index level was done by a small cohort of very large tech-oriented companies tapping into secular growth trends like artificial intelligence.

We have seen indicators of slowing in many Asian and European economies, but the U.S. economy continues to be strong 18 months into a rate-hike cycle that brought the Federal Reserve's policy rate from zero to an upper bound of 5.5%. Such persistence is not guaranteed, however, and it seems likely that conditions will become more challenging as the aggregate impacts of policy tightening mount. And though Fed rhetoric suggests the central bank is still hopeful for a "soft landing," the prospects of such an outcome do not necessarily appear more certain now than they have at any other point since the Fed began squeezing liquidity from the system. Inflation has eased considerably, but it remains above the Fed's target—and the last mile may be the hardest mile. Energy costs, housing prices and tight labor markets are all fighting against the Fed, and it's unclear what it will take to tame them. It may be a bumpy ride from here to the terminal rate.1

Perhaps more concerning, however, is the massive amount of sovereign debt outstanding. It's been our observation that the accumulation of debt in certain pockets of the economy has often served as fertile breeding ground for crises, and we believe sovereign debt is at the epicenter of indebtedness today. We believe fiscal policy has been on an unsustainable trajectory since the global financial crisis, not just in the US but across advanced economies, as governments provided extensive support in response to two large-scale economic dislocations. This federal largesse was supported by very low interest rates that kept interest expenses manageable and by long-lived, large-scale quantitative easing programs that provided ample demand to absorb government debt issuance.

While the ongoing rollback of crisis-era monetary accommodation continues to alter the calculus of government borrowing, indications that near-term fiscal policy will be adjusted to reflect the new math are limited. There are signs that investors have slowly begun demanding greater premia for exposure to government debt, and a meaningful rerating of this risk could have significant and far-reaching impacts.

First Eagle Funds | Annual Report | October 31, 2023

Recognizing that the true state of uncertainty is well beyond what one can measure statistically at any given point in time, First Eagle has maintained the distinction between backward-looking quantifiable risks, which can be modeled and thus managed, and the true unknown "risk" of investing. We will continue to look for opportunities where we can find them, but we remain on our guard. Across market cycles, macroeconomic conditions and disruptive events, we remain focused on our goal of delivering long-term shareholder value while avoiding the permanent impairment of your capital.

As always, I want to thank you for entrusting your assets to our stewardship.

Sincerely,

Mehdi Mahmud,

President

December 2023

First Eagle Funds | Annual Report | October 31, 2023

Management's Discussion of Fund Performance (unaudited)

Global Equities

Equity-oriented funds managed by the Global Value team, listed below, delivered positive absolute returns in the 12-month period covered in this report, though bias toward growth stocks relative to value stocks in many equity markets served as a headwind to relative performance. Gold and gold-related equities, which many of our funds hold as a potential hedge against extreme risk and market turbulence, played their part effectively despite the rise in real interest rates. We are hopeful that the move toward a more normal policy environment in which money again has a cost may promote the effective allocation of capital across the economy and performance more in line with historical norms. At the same time, we are cognizant of the many persistent vulnerabilities in global financial and political structures. As always, we continue to seek resilience in our funds from the bottom up, searching for cash-flow-generative companies with strong market positions, healthy balance sheets and prudent management teams, and buying these stocks only when available at a discount to our estimate of their intrinsic value.2

First Eagle Global Fund

The net asset value ("NAV") of the fund's Class A shares3 increased 10.36%~ for the 12 months ended October 31, 2023, while the MSCI World Index increased 10.48%. The fund's position in short-term investments4 was 9.7% as of October 31, 2023.

The five largest contributors to the performance of First Eagle Global Fund over the period were gold bullion, Meta Platforms, Inc., Class A (interactive media & services, United States), Oracle Corp. (software, United States), Fomento Economico Mexicano SAB de CV, ADR (beverages, Mexico) and Comcast Corp., Class A (media, United States). Collectively, they accounted for 6.06% of this period's performance.5

The five largest detractors during the first quarter were British American Tobacco PLC (tobacco, United Kingdom), Nutrien Ltd. (chemicals, Canada), Elevance Health, Inc. (health care providers & services, United States), CH Robinson Worldwide, Inc. (air freight & logistics, United States) and Charles Schwab Corp. (capital markets, United States). In aggregate, they detracted 1.22% from fund performance in this period.5

First Eagle Overseas Fund

The NAV of the fund's Class A shares3 increased 11.11% for the 12 months ended October 31, 2023, while the MSCI EAFE Index increased 14.40%. The fund's position in short-term investments4 was 5.0% as of October 31, 2023.

The five largest contributors to the performance of First Eagle Overseas Fund over the period were gold bullion, Fomento Economico Mexicano SAB de CV, ADR (beverages, Mexico), Cie Financiere Richemont SA (Registered) (textiles, apparel & luxury goods, Switzerland), Taiwan Semiconductor Manufacturing Co. Ltd., ADR (semiconductors & semiconductor equipment, Taiwan) and Danone SA (food products, France). Collectively, they accounted for 4.85% of this period's performance.5

First Eagle Funds | Annual Report | October 31, 2023

Management's Discussion of Fund Performance

The five largest detractors were Nutrien Ltd. (chemicals, Canada), British American Tobacco PLC (tobacco, United Kingdom), Ambev SA, ADR (beverages, Brazil), As One Corp. (health care providers & services, Japan) and Hirose Electric Co Ltd. (electronic equipment, instruments & components, Japan). In aggregate they detracted 1.41% from fund performance in this period.5

First Eagle U.S. Value Fund

The NAV of the fund's Class A shares3 increased 8.81% for the 12 months ended October 31, 2023, while the S&P 500 Index increased 10.14%. The fund's position in short-term investments4 was 10.3% as of October 31, 2023.

The five largest contributors to the performance of First Eagle U.S. Value Fund over the period were Meta Platforms, Inc., Class A (interactive media & services, United States), gold bullion, Oracle Corp. (software, United States), Comcast Corp., Class A (media, United States), and Microsoft Corp. (software, United States). Collectively, they accounted for 8.36% of this period's performance.5

The five largest detractors during the first quarter were Elevance Health Inc. (health benefits, United States), Nutrien Ltd. (chemicals, Canada), Charles Schwab Corp. (capital markets, United States), CH Robinson Worldwide, Inc. (air freight & logistics, United States) and US Bancorp (banks, United States). In aggregate, they detracted 1.93% from fund performance in this period.5

First Eagle Gold Fund

The NAV of the fund's Class A shares3 increased 15.84% for the 12 months ended October 31, 2023, while the FTSE Gold Mines Index increased 16.27%. The fund's position in short-term investments4 was 8.8% as of October 31, 2023.

The five largest contributors to the performance of First Eagle Gold Fund over the period were gold bullion, Wheaton Precious Metals Corp. (metals & mining, Brazil), Alamos Gold Inc., Class A (metals and mining & Canada) Newcrest Mining Ltd. (metals & mining, Australia) and Dundee Precious Metals, Inc. (metals & mining, Canada). Collectively, they accounted for 13.32% of this period's performance.5

The five largest detractors were MAG Silver Corp. (metals & mining, Canada), Novagold Resources, (metals & mining, Canada), Newmont Corp. (metals & mining, United States), Fresnillo plc (metals & mining, Mexico) and Pan American Silver Corp., CRV (metals & mining, Canada). In aggregate, they detracted 1.18% from fund performance in this period.5

First Eagle Global Income Builder Fund

The NAV of the fund's Class A shares3 increased 6.35% for the 12 months ended October 31, 2023, while the MSCI World Index increased 10.48% and the Bloomberg U.S. Aggregate Bond Index was up 0.36%. The composite index increased 6.44% over the same time period. The fund's position in short-term investments4 was 2.2% as of October 31, 2023.

The five largest contributors to the performance of First Eagle Global Income Builder Fund over the period were gold bullion, Fomento Economico Mexicano SAB de CV, ADR (beverages, Mexico), Comcast Corp., Class A (media, United States),

First Eagle Funds | Annual Report | October 31, 2023

Management's Discussion of Fund Performance

Magellan Midstream Partners LP (oil & gas producers, United States) and FUCHS SE (Preference) (chemicals, Germany). Collectively, they accounted for 2.80% of this period's performance.5

The five largest detractors were British American Tobacco plc (tobacco, United Kingdom), US Bancorp (banks, United States), Boston Properties, Inc., REIT (office REITs, United States), Douglas Emmett, Inc., REIT (office REITs, United States) and Fidelity National Information Services, Inc. (financial services, United States). In aggregate, they detracted 1.00% from fund performance in this period.5

First Eagle Rising Dividend Fund

The NAV of the fund's Class A shares3 increased 14.17% for the 12 months ended October 31, 2023, while the S&P 500 Index increased 10.14%. The fund's position in short-term investments4 was 1.3% as of October 31, 2023.

The five largest contributors to the performance of First Eagle Rising Dividend Fund over the period were Meta Platforms, Inc., Class A (interactive media & services, United States), Oracle Corp. (software, United States), Comcast Corp., Class A (media, United States), Alphabet, Inc., Class A (interactive media & services, United States) and Microsoft Corp. (software, United States). Collectively, they accounted for 11.03% of this period's performance.5

The five largest detractors were Medtronic plc (health care equipment & supplies, United States), UnitedHealth Group, Inc. (health care providers & services, United States), Fidelity National Information Services Inc (information technology services, United States), CH Robinson Worldwide, Inc. (air freight & logistics, United States) and Equity Residential, REIT (residential REITs, United States). In aggregate, they detracted 2.08% from fund performance in this period.5

First Eagle Global Real Assets Fund

The NAV of the fund's Class I shares increased 3.53%~ for the 12 months ended October 31, 2023, while the MSCI World Index increased 10.48%. The fund's position in short-term investments4 was 3.0% as of October 31, 2023.

The five largest contributors to the performance of First Eagle Global Real Assets Fund over the period were gold bullion, FUCHS SE (Preference) (chemicals, Germany), United Utilities Group plc (water utilities, United Kingdom), Grupo Mexico SAB de CV, Series B (metals & mining, Mexico) and Schlumberger NV (energy equipment & services, United States). Collectively, they accounted for 4.10% of this period's performance.5

The five largest detractors were UGI Corp. (utilities, United States), Extra Space Storage, Inc., REIT (specialized REITs, United States), Douglass Emmett, Inc., REIT (office REITs, United States), ICL Group Ltd. (chemicals, Israel) and SBA Communications Corp., REIT (specialized REITs, United States). In aggregate, they detracted 2.15% from fund performance in this period.5

Fixed Income

High yield bonds have generally been resilient in the face of the pressures dragging down investment grade bonds over the last 12 months, with lower-quality paper—which one would assume would be most fundamentally challenged by a

First Eagle Funds | Annual Report | October 31, 2023

Management's Discussion of Fund Performance

higher cost of capital—leading the way. While it seems logical that a persistently high cost of capital would have a negative impact on the less financially sound companies, we've yet to see evidence in leveraged credit performance. In such an environment, we believe it is wise to focus on seeking to minimize downside risk through shorter-duration, higher-quality, more-liquid issues from companies that we believe have the pricing power to pass along rising input prices. We are comfortable being highly selective, allocating capital countercyclically as spread widening presents idiosyncratic opportunities.

First Eagle High Income Fund

The NAV of the fund's Class I shares increased 5.49% for the 12 months ended October 31, 2023, while the Bloomberg U.S. Corporate High Yield Index increased 6.23%. The fund's short-term investments4 position was 9.3% as of October 31, 2023.

The five largest contributors to the performance of First Eagle High Income Fund over the period were Seg Holding LLC 5.63%. due 10/15/2028 (retail, United States); IHO Verwaltungs GmbH 4.75%, 9/15/2026 (automobile components, Germany); Koppers Inc. 6.0%, due 2/15/2025 (chemicals, United States); Carnival Corp. 5.75%, due 3/1/2027 (hotel, restaurants & leisure, United States) and Mexico Remittances Funding Fiduciary Estate Management Sarl 4.88%, due 1/15/2028 (financial services, Mexico). Collectively, they accounted for 0.67% of this period's performance.5

The five largest detractors Scripps Escrow Ii, Inc., 5.38%, due 1/15/2031 (media, United States); Spirit Loyalty Cayman Ltd., 8.0%, 9/20/2025 (passenger airlines, United States); United Natural Foods, Inc., 6.75%, due 10/15/2028 (consumer staples distribution & retail, United States); Hawaiian Brands intellectual Property Ltd., 5.75%, due 1/20/2026 (passenger airlines, United States); and Hertz Corp., 5.0%, due 12/01/2029 (ground transportation, United States). In aggregate, they detracted 0.84% from fund performance in this period.5

U.S. Small Cap Equities

Historically, smaller companies have led market rebounds, but these stocks have been unable to shake the negative sentiment associated with March's banking turmoil. While the funds managed by the Small Cap team lost ground over the past 12 months as a result, they were able to deliver relative outperformance. Conditions likely will become more challenging as the accumulated impacts of policy tightening continue to reverberate—especially for those smaller businesses with more limited financing options—but our experience has been that such environments often provide us with potential attractive opportunities to move into stocks we consider undervalued relative to their fundamentals. As always, we remain focused on finding what we consider are the best stocks while controlling the one variable that we can—the price we pay for each stock.

First Eagle Small Cap Opportunity Fund

The NAV of the fund's Class I shares decreased 3.08% for the 12 months ended October 31, 2023, while the Russell 2000® Value Index decreased 9.93%. The fund's position in short-term investments4 was 8.3% as of October 31, 2023.

The five largest contributors to the performance of First Eagle Small Cap Opportunity Fund over the period were CIRCOR International, Inc. (machinery,

First Eagle Funds | Annual Report | October 31, 2023

Management's Discussion of Fund Performance

United States), Axcelis Technologies, Inc. (semiconductors & semiconductor equipment, United States), Beazer Homes USA, Inc. (household durables, United States), Tactile Systems Technology, Inc. (health care equipment & supplies, United States) and Modine Manufacturing Co. (automotive components, United States). Collectively, they accounted for 2.63% of this period's performance.5

The five largest detractors were Enviva, Inc. (oil, gas & consumable fuels, United States), CareDx, Inc. (biotechnology, United States), ADTRAN Holdings, Inc. (communications equipment, United States), Ameresco, Inc., Class A (construction & engineering , United States) and Barnes Group, Inc. (machinery industrial machinery, United States). In aggregate, they detracted 2.68% from fund performance in this period.5

First Eagle U.S. Smid Cap Opportunity Fund

The NAV of the fund's Class I shares decreased 2.6% for the 12 months ended October 31, 2023, while the Russell 2500TM Value Index decreased 4.94%. The fund's position in short-term investments4 was 5.3% as of October 31, 2023.

The five largest contributors to the performance of First Eagle U.S. Smid Cap Opportunity Fund over the period XPO, Inc. (ground transportation, United States), Beazer Homes USA, Inc. (household durables, United States), Lennox International, Inc. (building products, United States), Onto Innovation, Inc. (semiconductors & semiconductor equipment, United States) and Cardinal Health, Inc. (health care providers & services, United States. Collectively, they accounted for 4.19% of this period's performance.5

The five largest detractors were Ameresco, Inc., Class A (construction & engineering, United States), SM Energy Co. (oil, gas & consumable fuels, United States), Pacira Biosciences, Inc. (pharmaceuticals, United States), CareDx, Inc. (biotechnology, United States) and Cracker Barrel Old Country Store, Inc. (hotels, restaurants & leisure, United States). In aggregate they detracted 3.56% from fund performance in this period.5

1  The terminal rate is the long-term interest rate where prices are stable and full employment is achieved.

2  "Intrinsic value" is based on our judgment of what a prudent and rational business buyer would pay in cash for all of the company in normal markets.

3  Reflects performance for Class A shares without the effect of sales charges and assumes all distributions have been reinvested; if sales charges were included, values would be lower.

4  Includes short-term commercial paper that settles in 90 days or less, long-term commercial paper that settles in 91 days or greater and other short-term investments, such as U.S. treasury bills or money market funds.

5  Exact net returns for individual investments cannot be calculated due to the lack of a mechanism to precisely allocate fees and other expenses to individual investments.

~  The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

First Eagle Funds | Annual Report | October 31, 2023

Management's Discussion of Fund Performance

Matthew McLennan Co-Head of the Global Value Team Portfolio Manager Global, Overseas, Global, Overseas and U.S. Value Funds	T. Kimball Brooker, Jr. Co-Head of the Global Value Team Portfolio Manager Global, Overseas, U.S. Value and Global Income Builder Funds

Matt Lamphier Portfolio Manager U.S. Value Fund	Edward Meigs Portfolio Manager Global Income Builder and High Income Funds

Sean Slein Portfolio Manager Global Income Builder and High Income Funds	Thomas Kertsos Portfolio Manager Gold Fund

Max Belmont Portfolio Manager Gold Fund	Manish Gupta Portfolio Manager Global and Rising Dividend Funds

First Eagle Funds | Annual Report | October 31, 2023

Management's Discussion of Fund Performance

Christian Heck Portfolio Manager Overseas and Rising Dividend Funds	Julien Albertini Portfolio Manager Global, Global Income Builder and Rising Dividend Funds

Alan Barr Portfolio Manager Overseas Fund	Mark Wright Portfolio Manager U.S. Value Fund

Idanna Appio Portfolio Manager Global Income Builder Fund	Bill Hench Portfolio Manager Small Cap Opportunity and U.S. Smid Cap Opportunity Funds

Benjamin Bahr Portfolio Manager Global Real Assets Fund	John Masi Portfolio Manager Global Real Assets Fund

First Eagle Funds | Annual Report | October 31, 2023

Management's Discussion of Fund Performance

George Ross Portfolio Manager Global Real Assets Fund	David Wang Portfolio Manager Global Real Assets Fund

The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact a fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at firsteagle.com or by calling 800.334.2143.

The commentary represents the opinion of Mehdi Mahmud and the Portfolio Management Teams as of December 2023 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

First Eagle Funds | Annual Report | October 31, 2023

Performance Chart1 (unaudited)

	One Year	Three Years	Five Years	Ten Years	Since Inception	Inception Date
First Eagle Global Fund
Class A (SGENX) without sales charge	10.36%~	7.14%	6.27%	5.40%	12.10%	01/01/79[2]
with sales charge	4.84%~	5.32%	5.18%	4.86%	11.97%	01/01/79[2]
Class C (FESGX) without sales charge	9.53%	6.33%	5.46%	4.61%	8.48%	06/05/00
with sales charge	8.53%	6.33%	5.46%	4.61%	8.48%	06/05/00
Class I (SGIIX)	10.63%	7.41%	6.53%	5.67%	9.49%	07/31/98
Class R3 (EARGX)	10.16%	6.78%	6.01%	—	4.67%	05/01/18
Class R4 (EAGRX)	10.36%	7.15%	6.33%	—	3.95%	01/17/18
Class R5 (FRGLX)	10.43%~	6.93%	—	—	4.45%	07/29/19
Class R6 (FEGRX)	10.70%	7.48%	6.61%	—	5.47%	03/01/17
MSCI World Index[3]	10.48%	8.14%	8.27%	7.53%	9.35%	01/01/79
First Eagle Overseas Fund
Class A (SGOVX) without sales charge	11.11%	3.24%	3.74%	3.10%	8.89%	08/31/93
with sales charge	5.55%	1.49%	2.68%	2.58%	8.70%	08/31/93
Class C (FESOX) without sales charge	10.26%	2.47%	2.97%	2.34%	7.27%	06/05/00
with sales charge	9.26%	2.47%	2.97%	2.34%	7.27%	06/05/00
Class I (SGOIX)	11.36%	3.51%	4.02%	3.38%	8.64%	07/31/98
Class R3 (EAROX)	10.80%	3.00%	3.50%	—	1.73%	05/01/18
Class R4 (FIORX)	11.07%~	3.33%	3.84%	—	1.22%	01/17/18
Class R5 (FEROX)	11.27%	3.25%	—	—	3.19%	03/11/19
Class R6 (FEORX)	11.45%	3.59%	4.10%	—	3.15%	03/01/17
MSCI EAFE Index[4]	14.40%	5.73%	4.10%	3.05%	4.64%	08/31/93

First Eagle Funds | Annual Report | October 31, 2023

Performance Chart1 (unaudited)

	One Year	Three Years	Five Years	Ten Years	Since Inception	Inception Date
First Eagle U.S. Value Fund
Class A (FEVAX) without sales charge	8.81%	9.64%	7.12%	6.70%	8.32%	09/04/01
with sales charge	3.36%	7.79%	6.02%	6.16%	8.06%	09/04/01
Class C (FEVCX) without sales charge	8.00%	8.81%	6.30%	5.89%	7.50%	09/04/01
with sales charge	7.00%	8.81%	6.30%	5.89%	7.50%	09/04/01
Class I (FEVIX)	9.08%	9.95%	7.41%	6.99%	8.59%	09/04/01
Class R3 (EARVX)	8.46%	9.41%	6.92%	—	6.11%	05/01/18
Class R4 (FIVRX)	8.70%	9.54%	—	—	5.74%	07/29/19
Class R5 (FERVX)	9.01%	9.76%	—	—	5.95%	07/29/19
Class R6 (FEVRX)	9.14%	10.00%	7.45%	—	6.62%	03/01/17
S&P 500 Index[5]	10.14%	10.36%	11.01%	11.18%	8.16%	09/04/01
First Eagle Gold Fund
Class A (SGGDX) without sales charge	15.84%	-4.61%	11.76%	2.97%	5.28%	08/31/93
with sales charge	10.07%	-6.22%	10.62%	2.44%	5.10%	08/31/93
Class C (FEGOX) without sales charge	14.99%	-5.32%	10.93%	2.18%	4.61%	05/15/03
with sales charge	13.99%	-5.32%	10.93%	2.18%	4.61%	05/15/03
Class I (FEGIX)	16.10%	-4.38%	12.05%	3.24%	5.68%	05/15/03
Class R3 (EAURX)	15.50%~	-4.83%	11.61%	—	6.63%	05/01/18
Class R4 (FIURX)	15.82%	-4.55%	—	—	5.88%	07/29/19
Class R5 (FERUX)	15.93%	-4.46%	—	—	5.93%	07/29/19
Class R6 (FEURX)	16.21%	-4.29%	12.15%	—	4.68%	03/01/17
FTSE Gold Mines Index[6]	16.27%	-12.32%	6.77%	0.79%	-0.36%	08/31/93
MSCI World Index[3]	10.48%	8.14%	8.27%	7.53%	7.03%	08/31/93

First Eagle Funds | Annual Report | October 31, 2023

Performance Chart1 (unaudited)

	One Year	Three Years	Five Years	Ten Years	Since Inception	Inception Date
First Eagle Global Income Builder Fund
Class A (FEBAX) without sales charge	6.35%	5.80%	4.41%	4.01%	4.98%	05/01/12
with sales charge	1.05%	4.02%	3.34%	3.48%	4.51%	05/01/12
Class C (FEBCX) without sales charge	5.65%	5.04%	3.62%	3.23%	4.19%	05/01/12
with sales charge	4.65%	5.04%	3.62%	3.23%	4.19%	05/01/12
Class I (FEBIX)	6.69%	6.09%	4.66%	4.28%	5.25%	05/01/12
Class R3 (FBRRX)	6.01%	5.60%	4.17%	—	3.20%	05/01/18
Class R4 (FIBRX)	6.17%	5.68%	—	—	3.25%	07/29/19
Class R5 (EABRX)	6.40%	5.83%	—	—	3.38%	07/29/19
Class R6 (FEBRX)	6.68%	6.17%	4.71%	—	4.31%	03/01/17
Composite Index[7]	6.44%	2.69%	5.21%	5.07%	5.87%	05/01/12
MSCI World Index[3]	10.48%	8.14%	8.27%	7.53%	8.80%	05/01/12
Bloomberg U.S. Aggregate Bond Index[8]	0.36%	-5.57%	-0.06%	0.88%	0.91%	05/01/12
First Eagle High Income Fund[9]
Class A (FEHAX) without sales charge	5.37%	0.64%	1.96%	2.53%	3.70%	01/03/12
with sales charge	0.58%	-0.89%	1.01%	2.06%	3.30%	01/03/12
Class C (FEHCX) without sales charge	4.45%	-0.11%	1.19%	1.77%	2.92%	01/03/12
with sales charge	3.45%	-0.11%	1.19%	1.77%	2.92%	01/03/12
Class I (FEHIX)	5.49%	0.90%	2.23%	2.82%	6.22%	11/19/07[10]
Class R3 (EARHX)	5.24%~	0.50%	1.81%	—	1.91%	05/01/18
Class R4 (FIHRX)	5.05%	-0.03%	—	—	0.91%	07/29/19
Class R5 (FERHX)	5.43%	0.70%	—	—	1.54%	07/29/19
Class R6 (FEHRX)	5.48%	0.94%	2.23%	—	2.54%	03/01/17
Bloomberg U.S. Corporate High Yield Index[11]	6.23%	1.19%	3.05%	3.86%	5.87%	11/19/07

First Eagle Funds | Annual Report | October 31, 2023

Performance Chart1 (unaudited)

	One Year	Three Years	Five Years	Ten Years	Since Inception	Inception Date
First Eagle Rising Dividend Fund (formerly First Eagle Fund of America)[12]
Class A (FEFAX) without sales charge	14.17%	6.77%	5.24%	4.18%	7.04%	11/20/98
with sales charge	8.45%	4.96%	4.16%	3.65%	6.82%	11/20/98
Class C (FEAMX) without sales charge	13.31%	5.97%	4.46%	3.41%	6.30%	03/02/98
with sales charge	12.31%	5.97%	4.46%	3.41%	6.30%	03/02/98
Class I (FEAIX)	14.43%	7.03%	5.52%	4.48%	5.52%	03/08/13
Class R3 (EARFX)	14.04%	6.65%	5.12%	—	2.50%	05/01/18
Class R4 (EAFRX)	14.34%	6.93%	—	—	3.94%	07/29/19
Class R5 (FERFX)	14.43%	7.03%	—	—	4.04%	07/29/19
Class R6 (FEFRX)	14.48%	7.05%	5.54%	—	3.77%	03/01/17
S&P 500 Index[5]	10.14%	10.36%	11.01%	11.18%	7.49%	04/10/87
First Eagle Small Cap Opportunity Fund
Class A (FESAX) without sales charge	-3.31%	—	—	—	-8.67%	07/01/21
with sales charge	-8.18%	—	—	—	-10.64%	07/01/21
Class I (FESCX)	-3.08%	—	—	—	-6.74%	04/27/21
Class R6 (FESRX)	-3.08%	—	—	—	-8.44%	07/01/21
Russell 2000® Value Index[13]	-9.93%	—	—	—	-7.36%	04/27/21
Russell 2000® Index[14]	-8.56%	—	—	—	-10.86%	04/27/21
First Eagle U.S. Smid Cap Opportunity Fund
Class A (FEMAX) without sales charge	-2.90%	—	—	—	-10.78%	08/15/22
with sales charge	-7.73%	—	—	—	-14.50%	08/15/22
Class I (FESMX)	-2.60%	—	—	—	-10.47%	08/15/22
Class R6 (FEXRX)	-2.64%	—	—	—	-10.50%	08/15/22
Russell 2500TM Value Index[15]	-4.94%	—	—	—	-10.74%	08/15/22
Russell 2500TM Index[16]	-4.63%	—	—	—	-10.76%	08/15/22

First Eagle Funds | Annual Report | October 31, 2023

Performance Chart1 (unaudited)

	One Year	Three Years	Five Years	Ten Years	Since Inception	Inception Date
First Eagle Global Real Assets Fund
Class A (FERAX) without sales charge	3.17%	—	—	—	-0.66%	11/30/21
with sales charge	-1.95%	—	—	—	-3.30%	11/30/21
Class I (FEREX)	3.53%~	—	—	—	-0.37%	11/30/21
Class R6 (FERRX)	3.55%~	—	—	—	-0.36%	11/30/21
MSCI World Index[3]	10.48%	—	—	—	-4.21%	11/30/21
Consumer Price Index +400bps[17]	7.22%	—	—	—	9.45%	11/30/21

1  The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at firsteagle.com or by calling 800.334.2143.

The average annual returns for Class A Shares "with sales charge" of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle Rising Dividend Fund, First Eagle Small Cap Opportunity Fund, First Eagle U.S. Smid Cap Opportunity Fund and First Eagle Global Real Assets Fund give effect to the deduction of the maximum sales charge of 5.00%. The average annual returns for Class A Shares "with sales charge" of First Eagle High Income Fund gives effect to the deduction of the maximum sales charge of 4.50%.

The average annual returns for Class C Shares "with sales charge" reflect the maximum contingent deferred sales charge (CDSC), which is charged on the lesser of the original purchase price or the current market value at the time of sale. This pertains to the shares sold or redeemed with the first year of purchase.

For First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Rising Dividend Fund, First Eagle Small Cap Opportunity Fund, First Eagle U.S. Smid Cap Opportunity Fund and First Eagle Global Real Assets Fund, a CDSC of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1 million or more without an initial sales charge.

With respect to the First Eagle Global Income Builder Fund and the First Eagle High Income Fund, a CDSC of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $250,000 or more without an initial sales charge.

Class I Shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Income Fund, First Eagle Rising Dividend Fund, First Eagle Small Cap Opportunity Fund, First Eagle U.S. Smid Cap Opportunity Fund and First Eagle Global Real Assets Fund require $1 million minimum investment and are offered without a sales charge.

Class R3 Shares, Class R4 Shares, Class R5 Shares and Class R6 Shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Income Fund and First Eagle Rising Dividend Fund are offered without a sales charge. On December 1, 2023, Class R3 Shares, Class R4 Shares, Class R5 Shares of

First Eagle Funds | Annual Report | October 31, 2023

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the above mentioned Funds were closed to new investors. Please refer to Note 8 Subsequent Events for further details.

Class R6 Shares of First Eagle Small Cap Opportunity Fund, First Eagle U.S. Smid Cap Opportunity Fund and First Eagle Global Real Assets Fund are offered without a sales charge.

~  The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2  First Eagle Global Fund commenced operations on April 28, 1970. Performance for periods prior to January 1, 2000, occurred while a prior portfolio manager of the fund was affiliated with another firm. Inception date shown is when this prior portfolio manager assumed portfolio management responsibilities.

3  MSCI World Index (Net) measures the performance of large and midcap securities across 23 developed markets countries around the world. The index provides total returns in US dollars with net dividends reinvested. Indexes are unmanaged and one cannot invest directly in an index.

4  MSCI EAFE Index (Net) measures the performance of large and midcap securities across 21 developed markets countries around the world excluding the US and Canada. A Net Return Index tracks price changes and reinvestment of distribution income net of withholding taxes. Indexes are unmanaged and one cannot invest directly in an index.

5  S&P 500 Index (Gross/Total) is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the US economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of US equities, it is also considered a proxy for the total market. The S&P 500 includes dividends reinvested. A Total Return Index tracks price changes and reinvestment of distribution income. Indexes are unmanaged and one cannot invest directly in an index.

6  FTSE Gold Mines Index (Price) measures the performance of the shares of companies whose principal activity is the mining of gold and encompasses all gold mining companies that have a sustainable, attributable gold production of at least 300,000 ounces a year and that derive 51% or more of their revenue from mined gold in the worldwide market. A Price Return Index only measures price changes. Indexes are unmanaged and one cannot invest directly in an index.

7  The Composite Index consists of 60% of the MSCI World Index and 40% of the Bloomberg U.S. Aggregate Bond Index.

8  Bloomberg U.S. Aggregate Bond Index (Gross/Total) measures the performance of investment grade, US dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS and CMBS. A Total Return Index tracks price changes and reinvestment of distribution income. A Total Return Index tracks price changes and reinvestment of distribution income. Indexes are unmanaged and one cannot invest directly in an index.

9  Effective on or about December 27, 2023, the Fund is expected to change its name and investment strategy. This is further described at Note 8 to the Financial Statements (See "Note 8 - Subsequent Events").

10  First Eagle High Income Fund commenced operations in its present form on December 30, 2011, and is successor to another mutual fund pursuant to a reorganization on December 30, 2011. Information prior to December 30, 2011 is for this predecessor fund. Immediately after the reorganization, changes in net asset value of the Class I shares were partially impacted by differences in how the Fund and the predecessor fund price portfolio securities.

11  Bloomberg U.S. Corporate High Yield Index (Gross/Total) measures the performance of the US dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk are excluded. A Total Return Index tracks price changes and reinvestment of distribution income. Indexes are unmanaged and one cannot invest directly in an index.

First Eagle Funds | Annual Report | October 31, 2023

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12  Effective March 1, 2023, First Eagle Rising Dividend Fund changed its name and principal investment strategy. Prior to August 14, 2020, the Fund pursued a different investment objective and principal investment strategy. Performance for the periods prior to March 1, 2023 and August 14, 2020 shown is based on the investment strategies utilized by the Fund at those times.

13  Russell 2000® Value Index (Gross/Total) measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 companies with relatively lower price-to-book ratios, lower I/B/E/S forecast medium-term growth (two years) and lower sales per share historical growth (five years). A Total Return Index tracks price changes and reinvestment of distribution income. Indexes are unmanaged and one cannot invest directly in an index.

14  The Russell 2000® Index (Gross/Total) measures the performance of the small-cap segment of the US equity universe. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. A Total Return Index tracks price changes and reinvestment of distribution income. Indexes are unmanaged and one cannot invest directly in an index.

15  Russell 2500TM Value Index (Gross/Total) measures the performance of small to midcap segment of the US equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. A Total Return Index tracks price changes and reinvestment of distribution income. Indexes are unmanaged and one cannot invest directly in an index.

16  The Russell 2500TM Index (Gross/Total) measures the performance of the small to midcap segment of the US equity universe, commonly referred to as "smid" cap. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. A Total Return Index tracks price changes and reinvestment of distribution income. Indexes are unmanaged and one cannot invest directly in an index.

17  The Consumer Price Index +400bps presents the Consumer Price Index for All Urban Consumers (CPI-U), plus 400 basis points annualized, a measure of the average change over time in the prices paid by urban consumers for consumer goods and services. Indexes are unmanaged and one cannot invest directly in an index.

Expense ratios as stated in the most recent prospectus.

	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6
First Eagle Global Fund	1.11%	1.87%	0.86%	1.20%	1.07%	1.11%	0.79%
First Eagle Overseas Fund	1.15	1.89	0.89	1.40	1.01	1.17	0.80
First Eagle U.S. Value Fund[18,19]	1.16	1.92	0.88	1.34	1.14	1.02	0.83
First Eagle Gold Fund	1.19	1.93	0.94	1.45	1.10	0.99	0.85
First Eagle Global Income Builder Fund	1.16	1.94	0.93	1.33	1.40	1.17	0.87
First Eagle High Income Fund[18,20]	1.13	1.88	0.86	1.28	2.36	1.12	0.78
First Eagle Rising Dividend Fund[18,21]	1.05	1.84	0.74	1.15	1.04	1.31	0.69
First Eagle Small Cap Opportunity Fund[18,22]	1.42	—	1.18	—	—	—	1.29
First Eagle U.S. Smid Cap Opportunity Fund[18,23]	24.63	—	24.38	—	—	—	24.38
First Eagle Global Real Assets Fund[18,24]	5.13	—	4.75	—	—	—	4.76

First Eagle Funds | Annual Report | October 31, 2023

Performance Chart1 (unaudited)

18  For the First Eagle U.S. Value Fund, First Eagle High Income Fund, First Eagle Rising Dividend Fund, First Eagle Small Cap Opportunity Fund, First Eagle U.S. Smid Cap Opportunity Fund and First Eagle Global Real Assets Fund, had fees not been waived and/or expenses reimbursed, returns would have been lower.

19  These are the actual fund operating expenses prior to the application of fee waivers and/or expense reimbursements. The Adviser has contractually agreed to waive its management fee at an annual rate in the amount of 0.05% of the average daily value of the Fund's net assets for the period through February 29, 2024. This waiver has the effect of reducing the management fee for the term of the waiver from 0.75% to 0.70% on First Eagle U.S. Value Fund.

20  These are the actual fund operating expenses prior to the application of fee waivers and/or expense reimbursements. The Adviser has contractually agreed to waive and/or reimburse certain fees and expenses of Classes A, C, I, R3, R4, R5 and R6 so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) ("annual operating expenses") of each class are limited to 0.94%, 1.69%, 0.69%, 1.04%, 0.79%, 0.69% and 0.69% of average net assets, respectively. Each of these undertakings lasts until February 29, 2024 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Classes A, C, I, R3, R4, R5 and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 0.94%, 1.69%, 0.69%, 1.04%, 0.79%, 0.69% and 0.69% of the class' average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

21  These are the actual fund operating expenses prior to the application of fee waivers and/or expense reimbursements. The Adviser has contractually agreed to waive and/or reimburse certain fees and expenses of Classes A, C, I, R3, R4, R5 and R6 so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) ("annual operating expenses") of each class are limited to 0.90%, 1.65%, 0.65%, 1.00%, 0.75%, 0.65% and 0.65% of average net assets, respectively. Each of these undertakings lasts until February 29, 2024 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Classes A, C, I, R3, R4, R5 and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 0.90%, 1.65%, 0.65%, 1.00%, 0.75%, 0.65% and 0.65% of the class' average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

22  These are the actual fund operating expenses prior to the application of fee waivers and/or expense reimbursements. The Adviser has contractually agreed to waive and/or reimburse certain fees and expenses of Classes A, I, and R6 so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) ("annual operating expenses") of each class are limited to 1.25%, 1.00% and 1.00% of average net assets, respectively. Each of these undertakings lasts until February 29, 2024 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Classes A, I and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 1.25%, 1.00% and 1.00% of the class' average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

23  These are the actual fund operating expenses prior to the application of fee waivers and/or expense reimbursements. The Adviser has contractually agreed to waive and/ or reimburse certain fees and

First Eagle Funds | Annual Report | October 31, 2023

Performance Chart1 (unaudited)

expenses of Classes A, I and R6 so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) ("annual operating expenses") of each class are limited to 1.20%, 0.95% and 0.95% of average net assets, respectively. Each of these undertakings lasts until February 29, 2024 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Classes A, I and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 1.20%, 0.95% and 0.95% of the class' average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

24  These are the actual fund operating expenses prior to the application of fee waivers and/or expense reimbursements. The Adviser has contractually agreed to waive and/ or reimburse certain fees and expenses of Classes A, I and R6 so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) ("annual operating expenses") of each class are limited to 1.10%, 0.85% and 0.85% of average net assets, respectively. Each of these undertakings lasts until February 29, 2024 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Classes A, I and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 1.10%, 0.85% and 0.85% of the class' average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

These expense ratios are presented as of March 1, 2023 and may differ from corresponding ratios shown elsewhere in this report because of differing time periods (and/or, if applicable, because these expense ratios do not include expense credits or waivers).

There are risks associated with investing in funds that invest in securities of foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. These risks may be more pronounced with respect to investments in emerging markets. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors.

All securities may be subject to adverse market trends. The value and liquidity of a Fund's portfolio holdings may fluctuate in response to events specific to the companies or stock or bond markets in which a Fund invests, as well as economic, political, or social events in the United States or abroad. Markets may be volatile, and prices of individual securities and other investments including those of a particular type, may decline significantly and rapidly. This may cause a Fund's portfolio to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. Recent market conditions and events, including a global public health crisis, wars and armed conflicts and actions taken by governments in response, may exacerbate volatility and may continue to negatively affect the price and liquidity of individual securities, national economies and global markets generally. Prices of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment or publicity. Rapid changes in value or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit the ability of a Fund to dispose of its assets at the price or time of its choosing and can result in losses. Changes in price may be temporary or may last for extended periods. If a Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

The COVID-19 pandemic and related quarantines and restrictions resulted in high unemployment, disruptions to supply chains and customer activity, and general concern and uncertainty, with corresponding impacts on financial markets worldwide. COVID-19 remains a risk with the potential that new variants could lead to increased government restrictions and consumer caution. Additionally,

First Eagle Funds | Annual Report | October 31, 2023

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COVID-19 remains a challenge for global supply chain normalization. More recently, a number of major economies, including the United States, are adjusting to reduced levels of market and monetary support following periods of fiscal and monetary interventions, together with rising inflation and increases in interest rate targets by central banks. These circumstances have generated significant market stress and volatility, with market sentiment changing rapidly in response to changes in inflation or interest rate expectations.

To the extent a Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. For example, political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on a Fund's performance. Currency developments or restrictions, political and social instability, and changing economic conditions have resulted in significant market volatility. As of the date of this Annual Report, First Eagle Global Fund has significant exposure to Europe and Japan; the Overseas Fund has significant exposure to Canada, Europe and Japan; the Gold Fund has significant exposure to Brazil and Canada; the Global Income Builder Fund has significant exposure to Europe; and the Real Assets Fund has significant exposure to Canada. A Fund's exposure to a particular county is determined in accordance with the Adviser's "country of risk" assessment. "Country of risk" is based on a multi-factor country of risk assessment determined by the Adviser, including factors such as an issuer's country of domicile, and the country of the stock exchange on which it trades, among others.

Canada is a significant exporter of natural resources, such as oil, natural gas and agricultural products. As a result, the Canadian economy is susceptible to adverse changes in certain commodities markets. It is also heavily dependent on trading with key partners, including the United States, Mexico, and China. Any reduction in trading with these key partners may adversely affect the Canadian economy. Canada's dependency on the economy of the United States, in particular, makes Canada's economy vulnerable to political and regulatory changes affecting the United States economy. These and other factors could negatively affect a Fund's performance.

A Fund's investments may subject it to the risks associated with investing in the European markets, including the risks associated with the United Kingdom's ("UK") exit from the European Union ("Brexit"). Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. Further, political or economic disruptions in European countries, even in countries in which a Fund is not invested, may adversely affect security values and thus a Fund's holdings.

The Japanese economy is heavily dependent upon international trade and may be subject to considerable degrees of economic, political and social instability, which could negatively affect a Fund. Japan has also experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity, which also could negatively affect a Fund.

Investment in Brazilian issuers involves risks that are specific to Brazil, including legal, regulatory, political (including, instability and corruption), currency and economic risks. Brazilian issuers are subject to possible regulatory and economic interventions by the Brazilian government, including the imposition of wage and price controls and the limitation of imports. In addition, the market for Brazilian securities is directly influenced by the flow of international capital and economic and market conditions of certain countries, especially other emerging market countries in Central and South America. The Brazilian economy has historically been exposed to high rates of inflation and unemployment, a high level of debt and violence, each of which may reduce and/or prevent economic growth. Political tensions in Brazil may exacerbate these risks.

The value of a Fund's portfolio holdings may fluctuate in response to the risk that the prices of equity securities, including common stock, rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. Equity securities generally have greater price volatility than debt securities.

By investing in its Subsidiary, each of the First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Global Real Assets Fund is indirectly

First Eagle Funds | Annual Report | October 31, 2023

Performance Chart1 (unaudited)

exposed to the risks associated with that Subsidiary's investments. The Subsidiaries are not registered under the 1940 Act and are not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or a Subsidiary to operate as expected and could adversely affect the Fund.

In addition to investments in larger companies, each Fund may (and the First Eagle Small Cap Opportunity Fund and First Eagle U.S. Smid Cap Opportunity Fund generally will) invest in small and medium-size companies, which historically have been more volatile in price than larger company securities, especially over the short term. Positions in smaller companies, especially when a Fund is a large holder of a small company's securities, also may be more difficult or expensive to trade. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Each Fund (except the First Eagle Small Cap Opportunity Fund and First Eagle U.S. Smid Cap Opportunity Fund) considers small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. The First Eagle Small Cap Opportunity Fund considers small companies to be companies with market capitalizations not greater than that of the largest company in the Russell 2000® Index at the time of investment. The First Eagle U.S. Smid Cap Opportunity Fund considers small and medium companies to be companies with market capitalizations not greater than that of the largest company in the Russell 2500TM Index at the time of investment. Larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Holding illiquid securities restricts or otherwise limits the ability for a Fund to freely dispose of its investments for specific periods of time. A Fund might not be able to sell illiquid securities at its desired price or time. Changes in the markets or in regulations governing the trading of illiquid instruments can cause rapid changes in the price or ability to sell an illiquid security. The market for lower-quality debt instruments, including junk bonds and leveraged loans, is generally less liquid than the market for higher-quality debt instruments.

Investment in gold and gold-related investments present certain risks, including political and economic risks affecting the price of gold and other precious metals including specific changes in U.S. and foreign regulatory policies, tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold-related investments have traditionally been more volatile than investments in broader equity or debt markets.

If one or more investors in a Fund initiate significant redemptions, it may be necessary to dispose of assets to meet the redemption request. This can make ordinary portfolio management and rebalancing decisions more complicated to implement and can result in a Fund's current expenses being allocated over a smaller asset base, which generally results in an increase in a Fund's expense ratio. The impact of these transactions is likely to be greater in highly volatile markets or less liquid markets when a significant investor purchases, redeems or owns a substantial portion of a Fund's shares.

First Eagle High Income and First Eagle Global Income Builder Funds will invest in high yield instruments (commonly known as "high yield" or "junk" bonds) which may be subject to greater levels of interest rate, credit (including issuer default) and liquidity risk than investment grade securities and may experience extreme price fluctuations. The securities of such companies may be considered speculative and the ability of such companies to pay their debts on schedule may be uncertain.

First Eagle Funds | Annual Report | October 31, 2023

Performance Chart1 (unaudited)

First Eagle High Income and First Eagle Global Income Builder Funds invest in bank loans. These investments potentially expose a Fund to the credit risk of the underlying borrower, and in certain cases, of the financial institution. A Fund's ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower. The market for bank loans may be illiquid and a Fund may have difficulty selling them, especially in the case of leveraged loans, which can be difficult to value. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. At times, a Fund may decline to receive non-public information relating to loans, which could disadvantage the Fund relative to other investors.

Funds that invest in bonds are subject to credit and interest rate risk. The value of a Fund's portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. In addition, fluctuations in interest rates can affect the value of debt instruments held by a Fund. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. A debt instrument's "duration" is a way of measuring a debt instrument's sensitivity to a potential change in interest rates. Longer duration instruments tend to be more sensitive to interest rate changes than those with shorter durations. Generally, debt instruments with long maturities and low coupons have the longest durations. Recent market conditions and events, including a global public health crisis and actions taken by governments in response, may exacerbate the risk that borrowers will not be able to make payments of interest and principal when due. In addition, there is risk of significant future rate moves and related economic and markets impact.

Income generation and dividends are not guaranteed. If dividend paying stocks in a Fund's portfolio stop paying or reduce dividends, a Fund's ability to generate income will be adversely affected.

First Eagle Global Real Assets Fund will invest in companies operating in various industries related to real assets. To the extent there is a downturn in one or more of these industries, there would be a larger impact on the Fund than if the Fund's portfolio were more broadly diversified. Factors that may affect these industries include, but are not limited to, government regulation or deregulation, energy conservation and supply/demand, raw material prices, commodities regulation, cost of transport, cost of labor, interest rates, and broad economic developments such as growth or contraction in different markets, currency valuation changes and central bank movements.

An investment strategy that employs a "value" approach may pose a risk to a Fund that such investment strategy may not be successfully achieved. In any Fund, an investment made at a perceived "margin of safety" or "discount to intrinsic or fundamental value" can trade at prices substantially lower than when an investment is made, so that any perceived "margin of safety" or "discount to value" is no guarantee against loss. "Value" investments, as a category, or entire industries or sectors associated with such investments, may lose favor with investors as compared to those that are more "growth" oriented. In such an event, a Fund's investment returns would be expected to lag relative to returns associated with more growth-oriented strategies.

All investments involve the risk of loss.

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Global Fund

Fund Overview

Data as of October 31, 2023 (unaudited)

Investment Objective

The First Eagle Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and throughout the world. This truly global fund is managed with a highly disciplined, bottom-up, value-oriented style.

Average Annual Returns (%)			One Year		Five Years	Ten Years
First Eagle Global Fund	Class A	without sales load	10.36	†	6.27	5.40
		with sales load	4.84	†	5.18	4.86
MSCI World Index			10.48		8.27	7.53
Consumer Price Index			3.23		4.01	2.79

Asset Allocation* (%)

Sectors* (%)

Consumer Staples	13.3
Commodities	11.8
Financials	10.6
Industrials	9.9
Information Technology	8.5
Energy	7.5
Communication Services	7.3
Health Care	6.5
Consumer Discretionary	6.2
Materials	4.4
Real Estate	3.3
Foreign Government Securities	0.8
Utilities	0.2
Short-Term Investments	9.7

Countries*~ (%)

United States	55.8
Japan	6.9
United Kingdom	5.5
Canada	3.6
France	2.6
Switzerland	2.1
Mexico	2.0
Brazil	1.9
South Korea	1.9
China	1.7
Hong Kong	1.5
Belgium	1.0
Taiwan	0.9
Sweden	0.8
Germany	0.7
Netherlands	0.4
Thailand	0.4
Australia	0.3
Norway	0.2
Indonesia	0.1
Short-Term Investments	9.7

^  Less than 0.05%.

*  Asset Allocation, Sectors and Countries percentages are based on total investments in the portfolio.

**  Includes short-term commercial paper (2.5% of total investments) that settles in 90 days or less, long-term commercial paper (7.1% of total investments) that settles in 91 days or greater and other short-term investments (0.1% of total investments), such as U.S. treasury bills or money market funds.

~  Country allocations reflect country of risk (not currency of issue). Bonds of non-U.S. issuers may be U.S. dollar denominated.

†  The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

  The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Global Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 developed market countries. The index provides total returns in U.S. dollars with net dividends reinvested. One cannot invest directly in an index. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings* (%)

Gold bullion** (Precious Metal)	11.8
Oracle Corp. (Software, United States)	3.0
Meta Platforms, Inc., Class A (Interactive Media & Services, United States)	2.7
Schlumberger NV (Energy Equipment & Services, United States)	2.4
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels, United States)	2.2
Comcast Corp., Class A (Media, United States)	2.0
HCA Healthcare, Inc. (Health Care Providers & Services, United States)	1.5
Willis Towers Watson plc (Insurance, United States)	1.5
Imperial Oil Ltd. (Oil, Gas & Consumable Fuels, Canada)	1.3
Fomento Economico Mexicano SAB de CV, ADR (Beverages, Mexico)	1.3
Total	29.7

*  Holdings in cash, short-term commercial paper, long-term commercial paper and other short-term cash equivalents have been excluded.

**  The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold Bullion and commodities include the Fund's investment in the Subsidiary.

  Percentages are based on total net assets

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2023

Investments	Shares	Value ($)
Common Stocks — 77.6%
Australia — 0.3%
Newcrest Mining Ltd. (a)	9,296,442	142,499,893
Belgium — 1.0%
Groupe Bruxelles Lambert NV	6,469,396	473,175,466
Brazil — 1.9%
Ambev SA, ADR	149,620,059	378,538,749
Itausa SA*	1,482,691	2,523,229
Itausa SA (Preference)	97,473,480	167,039,394
Wheaton Precious Metals Corp.	7,936,282	335,307,915
		883,409,287
Canada — 3.6%
Agnico Eagle Mines Ltd.	2,298,700	107,811,392
Barrick Gold Corp.	20,128,459	321,652,775
Franco-Nevada Corp.	769,497	93,610,343
Imperial Oil Ltd.	10,896,401	620,978,959
Nutrien Ltd.	4,461,321	239,572,938
Power Corp. of Canada	12,323,141	296,892,836
		1,680,519,243
China — 1.6%
Alibaba Group Holding Ltd.*	34,738,392	357,634,492
Prosus NV*	14,526,770	406,249,595
		763,884,087
France — 2.6%
Danone SA	10,211,219	607,470,059
Legrand SA	1,954,335	169,062,453
LVMH Moet Hennessy Louis Vuitton SE	145,168	103,930,210
Sodexo SA	2,477,142	262,152,487
Wendel SE	867,489	64,981,413
		1,207,596,622
Germany — 0.7%
Brenntag SE	1,126,149	83,742,265
Henkel AG & Co. KGaA (Preference)	3,516,726	253,679,314
		337,421,579

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2023

Investments	Shares	Value ($)
Hong Kong — 1.5%
CK Asset Holdings Ltd.	37,986,500	189,868,867
Guoco Group Ltd.	12,748,580	95,763,702
Hongkong Land Holdings Ltd.	31,759,300	100,731,659
Hysan Development Co. Ltd.	23,322,348	42,930,761
Jardine Matheson Holdings Ltd.	7,051,271	285,725,535
		715,020,524
Japan — 6.9%
Chofu Seisakusho Co. Ltd. (b)	3,136,200	44,698,784
FANUC Corp.	16,005,400	397,196,694
Hirose Electric Co. Ltd.	1,258,915	142,633,965
Hoshizaki Corp.	5,662,600	182,871,718
Keyence Corp.	263,400	101,967,070
Komatsu Ltd.	6,756,000	155,228,551
Mitsubishi Electric Corp.	24,592,300	281,987,885
Mitsubishi Estate Co. Ltd.	10,704,178	137,016,910
MS&AD Insurance Group Holdings, Inc.	10,476,620	383,868,982
Secom Co. Ltd.	6,337,130	440,144,394
Shimano, Inc.	2,260,590	325,312,723
SMC Corp.	442,156	204,171,340
Sompo Holdings, Inc.	7,121,400	308,498,818
T Hasegawa Co. Ltd. (b)	3,002,800	62,909,936
USS Co. Ltd.	1,298,600	22,698,097
		3,191,205,867
Mexico — 1.6%
Fomento Economico Mexicano SAB de CV, ADR	5,421,458	614,847,552
Fresnillo plc	5,590,827	37,629,591
Industrias Penoles SAB de CV*	6,401,020	71,458,943
		723,936,086
Netherlands — 0.4%
Heineken Holding NV	2,538,232	193,117,540
Norway — 0.2%
Orkla ASA	16,166,787	111,429,514

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2023

Investments	Shares	Value ($)
South Korea — 1.7%
Hyundai Mobis Co. Ltd.	999,985	154,862,440
KT&G Corp.	5,242,098	330,688,753
Lotte Corp.	478,555	9,229,495
Lotte Wellfood Co. Ltd.	99,845	8,438,327
NAVER Corp.	721,340	100,845,622
Samsung Electronics Co. Ltd. (Preference)	4,049,795	161,686,961
		765,751,598
Sweden — 0.8%
Investor AB, Class A	4,970,940	90,477,739
Investor AB, Class B	11,255,824	206,624,320
Svenska Handelsbanken AB, Class A	10,429,006	88,914,535
		386,016,594
Switzerland — 2.1%
Cie Financiere Richemont SA (Registered)	4,644,824	547,975,512
Schindler Holding AG	1,798,637	363,905,211
Schindler Holding AG (Registered)	211,870	41,302,143
		953,182,866
Taiwan — 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4,606,256	397,565,955
Thailand — 0.4%
Bangkok Bank PCL, NVDR	42,690,800	187,075,478
United Kingdom — 5.5%
BAE Systems plc	30,239,911	406,617,399
Berkeley Group Holdings plc (b)	6,766,463	332,616,729
British American Tobacco plc	19,154,797	572,200,673
Derwent London plc, REIT	3,383,761	75,200,743
Lloyds Banking Group plc	396,239,696	192,849,855
Reckitt Benckiser Group plc	5,493,332	367,542,154
Unilever plc	12,894,404	609,961,312
		2,556,988,865
United States — 43.9%
Alphabet, Inc., Class A*	2,694,360	334,316,189
Alphabet, Inc., Class C*	4,503,302	564,263,741
American Express Co.	1,903,714	277,999,355
Analog Devices, Inc.	2,674,970	420,853,030

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2023

Investments	Shares	Value ($)
United States — 43.9% (continued)
Bank of New York Mellon Corp. (The)	11,016,077	468,183,272
Becton Dickinson & Co.	1,130,197	285,691,198
Berkshire Hathaway, Inc., Class A*	675	349,531,875
Boston Properties, Inc., REIT	2,473,129	132,485,521
Brown & Brown, Inc.	3,021,843	209,776,341
CH Robinson Worldwide, Inc. (b)	6,691,967	547,603,660
Charles Schwab Corp. (The)	2,570,105	133,748,264
Colgate-Palmolive Co.	7,218,573	542,259,204
Comcast Corp., Class A	21,961,227	906,779,063
Cummins, Inc.	1,455,755	314,879,806
Deere & Co.	381,724	139,466,681
Dentsply Sirona, Inc.	6,900,950	209,857,889
Douglas Emmett, Inc., REIT (b)	9,162,021	102,706,255
Elevance Health, Inc.	1,258,041	566,231,674
Equity Residential, REIT	5,947,526	329,076,614
Expeditors International of Washington, Inc.	1,875,971	204,949,832
Extra Space Storage, Inc., REIT	1,117,963	115,809,787
Exxon Mobil Corp.	9,538,191	1,009,617,517
Fidelity National Financial, Inc.	4,297,027	167,970,785
Flowserve Corp. (b)	7,892,216	289,802,171
Haleon plc	68,822,768	275,847,882
HCA Healthcare, Inc.	3,109,934	703,280,475
IPG Photonics Corp.* (b)	3,097,302	266,058,242
JG Boswell Co.	2,485	1,494,727
Kraft Heinz Co. (The)	4,471,740	140,680,940
Medtronic plc	6,323,862	446,211,703
Meta Platforms, Inc., Class A*	4,124,147	1,242,481,767
Microsoft Corp.	1,102,682	372,827,811
Mills Music Trust (b)	31,592	1,074,444
Nestle SA (Registered)	3,086,462	332,840,298
Newmont Corp.	7,901,033	296,051,706
Noble Corp. plc	1,830,953	85,487,196
NOV, Inc. (b)	26,905,276	537,029,309
ONEOK, Inc.	2,183,545	142,367,134
Oracle Corp.	13,402,937	1,385,863,686

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2023

Investments	Shares		Value ($)
United States — 43.9% (continued)
Philip Morris International, Inc.		6,664,841	594,237,224
PPG Industries, Inc.		853,547	104,789,965
Ross Stores, Inc.		2,633,277	305,381,134
Royal Gold, Inc.		1,476,988	154,094,158
RPM International, Inc.		850,166	77,594,651
Salesforce, Inc.*		1,385,077	278,165,014
Sanofi SA		4,031,951	366,126,234
Schlumberger NV		19,905,698	1,107,951,151
Texas Instruments, Inc.		2,800,783	397,739,194
UGI Corp.		4,677,898	97,300,278
Universal Health Services, Inc., Class B		3,368,166	424,018,418
US Bancorp		5,965,007	190,164,423
Walmart, Inc.		1,383,386	226,059,106
Walt Disney Co. (The)*		2,946,738	240,424,353
Weyerhaeuser Co., REIT		10,347,140	296,859,447
Willis Towers Watson plc		2,868,912	676,747,652
			20,391,109,446
Total Common Stocks (Cost $26,790,095,470)			36,060,906,510
	Ounces
Commodities — 11.8%
Gold bullion* (Cost $2,902,970,282)		2,764,801	5,488,517,064
	Principal Amount ($)
Foreign Government Securities — 0.8%
Indonesia — 0.1%
Republic of Indonesia 8.38%, 3/15/2024	IDR	853,795,000,000	54,011,872
Mexico — 0.4%
Mex Bonos Desarr Fix Rt Series M, 8.00%, 12/7/2023	MXN	911,940,000	50,359,786
Series M, 10.00%, 12/5/2024	MXN	816,590,000	44,673,529
Series M, 5.75%, 3/5/2026	MXN	1,813,230,000	90,375,873
			185,409,188

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2023

Investments	Principal Amount ($)		Value ($)
South Korea — 0.3%
Republic of Korea 1.25%, 3/10/2026	KRW	158,937,690,000	110,334,384
Total Foreign Government Securities (Cost 367,344,007)			349,755,444
Corporate Bonds — 0.0% (c)
United States — 0.0% (c)
Bausch & Lomb, Inc. 7.13%, 8/1/2028‡ (Cost $5,154,748)		5,467,000	4,954,469
Short-Term Investments — 9.7%
Commercial Paper — 9.6%
AES Corp. (The) 6.00%, 11/1/2023 (d)		34,840,000	34,834,147
Alimentation Couche-Tard, Inc. 5.81%, 1/10/2024 (d)(e)		65,185,000	64,449,383
5.78%, 1/16/2024 (d)(e)		47,967,000	47,378,714
5.84%, 2/1/2024 (d)(e)		36,109,000	35,571,139
American Honda Finance Corp. 5.72%, 12/12/2023 (d)		47,000,000	46,693,262
5.73%, 12/19/2023 (d)		50,000,000	49,618,163
BASF SE 5.53%, 11/29/2023 (d)		50,000,000	49,777,228
BP Capital Markets plc 5.61%, 12/27/2023 (d)		75,000,000	74,342,837
Credit Agricole Corporate and Investment Bank 5.27%, 11/1/2023 (d)		16,932,000	16,929,494
Engie Regeneration Apollo Ltd. 5.49%, 12/21/2023 (d)		100,000,000	99,233,017
Engie SA 5.53%, 12/11/2023 (d)		71,850,000	71,410,032
5.65%, 1/12/2024 (d)		150,000,000	148,323,838
5.63%, 1/30/2024 (d)		50,000,000	49,294,497
Entergy Corp. 5.40%, 11/1/2023 (d)(e)		21,743,000	21,739,739
European Investment Bank 5.26%, 12/22/2023 (d)		40,000,000	39,690,504
5.33%, 12/28/2023 (d)		93,000,000	92,195,894

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2023

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 9.6% (continued)
FMS Wertmanagement 5.44%, 11/2/2023 (d)(e)	100,000,000	99,970,802
5.44%, 11/6/2023 (d)(e)	50,000,000	49,956,107
5.51%, 1/16/2024 (d)	100,000,000	98,844,715
5.48%, 1/19/2024 (d)(e)	58,880,000	58,173,004
5.48%, 1/23/2024 (d)(e)	39,253,000	38,757,862
General Motors Financial Co., Inc. 5.45%, 11/1/2023 (d)	107,511,000	107,494,658
Global Payments, Inc. 5.96%, 11/1/2023 (d)	37,110,000	37,103,840
Hydro-Quebec 5.33%, 11/3/2023 (d)(e)	113,000,000	112,950,428
5.40%, 11/27/2023 (d)	80,000,000	79,680,440
John Deere Capital Corp. 5.38%, 11/14/2023 (d)	50,000,000	49,896,580
Kreditanstalt fuer Wiederaufbau 5.33%, 11/21/2023 (d)(e)	78,571,000	78,331,293
5.53%, 1/19/2024 (d)	63,000,000	62,236,066
5.52%, 1/23/2024 (d)(e)	55,000,000	54,299,043
5.52%, 1/26/2024 (d)(e)	75,000,000	74,009,288
LVMH Moet Hennessy Louis Vuitton SE 5.51%, 1/12/2024 (d)(e)	41,300,000	40,850,138
Microsoft Corp. 5.42%, 12/5/2023 (d)(e)	99,400,000	98,884,754
5.40%, 12/11/2023 (d)(e)	37,500,000	37,272,208
5.40%, 12/15/2023 (d)(e)	90,000,000	89,399,812
5.41%, 12/19/2023 (d)(e)	80,000,000	79,419,514
5.41%, 12/20/2023 (d)(e)	47,780,000	47,426,295
5.41%, 1/2/2024 (d)(e)	50,000,000	49,534,063
Nederlandse Waterschapsbank NV 5.42%, 11/1/2023 (d)	125,000,000	124,981,517
NRW Bank 5.41%, 11/8/2023 (d)(e)	40,000,000	39,952,967
5.43%, 11/14/2023 (d)	50,000,000	49,896,969
5.42%, 11/22/2023 (d)(e)	31,429,000	31,327,026
5.46%, 11/27/2023 (d)	85,714,000	85,372,258
5.43%, 11/28/2023 (d)	80,906,000	80,571,397

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2023

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 9.6% (continued)
5.47%, 12/8/2023 (d)(e)	100,000,000	99,436,024
5.44%, 12/12/2023 (d)(e)	70,000,000	69,562,724
Oesterreichische Kontrollbank AG 5.46%, 11/30/2023 (d)	49,200,000	48,980,240
5.50%, 1/22/2024 (d)	55,000,000	54,313,897
5.56%, 2/5/2024 (d)	68,072,000	67,075,573
Ontario Teachers' Finance Trust 5.38%, 11/6/2023 (d)(e)	9,155,000	9,146,887
5.39%, 11/17/2023 (d)(e)	3,400,000	3,391,430
5.54%, 2/8/2024 (d)(e)	56,691,000	55,834,651
Oracle Corp. 5.57%, 11/3/2023 (d)(e)	35,000,000	34,984,179
5.56%, 11/8/2023 (d)(e)	76,700,000	76,607,360
5.58%, 11/15/2023 (d)(e)	75,000,000	74,829,000
5.62%, 12/20/2023 (d)(e)	44,815,000	44,465,401
Philip Morris International, Inc. 5.49%, 11/13/2023 (d)	64,286,000	64,161,397
5.38%, 11/16/2023 (d)	34,000,000	33,918,858
5.39%, 11/17/2023 (d)(e)	25,400,000	25,335,598
5.51%, 12/1/2023 (d)	75,000,000	74,652,563
5.48%, 12/4/2023 (d)	90,000,000	89,542,814
Province of Quebec 5.40%, 11/20/2023 (d)(e)	70,000,000	69,793,241
PSP Capital, Inc. 5.43%, 11/7/2023 (d)(e)	74,250,000	74,173,193
5.40%, 11/9/2023 (d)(e)	66,700,000	66,611,231
5.52%, 1/17/2024 (d)(e)	100,000,000	98,832,167
5.48%, 1/29/2024 (d)(e)	100,000,000	98,652,500
Siemens Capital Co. LLC 5.43%, 1/18/2024 (d)(e)	70,000,000	69,181,407
5.41%, 2/1/2024 (d)	60,600,000	59,762,927
United Parcel Service, Inc. 5.48%, 1/22/2024 (d)(e)	50,000,000	49,379,998
5.47%, 1/26/2024 (d)(e)	37,800,000	37,308,080
Vulcan Materials Co. 5.62%, 11/29/2023 (d)	32,970,000	32,822,482

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2023

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 9.6% (continued)
Walt Disney Co. (The) 5.50%, 1/3/2024 (d)(e)	90,000,000	89,133,227
Total Commercial Paper (Cost $4,470,591,460)		4,469,963,981
U.S. Treasury Obligations — 0.1%
U.S. Treasury Bills 5.33%, 11/16/2023 (d)	20,000,000	19,956,094
5.34%, 12/14/2023 (d)	20,000,000	19,873,568
Total U.S. Treasury Obligations (Cost $39,831,155)		39,829,662
	Shares
Investment Companies — 0.0% (c)
JP Morgan U.S. Government Money Market Fund, Capital Shares 5.37% (f) (Cost $331,992)	331,992	331,992
Total Short-Term Investments (Cost $4,510,754,607)		4,510,125,635
Total Investments — 99.9% (Cost $34,576,319,114)		46,414,259,122
Other Assets Less Liabilities — 0.1%		67,764,828
Net Assets — 100.0%		46,482,023,950

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Security fair valued as of October 31, 2023 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2023 amounted to $142,499,893, which represents approximately 0.31% of net assets of the Fund.

(b)  Affiliated company as defined under the Investment Company Act of 1940.

(c)  Represents less than 0.05% of net assets.

(d)  The rate shown was the current yield as of October 31, 2023.

(e)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at October 31, 2023 amounted to $2,396,311,877, which represents approximately 5.16% of net assets of the Fund.

(f)  Represents 7-day effective yield as of October 31, 2023.

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2023

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$14,155,250,017
Aggregate gross unrealized depreciation	(2,745,806,565)
Net unrealized appreciation	$11,409,443,452
Federal income tax cost	$35,050,422,870

Forward Foreign Currency Exchange Contracts outstanding as of October 31, 2023

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	203,967,511	EUR	181,448,000	Bank of New York Mellon	11/15/2023	$11,874,082
USD	89,809,702	JPY	12,204,420,000	Bank of New York Mellon	11/15/2023	9,121,460
USD	189,230,950	EUR	172,420,000	Goldman Sachs	12/20/2023	6,371,435
USD	65,891,578	GBP	51,704,000	Goldman Sachs	12/20/2023	3,023,143
USD	75,914,511	JPY	10,850,461,000	Goldman Sachs	12/20/2023	3,727,175
USD	200,497,087	EUR	185,316,000	JPMorgan Chase Bank	01/24/2024	3,620,549
USD	107,711,215	GBP	86,296,000	JPMorgan Chase Bank	01/24/2024	2,750,063
USD	96,186,951	JPY	13,887,472,000	JPMorgan Chase Bank	01/24/2024	3,255,294
USD	180,084,137	EUR	168,788,000	UBS AG	02/21/2024	529,887
USD	78,960,114	JPY	11,505,223,000	UBS AG	02/21/2024	1,622,167
Total unrealized appreciation						45,895,255
EUR	33,670,000	USD	36,028,752	JPMorgan Chase Bank	01/24/2024	(258,322)
GBP	9,226,000	USD	11,251,245	JPMorgan Chase Bank	01/24/2024	(29,733)
Total unrealized depreciation						(288,055)
Net unrealized appreciation						$45,607,200

Abbreviations

ADR  — American Depositary Receipt

EUR  — Euro

Fix Rt  — Fixed Rate

GBP  — British Pound

IDR  — Indonesian Rupiah

JPY  — Japanese Yen

KRW  — South Korean Won

MXN  — Mexican Peso

NVDR  — Non-Voting Depositary Receipt

Preference  — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT  — Real Estate Investment Trust

USD  — United States Dollar

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2023

Affiliated Securities

Security Description	Shares at October 31, 2023	Market Value October 31, 2022	Purchases at Cost	Proceeds from Sales
Common Stocks — 4.7%
Japan — 0.2%
Chofu Seisakusho Co. Ltd.	3,136,200	$44,031,237	$—	$(1,561,269)
T Hasegawa Co. Ltd.	3,002,800	63,875,515	—	—
		107,906,752	—	(1,561,269)
United Kingdom — 0.7%
Berkeley Group Holdings plc	6,766,463	269,219,704	—	—
United States — 3.7%
CH Robinson Worldwide, Inc.	6,691,967	725,720,121	—	(77,227,324)
Douglas Emmett, Inc., REIT	9,162,021	144,503,046	15,559,889	—
Flowserve Corp.	7,892,216	226,348,755	—	—
IPG Photonics Corp.*	3,097,302	265,314,889	—	—
Mills Music Trust	31,592	1,200,812	—	—
NOV, Inc.	26,905,276	602,678,182	—	—
		1,965,765,805	15,559,889	(77,227,324)
Total Common Stocks		2,342,892,261	15,559,889	(78,788,593)
Total		$2,342,892,261	$15,559,889	$(78,788,593)

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2023

Affiliated Securities (continued)

Security Description	Net Realized Gains (Loss)	Change in Unrealized Appreciation/ Depreciation	Market Value October 31, 2023	Dividend Income
Common Stocks — 4.7%
Japan — 0.2%
Chofu Seisakusho Co. Ltd.	$(307,179)	$2,535,995	$44,698,784	$835,640
T Hasegawa Co. Ltd.	—	(965,579)	62,909,936	1,211,937
	(307,179)	1,570,416	107,608,720	2,047,577
United Kingdom — 0.7%
Berkeley Group Holdings plc	—	63,397,025	332,616,729	10,729,483
United States — 3.7%
CH Robinson Worldwide, Inc.	16,286,445	(117,175,582)	547,603,660	16,959,736
Douglas Emmett, Inc., REIT	—	(57,356,680)	102,706,255	6,783,215
Flowserve Corp.	—	63,453,416	289,802,171	6,313,773
IPG Photonics Corp.*	—	743,353	266,058,242	—
Mills Music Trust	—	(126,368)	1,074,444	98,721
NOV, Inc.	—	(65,648,873)	537,029,309	5,381,055
	16,286,445	(176,110,734)	1,744,274,081	35,536,500
Total Common Stocks	15,979,266	(111,143,293)	2,184,499,530	48,313,560
Total	$15,979,266	$(111,143,293)	$2,184,499,530	$48,313,560

*  Non-income producing security.

See Notes to Financial Statements.
First Eagle Funds | Annual Report | October 31, 2023

First Eagle Overseas Fund

Fund Overview

Data as of October 31, 2023 (unaudited)

Investment Objective

The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. Management's research-driven process focuses on seeking securities that may be undervalued.

Average Annual Returns (%)			One Year	Five Years	Ten Years
First Eagle Overseas Fund	Class A	without sales load	11.11	3.74	3.10
		with sales load	5.55	2.68	2.58
MSCI EAFE Index			14.40	4.10	3.05
Consumer Price Index			3.23	4.01	2.79

Asset Allocation* (%)

Sectors* (%)
Consumer Staples	20.2
Financials	13.8
Industrials	13.6
Commodities	12.2
Consumer Discretionary	8.5
Materials	7.5
Energy	6.0
Real Estate	3.6
Health Care	3.5
Information Technology	3.2
Foreign Government Securities	1.8
Communication Services	1.1
Short-Term Investments	5.0

Countries*~ (%)

United States	19.3
Japan	15.8
United Kingdom	9.2
Canada	7.2
France	4.9
South Korea	4.3
Mexico	3.7
Hong Kong	3.6
Netherlands	3.6
Brazil	3.2
Switzerland	3.1
Sweden	2.6
China	2.5
Singapore	2.3
Germany	2.1
Belgium	1.8
Taiwan	1.8
Thailand	0.9
Chile	0.9
Norway	0.9
Turkey	0.6
Faroe Islands	0.3
Australia	0.3
Indonesia	0.1
Short-Term Investments	5.0

*  Asset Allocation, Sectors and Countries percentages are based on total investments in the portfolio.

**  Includes short-term commercial paper (1.5% of total investments) that settles in 90 days or less, long-term commercial paper (3.3% of total investments) that settles in 91 days or greater and other short-term investments (0.2% of total investments), such as U.S. treasury bills or money market funds.

~  Country allocations reflect country of risk (not currency of issue). Bonds of non-U.S. issuers may be U.S. dollar denominated.

  The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Overseas Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI EAFE Index is an unmanaged total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of companies from 21 developed market countries, excluding the United States and Canada. One cannot invest directly in an index. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption in urban households.

Top 10 Holdings* (%)

Gold bullion** (Precious Metal)	12.1
Imperial Oil Ltd. (Oil, Gas & Consumable Fuels, Canada)	3.6
Fomento Economico Mexicano SAB de CV, ADR (Beverages, Mexico)	2.5
Willis Towers Watson plc (Insurance, United States)	2.5
Danone SA (Food Products, France)	2.4
Shell plc (Oil, Gas & Consumable Fuels, Netherlands)	2.4
Unilever plc (Personal Care Products, United Kingdom)	2.0
British American Tobacco plc (Tobacco, United Kingdom)	1.9
Groupe Bruxelles Lambert NV (Financial Services, Belgium)	1.8
Secom Co. Ltd. (Commercial Services & Supplies, Japan)	1.8
Total	33.0

*  Holdings in cash, short-term commercial paper, long-term commercial paper and other short-term cash equivalents have been excluded.

**  The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold Bullion and commodities include the Fund's investment in the Subsidiary.

  Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2023

Investments	Shares	Value ($)
Common Stocks — 81.0%
Australia — 0.3%
Newcrest Mining Ltd. (a)	2,048,366	31,398,242
Belgium — 1.8%
Groupe Bruxelles Lambert NV	2,922,262	213,735,978
Brazil — 3.1%
Ambev SA, ADR	74,789,315	189,216,967
Itausa SA*	738,082	1,256,061
Itausa SA (Preference)	48,522,263	83,152,150
Wheaton Precious Metals Corp.	2,364,552	99,902,322
		373,527,500
Canada — 7.2%
Agnico Eagle Mines Ltd.	717,589	33,655,661
Barrick Gold Corp.	5,379,581	85,965,704
Franco-Nevada Corp.	194,071	23,608,998
Imperial Oil Ltd.	7,543,865	429,920,066
Nutrien Ltd.	2,436,243	130,826,249
Power Corp. of Canada	6,216,607	149,772,374
		853,749,052
Chile — 0.9%
Cia Cervecerias Unidas SA, ADR (b)	9,392,572	105,666,435
China — 2.5%
Alibaba Group Holding Ltd.*	13,666,828	140,701,075
Prosus NV*	5,606,068	156,776,961
		297,478,036
Faroe Islands — 0.3%
Bakkafrost P/F	801,656	36,186,436
France — 5.0%
Danone SA	4,768,985	283,709,085
Laurent-Perrier (b)	558,938	69,786,652
Legrand SA	812,472	70,284,014
LVMH Moet Hennessy Louis Vuitton SE	33,358	23,882,012
Sodexo SA	970,202	102,675,126
Wendel SE	439,181	32,897,941
		583,234,830

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2023

Investments	Shares	Value ($)
Germany — 2.1%
Brenntag SE	628,298	46,721,258
FUCHS SE (Preference)	2,322,615	94,333,104
Henkel AG & Co. KGaA (Preference)	1,476,257	106,489,918
		247,544,280
Hong Kong — 3.6%
CK Asset Holdings Ltd.	19,475,000	97,342,376
Great Eagle Holdings Ltd.	22,777,700	37,120,421
Guoco Group Ltd.	7,806,340	58,639,003
Hongkong Land Holdings Ltd.	15,883,500	50,378,040
Hysan Development Co. Ltd.	17,500,405	32,213,983
Jardine Matheson Holdings Ltd.	3,779,100	153,133,438
		428,827,261
Japan — 15.7%
As One Corp.	1,378,380	43,928,824
Chofu Seisakusho Co. Ltd.	1,704,600	24,294,862
Daiichikosho Co. Ltd. (b)	5,732,560	84,735,608
FANUC Corp.	6,945,600	172,364,912
Hirose Electric Co. Ltd.	758,730	85,963,444
Hoshizaki Corp.	2,554,200	82,487,010
Kansai Paint Co. Ltd.	8,320,730	121,771,472
Keyence Corp.	74,800	28,956,480
Komatsu Ltd.	3,814,300	87,638,879
Mitsubishi Electric Corp.	11,266,300	129,185,156
Mitsubishi Estate Co. Ltd.	7,062,358	90,400,447
MS&AD Insurance Group Holdings, Inc.	4,583,300	167,934,573
Nagaileben Co. Ltd.	1,687,224	23,283,442
Nihon Kohden Corp.	2,470,100	58,340,696
Pilot Corp.	477,500	16,204,206
Secom Co. Ltd.	3,010,200	209,072,980
Shimano, Inc.	976,470	140,520,004
SK Kaken Co. Ltd.	437,805	20,507,442
SMC Corp.	208,990	96,503,877
Sompo Holdings, Inc.	2,964,000	128,400,384

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2023

Investments	Shares	Value ($)
Japan — 15.7% (continued)
T Hasegawa Co. Ltd.	1,906,436	39,940,644
USS Co. Ltd.	560,300	9,793,427
		1,862,228,769
Mexico — 3.0%
Fomento Economico Mexicano SAB de CV, ADR	2,613,173	296,359,950
Fresnillo plc	1,426,722	9,602,688
Grupo Mexico SAB de CV, Series B	6,905,948	28,165,420
Industrias Penoles SAB de CV*	2,246,692	25,081,352
		359,209,410
Netherlands — 3.6%
HAL Trust	644,459	72,593,966
Heineken Holding NV	973,676	74,080,665
Shell plc	8,552,371	279,385,716
		426,060,347
Norway — 0.9%
Orkla ASA	14,829,598	102,212,944
Singapore — 1.6%
Haw Par Corp. Ltd. (b)	19,447,213	135,861,236
UOL Group Ltd.	14,128,300	60,848,250
		196,709,486
South Korea — 4.0%
Fursys, Inc. (b)	872,463	18,766,466
Hyundai Mobis Co. Ltd.	505,396	78,268,032
KT&G Corp.	2,451,893	154,673,461
Lotte Corp.	404,901	7,808,991
Lotte Wellfood Co. Ltd.	64,551	5,455,481
NAVER Corp.	286,676	40,078,215
NongShim Co. Ltd.	203,663	66,983,765
Samsung Electronics Co. Ltd. (Preference)	2,345,824	93,656,383
		465,690,794
Sweden — 2.6%
Industrivarden AB, Class A	123,708	3,200,996
Industrivarden AB, Class C	1,572,517	40,554,123
Investor AB, Class A	1,982,447	36,083,180
Investor AB, Class B	8,384,352	153,912,413

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2023

Investments	Shares	Value ($)
Sweden — 2.6% (continued)
L E Lundbergforetagen AB, Class B	296,080	12,091,907
Svenska Handelsbanken AB, Class A	6,838,494	58,302,921
		304,145,540
Switzerland — 3.1%
Cie Financiere Richemont SA (Registered)	1,767,922	208,571,512
Schindler Holding AG	724,861	146,655,882
Schindler Holding AG (Registered)	82,435	16,069,959
		371,297,353
Taiwan — 1.8%
Taiwan Secom Co. Ltd.	8,545,694	31,125,991
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2,075,542	179,140,030
		210,266,021
Thailand — 1.0%
Bangkok Bank PCL, NVDR	20,440,959	89,574,385
Thai Beverage PCL	52,214,985	20,623,929
		110,198,314
Turkey — 0.6%
AG Anadolu Grubu Holding A/S	9,784,125	70,964,424
United Kingdom — 9.2%
BAE Systems plc	13,135,620	176,626,566
Berkeley Group Holdings plc	2,497,480	122,767,778
Big Yellow Group plc, REIT	2,602,379	30,265,907
British American Tobacco plc	7,639,941	228,223,738
Great Portland Estates plc, REIT	4,895,618	23,206,478
Lloyds Banking Group plc	189,904,219	92,426,381
Reckitt Benckiser Group plc	2,577,229	172,434,562
Unilever plc	5,122,575	242,320,046
		1,088,271,456
United States — 7.1%
Haleon plc	26,953,694	108,032,844
Legris Industries SA*‡ (a)(b)(c)	905,366	15,384,962
Nestle SA (Registered)	1,236,148	133,304,693
Newmont Corp.	2,665,290	99,868,416
Royal Gold, Inc.	454,973	47,467,333

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2023

Investments	Shares		Value ($)
United States — 7.1% (continued)
Sanofi SA		1,679,882	152,543,736
Willis Towers Watson plc		1,237,899	292,007,995
			848,609,979
Total Common Stocks (Cost $7,922,012,650)			9,587,212,887
	Ounces
Commodities — 12.1%
Gold bullion* (Cost $663,216,747)		724,971	1,439,169,397
	Principal Amount ($)
Foreign Government Securities — 1.7%
Indonesia — 0.1%
Republic of Indonesia 8.38%, 3/15/2024	IDR	267,431,000,000	16,917,936
Mexico — 0.6%
Mex Bonos Desarr Fix Rt Series M, 8.00%, 12/7/2023	MXN	377,210,000	20,830,553
Series M, 10.00%, 12/5/2024	MXN	388,030,000	21,228,119
Series M, 5.75%, 3/5/2026	MXN	665,860,000	33,188,111
			75,246,783
Singapore — 0.6%
Republic of Singapore 1.25%, 11/1/2026	SGD	108,048,000	73,841,810
South Korea — 0.4%
Republic of Korea 1.25%, 3/10/2026	KRW	59,926,230,000	41,600,729
Total Foreign Government Securities (Cost $214,674,072)			207,607,258
Short-Term Investments — 5.0%
Commercial Paper — 4.8%
AES Corp. (The) 6.00%, 11/1/2023 (d)		21,250,000	21,246,430
Alimentation Couche-Tard, Inc. 5.78%, 1/16/2024 (d)(e)		13,133,000	12,971,932

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2023

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 4.8% (continued)
5.84%, 2/1/2024 (d)(e)	3,891,000	3,833,041
BP Capital Markets plc 5.61%, 12/27/2023 (d)	25,000,000	24,780,946
Credit Agricole Corporate and Investment Bank 5.27%, 11/1/2023 (d)	10,248,000	10,246,483
Engie Regeneration Apollo Ltd. 5.49%, 12/21/2023 (d)	40,000,000	39,693,207
Entergy Corp. 5.40%, 11/1/2023 (d)(e)	13,357,000	13,354,996
European Investment Bank 5.26%, 12/22/2023 (d)	35,000,000	34,729,191
5.33%, 12/28/2023 (d)	57,000,000	56,507,161
FMS Wertmanagement 5.48%, 1/19/2024 (d)(e)	16,120,000	15,926,441
5.48%, 1/23/2024 (d)(e)	10,747,000	10,611,437
General Motors Financial Co., Inc. 5.45%, 11/1/2023 (d)	65,570,000	65,560,033
Global Payments, Inc. 5.96%, 11/1/2023 (d)	22,665,000	22,661,238
Hydro-Quebec 5.33%, 11/3/2023 (d)(e)	7,000,000	6,996,929
5.40%, 11/27/2023 (d)	15,200,000	15,139,284
5.42%, 12/18/2023 (d)(e)	49,940,000	49,584,960
Kreditanstalt fuer Wiederaufbau 5.33%, 11/21/2023 (d)(e)	21,429,000	21,363,624
Microsoft Corp. 5.40%, 12/11/2023 (d)(e)	12,500,000	12,424,069
NRW Bank 5.41%, 11/8/2023 (d)(e)	20,000,000	19,976,483
5.42%, 11/22/2023 (d)(e)	8,571,000	8,543,191
5.46%, 11/27/2023 (d)	14,286,000	14,229,042
5.43%, 11/28/2023 (d)	19,094,000	19,015,033
Oesterreichische Kontrollbank AG 5.46%, 11/30/2023 (d)	20,000,000	19,910,666
5.50%, 1/22/2024 (d)	20,000,000	19,750,508
5.56%, 2/5/2024 (d)	10,000,000	9,853,622
Ontario Teachers' Finance Trust 5.38%, 11/6/2023 (d)(e)	10,000,000	9,991,138

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2023

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 4.8% (continued)
5.54%, 2/8/2024 (d)(e)	6,109,000	6,016,720
Philip Morris International, Inc. 5.49%, 11/13/2023 (d)	10,714,000	10,693,233
Total Commercial Paper (Cost $575,714,594)		575,611,038
U.S. Treasury Obligations — 0.2%
U.S. Treasury Bills 5.33%, 11/16/2023 (d)	10,000,000	9,978,047
5.34%, 12/14/2023 (d)	10,000,000	9,936,784
Total U.S. Treasury Obligations (Cost $19,915,578)		19,914,831
	Shares
Investment Companies — 0.0% (f)
JP Morgan U.S. Government Money Market Fund, Capital Shares 5.37% (g) (Cost $63,532)	63,532	63,532
Total Short-Term Investments (Cost $595,693,704)		595,589,401
Total Investments — 99.8% (Cost $9,395,597,173)		11,829,578,943
Other Assets Less Liabilities — 0.2%		22,887,113
Net Assets — 100.0%		11,852,466,056

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Security fair valued as of October 31, 2023 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2023 amounted to $46,783,204, which represents approximately 0.39% of net assets of the Fund.

(b)  Affiliated company as defined under the Investment Company Act of 1940.

(c)  Represents a security that is subject to legal or contractual restrictions on resale.

Restricted Securities	Acquisition Date	Cost	Carrying Value Per Share/Principal
Legris Industries SE	04/30/04	$23,433,066	$16.99

(d)  The rate shown was the current yield as of October 31, 2023.

(e)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at October 31, 2023 amounted to $191,594,961, which represents approximately 1.62% of net assets of the Fund.

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2023

(f)  Represents less than 0.05% of net assets.

(g)  Represents 7-day effective yield as of October 31, 2023.

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,295,098,499
Aggregate gross unrealized depreciation	(1,309,832,997)
Net unrealized appreciation	$1,985,265,502
Federal income tax cost	$9,869,653,328

Forward Foreign Currency Exchange Contracts outstanding as of October 31, 2023

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	112,757,226	EUR	100,308,000	Bank of New York Mellon	11/15/2023	$6,564,225
USD	52,874,960	JPY	7,185,284,000	Bank of New York Mellon	11/15/2023	5,370,209
USD	105,974,600	EUR	96,560,000	Goldman Sachs	12/20/2023	3,568,181
USD	26,060,206	GBP	20,449,000	Goldman Sachs	12/20/2023	1,195,657
USD	48,573,204	JPY	6,942,568,000	Goldman Sachs	12/20/2023	2,384,799
USD	113,529,111	EUR	104,933,000	JPMorgan Chase Bank	01/24/2024	2,050,093
USD	44,926,271	GBP	35,994,000	JPMorgan Chase Bank	01/24/2024	1,147,049
USD	55,304,253	JPY	7,984,828,000	JPMorgan Chase Bank	01/24/2024	1,871,684
USD	101,500,843	EUR	95,134,000	UBS AG	02/21/2024	298,660
USD	43,864,496	JPY	6,391,465,000	UBS AG	02/21/2024	901,158
Total unrealized appreciation						25,351,715
GBP	3,670,000	USD	4,475,620	JPMorgan Chase Bank	01/24/2024	(11,828)
Total unrealized depreciation						(11,828)
Net unrealized appreciation						$25,339,887

Abbreviations

ADR  — American Depositary Receipt

EUR  — Euro

Fix Rt  — Fixed Rate

GBP  — British Pound

IDR  — Indonesian Rupiah

JPY  — Japanese Yen

KRW  — South Korean Won

MXN  — Mexican Peso

NVDR  — Non-Voting Depositary Receipt

Preference  — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT  — Real Estate Investment Trust

SGD  — Singapore Dollar

USD  — United States Dollar

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2023

Affiliated Securities

Security Description	Shares at October 31, 2023	Market Value October 31, 2022	Purchases at Cost	Proceeds from Sales
Common Stocks — 3.8%
Belgium — 0.1%
Legris Industries SA*‡ (a)(b)	905,366	$14,924,062	$—	$—
Chile — 0.9%
Cia Cervecerias Unidas SA, ADR	9,392,572	101,533,703	—	—
France — 0.6%
Laurent-Perrier	558,938	54,469,274	—	—
Japan — 0.9%
Chofu Seisakusho Co. Ltd.^	1,704,600	24,979,077	—	(2,208,873)
Daiichikosho Co. Ltd.	5,732,560	82,184,041	—	—
		107,163,118	—	(2,208,873)
Singapore — 1.1%
Haw Par Corp. Ltd.	19,447,213	129,829,745	—	—
South Korea — 0.2%
Fursys, Inc.	872,463	16,775,972	—	—
Namyang Dairy Products Co. Ltd. (Preference)^	—	2,237,746	—	(3,232,535)
		19,013,718	—	(3,232,535)
Total Common Stocks		426,933,620	—	(5,441,408)
Total		$426,933,620	$—	$(5,441,408)

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2023

Affiliated Securities (continued)

Security Description	Net Realized Gains (Loss)	Change in Unrealized Appreciation/ Depreciation	Market Value October 31, 2023	Dividend Income
Common Stocks — 3.8%
Belgium — 0.1%
Legris Industries SA*‡ (a)(b)	$—	$460,900	$15,384,962	$—
Chile — 0.9%
Cia Cervecerias Unidas SA, ADR	—	4,132,732	105,666,435	2,449,848
France — 0.6%
Laurent-Perrier	—	15,317,378	69,786,652	1,244,364
Japan — 0.9%
Chofu Seisakusho Co. Ltd.^	(186,207)	1,710,865	24,294,862	472,686
Daiichikosho Co. Ltd.	—	2,551,567	84,735,608	2,077,190
	(186,207)	4,262,432	109,030,470	2,549,876
Singapore — 1.1%
Haw Par Corp. Ltd.	—	6,031,491	135,861,236	5,066,729
South Korea — 0.2%
Fursys, Inc.	—	1,990,494	18,766,466	592,152
Namyang Dairy Products Co. Ltd. (Preference)^	3,055,025	(2,060,236)	—	10,187
	3,055,025	(69,742)	18,766,466	602,339
Total Common Stocks	2,868,818	30,135,191	454,496,221	11,913,156
Total	$2,868,818	$30,135,191	$454,496,221	$11,913,156

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

^  Represents an unaffiliated issuer as of October 31, 2023.

(a)  Security fair valued as of October 31, 2023 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2023 amounted to $15,384,962, which represents approximately 0.13% of net assets of the Fund.

(b)  Represents a security that is subject to legal or contractual restrictions on resale.

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2023

First Eagle U.S. Value Fund

Fund Overview

Data as of October 31, 2023 (unaudited)

Investment Objective

The First Eagle U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in domestic equity and debt securities. Management utilizes a highly disciplined, bottom-up, value-oriented approach in seeking to achieve its investment objective.

Average Annual Returns^ (%)			One Year	Five Years	Ten Years
First Eagle U.S. Value Fund	Class A	without sales charge	8.81	7.12	6.70
		with sales charge	3.36	6.02	6.16
S&P 500 Index			10.14	11.01	11.18
Consumer Price Index			3.23	4.01	2.79

Asset Allocation* (%)

Sectors* (%)

Commodities	12.6
Communication Services	12.2
Information Technology	11.7
Health Care	10.9
Financials	10.8
Energy	9.2
Consumer Staples	6.8
Industrials	6.3
Materials	4.2
Real Estate	3.6
Consumer Discretionary	1.0
Utilities	0.4
Short-Term Investments	10.3

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

*  Asset Allocation and Sectors percentages are based on total investments in the portfolio.

**  Includes short-term commercial paper (0.7% of total investments) that settles in 90 days or less, long-term commercial paper (6.7% of total investments) that settles in 91 days or greater and other short-term investments (2.9% of total investments), such as U.S. treasury bills or money market funds.

  The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2023

First Eagle U.S. Value Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A shares give effect to the deduction of the maximum sales charge of 5.00%.

The S&P 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also considered a proxy for the total market. The S&P 500 Index includes dividends reinvested. One cannot invest directly in an index. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings* (%)

Gold bullion** (Precious Metal)	12.6
Meta Platforms, Inc., Class A (Interactive Media & Services, United States)	4.5
Oracle Corp. (Software, United States)	3.9
Comcast Corp., Class A (Media, United States)	3.3
HCA Healthcare, Inc. (Health Care Providers & Services, United States)	3.1
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels, United States)	3.0
Philip Morris International, Inc. (Tobacco, United States)	2.9
Elevance Health, Inc. (Health Care Providers & Services, United States)	2.5
Colgate-Palmolive Co. (Household Products, United States)	2.5
Schlumberger NV (Energy Equipment & Services, United States)	2.3
Total	40.6

*  Holdings in cash, short-term commercial paper, long-term commercial paper and other short-term cash equivalents have been excluded.

**  The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold Bullion and commodities include the Fund's investment in the Subsidiary.

  Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2023

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | October 31, 2023

Investments	Shares	Value ($)
Common Stocks — 75.1%
Air Freight & Logistics — 3.0%
CH Robinson Worldwide, Inc.	294,701	24,115,383
Expeditors International of Washington, Inc.	94,942	10,372,413
		34,487,796
Banks — 0.9%
US Bancorp	330,658	10,541,377
Capital Markets — 2.9%
Bank of New York Mellon Corp. (The)	589,455	25,051,837
Charles Schwab Corp. (The)	143,493	7,467,376
		32,519,213
Chemicals — 1.4%
Nutrien Ltd. (Canada)	158,929	8,534,487
PPG Industries, Inc.	37,210	4,568,272
RPM International, Inc.	30,241	2,760,096
		15,862,855
Consumer Finance — 1.0%
American Express Co.	78,997	11,535,932
Consumer Staples Distribution & Retail — 0.8%
Walmart, Inc.	58,370	9,538,242
Electronic Equipment, Instruments & Components — 1.3%
IPG Photonics Corp.*	172,551	14,822,131
Energy Equipment & Services — 4.3%
Noble Corp. plc	67,617	3,157,038
NOV, Inc.	999,361	19,947,245
Schlumberger NV	471,530	26,245,360
		49,349,643
Entertainment — 0.8%
Walt Disney Co. (The)*	109,127	8,903,672
Financial Services — 1.7%
Berkshire Hathaway, Inc., Class A*	37	19,159,525
Food Products — 0.6%
Kraft Heinz Co. (The)	206,681	6,502,184
Gas Utilities — 0.4%
UGI Corp.	194,116	4,037,613

First Eagle Funds | Annual Report | October 31, 2023

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | October 31, 2023

Investments	Shares	Value ($)
Health Care Equipment & Supplies — 3.4%
Becton Dickinson & Co.	44,564	11,264,888
Dentsply Sirona, Inc.	350,379	10,655,025
Medtronic plc	233,051	16,444,079
		38,363,992
Health Care Providers & Services — 7.5%
Elevance Health, Inc.	63,028	28,368,273
HCA Healthcare, Inc.	157,427	35,600,542
Universal Health Services, Inc., Class B	170,425	21,454,803
		85,423,618
Household Products — 2.5%
Colgate-Palmolive Co.	376,279	28,266,078
Insurance — 3.7%
Brown & Brown, Inc.	167,967	11,660,269
Fidelity National Financial, Inc.	158,855	6,209,642
Willis Towers Watson plc	104,185	24,576,200
		42,446,111
Interactive Media & Services — 8.2%
Alphabet, Inc., Class A*	145,960	18,110,717
Alphabet, Inc., Class C*	188,322	23,596,746
Meta Platforms, Inc., Class A*	169,755	51,142,089
		92,849,552
Machinery — 3.3%
Cummins, Inc.	73,903	15,985,219
Deere & Co.	20,543	7,505,590
Flowserve Corp.	378,708	13,906,158
		37,396,967
Media — 3.3%
Comcast Corp., Class A	920,308	37,999,517
Metals & Mining — 2.8%
Agnico Eagle Mines Ltd. (Canada)	82,024	3,847,009
Barrick Gold Corp. (Canada)	522,110	8,343,318
Franco-Nevada Corp. (Canada)	21,527	2,618,788
Newcrest Mining Ltd. (Australia) (a)	236,346	3,622,814

First Eagle Funds | Annual Report | October 31, 2023

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | October 31, 2023

Investments	Shares	Value ($)
Metals & Mining — 2.8% (continued)
Newmont Corp.	252,516	9,461,775
Royal Gold, Inc.	38,764	4,044,248
		31,937,952
Office REITs — 0.8%
Boston Properties, Inc., REIT	102,688	5,500,996
Douglas Emmett, Inc., REIT	359,380	4,028,650
		9,529,646
Oil, Gas & Consumable Fuels — 3.4%
Exxon Mobil Corp.	317,531	33,610,656
ONEOK, Inc.	80,792	5,267,639
		38,878,295
Residential REITs — 1.4%
Equity Residential, REIT	278,138	15,389,376
Semiconductors & Semiconductor Equipment — 3.5%
Analog Devices, Inc.	132,445	20,837,572
Texas Instruments, Inc.	137,787	19,567,132
		40,404,704
Software — 6.9%
Microsoft Corp.	64,625	21,850,359
Oracle Corp.	425,031	43,948,205
Salesforce, Inc.*	61,730	12,397,236
		78,195,800
Specialized REITs — 1.4%
Extra Space Storage, Inc., REIT	41,479	4,296,809
Weyerhaeuser Co., REIT	401,701	11,524,802
		15,821,611
Specialty Retail — 1.0%
Ross Stores, Inc.	100,220	11,622,513
Tobacco — 2.9%
Philip Morris International, Inc.	372,296	33,193,911
Total Common Stocks (Cost $532,198,898)		854,979,826

First Eagle Funds | Annual Report | October 31, 2023

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | October 31, 2023

Investments	Ounces	Value ($)
Commodities — 12.6%
Gold bullion* (Cost $78,780,493)	72,529	143,979,658
	Shares
Master Limited Partnerships — 1.4%
Oil, Gas & Consumable Fuels — 1.4%
Enterprise Products Partners LP (Cost $12,353,309)	623,041	16,223,988
	Principal Amount ($)
Convertible Preferred Stocks — 0.4%
Banks — 0.4%
Bank of America Corp. Series L, 7.25%, (b) (Cost $5,693,463)	4,250	4,476,100
Corporate Bonds — 0.4%
Financial Services — 0.3%
Mexico Remittances Funding Fiduciary Estate Management Sarl 4.88%, 1/15/2028 (c)	3,512,200	3,104,552
Food Products — 0.1%
Post Holdings, Inc. 5.75%, 3/1/2027 (c)	666,000	634,902
Health Care Equipment & Supplies — 0.0% (d)
Bausch & Lomb, Inc. 7.13%, 8/1/2028‡	600,000	543,750
Total Corporate Bonds (Cost $4,250,257)		4,283,204
Short-Term Investments — 10.3%
Commercial Paper — 7.4%
AES Corp. (The) 6.00%, 11/1/2023 (e)	1,298,000	1,297,782
Credit Agricole Corporate and Investment Bank 5.27%, 11/1/2023 (e)	626,000	625,907
Entergy Corp. 5.40%, 11/1/2023 (c)(e)	816,000	815,878
General Motors Financial Co., Inc. 5.45%, 11/1/2023 (e)	4,006,000	4,005,391

First Eagle Funds | Annual Report | October 31, 2023

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | October 31, 2023

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 7.4% (continued)
Global Payments, Inc. 5.96%, 11/1/2023 (e)	1,383,000	1,382,770
Johnson & Johnson 5.35%, 11/7/2023 (c)(e)	10,000,000	9,989,714
5.38%, 11/21/2023 (c)(e)	10,000,000	9,969,095
Microsoft Corp. 5.40%, 12/15/2023 (c)(e)	10,000,000	9,933,312
Oracle Corp. 5.76%, 1/25/2024 (e)	10,000,000	9,864,200
PepsiCo, Inc. 5.25%, 11/13/2023 (c)(e)	8,500,000	8,483,855
United Parcel Service, Inc. 5.19%, 12/12/2023 (e)	10,000,000	9,937,770
Walt Disney Co. (The) 5.50%, 1/3/2024 (c)(e)	10,000,000	9,903,692
5.61%, 1/4/2024 (c)(e)	8,150,000	8,070,292
Total Commercial Paper (Cost $84,293,745)		84,279,658
	Shares
Investment Companies — 0.0% (d)
JP Morgan U.S. Government Money Market Fund, Capital Shares 5.37% (f) (Cost $26,191)	26,191	26,191
	Principal Amount ($)
U.S. Treasury Obligations — 2.9%
U.S. Treasury Bills 5.33%, 11/16/2023 (e)	5,000,000	4,989,023
5.34%, 12/14/2023 (e)	5,000,000	4,968,392
5.33%, 1/4/2024 (e)	5,000,000	4,952,889

First Eagle Funds | Annual Report | October 31, 2023

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | October 31, 2023

Investments	Principal Amount ($)	Value ($)
U.S. Treasury Obligations — 2.9% (continued)
5.42%, 1/23/2024 (e)	9,000,000	8,889,688
5.43%, 3/21/2024 (e)	9,100,000	8,910,253
Total U.S. Treasury Obligations (Cost $32,712,306)		32,710,245
Total Short-Term Investments (Cost $117,032,242)		117,016,094
Total Investments — 100.2% (Cost $750,308,662)		1,140,958,870
Liabilities in Excess of Other Assets — (0.2%)		(1,824,590)
Net Assets — 100.0%		1,139,134,280

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Security fair valued as of October 31, 2023 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2023 amounted to $3,622,814, which represents approximately 0.32% of net assets of the Fund.

(b)  Perpetual security. The rate reflected was the rate in effect on October 31, 2023. The maturity date reflects the next call date.

(c)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at October 31, 2023 amounted to $60,905,292, which represents approximately 5.35% of net assets of the Fund.

(d)  Represents less than 0.05% of net assets.

(e)  The rate shown was the current yield as of October 31, 2023.

(f)  Represents 7-day effective yield as of October 31, 2023.

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$427,266,656
Aggregate gross unrealized depreciation	(32,921,830)
Net unrealized appreciation	$394,344,826
Federal income tax cost	$746,614,044

Abbreviations

REIT  — Real Estate Investment Trust

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Gold Fund

Fund Overview

Data as of October 31, 2023 (unaudited)

Investment Objective

The First Eagle Gold Fund is a non-diversified fund that seeks to provide investors the opportunity to participate in the investment characteristics of gold (and to a limited extent other precious metals) for a portion of their overall investment portfolio. In seeking to achieve its objective, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in gold, and/or securities directly related to gold or issuers principally engaged in the gold industry.

Average Annual Returns (%)			One Year	Five Years	Ten Years
First Eagle Gold Fund	Class A	without sales load	15.84	11.76	2.97
		with sales load	10.07	10.62	2.44
FTSE Gold Mines Index			16.27	6.77	0.79
MSCI World Index			10.48	8.27	7.53
Consumer Price Index			3.23	4.01	2.79

Asset Allocation* (%)

Sectors* (%)

Materials	70.1
Commodities	21.1
Short-Term Investments	8.8

Countries*~ (%)

Canada	34.0
United States	33.2
Brazil	12.5
Australia	8.3
Mexico	2.1
United Kingdom	1.1
Short-Term Investments	8.8

*  Asset Allocation, Sectors and Countries percentages are based on total investments in the portfolio.

**  Includes short-term commercial paper (8.1% of total investments) that settles in 90 days or less, long-term commercial paper (0.7% of total investments) that settles in 91 days or greater and other short-term investments (0.0% of total investments), such as U.S. treasury bills or money market funds.

~  Country allocations reflect country of risk (not currency of issue). Bonds of non-U.S. issuers may be U.S. dollar denominated.

  The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Gold Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 developed market countries. The index provides total returns in U.S. dollars with dividends reinvested. The FTSE Gold Mines Index is designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold. The FTSE Gold Mines Index encompasses all gold mining companies that have a sustainable, attributable gold production of at least 300,000 ounces a year and that derive 51% or more of their revenue from mined gold. The index is unmanaged and includes dividends reinvested. One cannot invest directly in an index. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings* (%)

Gold bullion** (Precious Metal)	16.1
Wheaton Precious Metals Corp. (Metals & Mining, Brazil)	12.4
Barrick Gold Corp. (Metals & Mining, Canada)	8.7
Newmont Corp. (Metals & Mining, United States)	7.4
Silver bullion** (Precious Metal)	4.9
Alamos Gold, Inc., Class A (Metals & Mining, Canada)	4.8
Agnico Eagle Mines Ltd. (Metals & Mining, Canada)	4.6
Royal Gold, Inc. (Metals & Mining, United States)	4.5
Newcrest Mining Ltd. (Metals & Mining, Australia)	4.4
Franco-Nevada Corp. (Metals & Mining, Canada)	4.3
Total	72.1

*  Holdings in cash, short-term commercial paper, long-term commercial paper and other short-term cash equivalents have been excluded.

**  The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold Bullion and commodities include the Fund's investment in the Subsidiary.

  Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Gold Fund | Consolidated Schedule of Investments | October 31, 2023

Investments	Shares	Value ($)
Common Stocks — 69.4%
Australia — 8.2%
Newcrest Mining Ltd. (a)	6,262,689	95,997,212
Northern Star Resources Ltd.	11,077,071	81,115,003
		177,112,215
Brazil — 12.4%
Wheaton Precious Metals Corp.	6,340,844	267,900,659
Canada — 33.6%
Agnico Eagle Mines Ltd.	2,134,524	100,111,369
Alamos Gold, Inc., Class A	8,311,143	102,904,147
B2Gold Corp.	3,110,042	9,957,517
Barrick Gold Corp.	11,780,585	188,253,748
Dundee Precious Metals, Inc. (b)	14,240,008	93,341,751
Franco-Nevada Corp.	768,800	93,525,552
MAG Silver Corp.* (b)	5,431,222	54,322,011
Novagold Resources, Inc.* (b)	17,740,710	62,447,299
Orla Mining Ltd.*	6,508,741	19,947,467
		724,810,861
Mexico — 2.1%
Fresnillo plc	4,277,558	28,790,510
Industrias Penoles SAB de CV*	1,403,600	15,669,342
		44,459,852
United Kingdom — 1.1%
Anglogold Ashanti plc	1,377,003	24,565,733
United States — 12.0%
Newmont Corp.	4,288,765	160,700,024
Royal Gold, Inc.	930,778	97,108,069
		257,808,093
Total Common Stocks (Cost $1,146,994,410)		1,496,657,413

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Gold Fund | Consolidated Schedule of Investments | October 31, 2023

Investments	Ounces	Value ($)
Commodities — 20.9%
Gold bullion*	174,689	346,781,982
Silver bullion*	4,596,472	105,169,108
Total Commodities (Cost $265,746,632)		451,951,090
	Number of Rights
Rights — 0.2%
Canada — 0.2%
Pan American Silver Corp., CVR, expiring 2/22/2029* (Cost $45,973,716)	6,835,667	3,455,430
	Principal Amount ($)
Short-Term Investments — 8.8%
Commercial Paper — 8.8%
AES Corp. (The) 6.00%, 11/1/2023 (c)	21,099,000	21,095,455
Alimentation Couche-Tard, Inc. 5.81%, 1/10/2024 (c)(d)	14,815,000	14,647,812
Credit Agricole Corporate and Investment Bank 5.27%, 11/1/2023 (c)	10,176,000	10,174,494
Entergy Corp. 5.40%, 11/1/2023 (c)(d)	13,262,000	13,260,011
General Motors Financial Co., Inc. 5.45%, 11/1/2023 (c)	65,105,000	65,095,104
Global Payments, Inc. 5.96%, 11/1/2023 (c)	22,473,000	22,469,269
Henkel Corp. 5.42%, 11/14/2023 (c)(d)	15,000,000	14,968,939
Oracle Corp. 5.62%, 12/20/2023 (c)(d)	10,185,000	10,105,548
Vulcan Materials Co. 5.62%, 11/29/2023 (c)	17,030,000	16,953,802
Total Commercial Paper (Cost $188,799,807)		188,770,434

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Gold Fund | Consolidated Schedule of Investments | October 31, 2023

Investments	Shares	Value ($)
Investment Companies — 0.0% (e)
JP Morgan U.S. Government Money Market Fund, Capital Shares 5.37% (f) (Cost $138,274)	138,274	138,274
Total Short-Term Investments (Cost $188,938,081)		188,908,708
Total Investments — 99.3% (Cost $1,647,652,839)		2,140,972,641
Other Assets Less Liabilities — 0.7%		16,605,443
Net Assets — 100.0%		2,157,578,084

*  Non-income producing security.

(a)  Security fair valued as of October 31, 2023 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2023 amounted to $95,997,212, which represents approximately 4.45% of net assets of the Fund.

(b)  Affiliated company as defined under the Investment Company Act of 1940.

(c)  The rate shown was the current yield as of October 31, 2023.

(d)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at October 31, 2023 amounted to $52,982,310, which represents approximately 2.46% of net assets of the Fund.

(e)  Represents less than 0.05% of net assets.

(f)  Represents 7-day effective yield as of October 31, 2023.

Abbreviations

CVR  — Contingent Value Rights

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$573,351,377
Aggregate gross unrealized depreciation	(158,621,291)
Net unrealized appreciation	$414,730,086
Federal income tax cost	$1,726,242,555

Affiliated Securities

Security Description	Shares at October 31, 2023	Market Value October 31, 2022	Purchases at Cost	Proceeds from Sales
Common Stocks — 9.7%
Canada — 9.7%
Dundee Precious Metals, Inc.	14,240,008	$62,596,607	$2,015,396	$—
MAG Silver Corp.*	5,431,222	65,062,216	6,279,404	—
Novagold Resources, Inc.*	17,740,710	83,460,385	—	(1,813,442)
Total Common Stocks		$211,119,208	$8,294,800	$(1,813,442)
Total		$211,119,208	$8,294,800	$(1,813,442)

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Gold Fund | Consolidated Schedule of Investments | October 31, 2023

Affiliated Securities (continued)

Security Description	Net Realized Gains (Loss)	Change in Unrealized Appreciation/ Depreciation	Market Value October 31, 2023	Dividend Income
Common Stocks — 9.7%
Canada — 9.7%
Dundee Precious Metals, Inc.	$—	$28,729,748	$93,341,751	$1,895,288
MAG Silver Corp.*	—	(17,019,609)	54,322,011	—
Novagold Resources, Inc.*	(1,319,109)	(17,880,535)	62,447,299	—
Total Common Stocks	$(1,319,109)	$(6,170,396)	$210,111,061	$1,895,288
Total	$(1,319,109)	$(6,170,396)	$210,111,061	$1,895,288

*  Non-income producing security.

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Global Income Builder Fund

Fund Overview

Data as of October 31, 2023 (unaudited)

Investment Objective

The First Eagle Global Income Builder Fund seeks current income generation and long-term growth of capital. Fundamental research drives the identification of income-producing investment opportunities across all market environments.

Average Annual Returns^ (%)			One Year	Five Years	Ten Years
First Eagle Global Income Builder Fund	Class A	without sales load	6.35	4.41	4.01
		with sales load	1.05	3.34	3.48
Composite Index			6.44	5.21	5.07
MSCI World Index			10.48	8.27	7.53
Bloomberg U.S. Aggregate Bond Index			0.36	-0.06	0.88

Asset Allocation* (%)

Sectors* (%)

Consumer Staples	22.7
U.S. Treasury Obligations	15.1
Financials	11.3
Energy	8.2
Industrials	7.7
Commodities	6.8
Health Care	6.3
Real Estate	4.5
Materials	4.2
Consumer Discretionary	4.1
Information Technology	3.1
Foreign Government Securities	1.7
Communication Services	1.5
Utilities	0.4
Asset-Backed Securities	0.2
Short-Term Investments	2.2

Countries*~ (%)

United States	59.5
United Kingdom	7.3
Canada	4.3
Mexico	3.9
Hong Kong	3.3
Japan	3.2
South Korea	2.3
Brazil	2.3
Switzerland	1.9
Germany	1.9
France	1.7
Chile	1.2
Norway	0.9
Singapore	0.9
Thailand	0.8
Netherlands	0.8
Sweden	0.5
Italy	0.3
Taiwan	0.3
Australia	0.2
Colombia	0.2
Saudi Arabia	0.1
Poland	0.0	***
Short-Term Investments	2.2

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

*  Asset Allocation, Sectors and Countries percentages are based on total investments in the portfolio.

**  Includes short-term commercial paper (2.2% of total investments) that settles in 90 days or less, long-term commercial paper (0.0% of total investments) that settles in 91 days or greater and other short-term investments (0.0% of total investments), such as U.S. treasury bills or money market funds.

***  Less than 0.05%.

~  Country allocations reflect country of risk (not currency of issue). Bonds of non-U.S. issuers may be U.S. dollar denominated.

  The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Global Income Builder Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A shares give effect to the deduction of the maximum sales charge of 5.00%.

The Composite Index consists of 60% of the MSCI World Index and 40% of the Bloomberg U.S. Aggregate Bond Index. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 developed market countries. The MSCI World Index provides total returns in U.S. dollars with net dividends reinvested. The Bloomberg U.S. Aggregate Bond Index is an unmanaged broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS and CMBS. One cannot invest directly in an index.

Top 10 Holdings* (%)

Gold bullion (Precious Metal)	6.8
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels, United States)	2.7
Unilever plc (Personal Care Products, United Kingdom)	2.5
Nestle SA (Registered) (Food Products, United States)	2.2
British American Tobacco plc (Tobacco, United Kingdom)	2.1
Enterprise Products Partners LP (Oil, Gas & Consumable Fuels, United States)	1.9
Philip Morris International, Inc. (Tobacco, United States)	1.7
Colgate-Palmolive Co. (Household Products, United States)	1.7
Jardine Matheson Holdings Ltd. (Industrial Conglomerates, Hong Kong)	1.7
KT&G Corp. (Tobacco, South Korea)	1.6
Total	24.9

*  Holdings in cash, short-term commercial paper, long-term commercial paper and other short-term cash equivalents have been excluded.

  Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2023

Investments	Shares	Value ($)
Common Stocks — 58.3%
Brazil — 2.0%
Ambev SA, ADR	6,045,675	15,295,558
Itausa SA*	52,397	89,169
Itausa SA (Preference)	3,444,779	5,903,285
Wheaton Precious Metals Corp.	281,516	11,894,051
		33,182,063
Canada — 3.1%
Agnico Eagle Mines Ltd.	16,806	788,219
Barrick Gold Corp.	90,496	1,446,126
Franco-Nevada Corp.	42,649	5,188,308
Franco-Nevada Corp.	32,962	4,006,531
Imperial Oil Ltd.	238,922	13,616,013
Nutrien Ltd. (a)	87,298	4,687,902
Power Corp. of Canada	883,284	21,280,345
		51,013,444
Chile — 1.2%
Cia Cervecerias Unidas SA, ADR	1,232,370	13,864,163
Quinenco SA	2,083,758	5,639,883
		19,504,046
France — 1.5%
Danone SA	291,291	17,329,034
Sodexo SA	59,517	6,298,601
Wendel SE	19,995	1,497,775
		25,125,410
Germany — 1.6%
Brenntag SE	103,547	7,699,923
FUCHS SE (Preference)	319,659	12,982,963
Henkel AG & Co. KGaA (Preference)	81,279	5,863,067
		26,545,953
Hong Kong — 3.3%
CK Asset Holdings Ltd.	2,483,000	12,410,840
Great Eagle Holdings Ltd.	1,662,774	2,709,794
Hongkong Land Holdings Ltd.	2,370,400	7,518,249
Hysan Development Co. Ltd.	1,277,083	2,350,799

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2023

Investments	Shares	Value ($)
Hong Kong — 3.3% (continued)
Jardine Matheson Holdings Ltd.	675,500	27,372,030
Mandarin Oriental International Ltd.	1,047,200	1,570,800
		53,932,512
Japan — 3.2%
FANUC Corp.	294,600	7,310,917
MS&AD Insurance Group Holdings, Inc.	242,700	8,892,658
Nagaileben Co. Ltd.	22,700	313,257
Nohmi Bosai Ltd.	70,300	846,482
Secom Co. Ltd.	203,100	14,106,279
Shimano, Inc.	87,400	12,577,394
Sompo Holdings, Inc.	104,800	4,539,933
USS Co. Ltd.	214,900	3,756,215
		52,343,135
Mexico — 2.8%
Bolsa Mexicana de Valores SAB de CV	403,523	629,155
Coca-Cola Femsa SAB de CV, ADR	203,819	15,494,320
Fomento Economico Mexicano SAB de CV, ADR	167,196	18,961,698
GMexico Transportes SAB de CV (b)	1,116,309	2,302,089
Grupo Mexico SAB de CV, Series B	2,026,562	8,265,190
		45,652,452
Netherlands — 0.8%
HAL Trust	40,521	4,564,418
Heineken Holding NV	113,543	8,638,747
		13,203,165
Norway — 0.9%
Orkla ASA	2,142,238	14,765,367
Singapore — 0.6%
United Overseas Bank Ltd.	292,600	5,771,447
UOL Group Ltd.	764,200	3,291,283
		9,062,730
South Korea — 2.1%
KT&G Corp.	419,335	26,453,029
Samsung Electronics Co. Ltd. (Preference)	204,402	8,160,694
		34,613,723

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2023

Investments	Shares	Value ($)
Sweden — 0.5%
Svenska Handelsbanken AB, Class A	891,201	7,598,109
Switzerland — 1.9%
Cie Financiere Richemont SA (Registered)	151,851	17,914,700
Schindler Holding AG	61,668	12,476,840
Schindler Holding AG (Registered)	7,544	1,470,635
		31,862,175
Taiwan — 0.3%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	47,844	4,129,416
Thailand — 0.8%
Bangkok Bank PCL, NVDR	1,467,900	6,432,489
Thai Beverage PCL	17,954,100	7,091,529
		13,524,018
United Kingdom — 7.1%
BAE Systems plc	807,624	10,859,621
Berkeley Group Holdings plc	222,665	10,945,468
British American Tobacco plc	1,181,438	35,292,445
Great Portland Estates plc, REIT	327,228	1,551,144
Lloyds Banking Group plc	7,973,632	3,880,767
Reckitt Benckiser Group plc	193,995	12,979,616
Unilever plc	871,901	41,244,704
		116,753,765
United States — 24.6%
Analog Devices, Inc.	73,648	11,587,040
Bank of New York Mellon Corp. (The) (a)	336,334	14,294,195
Becton Dickinson & Co. (a)	63,027	15,931,965
Boston Properties, Inc., REIT	125,907	6,744,838
CH Robinson Worldwide, Inc.	107,646	8,808,672
Colgate-Palmolive Co. (a)	368,873	27,709,740
Comcast Corp., Class A (a)	541,473	22,357,420
Douglas Emmett, Inc., REIT	366,396	4,107,299
Elevance Health, Inc. (a)	17,617	7,929,236
Equity Residential, REIT (a)	340,956	18,865,095
Exxon Mobil Corp. (a)	412,370	43,649,364

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2023

Investments	Shares	Value ($)
United States — 24.6% (continued)
Fidelity National Financial, Inc.	84,603	3,307,131
Fidelity National Information Services, Inc.	51,600	2,534,076
General Dynamics Corp.	7,297	1,760,839
Haleon plc	4,109,584	16,471,585
HCA Healthcare, Inc. (a)	75,005	16,961,631
IDACORP, Inc.	52,533	4,975,400
Kraft Heinz Co. (The)	133,886	4,212,054
Linde plc (a)	6,853	2,618,942
Medtronic plc	224,887	15,868,027
Nestle SA (Registered)	331,974	35,799,671
ONEOK, Inc.	52,140	3,399,528
Oracle Corp.	29,638	3,064,569
Philip Morris International, Inc. (a)	318,886	28,431,876
Royal Gold, Inc.	90,423	9,433,832
RPM International, Inc. (a)	26,018	2,374,663
Sanofi SA	161,273	14,644,592
Schlumberger NV (a)	153,224	8,528,448
Texas Instruments, Inc.	121,579	17,265,434
Truist Financial Corp.	69,044	1,958,088
UGI Corp.	74,789	1,555,611
Union Pacific Corp.	6,500	1,349,465
Universal Health Services, Inc., Class B	19,258	2,424,390
US Bancorp	318,298	10,147,340
Walmart, Inc. (a)	56,972	9,309,794
Weyerhaeuser Co., REIT (a)	129,131	3,704,768
		404,086,618
Total Common Stocks (Cost $936,748,768)		956,898,101

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2023

Investments	Principal Amount ($)	Value ($)
U.S. Treasury Obligations — 15.0%
U.S. Treasury Bonds 6.63%, 2/15/2027	7,350,000	7,725,539
6.13%, 11/15/2027	21,467,400	22,440,142
U.S. Treasury Inflation Linked Notes 0.63%, 1/15/2024	11,840,000	15,439,573
0.13%, 7/15/2024	13,800,000	17,431,078
0.25%, 1/15/2025	6,900,000	8,611,299
0.38%, 7/15/2025	12,175,000	15,098,355
0.13%, 4/15/2027	14,230,800	14,173,418
1.25%, 4/15/2028	13,225,000	12,796,806
U.S. Treasury Notes 2.63%, 12/31/2023	25,735,700	25,615,020
2.50%, 1/31/2024	14,953,900	14,845,835
1.75%, 6/30/2024	4,317,000	4,211,604
3.00%, 7/31/2024	13,200,000	12,959,203
1.75%, 12/31/2024	12,947,000	12,420,522
1.75%, 3/15/2025	8,680,000	8,277,533
2.75%, 6/30/2025	17,750,000	17,070,508
0.38%, 12/31/2025	21,807,700	19,760,672
1.75%, 12/31/2026	1,860,000	1,690,638
4.63%, 9/30/2028	3,350,000	3,319,641
3.38%, 5/15/2033	12,050,000	10,654,836
3.88%, 8/15/2033	2,700,000	2,485,266
		247,027,488
Total U.S. Treasury Obligations (Cost 252,363,567)		247,027,488
Corporate Bonds — 10.7%
Australia — 0.2%
Coronado Finance Pty. Ltd. 10.75%, 5/15/2026 (c)	1,459,000	1,507,975
Nufarm Australia Ltd. 5.00%, 1/27/2030 (c)	2,595,000	2,251,136
		3,759,111
First Eagle Funds | Annual Report | October 31, 2023

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2023

Investments	Principal Amount ($)	Value ($)
Canada — 1.2%
Nutrien Ltd. 4.90%, 3/27/2028	866,000	829,585
Open Text Corp. 3.88%, 2/15/2028 (c)	1,106,000	961,197
Open Text Holdings, Inc. 4.13%, 2/15/2030 (c)	6,065,000	5,025,453
TransCanada PipeLines Ltd. (United States SOFR Compounded Index + 1.52%), 6.87%, 3/9/2026 (d)	4,400,000	4,412,009
Transcanada Trust Series 16-A, (ICE LIBOR USD 3 Month + 4.64%), 5.88%, 8/15/2076 (d)	9,142,000	8,188,664
		19,416,908
Germany — 0.3%
IHO Verwaltungs GmbH 4.75%, (4.75% Cash or 5.50% PIK), 9/15/2026 (c)(e)	3,879,000	3,604,871
6.00%, (6.00% Cash or 6.75% PIK), 5/15/2027 (c)(e)	1,336,632	1,243,749
		4,848,620
Mexico — 0.7%
Mexico Remittances Funding Fiduciary Estate Management Sarl 4.88%, 1/15/2028 (c)	13,413,000	11,856,203
Poland — 0.0% (f)
Canpack SA 3.13%, 11/1/2025 (c)	420,000	385,031
United Kingdom — 0.2%
BAT Capital Corp. 3.22%, 9/6/2026	2,425,000	2,245,847
United States — 8.1%
ACCO Brands Corp. 4.25%, 3/15/2029 (c)	5,958,000	4,944,192
American Airlines, Inc. 5.50%, 4/20/2026 (c)	3,556,528	3,458,540
5.75%, 4/20/2029 (c)	502,000	452,832
American Tower Corp. REIT, 2.40%, 3/15/2025	115,000	109,208
AMN Healthcare, Inc. 4.63%, 10/1/2027 (c)	2,959,000	2,655,525

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2023

Investments	Principal Amount ($)	Value ($)
United States — 8.1% (continued)
Ball Corp. 6.88%, 3/15/2028	1,552,000	1,547,402
Bank of New York Mellon Corp. (The) Series I, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.63%), 3.75%, 12/20/2026 (d)(g)	7,689,000	5,951,333
Boston Properties LP REIT, 3.20%, 1/15/2025	1,817,000	1,738,716
Carnival Corp. 4.00%, 8/1/2028 (c)	1,206,000	1,049,003
Centene Corp. 4.25%, 12/15/2027	2,873,000	2,644,022
4.63%, 12/15/2029	450,000	401,967
Charles River Laboratories International, Inc. 4.25%, 5/1/2028 (c)	2,282,000	2,027,648
3.75%, 3/15/2029 (c)	1,522,000	1,284,675
CITGO Petroleum Corp. 7.00%, 6/15/2025 (c)	9,457,000	9,292,686
6.38%, 6/15/2026 (c)	5,182,000	5,091,090
CVS Health Corp. 3.88%, 7/20/2025	875,000	846,449
1.30%, 8/21/2027	1,000,000	843,465
4.30%, 3/25/2028	850,000	796,354
DCP Midstream Operating LP 6.45%, 11/3/2036 (c)	773,000	737,780
Delta Air Lines, Inc. 4.50%, 10/20/2025 (c)	4,101,200	3,986,268
DT Midstream, Inc. 4.13%, 6/15/2029 (c)	2,910,000	2,502,044
Edgewell Personal Care Co. 5.50%, 6/1/2028 (c)	1,770,000	1,615,417
4.13%, 4/1/2029 (c)	1,557,000	1,302,041
Embecta Corp. 5.00%, 2/15/2030 (c)	3,893,000	3,091,315
6.75%, 2/15/2030 (c)	2,292,000	1,900,068
GE HealthCare Technologies, Inc. 5.60%, 11/15/2025	1,700,000	1,690,680

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2023

Investments	Principal Amount ($)	Value ($)
United States — 8.1% (continued)
HCA, Inc. 5.38%, 2/1/2025	4,401,000	4,354,301
5.88%, 2/15/2026	2,649,000	2,625,692
3.50%, 9/1/2030	1,588,000	1,314,298
Iron Mountain, Inc. REIT, 4.88%, 9/15/2027 (c)	3,609,000	3,299,086
REIT, 5.25%, 3/15/2028 (c)	1,005,000	919,215
REIT, 5.00%, 7/15/2028 (c)	1,596,000	1,428,225
REIT, 4.88%, 9/15/2029 (c)	1,322,000	1,151,543
KeyBank NA 4.15%, 8/8/2025	1,000,000	930,009
KFC Holding Co. 4.75%, 6/1/2027 (c)	1,472,000	1,391,114
Kinder Morgan Energy Partners LP 4.15%, 2/1/2024	3,116,000	3,099,493
Kraft Heinz Foods Co. 3.00%, 6/1/2026	1,800,000	1,682,031
Laboratory Corp. of America Holdings 3.60%, 2/1/2025	1,800,000	1,747,900
Lamb Weston Holdings, Inc. 4.13%, 1/31/2030 (c)	2,583,000	2,191,217
Manufacturers & Traders Trust Co. 4.70%, 1/27/2028	2,825,000	2,559,951
Mileage Plus Holdings LLC 6.50%, 6/20/2027 (c)	4,079,674	4,030,218
MSCI, Inc. 4.00%, 11/15/2029 (c)	3,825,000	3,292,708
Post Holdings, Inc. 5.75%, 3/1/2027 (c)	2,867,000	2,733,131
PRA Group, Inc. 7.38%, 9/1/2025 (c)	2,123,000	1,985,005
Roller Bearing Co. of America, Inc. 4.38%, 10/15/2029 (c)	4,405,000	3,735,484
Scripps Escrow II, Inc. 5.38%, 1/15/2031 (c)	1,202,000	746,346
SEG Holding LLC 5.63%, 10/15/2028 (c)	5,461,000	5,470,448

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2023

Investments	Principal Amount ($)		Value ($)
United States — 8.1% (continued)
Service Corp. International 4.63%, 12/15/2027		699,000	646,547
5.13%, 6/1/2029		857,000	784,155
Taylor Morrison Communities, Inc. 5.13%, 8/1/2030 (c)		2,000,000	1,680,807
Teleflex, Inc. 4.63%, 11/15/2027		2,919,000	2,670,885
4.25%, 6/1/2028 (c)		782,000	690,116
Truist Financial Corp. Series N, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 4.80%, 9/1/2024 (d)(g)		12,882,000	10,556,959
VICI Properties LP REIT, 5.63%, 5/1/2024 (c)		1,586,000	1,575,126
WESCO Distribution, Inc. 7.25%, 6/15/2028 (c)		2,136,000	2,122,437
			133,375,167
Total Corporate Bonds (Cost 186,686,901)			175,886,887
	Ounces
Commodities — 6.8%
Gold bullion* (Cost $69,007,802)		55,892	110,952,542
	Shares
Master Limited Partnerships — 1.9%
United States — 1.9%
Enterprise Products Partners LP (Cost $25,415,226)		1,203,180	31,330,807
	Principal Amount ($)
Foreign Government Securities — 1.7%
Brazil — 0.2%
Notas do Tesouro Nacional 10.00%, 1/1/2025	BRL	21,000,000	4,114,194

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2023

Investments	Principal Amount ($)		Value ($)
Colombia — 0.2%
Republic of Colombia 3.00%, 1/30/2030		4,290,000	3,298,545
Italy — 0.3%
Republic of Italy 2.38%, 10/17/2024		4,300,000	4,152,467
Mexico — 0.4%
Mex Bonos Desarr Fix Rt Series M, 8.00%, 12/7/2023	MXN	68,770,000	3,797,665
Series M, 5.75%, 3/5/2026	MXN	56,800,000	2,831,053
			6,628,718
Saudi Arabia — 0.1%
Kingdom of Saudi Arabia 4.75%, 1/18/2028 (c)		1,750,000	1,693,125
Singapore — 0.3%
Republic of Singapore 1.25%, 11/1/2026	SGD	7,592,000	5,188,500
South Korea — 0.2%
Republic of Korea 1.25%, 3/10/2026	KRW	4,480,550,000	3,110,393
Total Foreign Government Securities (Cost 29,020,214)			28,185,942
	Shares
Preferred Stocks — 1.4%
United States — 1.4%
Charles Schwab Corp. (The) Series D, 5.95% (g)		46,239	1,045,464
General American Investors Co., Inc. Series B, 5.95% (g)		4,712	114,832
MetLife, Inc. Series A, (SOFR USD 3 Month + 1.00%, 4.00% Floor), 6.67% (d)(g)		128,986	2,922,823
Northern Trust Corp. Series E, 4.70% (g)		135,349	2,625,771
State Street Corp. Series G, (ICE LIBOR USD 3 Month + 3.71%), 5.35% (d)(g)		100,371	2,195,114

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2023

Investments	Shares	Value ($)
United States — 1.4% (continued)
Truist Financial Corp. Series R, 4.75% (g)	383,073	6,830,191
US Bancorp Series B, (CME Term SOFR 3 Month + 0.86%, 1.02% Floor), 6.26% (d)(g)	140,375	2,709,237
Series A, (CME Term SOFR 3 Month + 1.28%), 6.68% (d)(g)	5,200	3,847,376
Total Preferred Stocks (Cost 26,374,893)		22,290,808
	Principal Amount ($)
Convertible Preferred Stocks — 1.4%
United States — 1.4%
Bank of America Corp. Series L, 7.25% (g)	10,496	11,054,387
Wells Fargo & Co. Series L, 7.50% (g)	11,123	11,749,225
		22,803,612
Total Convertible Preferred Stocks (Cost 30,438,618)		22,803,612
Loan Assignments — 0.3%
United States — 0.3%
Aramark Intermediate HoldCo Corp., Term Loan B-5 (SOFR 1 month + 2.50%), 7.94%, 4/6/2028 (d)	2,500,000	2,500,525
SBA Senior Finance II LLC, Term Loan (CME Term SOFR USD 1 Month + 1.75%), 7.18%, 4/11/2025 (d)	1,745,395	1,746,521
		4,247,046
Total Loan Assignments (Cost 4,247,075)		4,247,046
Asset-Backed Securities — 0.2%
United States — 0.2%
United Airlines Pass-Through Trust Series 2020-1, Class A, 5.88%, 10/15/2027 (Cost $4,282,065)	4,299,207	4,232,743

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2023

Investments	Principal Amount ($)	Value ($)
Short-Term Investments — 2.2%
Commercial Paper — 2.2%
AES Corp. (The) 6.00%, 11/1/2023 (h)	5,717,000	5,716,039
Credit Agricole Corporate and Investment Bank 5.27%, 11/1/2023 (h)	2,757,000	2,756,592
Entergy Corp. 5.40%, 11/1/2023 (c)(h)	3,594,000	3,593,461
General Motors Financial Co., Inc. 5.45%, 11/1/2023 (h)	17,641,000	17,638,319
Global Payments, Inc. 5.96%, 11/1/2023 (h)	6,089,000	6,087,989
Total Commercial Paper (Cost $35,798,000)		35,792,400
	Shares
Investment Companies — 0.0% (f)
JP Morgan U.S. Government Money Market Fund, Capital Shares 5.37% (i) (Cost $16,392)	16,392	16,392
Total Short-Term Investments (Cost $35,814,392)		35,808,792
Total Investments — 99.9% (Cost $1,600,399,521)		1,639,664,768
Other Assets Less Liabilities — 0.1%		1,927,302
Net Assets — 100.0%		1,641,592,070

*  Non-income producing security.

(a)  All or a portion of the security pledged as collateral for call options written.

(b)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at October 31, 2023 amounted to $115,955,551, which represents approximately 7.06% of net assets of the Fund.

(d)  Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2023.

(e)  Security has the ability to pay in kind ("PIK") or pay income in cash. When applicable, separate rates of such payments are disclosed.

(f)  Represents less than 0.05% of net assets.

(g)  Perpetual security. The rate reflected was the rate in effect on October 31, 2023. The maturity date reflects the next call date.

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2023

(h)  The rate shown was the current yield as of October 31, 2023.

(i)  Represents 7-day effective yield as of October 31, 2023.

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$176,620,595
Aggregate gross unrealized depreciation	(134,342,956)
Net unrealized appreciation	$42,277,639
Federal income tax cost	$1,598,255,456

Forward Foreign Currency Exchange Contracts outstanding as of October 31, 2023

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	6,867,188	EUR	6,109,000	Bank of New York Mellon	11/15/2023	$399,777
USD	1,419,259	JPY	192,866,000	Bank of New York Mellon	11/15/2023	144,146
USD	7,084,363	EUR	6,455,000	Goldman Sachs	12/20/2023	238,532
USD	1,786,709	GBP	1,402,000	Goldman Sachs	12/20/2023	81,975
USD	1,327,202	JPY	189,697,000	Goldman Sachs	12/20/2023	65,162
USD	6,296,774	EUR	5,820,000	JPMorgan Chase Bank	01/24/2024	113,706
USD	2,854,542	GBP	2,287,000	JPMorgan Chase Bank	01/24/2024	72,882
USD	1,455,541	JPY	210,151,000	JPMorgan Chase Bank	01/24/2024	49,260
USD	5,864,887	EUR	5,497,000	UBS AG	02/21/2024	17,257
USD	1,104,391	JPY	160,920,000	UBS AG	02/21/2024	22,689
Total unrealized appreciation						1,205,386
EUR	1,286,000	USD	1,373,165	Goldman Sachs	12/20/2023	(9,302)
Total unrealized depreciation						(9,302)
Net unrealized appreciation						$1,196,084

Abbreviations

ADR  — American Depositary Receipt

BRL  — Brazilian Real

EUR  — Euro

Fix Rt  — Fixed Rate

GBP  — British Pound

ICE  — Intercontinental Exchange

JPY  — Japanese Yen

KRW  — South Korean Won

LIBOR  — London Interbank Offered Rate

MXN  — Mexican Peso

NVDR  — Non-Voting Depositary Receipt

PIK  — Pay in Kind

Preference  — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT  — Real Estate Investment Trust

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2023

SGD  — Singapore Dollar

SOFR  — Secured Overnight Financing Rate

USD  — United States Dollar

Written Call Options Contracts as of October 31, 2023:

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value ($)
Bank of New York Mellon Corp. (The)	Exchange Traded	382	USD	(1,623,500)	USD	50.00	12/15/2023	(5,730)
Bank of New York Mellon Corp. (The)	Exchange Traded	395	USD	(1,678,750)	USD	50.00	01/19/2024	(9,875)
Becton Dickinson & Co.	Exchange Traded	69	USD	(1,744,182)	USD	290.00	12/15/2023	(2,932)
Becton Dickinson & Co.	Exchange Traded	62	USD	(1,567,236)	USD	320.00	12/15/2023	(8,370)
Becton Dickinson & Co.	Exchange Traded	62	USD	(1,567,236)	USD	320.00	01/19/2024	(4,650)
Colgate-Palmolive Co.	Exchange Traded	220	USD	(1,652,640)	USD	85.00	11/17/2023	(660)
Comcast Corp., Class A	Exchange Traded	446	USD	(1,841,534)	USD	45.00	01/19/2024	(20,070)
Comcast Corp., Class A	Exchange Traded	380	USD	(1,569,020)	USD	60.00	01/19/2024	(760)
Elevance Health, Inc.	Exchange Traded	39	USD	(1,755,351)	USD	500.00	12/15/2023	(5,265)
Elevance Health, Inc.	Exchange Traded	39	USD	(1,755,351)	USD	530.00	12/15/2023	(2,243)
Equity Residential, REIT	Exchange Traded	536	USD	(2,965,688)	USD	75.00	12/15/2023	(40,200)
Equity Residential, REIT	Exchange Traded	275	USD	(1,521,575)	USD	80.00	12/15/2023	(20,625)
Equity Residential, REIT	Exchange Traded	258	USD	(1,427,514)	USD	80.00	01/19/2024	(1,935)
Exxon Mobil Corp.	Exchange Traded	148	USD	(1,566,580)	USD	125.00	11/17/2023	(444)
Exxon Mobil Corp.	Exchange Traded	148	USD	(1,566,580)	USD	130.00	11/17/2023	(148)
Exxon Mobil Corp.	Exchange Traded	148	USD	(1,566,580)	USD	135.00	12/15/2023	(592)
Exxon Mobil Corp.	Exchange Traded	161	USD	(1,704,185)	USD	135.00	01/19/2024	(3,059)
Exxon Mobil Corp.	Exchange Traded	161	USD	(1,704,185)	USD	140.00	01/19/2024	(1,932)
Exxon Mobil Corp.	Exchange Traded	159	USD	(1,683,015)	USD	150.00	01/19/2024	(795)
HCA Healthcare, Inc.	Exchange Traded	66	USD	(1,492,524)	USD	290.00	11/17/2023	(660)
Linde plc	Exchange Traded	68	USD	(2,598,688)	USD	375.00	01/19/2024	(146,200)
Nutrien Ltd.	Exchange Traded	269	USD	(1,444,530)	USD	90.00	12/15/2023	(4,035)

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2023

Written Call Options Contracts as of October 31, 2023: (continued)

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value ($)
Nutrien Ltd.	Exchange Traded	269	USD	(1,444,530)	USD	95.00	01/19/2024	(2,690)
Philip Morris International, Inc.	Exchange Traded	184	USD	(1,640,544)	USD	110.00	01/19/2024	(1,472)
Philip Morris International, Inc.	Exchange Traded	178	USD	(1,587,048)	USD	120.00	01/19/2024	(1,780)
RPM International, Inc.	Exchange Traded	200	USD	(1,825,400)	USD	100.00	11/17/2023	(3,000)
Schlumberger NV	Exchange Traded	326	USD	(1,814,516)	USD	70.00	11/17/2023	(1,304)
Schlumberger NV	Exchange Traded	356	USD	(1,981,496)	USD	70.00	01/19/2024	(11,748)
Schlumberger NV	Exchange Traded	306	USD	(1,703,196)	USD	75.00	01/19/2024	(4,896)
Walmart, Inc.	Exchange Traded	113	USD	(1,846,533)	USD	175.00	12/15/2023	(8,927)
Weyerhaeuser Co., REIT	Exchange Traded	560	USD	(1,606,640)	USD	35.00	01/19/2024	(5,600)
Weyerhaeuser Co., REIT	Exchange Traded	516	USD	(1,480,404)	USD	40.00	01/19/2024	(5,160)
								(327,757)
Total Written Options Contracts (Premiums Received ($722,046))								(327,757)

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2023

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First Eagle High Income Fund

Fund Overview

Data as of October 31, 2023 (unaudited)

Investment Objective

The First Eagle High Income Fund seeks to provide investors with a high level of current income. To pursue this objective, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yield, below investment-grade instruments.

Average Annual Returns^ (%)		One Year	Five Years	Ten Years
First Eagle High Income Fund	Class I	5.49	2.23	2.82
Bloomberg U.S. Corporate High Yield Index		6.23	3.05	3.86

Asset Allocation* (%)

Sectors* (%)
Industrials	15.9
Financials	11.9
Consumer Discretionary	11.7
Energy	10.8
Consumer Staples	9.9
Health Care	9.1
Materials	6.1
Information Technology	5.4
Communication Services	5.2
Real Estate	3.6
Asset-Backed Securities	0.6
Short-Term Investments	9.8

Countries*~ (%)

United States	79.2
Canada	4.4
Mexico	2.7
Germany	2.1
Poland	1.3
Australia	0.5
Short-Term Investments	9.8

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

*  Asset Allocation, Sectors and Countries percentages are based on total investments in the portfolio.

**  Includes short-term commercial paper (9.8% of total investments) that settles in 90 days or less, long-term commercial paper (0.0% of total investments) that settles in 91 days or greater and other short-term investments (0.0% of total investments), such as U.S. treasury bills or money market funds.

~  Country allocations reflect country of risk (not currency of issue). Bonds of non-U.S. issuers may be U.S. dollar denominated.

  The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2023

First Eagle High Income Fund | Fund Overview

Growth of a $1,000,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

Class I Shares require $1 million minimum investment and are offered without a sales charge. If a sales charge was included values would be lower.

The Bloomberg U.S. Corporate High Yield Index is composed of fixed-rate, publicly issued, non-investment grade debt and is unmanaged, with dividends reinvested. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. One cannot invest directly in an index.

Top 10 Holdings* (%)

CITGO Petroleum Corp. (Oil, Gas & Consumable Fuels, United States)	2.5
Ford Motor Credit Co. LLC (Consumer Finance, United States)	2.2
Mexico Remittances Funding Fiduciary Estate Management Sarl (Financial Services, Mexico)	1.9
Carnival Corp. (Hotels, Restaurants & Leisure, United States)	1.9
Ford Motor Credit Co. LLC (Consumer Finance, United States)	1.6
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure, United States)	1.6
Mileage Plus Holdings LLC (Passenger Airlines, United States)	1.6
AMN Healthcare, Inc. (Professional Services, United States)	1.5
Interface, Inc. (Commercial Services & Supplies, United States)	1.5
Cheplapharm Arzneimittel GmbH (Pharmaceuticals, Germany)	1.5
Total	17.8

*  Holdings in cash, short-term commercial paper, long-term commercial paper and other short-term cash equivalents have been excluded.

  Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2023

First Eagle High Income Fund | Schedule of Investments | October 31, 2023

Investments	Principal Amount ($)	Value ($)
Corporate Bonds — 83.4%
Australia — 0.5%
Nufarm Australia Ltd. 5.00%, 1/27/2030 (a)	859,000	745,174
Canada — 4.1%
Kronos Acquisition Holdings, Inc. 5.00%, 12/31/2026 (a)	2,000,000	1,809,103
Open Text Corp. 3.88%, 2/15/2028 (a)	2,190,000	1,903,274
Open Text Holdings, Inc. 4.13%, 2/15/2030 (a)	393,000	325,639
Precision Drilling Corp. 6.88%, 1/15/2029 (a)	1,944,000	1,799,956
Ritchie Bros Holdings, Inc. 7.75%, 3/15/2031 (a)	500,000	501,250
		6,339,222
Germany — 2.0%
Cheplapharm Arzneimittel GmbH 5.50%, 1/15/2028 (a)	2,640,000	2,341,645
IHO Verwaltungs GmbH 6.00% (6.00% Cash or 6.75% PIK) 5/15/2027 (a)(b)	780,244	726,025
		3,067,670
Mexico — 2.5%
Mexico Remittances Funding Fiduciary Estate Management Sarl 4.88%, 1/15/2028 (a)	3,351,550	2,962,548
Petroleos Mexicanos 6.70%, 2/16/2032	1,200,000	884,779
		3,847,327
Poland — 1.2%
Canpack SA 3.13%, 11/1/2025 (a)	200,000	183,348
3.88%, 11/15/2029 (a)	2,147,000	1,685,395
		1,868,743
United States — 73.1%
ACCO Brands Corp. 4.25%, 3/15/2029 (a)	1,964,000	1,629,808

First Eagle Funds | Annual Report | October 31, 2023

First Eagle High Income Fund | Schedule of Investments | October 31, 2023

Investments	Principal Amount ($)	Value ($)
United States — 73.1% (continued)
American Airlines, Inc. 5.50%, 4/20/2026 (a)	1,042,778	1,014,048
5.75%, 4/20/2029 (a)	185,000	166,880
AMN Healthcare, Inc. 4.63%, 10/1/2027 (a)	2,626,000	2,356,678
4.00%, 4/15/2029 (a)	609,000	504,362
Antero Midstream Partners LP 7.88%, 5/15/2026 (a)	615,000	619,338
5.38%, 6/15/2029 (a)	1,294,000	1,175,014
Antero Resources Corp. 8.38%, 7/15/2026‡ (a)	604,000	621,196
Arcosa, Inc. 4.38%, 4/15/2029 (a)	163,000	142,217
Ashland, Inc. 3.38%, 9/1/2031 (a)	1,500,000	1,149,864
Avantor Funding, Inc. 3.88%, 11/1/2029 (a)	2,000,000	1,673,872
B&G Foods, Inc. 8.00%, 9/15/2028 (a)	1,000,000	974,492
Ball Corp. 6.88%, 3/15/2028	367,000	365,913
6.00%, 6/15/2029	500,000	479,415
Boyd Gaming Corp. 4.75%, 12/1/2027	872,000	793,516
4.75%, 6/15/2031 (a)	162,000	134,443
BWX Technologies, Inc. 4.13%, 6/30/2028 (a)	1,000,000	879,985
4.13%, 4/15/2029 (a)	653,000	558,315
Caesars Entertainment, Inc. 6.25%, 7/1/2025 (a)	2,500,000	2,459,718
Carnival Corp. 5.75%, 3/1/2027 (a)	3,242,000	2,894,658
4.00%, 8/1/2028 (a)	424,000	368,804
CCO Holdings LLC 5.00%, 2/1/2028 (a)	2,500,000	2,244,843
Centene Corp. 4.25%, 12/15/2027	641,000	589,912
4.63%, 12/15/2029	809,000	722,648

First Eagle Funds | Annual Report | October 31, 2023

First Eagle High Income Fund | Schedule of Investments | October 31, 2023

Investments	Principal Amount ($)	Value ($)
United States — 73.1% (continued)
Charles River Laboratories International, Inc. 4.25%, 5/1/2028 (a)	857,000	761,479
3.75%, 3/15/2029 (a)	1,182,000	997,691
Cinemark USA, Inc. 8.75%, 5/1/2025 (a)	963,000	973,150
CITGO Petroleum Corp. 7.00%, 6/15/2025 (a)	3,956,000	3,887,265
6.38%, 6/15/2026 (a)	802,000	787,930
CNX Resources Corp. 7.38%, 1/15/2031 (a)	250,000	238,869
Cogent Communications Group, Inc. 3.50%, 5/1/2026 (a)	648,000	586,600
Conduent Business Services LLC 6.00%, 11/1/2029 (a)	2,000,000	1,648,663
Crown Americas LLC 4.75%, 2/1/2026	1,844,000	1,773,222
Dana, Inc. 5.38%, 11/15/2027	1,255,000	1,154,600
Delta Air Lines, Inc. 4.50%, 10/20/2025 (a)	1,597,862	1,553,084
DT Midstream, Inc. 4.13%, 6/15/2029 (a)	1,243,000	1,068,743
Edgewell Personal Care Co. 5.50%, 6/1/2028 (a)	618,000	564,027
4.13%, 4/1/2029 (a)	669,000	559,451
Embecta Corp. 5.00%, 2/15/2030 (a)	801,000	636,050
6.75%, 2/15/2030 (a)	693,000	574,497
Energizer Holdings, Inc. 4.75%, 6/15/2028 (a)	8,000	6,833
4.38%, 3/31/2029 (a)	871,000	711,017
EnLink Midstream LLC 6.50%, 9/1/2030 (a)	1,000,000	959,869
Entegris Escrow Corp. 4.75%, 4/15/2029 (a)	1,000,000	895,544
EquipmentShare.com, Inc. 9.00%, 5/15/2028 (a)	1,500,000	1,410,000
Fair Isaac Corp. 4.00%, 6/15/2028 (a)	2,169,000	1,931,468

First Eagle Funds | Annual Report | October 31, 2023

First Eagle High Income Fund | Schedule of Investments | October 31, 2023

Investments	Principal Amount ($)	Value ($)
United States — 73.1% (continued)
Ford Motor Credit Co. LLC 3.81%, 1/9/2024	2,500,000	2,487,607
5.58%, 3/18/2024	3,418,000	3,402,353
Fortrea Holdings, Inc. 7.50%, 7/1/2030 (a)	1,000,000	965,000
G-III Apparel Group Ltd. 7.88%, 8/15/2025 (a)	2,000,000	1,981,705
Gray Escrow II, Inc. 5.38%, 11/15/2031 (a)	1,000,000	630,251
Hawaiian Brand Intellectual Property Ltd. 5.75%, 1/20/2026 (a)	1,240,000	916,198
Hertz Corp. (The) 5.00%, 12/1/2029 (a)	2,000,000	1,435,809
Howard Hughes Corp. (The) 4.38%, 2/1/2031 (a)	62,000	47,194
Imola Merger Corp. 4.75%, 5/15/2029 (a)	1,184,000	1,032,203
Ingles Markets, Inc. 4.00%, 6/15/2031 (a)	500,000	397,500
Interface, Inc. 5.50%, 12/1/2028 (a)	2,794,000	2,348,944
International Game Technology plc 5.25%, 1/15/2029 (a)	967,000	879,854
IQVIA, Inc. 5.00%, 10/15/2026 (a)	800,000	762,654
5.00%, 5/15/2027 (a)	1,075,000	1,011,342
6.50%, 5/15/2030 (a)	250,000	242,500
Iron Mountain, Inc. REIT, 4.88%, 9/15/2027 (a)	763,000	697,479
REIT, 5.25%, 3/15/2028 (a)	621,000	567,992
REIT, 5.00%, 7/15/2028 (a)	220,000	196,873
REIT, 4.88%, 9/15/2029 (a)	870,000	757,824
ITT Holdings LLC 6.50%, 8/1/2029 (a)	1,250,000	1,045,313
Kaiser Aluminum Corp. 4.63%, 3/1/2028 (a)	1,312,000	1,093,247
Lamb Weston Holdings, Inc. 4.88%, 5/15/2028 (a)	581,000	536,487
4.13%, 1/31/2030 (a)	1,117,000	947,576

First Eagle Funds | Annual Report | October 31, 2023

First Eagle High Income Fund | Schedule of Investments | October 31, 2023

Investments	Principal Amount ($)	Value ($)
United States — 73.1% (continued)
Macy's Retail Holdings LLC 5.88%, 3/15/2030 (a)	250,000	211,497
6.13%, 3/15/2032 (a)	500,000	412,930
MGIC Investment Corp. 5.25%, 8/15/2028	612,000	562,535
Mileage Plus Holdings LLC 6.50%, 6/20/2027 (a)	2,457,671	2,427,878
Moog, Inc. 4.25%, 12/15/2027 (a)	155,000	137,990
MSCI, Inc. 4.00%, 11/15/2029 (a)	1,000,000	860,839
Mueller Water Products, Inc. 4.00%, 6/15/2029 (a)	646,000	552,330
NCR Atleos Escrow Corp. 9.50%, 4/1/2029 (a)	500,000	490,115
PennyMac Financial Services, Inc. 5.75%, 9/15/2031 (a)	1,000,000	815,337
Post Holdings, Inc. 5.75%, 3/1/2027 (a)	1,786,000	1,702,606
PRA Group, Inc. 7.38%, 9/1/2025 (a)	2,426,000	2,268,310
Radian Group, Inc. 4.50%, 10/1/2024	645,000	628,552
Range Resources Corp. 4.75%, 2/15/2030 (a)	1,000,000	888,150
Roller Bearing Co. of America, Inc. 4.38%, 10/15/2029 (a)	1,019,000	864,122
Royal Caribbean Cruises Ltd. 11.50%, 6/1/2025 (a)	214,000	226,164
5.50%, 8/31/2026 (a)	1,000,000	943,680
5.38%, 7/15/2027 (a)	100,000	92,158
8.25%, 1/15/2029 (a)	500,000	512,561
SBA Communications Corp. REIT, 3.88%, 2/15/2027	609,000	554,613
Scripps Escrow II, Inc. 5.38%, 1/15/2031 (a)	2,452,000	1,522,496
Sealed Air Corp. 4.00%, 12/1/2027 (a)	1,252,000	1,100,549
6.13%, 2/1/2028 (a)	250,000	237,955

First Eagle Funds | Annual Report | October 31, 2023

First Eagle High Income Fund | Schedule of Investments | October 31, 2023

Investments	Principal Amount ($)	Value ($)
United States — 73.1% (continued)
Service Corp. International 4.63%, 12/15/2027	124,000	114,695
5.13%, 6/1/2029	125,000	114,375
Shea Homes LP 4.75%, 2/15/2028	668,000	587,093
Spirit Loyalty Cayman Ltd. 8.00%, 9/20/2025 (a)	1,000,000	737,500
Starwood Property Trust, Inc. REIT, 5.50%, 11/1/2023 (a)	2,000,000	2,000,000
REIT, 3.75%, 12/31/2024 (a)	1,000,000	945,000
Sunoco LP 4.50%, 4/30/2030	2,000,000	1,708,248
Teleflex, Inc. 4.63%, 11/15/2027	1,005,000	919,575
4.25%, 6/1/2028 (a)	1,026,000	905,446
Triton Water Holdings, Inc. 6.25%, 4/1/2029 (a)	2,138,000	1,762,107
Turning Point Brands, Inc. 5.63%, 2/15/2026 (a)	1,830,000	1,679,025
United Airlines, Inc. 4.38%, 4/15/2026 (a)	343,000	318,172
4.63%, 4/15/2029 (a)	229,000	193,437
United Natural Foods, Inc. 6.75%, 10/15/2028 (a)	1,530,000	1,203,926
United Wholesale Mortgage LLC 5.50%, 4/15/2029 (a)	326,000	273,025
VICI Properties LP REIT, 5.75%, 2/1/2027 (a)	2,415,000	2,311,188
WESCO Distribution, Inc. 7.25%, 6/15/2028 (a)	1,850,000	1,838,253
White Cap Parent LLC 8.25% (8.25% Cash or 9.00% PIK) 3/15/2026 (a)(b)	1,972,000	1,850,605
Ziff Davis, Inc. 4.63%, 10/15/2030 (a)	1,588,000	1,329,503
ZipRecruiter, Inc. 5.00%, 1/15/2030 (a)	1,000,000	781,030
		112,169,466
Total Corporate Bonds (Cost 141,634,688)		128,037,602

First Eagle Funds | Annual Report | October 31, 2023

First Eagle High Income Fund | Schedule of Investments | October 31, 2023

Investments	Principal Amount ($)	Value ($)
Loan Assignments — 0.9%
United States — 0.9%
BJ's Wholesale Club, Inc., 1st Lien Term Loan B (SOFR 1 month + 2.00%), 7.35%, 2/5/2029 (c) (Cost $1,450,933)	1,451,211	1,455,521
Asset-Backed Securities — 0.5%
United States — 0.5%
United Airlines Pass-Through Trust Series 2020-1, Class A, 5.88%, 10/15/2027 (Cost $823,399)	826,845	814,063
Short-Term Investments — 9.3%
Commercial Paper — 9.3%
AES Corp. (The) 6.00%, 11/1/2023 (d)	2,271,000	2,270,618
Credit Agricole Corporate and Investment Bank 5.27%, 11/1/2023 (d)	1,095,000	1,094,838
Entergy Corp. 5.40%, 11/1/2023 (a)(d)	1,428,000	1,427,786
General Motors Financial Co., Inc. 5.45%, 11/1/2023 (d)	7,007,000	7,005,935
Global Payments, Inc. 5.96%, 11/1/2023 (d)	2,419,000	2,418,598
Total Commercial Paper (Cost $14,220,000)		14,217,775
	Shares
Investment Companies — 0.0% (e)
JP Morgan U.S. Government Money Market Fund, Capital Shares 5.37% (f) (Cost $7,164)	7,164	7,164
Total Short-Term Investments (Cost $14,227,164)		14,224,939
Total Investments — 94.1% (Cost $158,136,184)		144,532,125
Other Assets Less Liabilities — 5.9%		9,052,091
Net Assets — 100.0%		153,584,216

First Eagle Funds | Annual Report | October 31, 2023

First Eagle High Income Fund | Schedule of Investments | October 31, 2023

‡  Value determined using significant unobservable inputs.

(a)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at October 31, 2023 amounted to $111,621,737, which represents approximately 72.68% of net assets of the Fund.

(b)  Security has the ability to pay in kind ("PIK") or pay income in cash. When applicable, separate rates of such payments are disclosed.

(c)  Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2023.

(d)  The rate shown was the current yield as of October 31, 2023.

(e)  Represents less than 0.05% of net assets.

(f)  Represents 7-day effective yield as of October 31, 2023.

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$153,639
Aggregate gross unrealized depreciation	(13,671,711)
Net unrealized depreciation	$(13,518,072)
Federal income tax cost	$158,050,197

Abbreviations

PIK  — Pay in Kind

REIT  — Real Estate Investment Trust

SOFR  — Secured Overnight Financing Rate

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Rising Dividend Fund (formerly First Eagle Fund of America)

Fund Overview

Data as of October 31, 2023 (unaudited)

Investment Objective

The First Eagle Rising Dividend Fund is a non-diversified domestic fund that seeks capital appreciation and current income by investing primarily in domestic stocks and, to a lesser extent, in debt and foreign equity instruments. Normally, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) are invested in dividends paying equity securities where the dividends are expected to increase over time.

Average Annual Returns^ (%)			One Year	Five Years	Ten Years
First Eagle Rising Dividend Fund	Class A	without sales charge	14.17	5.24	4.18
		with sales charge	8.45	4.16	3.65
S&P 500 Index			10.14	11.01	11.18

Asset Allocation* (%)

Sectors* (%)

Information Technology	19.9
Health Care	18.8
Communication Services	16.6
Consumer Staples	11.9
Industrials	8.9
Consumer Discretionary	8.6
Energy	7.6
Financials	3.6
Real Estate	2.3
Materials	0.5
Short-Term Investments	1.3

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

*  Asset Allocation and Sectors percentages are based on total investments in the portfolio.

**  Includes short-term commercial paper (1.3% of total investments) that settles in 90 days or less, long-term commercial paper (0.0% of total investments) that settles in 91 days or greater and other short-term investments (0.0% of total investments), such as U.S. treasury bills or money market funds.

  The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Rising Dividend Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A shares give effect to the deduction of the maximum sales charge of 5.00%

The S&P 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also considered a proxy for the total market. The S&P 500 Index includes dividends reinvested. One cannot invest directly in an index.

Top 10 Holdings* (%)

Oracle Corp. (Software, United States)	6.9
Comcast Corp., Class A (Media, United States)	6.6
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment, United States)	6.0
Alphabet, Inc., Class A (Interactive Media & Services, United States)	5.9
Medtronic plc (Health Care Equipment & Supplies, United States)	5.9
UnitedHealth Group, Inc. (Health Care Providers & Services, United States)	5.8
Philip Morris International, Inc. (Tobacco, United States)	4.9
Home Depot, Inc. (The) (Specialty Retail, United States)	4.5
TE Connectivity Ltd. (Electronic Equipment, Instruments & Components, United States)	4.3
Becton Dickinson & Co. (Health Care Equipment & Supplies, United States)	4.0
Total	54.8

*  Holdings in cash, short-term commercial paper, long-term commercial paper and other short-term cash equivalents have been excluded.

  Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Rising Dividend Fund | Schedule of Investments | October 31, 2023

Investments	Shares	Value ($)
Common Stocks — 96.0%
Air Freight & Logistics — 5.0%
CH Robinson Worldwide, Inc.	94,860	7,762,394
Expeditors International of Washington, Inc.	91,739	10,022,486
		17,784,880
Beverages — 2.9%
PepsiCo, Inc.	63,773	10,412,855
Capital Markets — 2.3%
Bank of New York Mellon Corp. (The)	188,714	8,020,345
Chemicals — 0.5%
RPM International, Inc.	19,424	1,772,829
Electronic Equipment, Instruments & Components — 4.3%
TE Connectivity Ltd.	130,279	15,353,380
Food Products — 0.5%
Nestle SA (Registered)	16,940	1,826,789
Health Care Equipment & Supplies — 9.9%
Becton Dickinson & Co.	56,162	14,196,630
Medtronic plc	293,507	20,709,854
		34,906,484
Health Care Providers & Services — 9.0%
HCA Healthcare, Inc.	48,599	10,990,178
UnitedHealth Group, Inc.	38,640	20,694,038
		31,684,216
Hotels, Restaurants & Leisure — 1.3%
Starbucks Corp.	50,670	4,673,801
Household Products — 3.6%
Colgate-Palmolive Co.	168,063	12,624,893
Insurance — 1.3%
Fidelity National Financial, Inc.	115,348	4,508,953
Interactive Media & Services — 9.9%
Alphabet, Inc., Class A*	167,713	20,809,829
Meta Platforms, Inc., Class A*	46,882	14,124,140
		34,933,969
IT Services — 0.2%
Accenture plc, Class A	2,700	802,143

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Rising Dividend Fund | Schedule of Investments | October 31, 2023

Investments	Shares	Value ($)
Machinery — 3.9%
Schindler Holding AG (Switzerland)	67,900	13,737,716
Media — 6.6%
Comcast Corp., Class A	569,727	23,524,028
Oil, Gas & Consumable Fuels — 5.0%
Exxon Mobil Corp.	108,154	11,448,101
ONEOK, Inc.	94,148	6,138,450
		17,586,551
Semiconductors & Semiconductor Equipment — 7.0%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	44,119	3,807,911
Texas Instruments, Inc.	148,753	21,124,413
		24,932,324
Software — 8.3%
Microsoft Corp.	15,282	5,166,997
Oracle Corp.	234,447	24,241,820
		29,408,817
Specialized REITs — 2.3%
Extra Space Storage, Inc., REIT	79,075	8,191,379
Specialty Retail — 7.3%
Home Depot, Inc. (The)	55,873	15,906,484
Ross Stores, Inc.	85,002	9,857,682
		25,764,166
Tobacco — 4.9%
Philip Morris International, Inc.	193,418	17,245,149
Total Common Stocks (Cost $304,003,712)		339,695,667
Master Limited Partnerships — 2.6%
Oil, Gas & Consumable Fuels — 2.6%
Enterprise Products Partners LP (Cost $8,799,898)	352,314	9,174,256
	Principal Amount ($)
Short-Term Investments — 1.3%
Commercial Paper — 1.3%
AES Corp. (The) 6.00%, 11/1/2023 (a)	760,000	759,872

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Rising Dividend Fund | Schedule of Investments | October 31, 2023

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 1.3% (continued)
Credit Agricole Corporate and Investment Bank 5.27%, 11/1/2023 (a)	366,000	365,946
Entergy Corp. 5.40%, 11/1/2023 (a)(b)	478,000	477,928
General Motors Financial Co., Inc. 5.45%, 11/1/2023 (a)	2,344,000	2,343,644
Global Payments, Inc. 5.96%, 11/1/2023 (a)	809,000	808,866
Total Commercial Paper (Cost $4,757,000)		4,756,256
	Shares
Investment Companies — 0.0% (c)
JP Morgan U.S. Government Money Market Fund, Capital Shares 5.37% (d) (Cost $3,291)	3,291	3,291
Total Short-Term Investments (Cost $4,760,291)		4,759,547
Total Investments — 99.9% (Cost $317,563,901)		353,629,470
Other Assets Less Liabilities — 0.1%		185,461
Net Assets — 100.0%		353,814,931

*  Non-income producing security.

(a)  The rate shown was the current yield as of October 31, 2023.

(b)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at October 31, 2023 amounted to $477,928, which represents approximately 0.14% of net assets of the Fund.

(c)  Represents less than 0.05% of net assets.

(d)  Represents 7-day effective yield as of October 31, 2023.

Abbreviations

ADR  — American Depositary Receipt

REIT  — Real Estate Investment Trust

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$46,973,648
Aggregate gross unrealized depreciation	(10,996,464)
Net unrealized appreciation	$35,977,184
Federal income tax cost	$317,652,286

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2023

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First Eagle Small Cap Opportunity Fund

Fund Overview

Data as of October 31, 2023 (unaudited)

Investment Objective

The First Eagle Small Cap Opportunity Fund seeks long-term growth of capital.

Average Annual Returns^ (%)		One-Year	Since Inception (4/27/21)
First Eagle Small Cap Opportunity Fund	Class I	-3.08	-6.74
Russell 2000® Value Index		-9.93	-7.36
Russell 2000® Index		-8.56	-10.86

Asset Allocation* (%)

Sectors* (%)

Industrials	22.3
Information Technology	15.5
Consumer Discretionary	13.0
Health Care	11.0
Materials	8.6
Financials	8.3
Energy	6.9
Real Estate	2.4
Consumer Staples	2.2
Communication Services	0.9
Utilities	0.6
Short-Term Investments	8.3

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

†  Less than 0.05%.

*  Asset Allocation and Sectors percentages are based on total investments in the portfolio.

**  Includes short-term commercial paper (0.0% of total investments) that settles in 90 days or less, long-term commercial paper (0.0% of total investments) that settles in 91 days or greater and other short-term investments (8.3% of total investments), such as U.S. treasury bills or money market funds.

  The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Small Cap Opportunity Fund | Fund Overview

Growth of a $1,000,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

Class I Shares require $1 million minimum investment and are offered without a sales charge. If a sales charge was included values would be lower.

The Russell 2000® Value Index is a widely followed, unmanaged index that measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index is completely reconstituted annually. One cannot invest directly in an index.

The Russell 2000® Index is a widely followed, unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is completely reconstituted annually. One cannot invest directly in an index.

Top 10 Holdings* (%)

Ducommun, Inc. (Aerospace & Defense, United States)	0.8
Stewart Information Services Corp. (Insurance, United States)	0.8
Matador Resources Co. (Oil, Gas & Consumable Fuels, United States)	0.8
Air Lease Corp. (Trading Companies & Distributors, United States)	0.8
Old Republic International Corp. (Insurance, United States)	0.8
Callon Petroleum Co. (Oil, Gas & Consumable Fuels, United States)	0.8
AAR Corp. (Aerospace & Defense, United States)	0.8
Goodyear Tire & Rubber Co. (The) (Automobile Components, United States)	0.7
FTAI Aviation Ltd. (Trading Companies & Distributors, United States)	0.7
QuidelOrtho Corp. (Health Care Equipment & Supplies, United States)	0.7
Total	7.7

*  Holdings in cash, short-term commercial paper, long-term commercial paper and other short-term cash equivalents have been excluded.

  Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Small Cap Opportunity Fund | Schedule of Investments | October 31, 2023

Investments	Shares	Value ($)
Common Stocks — 91.5%
Aerospace & Defense — 4.6%
AAR Corp.*	169,893	10,084,849
Astronics Corp.*	315,229	4,832,461
Curtiss-Wright Corp.	38,151	7,584,800
Ducommun, Inc.*	232,051	11,101,320
Hexcel Corp.	111,458	6,901,479
Kratos Defense & Security Solutions, Inc.*	98,502	1,679,459
Leonardo DRS, Inc.*	257,834	4,916,894
Triumph Group, Inc.*	612,174	4,566,818
V2X, Inc.*	171,700	8,768,719
		60,436,799
Air Freight & Logistics — 0.6%
GXO Logistics, Inc.*	117,346	5,927,146
Radiant Logistics, Inc.*	406,410	2,381,563
		8,308,709
Automobile Components — 1.2%
Goodyear Tire & Rubber Co. (The)*	844,878	10,054,048
Modine Manufacturing Co.*	160,526	6,340,777
		16,394,825
Banks — 2.1%
Ameris Bancorp	175,921	6,561,853
Axos Financial, Inc.*	142,109	5,120,187
Dime Community Bancshares, Inc.	159,397	2,931,311
Old National Bancorp	318,017	4,356,833
Seacoast Banking Corp. of Florida	352,966	7,133,443
Valley National Bancorp	172,893	1,345,108
		27,448,735
Biotechnology — 1.0%
CareDx, Inc.*	1,012,996	5,480,308
Ironwood Pharmaceuticals, Inc.*	783,363	7,026,766
		12,507,074
Building Products — 2.5%
AZEK Co., Inc. (The)*	147,059	3,852,946
Gibraltar Industries, Inc.*	83,583	5,086,861

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Small Cap Opportunity Fund | Schedule of Investments | October 31, 2023

Investments	Shares	Value ($)
Building Products — 2.5% (continued)
Insteel Industries, Inc.	209,912	5,858,644
Janus International Group, Inc.*	451,480	4,225,853
JELD-WEN Holding, Inc.*	185,438	2,101,013
Masonite International Corp.*	28,266	2,236,971
PGT Innovations, Inc.*	109,993	3,293,190
Quanex Building Products Corp.	228,191	6,126,928
		32,782,406
Capital Markets — 1.2%
B Riley Financial, Inc.	72,543	2,626,782
Evercore, Inc., Class A	52,627	6,850,983
Moelis & Co., Class A	89,723	3,736,066
Perella Weinberg Partners	208,189	2,042,334
		15,256,165
Chemicals — 3.8%
AdvanSix, Inc.	292,471	8,057,576
Ashland, Inc.	35,507	2,720,901
Huntsman Corp.	407,776	9,513,414
Ingevity Corp.*	88,071	3,547,500
Intrepid Potash, Inc.*	333,813	6,639,541
LSB Industries, Inc.*	882,772	8,042,053
Mativ Holdings, Inc.	188,119	2,464,359
Minerals Technologies, Inc.	52,434	2,834,582
Stepan Co.	4,673	349,540
Tronox Holdings plc, Class A	584,627	6,249,663
		50,419,129
Commercial Services & Supplies — 2.2%
ARC Document Solutions, Inc.	92,937	258,365
CECO Environmental Corp.*	415,741	6,726,689
Performant Financial Corp.*	1,937,139	4,513,534
Quest Resource Holding Corp.*	336,805	2,441,836
Stericycle, Inc.*	196,338	8,096,979
VSE Corp.	117,593	6,326,504
		28,363,907

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Small Cap Opportunity Fund | Schedule of Investments | October 31, 2023

Investments	Shares	Value ($)
Communications Equipment — 2.5%
ADTRAN Holdings, Inc.	1,106,961	7,272,734
Aviat Networks, Inc.*	181,294	4,840,550
Ceragon Networks Ltd. (Israel)*	500,514	850,874
Comtech Telecommunications Corp.	401,535	4,898,727
Digi International, Inc.*	169,556	4,269,420
Lantronix, Inc.*	475,760	2,174,223
NETGEAR, Inc.*	9,346	118,133
NetScout Systems, Inc.*	126,954	2,771,406
PCTEL, Inc.	349,971	2,397,301
Viavi Solutions, Inc.*	429,118	3,338,538
		32,931,906
Construction & Engineering — 1.2%
Ameresco, Inc., Class A*	282,431	7,385,571
Arcosa, Inc.	91,457	6,316,935
Orion Group Holdings, Inc.*	497,325	2,387,160
		16,089,666
Consumer Staples Distribution & Retail — 0.7%
Chefs' Warehouse, Inc. (The)*	424,197	8,072,469
Natural Grocers by Vitamin Cottage, Inc.	91,795	1,153,863
		9,226,332
Containers & Packaging — 0.6%
Sealed Air Corp.	247,370	7,616,522
Diversified Consumer Services — 0.7%
Chegg, Inc.*	123,841	932,523
Lincoln Educational Services Corp.*	460,145	3,934,240
Regis Corp.*	1,049,553	612,939
Universal Technical Institute, Inc.*	400,153	3,493,335
		8,973,037
Diversified REITs — 0.8%
Alexander & Baldwin, Inc., REIT	158,507	2,504,411
Armada Hoffler Properties, Inc., REIT	783,540	7,804,058
		10,308,469

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Small Cap Opportunity Fund | Schedule of Investments | October 31, 2023

Investments	Shares	Value ($)
Electrical Equipment — 1.0%
EnerSys	46,956	4,018,494
Generac Holdings, Inc.*	60,924	5,121,881
GrafTech International Ltd.	414,236	1,429,114
LSI Industries, Inc.	194,116	2,888,446
Orion Energy Systems, Inc.*	328,368	328,368
		13,786,303
Electronic Equipment, Instruments & Components — 4.8%
Advanced Energy Industries, Inc.	83,901	7,321,201
Airgain, Inc.*	409,766	1,356,325
Avnet, Inc.	152,226	7,052,631
Belden, Inc.	72,175	5,117,208
Benchmark Electronics, Inc.	259,501	6,282,519
Coherent Corp.*	158,425	4,689,380
Fabrinet (Thailand)*	6,914	1,071,670
Iteris, Inc.*	423,553	1,872,104
Kimball Electronics, Inc.*	211,714	5,546,907
Plexus Corp.*	67,746	6,660,787
Sanmina Corp.*	181,548	9,235,347
SmartRent, Inc.*	562,712	1,356,136
TTM Technologies, Inc.*	495,741	5,696,064
		63,258,279
Energy Equipment & Services — 2.5%
Bristow Group, Inc.*	21,962	574,087
DMC Global, Inc.*	106,596	2,019,994
Helix Energy Solutions Group, Inc.*	264,570	2,592,786
Helmerich & Payne, Inc.	55,260	2,186,638
Liberty Energy, Inc., Class A	151,334	2,981,280
Newpark Resources, Inc *	75,062	519,429
NOV, Inc.	167,788	3,349,048
Oil States International, Inc.*	770,496	5,593,801
Patterson-UTI Energy, Inc.	128,160	1,627,632
ProPetro Holding Corp.*	524,449	5,496,225

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Small Cap Opportunity Fund | Schedule of Investments | October 31, 2023

Investments	Shares	Value ($)
Energy Equipment & Services — 2.5% (continued)
RPC, Inc.	253,074	2,105,576
US Silica Holdings, Inc.*	266,611	3,217,995
		32,264,491
Financial Services — 2.0%
International Money Express, Inc.*	170,827	2,726,399
MGIC Investment Corp.	503,721	8,482,662
NMI Holdings, Inc., Class A*	296,873	8,119,476
Radian Group, Inc.	299,141	7,580,233
		26,908,770
Food Products — 1.5%
Hain Celestial Group, Inc. (The)*	542,078	5,989,962
Ingredion, Inc.	80,730	7,554,714
Real Good Food Co., Inc. (The), Class A*	330,786	774,039
Utz Brands, Inc.	400,201	4,878,450
		19,197,165
Ground Transportation — 1.1%
Daseke, Inc.*	788,533	3,501,086
Heartland Express, Inc.	430,671	5,021,624
Werner Enterprises, Inc.	163,080	5,923,066
		14,445,776
Health Care Equipment & Supplies — 3.1%
Accuray, Inc.*	859,996	2,270,389
Artivion, Inc.*	496,419	6,324,378
Embecta Corp.	466,010	7,046,071
Enovis Corp.*	171,903	7,890,348
Neuronetics, Inc.*	719,563	827,498
QuidelOrtho Corp.*	159,201	9,723,997
Varex Imaging Corp.*	286,809	5,176,902
Zimvie, Inc.*	270,715	1,911,248
		41,170,831
Health Care Providers & Services — 5.5%
Acadia Healthcare Co., Inc.*	127,496	9,372,231
AdaptHealth Corp.*	382,536	2,803,989

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Small Cap Opportunity Fund | Schedule of Investments | October 31, 2023

Investments	Shares	Value ($)
Health Care Providers & Services — 5.5% (continued)
Addus HomeCare Corp.*	43,119	3,402,089
Amedisys, Inc.*	62,689	5,735,417
Brookdale Senior Living, Inc.*	902,236	3,527,743
Community Health Systems, Inc.*	1,462,860	3,130,520
InfuSystem Holdings, Inc.*	450,844	4,319,085
Option Care Health, Inc.*	98,864	2,741,499
Owens & Minor, Inc.*	225,584	3,232,619
Patterson Cos., Inc.	195,642	5,959,255
Pennant Group, Inc. (The)*	364,996	3,967,506
Quipt Home Medical Corp.*	590,498	2,793,056
RadNet, Inc.*	57,913	1,561,334
Select Medical Holdings Corp.	154,526	3,512,376
Surgery Partners, Inc.*	254,343	5,882,954
Tenet Healthcare Corp.*	179,204	9,623,255
		71,564,928
Health Care REITs — 0.6%
Physicians Realty Trust, REIT	737,025	8,004,091
Health Care Technology — 1.2%
HealthStream, Inc.	338,096	8,587,638
iCAD, Inc.*	618,456	828,731
NextGen Healthcare, Inc.*	246,256	5,890,444
		15,306,813
Hotels, Restaurants & Leisure — 4.7%
BJ's Restaurants, Inc.	176,577	4,541,560
Bloomin' Brands, Inc.	112,627	2,628,714
Cheesecake Factory, Inc. (The)	297,182	9,233,445
Chuy's Holdings, Inc.*	234,128	7,880,749
Cracker Barrel Old Country Store, Inc.	97,973	6,501,488
Denny's Corp.*	800,293	6,898,526
Dine Brands Global, Inc.	161,735	7,971,918
ONE Group Hospitality, Inc. (The)*	697,186	3,074,590
Potbelly Corp.*	726,506	6,393,253
Red Robin Gourmet Burgers, Inc.*	764,990	6,188,769
		61,313,012

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Small Cap Opportunity Fund | Schedule of Investments | October 31, 2023

Investments	Shares	Value ($)
Household Durables — 3.1%
Beazer Homes USA, Inc.*	180,023	4,354,756
Cavco Industries, Inc.*	8,405	2,097,132
Century Communities, Inc.	56,567	3,478,870
Dixie Group, Inc. (The)*	213,275	113,249
Helen of Troy Ltd.*	61,017	5,999,191
Installed Building Products, Inc.	33,519	3,743,067
LGI Homes, Inc.*	46,242	4,370,331
MDC Holdings, Inc.	78,223	2,968,563
Skyline Champion Corp.*	47,420	2,780,235
Snap One Holdings Corp.*	161,469	1,209,403
Sonos, Inc.*	369,551	3,983,760
Toll Brothers, Inc.	18,961	1,340,732
Universal Electronics, Inc.*	153,893	1,208,060
Vizio Holding Corp., Class A*	577,523	2,939,592
		40,586,941
Insurance — 2.9%
Citizens, Inc.*	104,386	312,114
First American Financial Corp.	138,746	7,137,094
Kemper Corp.	172,631	6,884,524
Lincoln National Corp.	145,884	3,175,895
Old Republic International Corp.	377,006	10,322,425
Stewart Information Services Corp.	242,697	10,598,578
		38,430,630
Interactive Media & Services — 0.8%
Cars.com, Inc.*	199,695	3,041,355
DHI Group, Inc.*	89,486	245,192
EverQuote, Inc., Class A*	410,157	3,523,249
QuinStreet, Inc.*	332,653	3,762,305
		10,572,101
IT Services — 0.3%
Backblaze, Inc., Class A*	501,719	2,613,956
Squarespace, Inc., Class A*	26,628	756,501
		3,370,457
First Eagle Funds | Annual Report | October 31, 2023

First Eagle Small Cap Opportunity Fund | Schedule of Investments | October 31, 2023

Investments	Shares	Value ($)
Leisure Products — 0.4%
Clarus Corp.	348,344	2,016,912
Topgolf Callaway Brands Corp.*	239,829	2,930,710
		4,947,622
Machinery — 4.0%
Astec Industries, Inc.	163,729	6,555,709
Barnes Group, Inc.	312,408	6,494,962
Columbus McKinnon Corp.	147,132	4,497,825
EnPro Industries, Inc.	56,501	6,275,001
Gencor Industries, Inc.*	59,592	846,207
Graham Corp.*	245,358	3,825,131
John Bean Technologies Corp.	62,673	6,519,246
Luxfer Holdings plc (United Kingdom)	211,082	1,745,648
Manitex International, Inc.*	276,030	1,106,880
Park-Ohio Holdings Corp.	96,841	2,196,354
Shyft Group, Inc. (The)	297,404	3,265,496
Trinity Industries, Inc.	419,244	8,732,853
		52,061,312
Media — 0.0% (a)
Marchex, Inc., Class B*	408,647	535,328
Metals & Mining — 3.5%
Carpenter Technology Corp.	123,377	7,738,205
Century Aluminum Co.*	811,580	5,364,544
Coeur Mining, Inc.*	1,856,825	4,660,631
Commercial Metals Co.	116,997	4,947,803
Ferroglobe plc*	1,259,905	5,732,568
Haynes International, Inc.	149,945	6,451,384
Hecla Mining Co.	949,878	3,866,003
Kaiser Aluminum Corp.	114,350	6,495,080
		45,256,218
Multi-Utilities — 0.6%
Black Hills Corp.	157,086	7,595,108
Oil, Gas & Consumable Fuels — 4.4%
Callon Petroleum Co.*	270,784	10,113,782
Dorian LPG Ltd.	203,424	6,503,465

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Small Cap Opportunity Fund | Schedule of Investments | October 31, 2023

Investments	Shares	Value ($)
Oil, Gas & Consumable Fuels — 4.4% (continued)
Earthstone Energy, Inc., Class A*	320,602	6,787,144
Matador Resources Co.	171,166	10,559,231
Navigator Holdings Ltd.	461,133	6,478,919
PBF Energy, Inc., Class A	108,819	5,172,167
Permian Resources Corp.	86,469	1,259,853
Riley Exploration Permian, Inc.	11,904	376,762
SM Energy Co.	78,761	3,175,644
Vertex Energy, Inc.*	704,987	3,038,494
Vital Energy, Inc.*	80,825	4,044,483
		57,509,944
Paper & Forest Products — 0.7%
Louisiana-Pacific Corp.	187,429	9,611,359
Passenger Airlines — 1.0%
Alaska Air Group, Inc.*	261,711	8,277,919
Allegiant Travel Co.	26,907	1,792,544
JetBlue Airways Corp.*	668,942	2,515,222
		12,585,685
Pharmaceuticals — 0.3%
Pacira BioSciences, Inc.*	107,540	3,039,081
Societal CDMO, Inc.*	1,509,197	520,069
		3,559,150
Professional Services — 0.3%
Asure Software, Inc.*	109,530	926,624
GEE Group, Inc.*	928,552	498,633
Heidrick & Struggles International, Inc.	110,107	2,680,004
		4,105,261
Retail REITs — 0.9%
Macerich Co. (The), REIT	165,395	1,607,640
Tanger Factory Outlet Centers, Inc., REIT	63,927	1,441,554
Whitestone REIT, REIT	875,813	8,714,339
		11,763,533
Semiconductors & Semiconductor Equipment — 6.3%
Alpha & Omega Semiconductor Ltd.*	307,007	7,282,206
Amkor Technology, Inc.	363,647	7,585,676

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Small Cap Opportunity Fund | Schedule of Investments | October 31, 2023

Investments	Shares	Value ($)
Semiconductors & Semiconductor Equipment — 6.3% (continued)
Amtech Systems, Inc.*	547,911	3,925,782
Axcelis Technologies, Inc.*	6,729	857,947
Cohu, Inc.*	150,240	4,528,234
Diodes, Inc.*	83,973	5,464,963
Everspin Technologies, Inc.*	166,856	1,613,497
FormFactor, Inc.*	129,727	4,395,151
Ichor Holdings Ltd.*	319,829	7,759,052
inTEST Corp.*	366,458	4,738,302
Kulicke & Soffa Industries, Inc. (Singapore)	152,258	6,335,455
MKS Instruments, Inc.	112,919	7,414,262
Onto Innovation, Inc.*	35,518	3,991,158
SMART Global Holdings, Inc.*	262,721	3,599,278
Ultra Clean Holdings, Inc.*	310,354	7,405,046
Veeco Instruments, Inc.*	240,106	5,748,138
		82,644,147
Software — 1.6%
Everbridge, Inc.*	241,149	4,970,081
SecureWorks Corp., Class A*	799,344	4,700,143
Synchronoss Technologies, Inc.*	890,045	409,421
Upland Software, Inc.*	661,528	2,209,504
Yext, Inc.*	542,217	3,269,568
Zeta Global Holdings Corp., Class A*	618,488	4,824,206
		20,382,923
Specialized REITs — 0.1%
Outfront Media, Inc., REIT	98,502	961,379
Specialty Retail — 2.1%
CarParts.com, Inc.*	689,592	1,951,545
Citi Trends, Inc.*	96,561	2,327,120
Container Store Group, Inc. (The)*	738,995	1,367,141
Lithia Motors, Inc., Class A	10,445	2,529,884
RH*	6,664	1,452,485
Shoe Carnival, Inc.	335,476	7,675,691
Tile Shop Holdings, Inc.*	294,806	1,618,485

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Small Cap Opportunity Fund | Schedule of Investments | October 31, 2023

Investments	Shares	Value ($)
Specialty Retail — 2.1% (continued)
Tilly's, Inc., Class A*	317,509	2,571,823
Zumiez, Inc.*	372,496	6,120,109
		27,614,283
Textiles, Apparel & Luxury Goods — 0.8%
Steven Madden Ltd.	204,166	6,694,603
Unifi, Inc.*	609,151	4,093,495
		10,788,098
Trading Companies & Distributors — 3.7%
Air Lease Corp.	302,896	10,489,289
FTAI Aviation Ltd.	259,897	9,774,726
H&E Equipment Services, Inc.	209,450	8,528,804
Herc Holdings, Inc.	85,874	9,170,484
NOW, Inc.*	232,047	2,557,158
Titan Machinery, Inc.*	178,349	4,430,189
WESCO International, Inc.	32,856	4,212,139
		49,162,789
Total Common Stocks (Cost $1,301,355,106)		1,198,328,408
	Number of Rights
Rights — 0.0%
IT Services — 0.0%
Flexion, Inc., CVR*‡ (b) (Cost $27,801)	44,841	—
	Shares
Short-Term Investments — 8.3%
Investment Companies — 8.3%
JP Morgan U.S. Government Money Market Fund, Capital Shares 5.37% (d) (Cost $108,206,140)	108,206,140	108,206,140
Total Investments — 99.8% (Cost $1,409,589,047)		1,306,534,548
Other Assets Less Liabilities — 0.2%		3,162,435
Net Assets — 100.0%		1,309,696,983

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Small Cap Opportunity Fund | Schedule of Investments | October 31, 2023

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Represents less than 0.05% of net assets.

(b)  Security fair valued as of October 31, 2023 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2023 amounted to $0, which represents approximately 0.00% of net assets of the Fund.

(d)  Represents 7-day effective yield as of October 31, 2023.

Abbreviations

CVR  — Contingent Value Rights

REIT  — Real Estate Investment Trust

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$78,763,720
Aggregate gross unrealized depreciation	(192,318,853)
Net unrealized depreciation	$(113,555,133)
Federal income tax cost	$1,420,089,681

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2023

First Eagle U.S. Smid Cap Opportunity Fund

Fund Overview

Data as of October 31, 2023 (unaudited)

Investment Objective

The First Eagle U.S. Smid Cap Opportunity Fund seeks long-term growth of capital.

Average Annual Returns^ (%)		One Year	Since Inception (8/15/22)
First Eagle U.S. Smid Cap Opportunity Fund	Class I	-2.60	-10.47
Russell 2500TM Value Index		-4.94	-10.74
Russell 2500TM Index		-4.63	-10.76

Asset Allocation* (%)

Sectors* (%)

Industrials	21.4
Health Care	15.6
Consumer Discretionary	14.9
Information Technology	12.6
Financials	8.9
Energy	8.4
Materials	6.9
Consumer Staples	6.1
Short-Term Investments	5.2

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

*  Asset Allocation and Sectors percentages are based on total investments in the portfolio.

**  Includes short-term commercial paper (0.0% of total investments) that settles in 90 days or less, long-term commercial paper (0.0% of total investments) that settles in 91 days or greater and other short-term investments (5.2% of total investments), such as U.S. treasury bills or money market funds.

  The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2023

First Eagle U.S. Smid Cap Opportunity Fund | Fund Overview

Growth of a $1,000,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

Class I Shares require $1 million minimum investment and are offered without a sales charge. If a sales charge was included values would be lower.

The Russell 2500TM Value Index is a widely followed, unmanaged index that measures the performance of the small- to mid-cap value segment of the U.S. equity universe, commonly referred to as "smid" cap. It includes those Russell 2500TM companies with relatively low price-to-book ratios and lower forecasted growth values. The Russell 2500TM Value Index is completely reconstituted annually. One cannot invest directly in an index.

The Russell 2500TM Index is a widely followed, unmanaged index that measures the performance of the smid cap segment of the U.S. equity universe. The Russell 2500TM Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500TM Index is completely reconstituted annually. One cannot invest directly in an index.

Top 10 Holdings* (%)

Curtiss-Wright Corp. (Aerospace & Defense, United States)	2.6
Cardinal Health, Inc. (Health Care Providers & Services, United States)	2.6
Matador Resources Co. (Oil, Gas & Consumable Fuels, United States)	2.4
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels, United States)	2.2
XPO, Inc. (Ground Transportation, United States)	2.2
Performance Food Group Co. (Consumer Staples Distribution & Retail, United States)	2.2
HF Sinclair Corp. (Oil, Gas & Consumable Fuels, United States)	2.1
Tenet Healthcare Corp. (Health Care Providers & Services, United States)	2.0
Air Lease Corp. (Trading Companies & Distributors, United States)	1.9
Westlake Corp. (Chemicals, United States)	1.9
Total	22.1

*  Holdings in cash, short-term commercial paper, long-term commercial paper and other short-term cash equivalents have been excluded.

  Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2023

First Eagle U.S. Smid Cap Opportunity Fund | Schedule of Investments | October 31, 2023

Investments	Shares	Value ($)
Common Stocks — 95.7%
Aerospace & Defense — 4.0%
AAR Corp*	6,768	401,748
Curtiss-Wright Corp.	3,596	714,921
		1,116,669
Air Freight & Logistics — 1.2%
GXO Logistics, Inc.*	6,548	330,740
Automobile Components — 1.5%
Goodyear Tire & Rubber Co. (The)*	33,899	403,398
Biotechnology — 2.1%
CareDx, Inc.*	17,115	92,592
Exelixis, Inc.*	24,460	503,632
		596,224
Building Products — 2.2%
AZEK Co., Inc. (The)*	6,250	163,750
Lennox International, Inc.	1,237	458,358
		622,108
Capital Markets — 2.9%
Evercore, Inc., Class A	3,790	493,382
Raymond James Financial, Inc.	3,155	301,113
		794,495
Chemicals — 4.3%
FMC Corp.	4,052	215,566
Huntsman Corp.	11,117	259,360
International Flavors & Fragrances, Inc.	3,027	206,895
Westlake Corp.	4,502	519,351
		1,201,172
Construction & Engineering — 1.4%
Ameresco, Inc., Class A*	14,463	378,208
Consumer Staples Distribution & Retail — 4.5%
Casey's General Stores, Inc.	1,773	482,097
Chefs' Warehouse, Inc. (The)*	8,175	155,570

First Eagle Funds | Annual Report | October 31, 2023

First Eagle U.S. Smid Cap Opportunity Fund | Schedule of Investments | October 31, 2023

Investments	Shares	Value ($)
Consumer Staples Distribution & Retail — 4.5% (continued)
Performance Food Group Co.*	10,450	603,592
		1,241,259
Containers & Packaging — 1.0%
Sealed Air Corp.	9,062	279,019
Electrical Equipment — 2.8%
EnerSys	6,021	515,277
Generac Holdings, Inc.*	3,249	273,144
		788,421
Electronic Equipment, Instruments & Components — 4.4%
Avnet, Inc.	6,328	293,176
Belden, Inc.	4,325	306,642
Coherent Corp.*	5,756	170,378
Flex Ltd.*	11,848	304,731
Trimble, Inc.*	3,053	143,888
		1,218,815
Financial Services — 3.7%
MGIC Investment Corp.	15,325	258,073
Radian Group, Inc.	20,031	507,586
Rocket Cos., Inc., Class A*	34,621	255,849
		1,021,508
Food Products — 1.6%
Ingredion, Inc.	4,862	454,986
Ground Transportation — 2.8%
Knight-Swift Transportation Holdings, Inc.	3,179	155,421
XPO, Inc.*	8,117	615,350
		770,771
Health Care Equipment & Supplies — 3.1%
Enovis Corp.*	2,708	124,297
QuidelOrtho Corp.*	4,050	247,374
Zimmer Biomet Holdings, Inc.	4,627	483,105
		854,776

First Eagle Funds | Annual Report | October 31, 2023

First Eagle U.S. Smid Cap Opportunity Fund | Schedule of Investments | October 31, 2023

Investments	Shares	Value ($)
Health Care Providers & Services — 7.9%
Amedisys, Inc *	4,720	431,833
Cardinal Health, Inc.	7,829	712,439
Quest Diagnostics, Inc.	3,735	485,924
Tenet Healthcare Corp.*	10,376	557,191
		2,187,387
Hotels, Restaurants & Leisure — 6.7%
Aramark	11,485	309,291
Cheesecake Factory, Inc. (The)	14,115	438,553
Chuy's Holdings, Inc.*	10,133	341,077
Cracker Barrel Old Country Store, Inc.	4,477	297,093
Denny's Corp.*	30,848	265,910
Vail Resorts, Inc.	911	193,360
		1,845,284
Household Durables — 3.0%
Beazer Homes USA, Inc *	9,812	237,352
LGI Homes, Inc *	2,489	235,235
Skyline Champion Corp.*	1,395	81,789
Toll Brothers, Inc.	3,891	275,133
		829,509
Insurance — 2.5%
First American Financial Corp.	3,908	201,027
Old Republic International Corp.	18,060	494,483
		695,510
IT Services — 0.7%
Amdocs Ltd.	2,376	190,460
Leisure Products — 0.4%
Topgolf Callaway Brands Corp.*	8,696	106,265
Life Sciences Tools & Services — 1.9%
Avantor, Inc.*	15,414	268,666
Bio-Rad Laboratories, Inc., Class A*	216	59,460
Revvity, Inc.	2,494	206,628
		534,754

First Eagle Funds | Annual Report | October 31, 2023

First Eagle U.S. Smid Cap Opportunity Fund | Schedule of Investments | October 31, 2023

Investments	Shares	Value ($)
Machinery — 5.2%
Donaldson Co., Inc.	8,121	468,257
Dover Corp.	3,726	484,193
Ingersoll Rand, Inc.	8,179	496,302
		1,448,752
Metals & Mining — 1.7%
Cleveland-Cliffs, Inc.*	27,653	464,017
Oil, Gas & Consumable Fuels — 8.5%
Chesapeake Energy Corp.	7,224	621,842
HF Sinclair Corp.	10,323	571,688
Matador Resources Co.	10,737	662,366
Permian Resources Corp.	33,671	490,586
		2,346,482
Pharmaceuticals — 0.7%
Pacira BioSciences, Inc.*	7,244	204,715
Semiconductors & Semiconductor Equipment — 7.6%
Amkor Technology, Inc.	19,176	400,011
Entegris, Inc.	3,966	349,167
MKS Instruments, Inc.	7,147	469,272
ON Semiconductor Corp.*	7,007	438,919
Onto Innovation, Inc.*	4,093	459,930
		2,117,299
Specialty Retail — 2.3%
Chewy, Inc., Class A*	7,051	136,296
Lithia Motors, Inc., Class A	1,749	423,625
RH*	409	89,146
		649,067
Textiles, Apparel & Luxury Goods — 1.2%
Deckers Outdoor Corp.*	113	67,468
Steven Madden Ltd.	8,378	274,714
		342,182
Trading Companies & Distributors — 1.9%
Air Lease Corp.	15,592	539,951
Total Common Stocks (Cost $27,409,137)		26,574,203

First Eagle Funds | Annual Report | October 31, 2023

First Eagle U.S. Smid Cap Opportunity Fund | Schedule of Investments | October 31, 2023

Investments	Shares	Value ($)
Short-Term Investments — 5.3%
Investment Companies — 5.3%
JP Morgan U.S. Government Money Market Fund, Capital Shares 5.37% (a) (Cost $1,458,654)	1,458,654	1,458,654
Total Investments — 101.0% (Cost $28,867,791)		28,032,857
Liabilities in Excess of Other Assets — (1.0%)		(277,953)
Net Assets — 100.0%		27,754,904

*  Non-income producing security.

(a)  Represents 7-day effective yield as of October 31, 2023.

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,897,442
Aggregate gross unrealized depreciation	(2,732,532)
Net unrealized depreciation	$(835,090)
Federal income tax cost of investments	$28,867,947

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2023

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First Eagle Global Real Assets Fund

Fund Overview

Data as of October 31, 2023 (unaudited)

Investment Objective

The First Eagle Global Real Assets Fund seeks long-term growth of capital.

Average Annual Returns^ (%)		One Year	Since Inception (11/30/21)
First Eagle Global Real Assets Fund	Class I	3.53	-0.37
MSCI World Index		10.48	-4.21
Consumer Price Index +400bps		7.22	9.45

Asset Allocation* (%)

Sectors* (%)

Energy	23.1
Real Estate	19.2
Materials	18.8
Commodities	10.4
Industrials	9.4
Utilities	6.4
Communication Services	2.9
Consumer Staples	2.4
Health Care	1.6
Information Technology	1.0
Consumer Discretionary	0.9
Investment Funds	0.9
Short-Term Investments	3.0

Countries*~ (%)

United States	54.0
Canada	8.3
United Kingdom	6.0
Mexico	4.1
Hong Kong	3.9
Japan	3.4
Netherlands	2.9
Australia	2.4
Singapore	2.4
Germany	2.0
Brazil	1.8
Spain	1.4
France	1.0
Belgium	1.0
South Korea	1.0
Faroe Islands	0.9
Israel	0.5
Russia	0.0
Short-Term Investments	3.0

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

*  Asset Allocation, Sectors and Countries percentages are based on total investments in the portfolio.

**  Includes short-term commercial paper (0.0% of total investments) that settles in 90 days or less, long-term commercial paper (0.0% of total investments) that settles in 91 days or greater and other short-term investments (3.0% of total investments), such as U.S. treasury bills or money market funds.

~  Country allocations reflect country of risk (not currency of issue). Bonds of non-U.S. issuers may be U.S. dollar denominated.

  The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Global Real Assets Fund | Fund Overview

Growth of a $1,000,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

Class I Shares require $1 million minimum investment and are offered without a sales charge. If a sales charge was included values would be lower.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 developed market countries. The index provides total returns in U.S. dollars with net dividends reinvested. One cannot invest directly in an index. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings* (%)

Gold bullion** (Precious Metal)	10.6
NOV, Inc. (Energy Equipment & Services, United States)	3.0
United Utilities Group plc (Water Utilities, United Kingdom)	3.0
Shell plc (Oil, Gas & Consumable Fuels, Netherlands)	2.9
Schlumberger NV (Energy Equipment & Services, United States)	2.7
Imperial Oil Ltd. (Oil, Gas & Consumable Fuels, Canada)	2.7
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels, United States)	2.6
Enterprise Products Partners LP (Oil, Gas & Consumable Fuels, United States)	2.5
Glencore plc (Metals & Mining, Australia)	2.4
FUCHS SE (Preference) (Chemicals, Germany)	2.1
Total	34.5

*  Holdings in cash, short-term commercial paper, long-term commercial paper and other short-term cash equivalents have been excluded.

**  The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold Bullion and commodities include the Fund's investment in the Subsidiary.

  Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Global Real Assets Fund | Consolidated Schedule of Investments | October 31, 2023

Investments	Shares	Value ($)
Common Stocks — 83.3%
Australia — 2.4%
Glencore plc	51,904	274,927
Belgium — 1.0%
Shurgard Self Storage Ltd., REIT	3,107	116,279
Brazil — 1.8%
Wheaton Precious Metals Corp.	4,945	208,854
Canada — 8.4%
Canadian National Railway Co.	1,630	172,468
Canadian Pacific Kansas City Ltd.	2,255	160,106
Franco-Nevada Corp.	452	54,986
Imperial Oil Ltd.	5,340	304,324
Nutrien Ltd.	3,653	196,197
StorageVault Canada, Inc.	20,498	63,560
		951,641
Faroe Islands — 0.9%
Bakkafrost P/F	2,268	102,377
France — 1.1%
Air Liquide SA	693	118,747
Germany — 2.1%
FUCHS SE (Preference)	5,800	235,567
Hong Kong — 4.0%
CK Asset Holdings Ltd.	33,500	167,444
Guoco Group Ltd.	11,000	82,629
Hongkong Land Holdings Ltd.	37,200	117,988
Hysan Development Co. Ltd.	43,000	79,152
		447,213
Israel — 0.5%
ICL Group Ltd.	12,182	58,839
Japan — 3.4%
Kansai Paint Co. Ltd.	10,800	158,055
Komatsu Ltd.	7,500	172,323
Shin-Etsu Chemical Co. Ltd.	1,900	56,816
		387,194

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Global Real Assets Fund | Consolidated Schedule of Investments | October 31, 2023

Investments	Shares	Value ($)
Mexico — 4.2%
GMexico Transportes SAB de CV (a)	58,964	121,598
Grupo Mexico SAB de CV, Series B	43,495	177,391
Prologis Property Mexico SA de CV, REIT	47,689	170,902
		469,891
Netherlands — 2.9%
Shell plc	10,130	330,923
Russia — 0.0%
Alrosa PJSC‡ (b)	48,132	—
Singapore — 2.4%
Sheng Siong Group Ltd.	94,500	106,982
UOL Group Ltd.	38,300	164,952
		271,934
South Korea — 1.0%
Samsung Electronics Co. Ltd. (Preference)	2,736	109,234
Spain — 1.5%
Aena SME SA (a)	1,139	165,270
United Kingdom — 6.1%
Ashtead Group plc	997	57,180
Berkeley Group Holdings plc	2,030	99,788
Big Yellow Group plc, REIT	10,309	119,895
Great Portland Estates plc, REIT	5,837	27,669
United Utilities Group plc	26,149	338,201
Victrex plc	3,042	50,913
		693,646
United States — 39.6%
American Homes 4 Rent, Class A, REIT	6,472	211,893
American Water Works Co., Inc.	861	101,297
Ball Corp.	698	33,609
Boston Properties, Inc., REIT	3,294	176,460
Charter Communications, Inc., Class A*	529	213,081
Comcast Corp., Class A	3,015	124,489
CRH plc	1,593	85,491
Cummins, Inc.	467	101,012
Deere & Co.	136	49,689

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Global Real Assets Fund | Consolidated Schedule of Investments | October 31, 2023

Investments	Shares	Value ($)
United States — 39.6% (continued)
Diamond Offshore Drilling, Inc.*	6,086	75,527
Douglas Emmett, Inc., REIT	11,179	125,317
EOG Resources, Inc.	463	58,454
Equinix, Inc., REIT	80	58,371
Equity Residential, REIT	3,525	195,038
Extra Space Storage, Inc., REIT	1,848	191,434
Exxon Mobil Corp.	2,780	294,263
HCA Healthcare, Inc.	823	186,113
IDACORP, Inc.	1,792	169,720
Ivanhoe Electric, Inc.*	2,366	24,228
Noble Corp. plc	2,777	129,658
NOV, Inc.	17,105	341,416
ONEOK, Inc.	2,739	178,583
PPG Industries, Inc.	664	81,519
Royal Gold, Inc.	1,526	159,208
RPM International, Inc.	2,040	186,191
SBA Communications Corp., REIT	846	176,501
Schlumberger NV	5,474	304,683
Terreno Realty Corp., REIT	875	46,620
UGI Corp.	5,900	122,720
Walmart, Inc.	420	68,632
Williams Cos., Inc. (The)	6,124	210,666
		4,481,883
Total Common Stocks (Cost $10,036,909)		9,424,419
	Ounces
Commodities — 10.6%
Gold bullion* (Cost $1,072,789)	602	1,194,168

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Global Real Assets Fund | Consolidated Schedule of Investments | October 31, 2023

Investments	Shares	Value ($)
Master Limited Partnerships — 3.7%
United States — 3.7%
Black Stone Minerals LP	7,482	134,676
Enterprise Products Partners LP	10,900	283,836
Total Master Limited Partnerships (Cost 375,096)		418,512
Exchange Traded Funds — 0.9%
United States
iShares Gold Trust (Cost $98,643)	2,614	98,260
Short-Term Investment — 3.0%
Investment Companies — 3.0%
JP Morgan U.S. Government Money Market Fund, Capital Shares 5.37% (c) (Cost $342,979)	342,979	342,979
Total Investments — 101.5% (Cost $11,926,416)		11,478,338
Liabilities in Excess of Other Assets — (1.5)%		(174,836)
Net Assets — 100.0%		11,303,502

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)  Security fair valued as of October 31, 2023 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2023 amounted to $0, which represents approximately 0.00% of net assets of the Fund.

(c)  Represents 7-day effective yield as of October 31, 2023.

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$874,865
Aggregate gross unrealized depreciation	(1,351,781)
Net unrealized depreciation	$(476,916)
Federal income tax cost	$11,955,254

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Global Real Assets Fund | Consolidated Schedule of Investments | October 31, 2023

Abbreviations

PJSC  — Public Joint Stock Company

Preference  — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT  — Real Estate Investment Trust

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2023

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Statements of Assets and Liabilities

	First Eagle Global Fund*	First Eagle Overseas Fund*
Assets
Investments, at Cost (Note 1)
Investments in non-affiliates	$29,254,299,834	$8,405,325,550
Investments in affiliates	2,419,048,998	327,054,876
Gold bullion	2,902,970,282	663,216,747
Silver bullion	—	—
Investments, at Value (Note 1)
Investments in non-affiliates	38,741,242,528	9,960,208,187
Investments in affiliates	2,184,499,530	430,201,359
Gold bullion	5,488,517,064	1,439,169,397
Silver bullion	—	—
Unrealized appreciation on forward foreign currency exchange contracts	45,895,255	25,351,715
Receivable for investment securities sold	2,730,210	1,255,530
Foreign tax reclaims receivable	42,948,782	20,417,298
Receivable for Fund shares sold	36,064,837	10,795,969
Accrued interest and dividends receivable	79,186,231	32,582,193
Investment for trustee deferred compensation plan (Note 2)	6,891,564	3,501,761
Due from adviser	—	—
Other assets	397,265	107,823
Total Assets	46,628,373,266	11,923,591,232
Liabilities
Investment advisory fees payable (Note 2)	29,892,451	7,627,767
Due to custodian	241,401	63,326
Payable for investment securities purchased	31,687,156	2,083,620
Distribution fees payable (Note 3)	3,754,017	339,639
Administrative fees payable (Note 2)	242,840	—
Trustee deferred compensation plan (Note 2)	6,891,564	3,501,761
Service fees payable (Note 3)	323,261	16,148
Trustee fees payable	163,753	42,424
IRS compliance fees for foreign withholding tax claims payable	20,941,890	37,211,235
Unrealized depreciation on forward foreign currency exchange contracts	288,055	11,828
Payable for Fund shares redeemed	38,223,031	15,655,698
Accrued expenses and other liabilities	13,699,897	4,571,730
Total Liabilities	146,349,316	71,125,176
Net Assets	$46,482,023,950	$11,852,466,056
Net Assets Consist of
Capital stock (par value, $0.001 per share)	772,382	507,676
Capital surplus	33,451,428,627	9,608,934,980
Total distributable earnings (losses)	13,029,822,941	2,243,023,400
Net Assets	$46,482,023,950	$11,852,466,056

First Eagle Funds | Annual Report | October 31, 2023

October 31, 2023

	First Eagle U.S. Value Fund*	First Eagle Gold Fund*
Assets
Investments, at Cost (Note 1)
Investments in non-affiliates	$671,528,169	$1,179,277,163
Investments in affiliates	—	202,629,044
Gold bullion	78,780,493	188,211,352
Silver bullion	—	77,535,280
Investments, at Value (Note 1)
Investments in non-affiliates	996,979,212	1,478,910,490
Investments in affiliates	—	210,111,061
Gold bullion	143,979,658	346,781,982
Silver bullion	—	105,169,108
Unrealized appreciation on forward foreign currency exchange contracts	—	—
Receivable for investment securities sold	—	18,627,528
Foreign tax reclaims receivable	—	—
Receivable for Fund shares sold	523,400	2,608,300
Accrued interest and dividends receivable	1,113,735	552
Investment for trustee deferred compensation plan (Note 2)	3,802,561	276,821
Due from adviser	48,969	—
Other assets	11,029	21,234
Total Assets	1,146,458,564	2,162,507,076
Liabilities
Investment advisory fees payable (Note 2)	735,190	1,370,384
Due to custodian	14,370	17,049
Payable for investment securities purchased	1,343,182	447
Distribution fees payable (Note 3)	134,471	185,699
Administrative fees payable (Note 2)	—	—
Trustee deferred compensation plan (Note 2)	3,802,561	276,821
Service fees payable (Note 3)	6,341	23,113
Trustee fees payable	4,669	6,279
IRS compliance fees for foreign withholding tax claims payable	—	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—
Payable for Fund shares redeemed	822,289	2,150,006
Accrued expenses and other liabilities	461,211	899,194
Total Liabilities	7,324,284	4,928,992
Net Assets	$1,139,134,280	$2,157,578,084
Net Assets Consist of
Capital stock (par value, $0.001 per share)	60,795	94,985
Capital surplus	671,045,183	2,332,716,835
Total distributable earnings (losses)	468,028,302	(175,233,736)
Net Assets	$1,139,134,280	$2,157,578,084

First Eagle Funds | Annual Report | October 31, 2023

Statements of Assets and Liabilities (continued)

	First Eagle Global Fund*		First Eagle Overseas Fund*
Class A
Net assets	$12,976,288,412		$1,360,488,147
Shares outstanding	216,362,656		59,656,595
Net asset value per share and redemption proceeds per share	$59.97		$22.81
Offering price per share (NAV per share plus maximum sales charge)**	$63.13	(1)	$24.01	(1)
Class C
Net assets	$1,488,095,096		$74,231,344
Shares outstanding	26,084,098		3,444,418
Net asset value per share and redemption proceeds per share	$57.05		$21.55
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)(2)	$56.48		$21.33
Class I
Net assets	$29,941,638,774		$9,122,327,316
Shares outstanding	495,595,080		389,313,607
Net asset value per share and redemption proceeds per share	$60.42		$23.43
Class R3
Net assets	$12,327,776		$397,185
Shares outstanding	205,968		17,092
Net asset value per share and redemption proceeds per share	$59.85		$23.24
Class R4
Net assets	$1,758,192		$5,057,697
Shares outstanding	29,134		216,836
Net asset value per share and redemption proceeds per share	$60.35		$23.32
Class R5
Net assets	$206,467		$39,447
Shares outstanding	3,470		1,689
Net asset value per share and redemption proceeds per share	$59.48	(3)	$23.36
Class R6
Net assets	$2,061,709,233		$1,289,924,920
Shares outstanding	34,101,190		55,025,651
Net asset value per share and redemption proceeds per share	$60.46		$23.44

*  First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively.

**  A contingent deferred sales charge (CDSC) of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

(1)  The maximum sales charge is 5.00% for Class A shares. Classes C, I, R3, R4 and R6 have no frontend sales charges.

(2)  The maximum CDSC is 1.00% for Class C shares, which is charged on the lesser of the original purchase price or the current market value at the time of sale. This pertains to shares sold or redeemed within the first year of purchase.

(3)  Net asset value may not recalculate due to rounding of fractional share.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2023

October 31, 2023

	First Eagle U.S. Value Fund*		First Eagle Gold Fund*
Class A
Net assets	$536,104,893		$549,711,664
Shares outstanding	28,915,983		24,654,077
Net asset value per share and redemption proceeds per share	$18.54		$22.30
Offering price per share (NAV per share plus maximum sales charge)**	$19.52	(1)	$23.47	(1)
Class C
Net assets	$29,229,993		$108,058,362
Shares outstanding	1,679,875		5,376,559
Net asset value per share and redemption proceeds per share	$17.40		$20.10
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)(2)	$17.23		$19.90
Class I
Net assets	$541,194,657		$1,349,359,425
Shares outstanding	28,483,950		58,456,099
Net asset value per share and redemption proceeds per share	$19.00		$23.08
Class R3
Net assets	$70,610		$1,275,379
Shares outstanding	3,737		55,925
Net asset value per share and redemption proceeds per share	$18.89		$22.81
Class R4
Net assets	$43,060		$1,575,155
Shares outstanding	2,281		68,292
Net asset value per share and redemption proceeds per share	$18.88		$23.06	(3)
Class R5
Net assets	$86,199		$464,711
Shares outstanding	4,552		20,143
Net asset value per share and redemption proceeds per share	$18.94		$23.07
Class R6
Net assets	$32,404,868		$147,133,388
Shares outstanding	1,705,115		6,353,503
Net asset value per share and redemption proceeds per share	$19.00		$23.16

First Eagle Funds | Annual Report | October 31, 2023

Statements of Assets and Liabilities (continued)

	First Eagle Global Income Builder Fund	First Eagle High Income Fund
Assets
Investments, at Cost (Note 1)
Investments in non-affiliates	$1,531,391,719	$158,136,184
Gold bullion	69,007,802	—
Investments, at Value (Note 1)
Investments in non-affiliates	1,528,712,226	144,532,125
Gold bullion	110,952,542	—
Cash	7,434	45,955
Unrealized appreciation on forward foreign currency exchange contracts	1,205,386	—
Receivable for investment securities sold	49,710	9,069,980
Foreign tax reclaims receivable	1,920,894	—
Receivable for Fund shares sold	1,817,974	94,855
Accrued interest and dividends receivable	7,834,178	2,133,172
Investment for trustee deferred compensation plan (Note 2)	650,092	249,625
Due from adviser	385	25,898
Other assets	14,785	2,422
Total Assets	1,653,165,606	156,154,032
Liabilities
Investment advisory fees payable (Note 2)	1,059,555	59,408
Option contracts written, at value (premiums received $722,046, $—, $— and $—, respectively)	327,757	—
Due to custodian	—	—
Payable for investment securities purchased	3,974,847	1,500,000
Distribution fees payable (Note 3)	186,585	17,237
Administrative fees payable (Note 2)	70,639	6,598
Trustee deferred compensation plan (Note 2)	650,092	249,625
Service fees payable (Note 3)	17,755	1,131
Trustee fees payable	5,539	861
IRS compliance fees for foreign withholding tax claims payable	276,252	—
Payable for dividends to shareholders	146,063	82,411
Unrealized depreciation on forward foreign currency exchange contracts	9,302	—
Payable for Fund shares redeemed	4,330,703	398,923
Accrued expenses and other liabilities	518,447	253,622
Total Liabilities	11,573,536	2,569,816
Net Assets	$1,641,592,070	$153,584,216
Net Assets Consist of
Capital stock (par value, $0.001 per share)	138,346	19,744
Capital surplus	1,599,618,254	291,641,372
Total distributable earnings (losses)	41,835,470	(138,076,900)
Net Assets	$1,641,592,070	$153,584,216

First Eagle Funds | Annual Report | October 31, 2023

October 31, 2023

	First Eagle Rising Dividend Fund**	First Eagle Small Cap Opportunity Fund
Assets
Investments, at Cost (Note 1)
Investments in non-affiliates	$317,563,901	$1,409,589,047
Gold bullion	—	—
Investments, at Value (Note 1)
Investments in non-affiliates	353,629,470	1,306,534,548
Gold bullion	—	—
Cash	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—
Receivable for investment securities sold	17,739,571	1,745,675
Foreign tax reclaims receivable	117,339	—
Receivable for Fund shares sold	104,667	14,135,562
Accrued interest and dividends receivable	777,557	1,069,546
Investment for trustee deferred compensation plan (Note 2)	1,641,025	453,685
Due from adviser	73,786	257,449
Other assets	4,263	7,996
Total Assets	374,087,678	1,324,204,461
Liabilities
Investment advisory fees payable (Note 2)	153,771	954,662
Option contracts written, at value (premiums received $722,046, $—, $— and $—, respectively)	—	—
Due to custodian	—	79,982
Payable for investment securities purchased	17,843,833	9,996,787
Distribution fees payable (Note 3)	58,431	13,019
Administrative fees payable (Note 2)	8,858	90,710
Trustee deferred compensation plan (Note 2)	1,641,025	453,685
Service fees payable (Note 3)	1,850	—
Trustee fees payable	1,519	1,504
IRS compliance fees for foreign withholding tax claims payable	—	—
Payable for dividends to shareholders	—	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—
Payable for Fund shares redeemed	223,843	2,713,143
Accrued expenses and other liabilities	339,617	203,986
Total Liabilities	20,272,747	14,507,478
Net Assets	$353,814,931	$1,309,696,983
Net Assets Consist of
Capital stock (par value, $0.001 per share)	15,798	159,156
Capital surplus	290,864,495	1,469,218,540
Total distributable earnings (losses)	62,934,638	(159,680,713)
Net Assets	$353,814,931	$1,309,696,983

First Eagle Funds | Annual Report | October 31, 2023

Statements of Assets and Liabilities (continued)

	First Eagle Global Income Builder Fund		First Eagle High Income Fund
Class A
Net assets	$622,235,652		$63,823,568
Shares outstanding	52,313,628		8,207,087
Net asset value per share and redemption proceeds per share	$11.89		$7.78
Offering price per share (NAV per share plus maximum sales charge)*	$12.52	(1)	$8.15	(2)
Class C
Net assets	$82,141,363		$4,956,751
Shares outstanding	6,859,097		637,855
Net asset value per share and redemption proceeds per share	$11.98		$7.77
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)(3)	$11.86		$7.69
Class I
Net assets	$874,529,588		$76,481,541
Shares outstanding	73,870,683		9,828,992
Net asset value per share and redemption proceeds per share	$11.84		$7.78
Class R3
Net assets	$59,490		$478,520
Shares outstanding	5,010		61,473
Net asset value per share and redemption proceeds per share	$11.87		$7.78
Class R4
Net assets	$58,069		$10,400
Shares outstanding	4,899		1,336
Net asset value per share and redemption proceeds per share	$11.85		$7.78
Class R5
Net assets	$11,518		$10,672
Shares outstanding	973		1,373
Net asset value per share and redemption proceeds per share	$11.84		$7.78	(4)
Class R6
Net assets	$62,556,390		$7,822,764
Shares outstanding	5,292,142		1,005,589
Net asset value per share and redemption proceeds per share	$11.82		$7.78

*  A contingent deferred sales charge (CDSC) of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge. With respect to the First Eagle Global Income Builder Fund and the First Eagle High Income Fund, a contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $250,000 or more without an initial sales charge.

**  First Eagle Rising Dividend Fund was known as First Eagle Fund of America prior to March 1, 2023.

(1)  The maximum sales charge is 5.00% for Class A shares. Classes C, I, R3, R4, R5 and R6 have no front-end sales charges.

(2)  The maximum sales charge is 4.50% for Class A shares. Classes C, I, R3, R4, R5 and R6 have no front-end sales charges.

(3)  The maximum CDSC is 1.00% for Class C shares, which is charged on the lesser of the original purchase price or the current market value at the time of sale. This pertains to shares sold or redeemed within the first year of purchase.

(4)  Net asset value may not recalculate due to rounding of fractional share.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2023

October 31, 2023

	First Eagle Rising Dividend Fund**		First Eagle Small Cap Opportunity Fund
Class A
Net assets	$243,724,320		$61,379,186
Shares outstanding	10,885,417		7,490,976
Net asset value per share and redemption proceeds per share	$22.39		$8.19
Offering price per share (NAV per share plus maximum sales charge)*	$23.57	(1)	$8.62	(1)
Class C
Net assets	$8,097,702		$—
Shares outstanding	594,264		—
Net asset value per share and redemption proceeds per share	$13.63		$—
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)(3)	$13.49		$—
Class I
Net assets	$95,458,434		$1,183,672,057
Shares outstanding	4,041,364		143,815,321
Net asset value per share and redemption proceeds per share	$23.62		$8.23
Class R3
Net assets	$57,290		$—
Shares outstanding	2,445		—
Net asset value per share and redemption proceeds per share	$23.44	(4)	$—
Class R4
Net assets	$38,193		$—
Shares outstanding	1,619		—
Net asset value per share and redemption proceeds per share	$23.59		$—
Class R5
Net assets	$11,837		$—
Shares outstanding	501		—
Net asset value per share and redemption proceeds per share	$23.60	(4)	$—
Class R6
Net assets	$6,427,155		$64,645,740
Shares outstanding	272,124		7,850,147
Net asset value per share and redemption proceeds per share	$23.62		$8.23

First Eagle Funds | Annual Report | October 31, 2023

Statements of Assets and Liabilities (continued)

	First Eagle U.S. Smid Cap Opportunity Fund	First Eagle Global Real Assets Fund*
Assets
Investments, at Cost (Note 1)
Investments in non-affiliates	$28,867,791	$10,853,627
Gold bullion	—	1,072,789
Investments, at Value (Note 1)
Investments in non-affiliates	28,032,857	10,284,170
Gold bullion	—	1,194,168
Receivable for investment securities sold	—	92,790
Foreign tax reclaims receivable	—	3,252
Receivable for Fund shares sold	—	—
Accrued interest and dividends receivable	13,675	18,766
Investment for trustee deferred compensation plan (Note 2)	15,108	64,801
Due from adviser	5,268	71,818
Other assets	651	1,073
Total Assets	28,067,559	11,730,838
Liabilities
Investment advisory fees payable (Note 2)	70,326	7,273
Due to custodian	—	7
Payable for investment securities purchased	69,237	152,764
Distribution fees payable (Note 3)	17	361
Administrative fees payable (Note 2)	6,485	29,864
Trustee deferred compensation plan (Note 2)	15,108	64,801
Trustee fees payable	—	1,113
Accrued expenses and other liabilities	151,482	171,153
Total Liabilities	312,655	427,336
Net Assets	$27,754,904	$11,303,502
Net Assets Consist of
Capital stock (par value, $0.001 per share)	3,185	1,160
Capital surplus	28,588,722	11,621,340
Total distributable earnings (losses)	(837,003)	(318,998)
Net Assets	$27,754,904	$11,303,502

First Eagle Funds | Annual Report | October 31, 2023

October 31, 2023

	First Eagle U.S. Smid Cap Opportunity Fund		First Eagle Global Real Assets Fund*
Class A
Net assets	$78,090		$1,700,487
Shares outstanding	8,975		173,842
Net asset value per share and redemption proceeds per share	$8.70		$9.78
Offering price per share (NAV per share plus maximum sales charge)**	$9.16	(1)	$10.29	(1)
Class I
Net assets	$27,633,118		$8,573,634
Shares outstanding	3,170,551		880,735
Net asset value per share and redemption proceeds per share	$8.72		$9.73
Class R6
Net assets	$43,696		$1,029,381
Shares outstanding	5,019		105,765
Net asset value per share and redemption proceeds per share	$8.71		$9.73

*  First Eagle Global Real Assets Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Real Asset Cayman Fund, Ltd.

**  A contingent deferred sales charge (CDSC) of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

(1)  The maximum sales charge is 5.00% for Class A shares. Classes C and R6 have no front-end sales charges.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2023

Statements of Operations

	First Eagle Global Fund*	First Eagle Overseas Fund*
Investment Income
Interest (net of $489,163, $134,189, $— and $— foreign taxes withheld)	$249,085,773	$46,606,140
Dividends from:
Non-affiliates (net of $53,452,548, $27,555,917, $108,581 and $2,629,439 foreign taxes withheld)	871,830,328	279,771,036
Affiliated issuers (net of $227,796, $2,152,390, $— and $334,463 foreign taxes withheld)	48,313,560	11,913,156
Total Income	1,169,229,661	338,290,332
Expenses
Investment advisory fees (Note 2)	355,670,111	93,443,422
Distributions fees (Note 3)
Class A	33,956,224	3,680,932
Class C	12,870,929	674,494
Class R3	13,733	961
Class R4	1,517	7,387
Shareholder servicing agent fees	33,978,744	10,025,457
Service fees (Note 3)
Class C	4,290,309	224,831
Class R3	5,493	384
Administrative fees (Note 2)	3,393,719	863,458
Professional fees	859,244	522,866
Custodian and accounting fees	6,447,438	2,281,604
Shareholder reporting fees	2,096,856	681,568
Trustees' fees	2,171,692	578,958
Registration and filing fees	765,294	355,775
Other expenses	803,370	234,874
Total Expenses	457,324,673	113,576,971
Expense waiver (Note 2)	—	—
Expense reductions due to earnings credits (Note 1)	(1,028,105)	(152,391)
Net Expenses	456,296,568	113,424,580
Net Investment Income (Note 1)	712,933,093	224,865,752
Realized and Unrealized Gains ( Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) on:
Transactions from investments in non-affiliates	1,051,558,439	47,743,771
Transactions from investments in affiliates	15,979,266	2,868,818
Commodity related transactions	3,291,763	1,112,290
Settlement of foreign currency and foreign currency transactions	(3,424,767)	(1,704,373)
Settlement of forward foreign currency exchange contracts	4,837,211	5,058,952
	1,072,241,912	55,079,458

First Eagle Funds | Annual Report | October 31, 2023

October 31, 2023

	First Eagle U.S. Value Fund*	First Eagle Gold Fund*
Investment Income
Interest (net of $489,163, $134,189, $— and $— foreign taxes withheld)	$7,034,359	$7,636,746
Dividends from:
Non-affiliates (net of $53,452,548, $27,555,917, $108,581 and $2,629,439 foreign taxes withheld)	20,113,703	35,472,745
Affiliated issuers (net of $227,796, $2,152,390, $— and $334,463 foreign taxes withheld)	—	1,895,288
Total Income	27,148,062	45,004,779
Expenses
Investment advisory fees (Note 2)	8,874,426	16,835,453
Distributions fees (Note 3)
Class A	1,399,483	1,489,822
Class C	251,796	905,870
Class R3	178	5,357
Class R4	41	1,640
Shareholder servicing agent fees	893,545	2,181,710
Service fees (Note 3)
Class C	83,932	301,957
Class R3	71	2,143
Administrative fees (Note 2)	196,369	253,006
Professional fees	204,821	259,200
Custodian and accounting fees	271,100	886,784
Shareholder reporting fees	86,101	217,901
Trustees' fees	55,706	101,584
Registration and filing fees	129,099	157,064
Other expenses	45,801	66,608
Total Expenses	12,492,469	23,666,099
Expense waiver (Note 2)	(591,646)	—
Expense reductions due to earnings credits (Note 1)	(71,602)	(92,766)
Net Expenses	11,829,221	23,573,333
Net Investment Income (Note 1)	15,318,841	21,431,446
Realized and Unrealized Gains ( Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) on:
Transactions from investments in non-affiliates	64,145,378	23,475,012
Transactions from investments in affiliates	—	(1,319,109)
Commodity related transactions	5	(5,382,082)
Settlement of foreign currency and foreign currency transactions	(1,917)	(62,356)
Settlement of forward foreign currency exchange contracts	—	—
	64,143,466	16,711,465
First Eagle Funds | Annual Report | October 31, 2023

Statements of Operations (continued)

	First Eagle Global Fund*	First Eagle Overseas Fund*
Changes in unrealized appreciation (depreciation) on:
Investment in non-affiliates and commodity related transactions (net of decrease in deferred capital gain country tax accruals of $1,415,825, $471,590, $— and $—)	$2,748,812,299	$913,642,703
Investment in affiliates	(111,143,293)	30,135,191
Foreign currency and foreign currency translations	3,564,142	1,905,424
Forward foreign currency exchange contracts	46,203,713	25,593,315
	2,687,436,861	971,276,633
Net realized and unrealized gains (losses) on investments, commodity, foreign currency and forward contract related transactions	3,759,678,773	1,026,356,091
Net Increase in Net Assets Resulting from Operations	$4,472,611,866	$1,251,221,843

*  First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2023

October 31, 2023

	First Eagle U.S. Value Fund*	First Eagle Gold Fund*
Changes in unrealized appreciation (depreciation) on:
Investment in non-affiliates and commodity related transactions (net of decrease in deferred capital gain country tax accruals of $1,415,825, $471,590, $— and $—)	$21,683,493	$238,572,089
Investment in affiliates	—	(6,170,396)
Foreign currency and foreign currency translations	—	5,474
Forward foreign currency exchange contracts	—	—
	21,683,493	232,407,167
Net realized and unrealized gains (losses) on investments, commodity, foreign currency and forward contract related transactions	85,826,959	249,118,632
Net Increase in Net Assets Resulting from Operations	$101,145,800	$270,550,078

First Eagle Funds | Annual Report | October 31, 2023

Statements of Operations (continued)

	First Eagle Global Income Builder Fund	First Eagle High Income Fund
Investment Income
Interest (net of $3,441, $—, $— and $— foreign taxes withheld)	$21,679,522	$10,755,478
Dividends from:
Non-affiliates (net of $3,106,808, $—, $71,741 and $— foreign taxes withheld)	41,190,595	2,793
Total Income	62,870,117	10,758,271
Expenses
Investment advisory fees (Note 2)	12,435,699	790,978
Distributions fees (Note 3)
Class A	1,567,812	170,460
Class C	720,326	48,469
Class R3	153	1,119
Class R4	56	11
Shareholder servicing agent fees	1,086,569	180,630
Service fees (Note 3)
Class C	240,109	16,156
Class R3	61	448
Administrative fees (Note 2)	829,071	87,889
Professional fees	504,838	179,820
Custodian and accounting fees	421,846	176,246
Shareholder reporting fees	130,516	42,400
Trustees' fees	73,657	8,808
Registration and filing fees	218,632	68,496
Other expenses	51,451	29,407
Total Expenses	18,280,796	1,801,337
Expense waiver (Note 2)	—	(257,606)
Expense reductions due to earnings credits (Note 1)	(45,051)	(30,122)
Net Expenses	18,235,745	1,513,609
Net Investment Income (Note 1)	44,634,372	9,244,662
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) on:
Transactions from investments in non-affiliates	9,092,491	(5,689,578)
Commodity related transactions	359,658	—
Settlement of foreign currency and foreign currency transactions	(79,343)	—
Settlement of forward foreign currency exchange contracts	(160,464)	—
Expiration or closing of option contracts written	5,211,627	—
	14,423,969	(5,689,578)

First Eagle Funds | Annual Report | October 31, 2023

October 31, 2023

	First Eagle Rising Dividend Fund**	First Eagle Small Cap Opportunity Fund
Investment Income
Interest (net of $3,441, $—, $— and $— foreign taxes withheld)	$247,581	$—
Dividends from:
Non-affiliates (net of $3,106,808, $—, $71,741 and $— foreign taxes withheld)	8,950,941	13,092,595
Total Income	9,198,522	13,092,595
Expenses
Investment advisory fees (Note 2)	1,872,616	8,472,827
Distributions fees (Note 3)
Class A	643,060	136,618
Class C	92,796	—
Class R3	143	—
Class R4	36	—
Shareholder servicing agent fees	428,114	1,145,919
Service fees (Note 3)
Class C	30,932	—
Class R3	57	—
Administrative fees (Note 2)	221,819	466,842
Professional fees	214,429	200,988
Custodian and accounting fees	162,256	173,114
Shareholder reporting fees	77,712	97,562
Trustees' fees	—	33,353
Registration and filing fees	101,396	244,197
Other expenses	28,186	40,406
Total Expenses	3,873,552	11,011,826
Expense waiver (Note 2)	(612,469)	(869,382)
Expense reductions due to earnings credits (Note 1)	(60,726)	(15,385)
Net Expenses	3,200,357	10,127,059
Net Investment Income (Note 1)	5,998,165	2,965,536
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) on:
Transactions from investments in non-affiliates	25,026,977	(46,405,081)
Commodity related transactions	—	—
Settlement of foreign currency and foreign currency transactions	(41,836)	—
Settlement of forward foreign currency exchange contracts	—	—
Expiration or closing of option contracts written	—	—
	24,985,141	(46,405,081)

First Eagle Funds | Annual Report | October 31, 2023

Statements of Operations (continued)

	First Eagle Global Income Builder Fund	First Eagle High Income Fund
Changes in unrealized appreciation (depreciation) on:
Investment in non-affiliates and commodity related transactions (net of decrease in deferred capital gain country tax accruals of $22,388, $—, $— and $—)	$27,557,576	$6,112,959
Foreign currency and foreign currency translations	172,576	—
Forward foreign currency exchange contracts	1,213,151	—
Option contracts written	1,930,458	—
	30,873,761	6,112,959
Net realized and unrealized gains (losses) on investments, commodity, foreign currency and forward contract related transactions and option contracts written	45,297,730	423,381
Net Increase (Decrease) in Net Assets Resulting from Operations	$89,932,102	$9,668,043

**  First Eagle Rising Dividend Fund was known as First Eagle Fund of America prior to March 1, 2023.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2023

October 31, 2023

	First Eagle Rising Dividend Fund**	First Eagle Small Cap Opportunity Fund
Changes in unrealized appreciation (depreciation) on:
Investment in non-affiliates and commodity related transactions (net of decrease in deferred capital gain country tax accruals of $22,388, $—, $— and $—)	$19,182,969	$(60,991,729)
Foreign currency and foreign currency translations	(10,772)	—
Forward foreign currency exchange contracts	—	—
Option contracts written	—	—
	19,172,197	(60,991,729)
Net realized and unrealized gains (losses) on investments, commodity, foreign currency and forward contract related transactions and option contracts written	44,157,338	(107,396,810)
Net Increase (Decrease) in Net Assets Resulting from Operations	$50,155,503	$(104,431,274)

First Eagle Funds | Annual Report | October 31, 2023

Statements of Operations (continued)

October 31, 2023

	First Eagle U.S. Smid Cap Opportunity Fund	First Eagle Global Real Assets Fund*
Investment Income
Interest (net of $— and $— foreign taxes withheld)	$—	$3,809
Dividends from:
Non-affiliates (net of $— and $13,027 foreign taxes withheld)	251,526	325,560
Total Income	251,526	329,369
Expenses
Investment advisory fees (Note 2)	134,562	74,433
Distributions fees (Note 3)
Class A	153	3,979
Shareholder servicing agent fees	2,813	5,371
Administrative fees (Note 2)	19,627	89,715
Professional fees	180,922	240,218
Custodian and accounting fees	86,026	131,369
Shareholder reporting fees	50,848	15,958
Trustees' fees	1,015	9,306
Registration and filing fees	59,027	35,294
Other expenses	3,582	27,338
Total Expenses	538,575	632,981
Expense waiver (Note 2)	(365,641)	(529,902)
Expense reductions due to earnings credits (Note 1)	(1,557)	(1,695)
Net Expenses	171,377	101,384
Net Investment Income (Note 1)	80,149	227,985
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) on:
Transactions from investments in non-affiliates	(71,616)	(34,919)
Settlement of foreign currency and foreign currency transactions	—	(1,120)
	(71,616)	(36,039)
Changes in unrealized appreciation (depreciation) on:
Investment in non-affiliates and commodity related transactions (net of decrease in deferred capital gain country tax accruals of $— and $—)	(716,756)	74,512
Foreign currency and foreign currency translations	—	47
	(716,756)	74,559
Net realized and unrealized gains (losses) on investments, commodity, foreign currency related transactions	(788,372)	38,520
Net Increase (Decrease) in Net Assets Resulting from Operations	$(708,223)	$266,505

*  First Eagle Global Real Assets Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Real Asset Cayman Fund, Ltd.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2023

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Statements of Changes in Net Assets

	First Eagle Global Fund*		First Eagle Overseas Fund*
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations
Net investment income	$712,933,093	$457,314,720	$224,865,752	$189,690,854
Net realized gain (loss) on investments, commodity, foreign currency and forward contract related transactions	1,072,241,912	1,946,747,824	55,079,458	560,679,922
Change in unrealized appreciation (depreciation) on investments, commodity, foreign currency and forward contract related translations	2,687,436,861	(8,317,863,790)	971,276,633	(2,854,703,672)
Net increase (decrease) in net assets resulting from operations	4,472,611,866	(5,913,801,246)	1,251,221,843	(2,104,332,896)
Distributions to Shareholders
Distributable earnings:
Class A	(532,262,215)	(887,753,790)	(51,515,550)	(102,137,338)
Class C	(73,844,904)	(132,799,923)	(3,499,629)	(7,259,256)
Class I	(1,201,145,307)	(1,844,356,025)	(330,889,508)	(614,760,402)
Class R3	(300,468)	(67,027)	(10,928)	(19,902)
Class R4	(52,892)	(120,800)	(516,040)	(576,641)
Class R5	(4,292)	(6,725)	(1,389)	(3,821)
Class R6	(78,042,283)	(131,255,084)	(51,189,271)	(88,673,786)
Decrease in net assets resulting from distributions	(1,885,652,361)	(2,996,359,374)	(437,622,315)	(813,431,146)
Fund Share Transactions
Class A
Net proceeds from shares sold	932,378,681	1,182,824,369	129,738,590	194,202,849
Net asset value of shares issued for reinvested dividends and distributions	462,969,675	771,492,296	46,987,934	93,004,480
Cost of shares redeemed	(1,756,209,796)	(1,866,821,008)	(315,584,580)	(412,816,545)
Increase (decrease) in net assets from Fund share transactions	(360,861,440)	87,495,657	(138,858,056)	(125,609,216)
Class C
Net proceeds from shares sold	159,243,316	167,583,781	10,028,422	8,129,789
Net asset value of shares issued for reinvested dividends and distributions	69,690,281	124,431,035	3,306,288	6,746,821
Cost of shares redeemed	(577,794,408)	(761,341,546)	(38,244,224)	(51,235,080)
Decrease in net assets from Fund share transactions	(348,860,811)	(469,326,730)	(24,909,514)	(36,358,470)
Class I
Net proceeds from shares sold	5,159,536,258	5,297,637,292	2,516,370,739	2,452,117,096
Net asset value of shares issued for reinvested dividends and distributions	1,040,505,108	1,581,825,307	293,043,001	551,561,993
Cost of shares redeemed	(4,792,999,401)	(4,764,010,265)	(2,754,833,013)	(3,417,433,001)
Increase (decrease) in net assets from Fund share transactions	1,407,041,965	2,115,452,334	54,580,727	(413,753,912)
Class R3
Net proceeds from shares sold	9,928,674	8,283,108	96,333	89,417
Net asset value of shares issued for reinvested dividends and distributions	300,468	67,027	10,928	19,902
Cost of shares redeemed	(5,240,478)	(1,396,981)	(24,725)	(111,375)
Increase (decrease) in net assets from Fund share transactions	4,988,664	6,953,154	82,536	(2,056)

First Eagle Funds | Annual Report | October 31, 2023

	First Eagle U.S. Value Fund*		First Eagle Gold Fund*
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations
Net investment income	$15,318,841	$9,225,295	$21,431,446	$7,788,278
Net realized gain (loss) on investments, commodity, foreign currency and forward contract related transactions	64,143,466	87,821,395	16,711,465	(6,051,841)
Change in unrealized appreciation (depreciation) on investments, commodity, foreign currency and forward contract related translations	21,683,493	(211,933,175)	232,407,167	(338,058,322)
Net increase (decrease) in net assets resulting from operations	101,145,800	(114,886,485)	270,550,078	(336,321,885)
Distributions to Shareholders
Distributable earnings:
Class A	(42,377,864)	(53,052,982)	—	(5,573,400)
Class C	(2,657,277)	(4,233,440)	—	(343,996)
Class I	(42,529,115)	(49,533,778)	—	(15,999,745)
Class R3	(4,891)	(5,774)	—	(11,410)
Class R4	(2,596)	(1,055)	—	(9,117)
Class R5	(5,988)	(6,233)	—	(4,694)
Class R6	(2,106,071)	(2,212,723)	—	(1,358,289)
Decrease in net assets resulting from distributions	(89,683,802)	(109,045,985)	—	(23,300,651)
Fund Share Transactions
Class A
Net proceeds from shares sold	31,596,683	47,475,322	119,158,024	136,526,999
Net asset value of shares issued for reinvested dividends and distributions	37,419,319	46,028,292	—	5,272,465
Cost of shares redeemed	(78,260,209)	(83,546,172)	(141,281,427)	(127,981,717)
Increase (decrease) in net assets from Fund share transactions	(9,244,207)	9,957,442	(22,123,403)	13,817,747
Class C
Net proceeds from shares sold	4,437,835	5,432,456	16,654,612	19,039,520
Net asset value of shares issued for reinvested dividends and distributions	2,429,213	3,904,705	—	318,229
Cost of shares redeemed	(12,768,012)	(19,670,181)	(29,044,356)	(38,215,792)
Decrease in net assets from Fund share transactions	(5,900,964)	(10,333,020)	(12,389,744)	(18,858,043)
Class I
Net proceeds from shares sold	90,166,671	125,720,994	511,516,624	452,464,455
Net asset value of shares issued for reinvested dividends and distributions	28,326,301	30,253,156	—	14,000,367
Cost of shares redeemed	(121,635,227)	(99,876,278)	(398,085,068)	(522,992,298)
Increase (decrease) in net assets from Fund share transactions	(3,142,255)	56,097,872	113,431,556	(56,527,476)
Class R3
Net proceeds from shares sold	765	270	1,343,375	813,440
Net asset value of shares issued for reinvested dividends and distributions	4,890	5,774	—	11,410
Cost of shares redeemed	(67)	(8)	(1,292,873)	(980,977)
Increase (decrease) in net assets from Fund share transactions	5,588	6,036	50,502	(156,127)

First Eagle Funds | Annual Report | October 31, 2023

Statements of Changes in Net Assets (continued)

	First Eagle Global Fund*		First Eagle Overseas Fund*
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Class R4
Net proceeds from shares sold	578,415	1,038,726	1,937,720	13,912,646
Net asset value of shares issued for reinvested dividends and distributions	52,892	120,800	516,040	576,641
Cost of shares redeemed	(216,094)	(1,544,248)	(11,386,911)	(8,452,427)
Increase (decrease) in net assets from Fund share transactions	415,213	(384,722)	(8,933,151)	6,036,860
Class R5
Net proceeds from shares sold	137,361	4,311	14,664	78,964
Net asset value of shares issued for reinvested dividends and distributions	4,292	6,725	1,389	1,541
Cost of shares redeemed	(37,471)	(848)	(17,469)	(102,209)
Increase (decrease) in net assets from Fund share transactions	104,182	10,188	(1,416)	(21,704)
Class R6
Net proceeds from shares sold	519,884,403	591,696,468	201,676,513	148,248,855
Net asset value of shares issued for reinvested dividends and distributions	69,480,659	118,445,610	50,566,252	88,413,667
Cost of shares redeemed	(326,508,848)	(717,034,874)	(313,273,802)	(233,216,655)
Increase (decrease) in net assets from Fund share transactions	262,856,214	(6,892,796)	(61,031,037)	3,445,867
Increase (decrease) in net assets from Fund share transactions	965,683,987	1,733,307,085	(179,069,911)	(566,262,631)
Net increase (decrease) in net assets	3,552,643,492	(7,176,853,535)	634,529,617	(3,484,026,673)
Net Assets (Note 1)
Beginning of period	42,929,380,458	50,106,233,993	11,217,936,439	14,701,963,112
End of period	$46,482,023,950	$42,929,380,458	$11,852,466,056	$11,217,936,439
Changes in Shares Outstanding
Class A
Shares outstanding, beginning of period	222,066,205	220,800,407	65,581,973	70,974,129
Shares sold	15,270,294	19,157,991	5,528,830	8,142,552
Shares issued on reinvestment of distributions	7,841,628	12,524,226	2,061,779	3,814,786
Shares redeemed	(28,815,471)	(30,416,419)	(13,515,987)	(17,349,494)
Shares outstanding, end of period	216,362,656	222,066,205	59,656,595	65,581,973
Class C
Shares outstanding, beginning of period	32,037,627	39,993,648	4,564,760	6,180,394
Shares sold	2,722,928	2,805,075	449,507	347,938
Shares issued on reinvestment of distributions	1,232,366	2,091,278	152,504	288,449
Shares redeemed	(9,908,823)	(12,852,374)	(1,722,353)	(2,252,021)
Shares outstanding, end of period	26,084,098	32,037,627	3,444,418	4,564,760
Class I
Shares outstanding, beginning of period	472,421,232	439,008,116	387,720,084	404,269,481
Shares sold	83,957,617	85,489,726	104,305,822	101,298,361
Shares issued on reinvestment of distributions	17,531,678	25,550,401	12,544,649	22,088,987
Shares redeemed	(78,315,447)	(77,627,011)	(115,256,948)	(139,936,745)
Shares outstanding, end of period	495,595,080	472,421,232	389,313,607	387,720,084

First Eagle Funds | Annual Report | October 31, 2023

	First Eagle U.S. Value Fund*		First Eagle Gold Fund*
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Class R4
Net proceeds from shares sold	7,615	20,612	398,418	1,311,538
Net asset value of shares issued for reinvested dividends and distributions	2,596	1,055	—	9,117
Cost of shares redeemed	(53)	(8)	(343,359)	(543,647)
Increase (decrease) in net assets from Fund share transactions	10,158	21,659	55,059	777,008
Class R5
Net proceeds from shares sold	11,188	24,565	188,286	298,054
Net asset value of shares issued for reinvested dividends and distributions	928	1,075	—	4,550
Cost of shares redeemed	(1,937)	(11,379)	(408,878)	(26,344)
Increase (decrease) in net assets from Fund share transactions	10,179	14,261	(220,592)	276,260
Class R6
Net proceeds from shares sold	10,454,050	9,424,409	61,445,816	53,488,559
Net asset value of shares issued for reinvested dividends and distributions	2,096,998	2,189,977	—	1,340,795
Cost of shares redeemed	(6,373,402)	(6,717,531)	(35,549,281)	(31,213,306)
Increase (decrease) in net assets from Fund share transactions	6,177,646	4,896,855	25,896,535	23,616,048
Increase (decrease) in net assets from Fund share transactions	(12,083,855)	60,661,105	104,699,913	(37,054,583)
Net increase (decrease) in net assets	(621,857)	(163,271,365)	375,249,991	(396,677,119)
Net Assets (Note 1)
Beginning of period	1,139,756,137	1,303,027,502	1,782,328,093	2,179,005,212
End of period	$1,139,134,280	$1,139,756,137	$2,157,578,084	$1,782,328,093
Changes in Shares Outstanding
Class A
Shares outstanding, beginning of period	29,351,025	28,742,223	25,679,365	25,243,851
Shares sold	1,704,389	2,428,210	5,013,496	5,983,477
Shares issued on reinvestment of distributions	2,066,224	2,393,567	—	239,982
Shares redeemed	(4,205,655)	(4,212,975)	(6,038,784)	(5,787,945)
Shares outstanding, end of period	28,915,983	29,351,025	24,654,077	25,679,365
Class C
Shares outstanding, beginning of period	2,009,999	2,557,732	5,969,493	6,938,928
Shares sold	253,839	296,957	769,747	913,518
Shares issued on reinvestment of distributions	141,976	213,488	—	15,840
Shares redeemed	(725,939)	(1,058,178)	(1,362,681)	(1,898,793)
Shares outstanding, end of period	1,679,875	2,009,999	5,376,559	5,969,493
Class I
Shares outstanding, beginning of period	28,579,801	25,734,780	54,080,450	56,991,845
Shares sold	4,743,922	6,336,739	20,867,430	19,631,559
Shares issued on reinvestment of distributions	1,529,498	1,541,169	—	618,391
Shares redeemed	(6,369,271)	(5,032,887)	(16,491,781)	(23,161,345)
Shares outstanding, end of period	28,483,950	28,579,801	58,456,099	54,080,450

First Eagle Funds | Annual Report | October 31, 2023

Statements of Changes in Net Assets (continued)

	First Eagle Global Fund*		First Eagle Overseas Fund*
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Class R3
Shares outstanding, beginning of period	126,209	18,803	13,692	14,036
Shares sold	161,680	129,610	3,975	3,580
Shares issued on reinvestment of distributions	5,091	1,088	469	798
Shares redeemed	(87,012)	(23,292)	(1,044)	(4,722)
Shares outstanding, end of period	205,968	126,209	17,092	13,692
Class R4
Shares outstanding, beginning of period	22,267	30,042	576,504	375,210
Shares sold	9,476	16,282	81,848	559,606
Shares issued on reinvestment of distributions	890	1,951	22,138	23,149
Shares redeemed	(3,499)	(26,008)	(463,654)	(381,461)
Shares outstanding, end of period	29,134	22,267	216,836	576,504
Class R5
Shares outstanding, beginning of period	1,782	1,616	1,735	2,583
Shares sold	2,209	70	604	3,086
Shares issued on reinvestment of distributions	73	110	60	62
Shares redeemed	(594)	(14)	(710)	(3,996)
Shares outstanding, end of period	3,470	1,782	1,689	1,735
Class R6
Shares outstanding, beginning of period	29,816,528	30,779,066	57,482,854	57,163,246
Shares sold	8,429,172	9,537,442	8,315,489	6,184,889
Shares issued on reinvestment of distributions	1,170,694	1,913,190	2,165,578	3,542,214
Shares redeemed	(5,315,204)	(12,413,170)	(12,938,270)	(9,407,495)
Shares outstanding, end of period	34,101,190	29,816,528	55,025,651	57,482,854

*  First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2023

	First Eagle U.S. Value Fund*		First Eagle Gold Fund*
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Class R3
Shares outstanding, beginning of period	3,437	3,130	51,308	57,335
Shares sold	40	13	59,899	34,672
Shares issued on reinvestment of distributions	264	294	—	505
Shares redeemed	(4)	—	(55,282)	(41,204)
Shares outstanding, end of period	3,737	3,437	55,925	51,308
Class R4
Shares outstanding, beginning of period	1,735	568	66,536	34,208
Shares sold	408	1,113	15,900	57,045
Shares issued on reinvestment of distributions	141	54	—	401
Shares redeemed	(3)	—	(14,144)	(25,118)
Shares outstanding, end of period	2,281	1,735	68,292	66,536
Class R5
Shares outstanding, beginning of period	4,005	3,298	29,137	18,471
Shares sold	594	1,214	7,209	11,622
Shares issued on reinvestment of distributions	50	55	—	201
Shares redeemed	(97)	(562)	(16,203)	(1,157)
Shares outstanding, end of period	4,552	4,005	20,143	29,137
Class R6
Shares outstanding, beginning of period	1,375,767	1,130,595	5,291,172	4,347,949
Shares sold	546,773	470,343	2,500,821	2,269,800
Shares issued on reinvestment of distributions	113,290	111,620	—	59,118
Shares redeemed	(330,715)	(336,791)	(1,438,490)	(1,385,695)
Shares outstanding, end of period	1,705,115	1,375,767	6,353,503	5,291,172

First Eagle Funds | Annual Report | October 31, 2023

Statements of Changes in Net Assets (continued)

	First Eagle Global Income Builder Fund		First Eagle High Income Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations
Net investment income (loss)	$44,634,372	$30,681,489	$9,244,662	$9,023,686
Net realized gain (loss) on investments, commodity, foreign currency and forward contract related transactions and option contracts written	14,423,969	30,060,613	(5,689,578)	(4,500,753)
Change in unrealized appreciation (depreciation) on investments, commodity, foreign currency and forward contract related translations and option contracts written	30,873,761	(179,390,272)	6,112,959	(24,985,566)
Net increase (decrease) in net assets resulting from operations	89,932,102	(118,648,170)	9,668,043	(20,462,633)
Distributions to Shareholders
Distributable earnings:
Class A	(23,879,471)	(31,633,200)	(3,483,395)	(3,347,056)
Class C	(2,938,884)	(6,507,996)	(280,628)	(377,549)
Class I	(35,201,941)	(45,872,345)	(5,193,256)	(5,163,847)
Class R3	(2,189)	(3,661)	(22,398)	(17,682)
Class R4	(2,016)	(1,847)	(458)	(375)
Class R5	(456)	(747)	(561)	(456)
Class R6	(2,430,376)	(1,981,325)	(190,124)	(47,703)
Class Y	—	—	—	—
Decrease in net assets resulting from distributions	(64,455,333)	(86,001,121)	(9,170,820)	(8,954,668)
Fund Share Transactions
Class A
Net proceeds from shares sold	158,702,246	191,100,234	12,149,183	14,920,601
Net asset value of shares issued for reinvested dividends and distributions	21,600,036	28,735,474	3,349,892	3,210,190
Cost of shares redeemed	(108,924,372)	(94,392,245)	(20,147,817)	(22,274,378)
Increase (decrease) in net assets from Fund share transactions	71,377,910	125,443,463	(4,648,742)	(4,143,587)
Class C
Net proceeds from shares sold	14,625,134	13,101,415	1,457,329	764,680
Net asset value of shares issued for reinvested dividends and distributions	2,788,213	6,183,312	279,899	376,204
Cost of shares redeemed	(37,629,227)	(56,197,995)	(4,216,419)	(7,307,331)
Decrease in net assets from Fund share transactions	(20,215,880)	(36,913,268)	(2,479,191)	(6,166,447)
Class I
Net proceeds from shares sold	286,707,410	281,489,340	17,071,435	13,244,198
Net asset value of shares issued for reinvested dividends and distributions	31,611,236	38,792,769	4,336,097	4,219,117
Cost of shares redeemed	(206,948,702)	(132,835,519)	(44,744,552)	(33,855,594)
Increase (decrease) in net assets from Fund share transactions	111,369,944	187,446,590	(23,337,020)	(16,392,279)
Class Y^
Net proceeds from shares sold	—	—	—	—
Net asset value of shares issued for reinvested dividends and distributions	—	—	—	—
Cost of shares redeemed	—	—	—	—
Decrease in net assets from Fund share transactions	—	—	—	—

First Eagle Funds | Annual Report | October 31, 2023

	First Eagle Rising Dividend Fund**		First Eagle Small Cap Opportunity Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations
Net investment income (loss)	$5,998,165	$2,892,440	$2,965,536	$(30,091)
Net realized gain (loss) on investments, commodity, foreign currency and forward contract related transactions and option contracts written	24,985,141	8,893,058	(46,405,081)	(12,290,978)
Change in unrealized appreciation (depreciation) on investments, commodity, foreign currency and forward contract related translations and option contracts written	19,172,197	(124,003,382)	(60,991,729)	(43,272,599)
Net increase (decrease) in net assets resulting from operations	50,155,503	(112,217,884)	(104,431,274)	(55,593,668)
Distributions to Shareholders
Distributable earnings:
Class A	(8,920,725)	(28,960,882)	—	—
Class C	(717,656)	(6,438,710)	—	—
Class I	(3,513,420)	(18,554,874)	(580,596)	—
Class R3	(1,757)	(7,565)	—	—
Class R4	(1,175)	(1,612)	—	—
Class R5	(399)	(1,584)	—	—
Class R6	(203,647)	(844,134)	(27,517)	—
Class Y	—	(14,342,072)	—	—
Decrease in net assets resulting from distributions	(13,358,779)	(69,151,433)	(608,113)	—
Fund Share Transactions
Class A
Net proceeds from shares sold	18,109,802	124,325,543	33,971,074	34,689,417
Net asset value of shares issued for reinvested dividends and distributions	8,391,015	27,071,267	—	—
Cost of shares redeemed	(54,121,330)	(51,621,626)	(6,191,272)	(3,412,636)
Increase (decrease) in net assets from Fund share transactions	(27,620,513)	99,775,184	27,779,802	31,276,781
Class C
Net proceeds from shares sold	415,939	852,632	—	—
Net asset value of shares issued for reinvested dividends and distributions	712,791	6,416,617	—	—
Cost of shares redeemed	(10,293,049)	(15,866,782)	—	—
Decrease in net assets from Fund share transactions	(9,164,319)	(8,597,533)	—	—
Class I
Net proceeds from shares sold	6,842,143	9,732,803	1,026,258,605	557,173,815
Net asset value of shares issued for reinvested dividends and distributions	1,945,418	10,757,623	551,566	—
Cost of shares redeemed	(20,221,706)	(36,713,178)	(248,023,159)	(98,007,637)
Increase (decrease) in net assets from Fund share transactions	(11,434,145)	(16,222,752)	778,787,012	459,166,178
Class Y^
Net proceeds from shares sold	—	384,358	—	—
Net asset value of shares issued for reinvested dividends and distributions	—	13,462,427	—	—
Cost of shares redeemed	—	(112,753,811)	—	—
Decrease in net assets from Fund share transactions	—	(98,907,026)	—	—

First Eagle Funds | Annual Report | October 31, 2023

Statements of Changes in Net Assets (continued)

	First Eagle Global Income Builder Fund		First Eagle High Income Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Class R3
Net proceeds from shares sold	—	—	56,063	50,017
Net asset value of shares issued for reinvested dividends and distributions	2,189	3,661	22,383	17,677
Cost of shares redeemed	—	—	(760)	(46,715)
Increase in net assets from Fund share transactions	2,189	3,661	77,686	20,979
Class R4
Net proceeds from shares sold	6,730	23,922	—	—
Net asset value of shares issued for reinvested dividends and distributions	2,016	1,847	458	375
Cost of shares redeemed	(97)	(52)	—	—
Increase in net assets from Fund share transactions	8,649	25,717	458	375
Class R5
Net asset value of shares issued for reinvested dividends and distributions	456	746	561	456
Increase in net assets from Fund share transactions	456	746	561	456
Class R6
Net proceeds from shares sold	28,315,324	32,031,477	7,992,381	178,703
Net asset value of shares issued for reinvested dividends and distributions	2,421,057	1,967,018	189,821	47,695
Cost of shares redeemed	(14,429,131)	(7,431,039)	(1,193,607)	(149,320)
Increase in net assets from Fund share transactions	16,307,250	26,567,456	6,988,595	77,078
Increase (decrease) in net assets from Fund share transactions	178,850,518	302,574,365	(23,397,653)	(26,603,425)
Net increase (decrease) in net assets	204,327,287	97,925,074	(22,900,430)	(56,020,726)
Net Assets (Note 1)
Beginning of period	1,437,264,783	1,339,339,709	176,484,646	232,505,372
End of period	$1,641,592,070	$1,437,264,783	$153,584,216	$176,484,646
Changes in Shares Outstanding
Class A
Shares outstanding, beginning of period	46,560,925	36,430,773	8,796,579	9,337,274
Shares sold	12,771,686	15,433,507	1,538,050	1,768,389
Shares issued on reinvestment of distributions	1,754,983	2,308,259	422,540	390,328
Shares redeemed	(8,773,966)	(7,611,614)	(2,550,082)	(2,699,412)
Shares outstanding, end of period	52,313,628	46,560,925	8,207,087	8,796,579
Class C
Shares outstanding, beginning of period	8,456,225	11,404,016	949,515	1,686,722
Shares sold	1,173,224	1,050,747	185,200	90,401
Shares issued on reinvestment of distributions	225,272	491,852	35,330	45,503
Shares redeemed	(2,995,624)	(4,490,390)	(532,190)	(873,111)
Shares outstanding, end of period	6,859,097	8,456,225	637,855	949,515

First Eagle Funds | Annual Report | October 31, 2023

	First Eagle Rising Dividend Fund**		First Eagle Small Cap Opportunity Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Class R3
Net proceeds from shares sold	—	—	—	—
Net asset value of shares issued for reinvested dividends and distributions	1,757	7,565	—	—
Cost of shares redeemed	—	—	—	—
Increase in net assets from Fund share transactions	1,757	7,565	—	—
Class R4
Net proceeds from shares sold	3,450	20,612	—	—
Net asset value of shares issued for reinvested dividends and distributions	1,175	1,612	—	—
Cost of shares redeemed	(40)	(8)	—	—
Increase in net assets from Fund share transactions	4,585	22,216	—	—
Class R5
Net asset value of shares issued for reinvested dividends and distributions	399	1,584	—	—
Increase in net assets from Fund share transactions	399	1,584	—	—
Class R6
Net proceeds from shares sold	1,655,761	1,692,266	54,252,946	23,931,613
Net asset value of shares issued for reinvested dividends and distributions	199,816	822,187	27,517	—
Cost of shares redeemed	(1,177,419)	(2,019,488)	(7,415,134)	(1,967,426)
Increase in net assets from Fund share transactions	678,158	494,965	46,865,329	21,964,187
Increase (decrease) in net assets from Fund share transactions	(47,534,078)	(23,425,797)	853,432,143	512,407,146
Net increase (decrease) in net assets	(10,737,354)	(204,795,114)	748,392,756	456,813,478
Net Assets (Note 1)
Beginning of period	364,552,285	569,347,399	561,304,227	104,490,749
End of period	$353,814,931	$364,552,285	$1,309,696,983	$561,304,227
Changes in Shares Outstanding
Class A
Shares outstanding, beginning of period	12,125,113	7,916,180	4,392,441	1,030,504
Shares sold	797,792	5,331,190	3,798,896	3,746,248
Shares issued on reinvestment of distributions	383,785	1,079,146	—	—
Shares redeemed	(2,421,273)	(2,201,403)	(700,361)	(384,311)
Shares outstanding, end of period	10,885,417	12,125,113	7,490,976	4,392,441
Class C
Shares outstanding, beginning of period	1,267,183	1,886,112	—	—
Shares sold	29,623	59,765	—	—
Shares issued on reinvestment of distributions	53,658	406,254	—	—
Shares redeemed	(756,200)	(1,084,948)	—	—
Shares outstanding, end of period	594,264	1,267,183	—	—
First Eagle Funds | Annual Report | October 31, 2023

Statements of Changes in Net Assets (continued)

	First Eagle Global Income Builder Fund		First Eagle High Income Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Class I
Shares outstanding, beginning of period	64,970,999	49,589,679	12,765,238	14,699,977
Shares sold	23,208,393	23,089,982	2,150,591	1,571,583
Shares issued on reinvestment of distributions	2,579,194	3,133,723	546,360	512,337
Shares redeemed	(16,887,903)	(10,842,385)	(5,633,197)	(4,018,659)
Shares outstanding, end of period	73,870,683	64,970,999	9,828,992	12,765,238
Class Y^
Shares outstanding, beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued on reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Shares outstanding, end of period	—	—	—	—
Class R3
Shares outstanding, beginning of period	4,832	4,538	51,721	49,309
Shares sold	—	—	7,027	5,981
Shares issued on reinvestment of distributions	178	294	2,821	2,152
Shares redeemed	—	—	(96)	(5,721)
Shares outstanding, end of period	5,010	4,832	61,473	51,721
Class R4
Shares outstanding, beginning of period	4,202	2,034	1,278	1,233
Shares sold	541	2,023	—	—
Shares issued on reinvestment of distributions	164	149	58	45
Shares redeemed	(8)	(4)	—	—
Shares outstanding, end of period	4,899	4,202	1,336	1,278
Class R5
Shares outstanding, beginning of period	936	876	1,302	1,246
Shares issued on reinvestment of distributions	37	60	71	56
Shares outstanding, end of period	973	936	1,373	1,302
Class R6
Shares outstanding, beginning of period	3,973,194	1,818,684	128,496	118,716
Shares sold	2,285,965	2,605,580	1,004,508	22,336
Shares issued on reinvestment of distributions	197,819	159,638	23,948	5,816
Shares redeemed	(1,164,836)	(610,708)	(151,363)	(18,372)
Shares outstanding, end of period	5,292,142	3,973,194	1,005,589	128,496

^  On February 28, 2022, First Eagle Fund of America's Class Y shares converted into Class A shares. As a result, Class Y shares were terminated.

**  First Eagle Rising Dividend Fund was known as First Eagle Fund of America prior to March 1, 2023.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2023

	First Eagle Rising Dividend Fund**		First Eagle Small Cap Opportunity Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Class I
Shares outstanding, beginning of period	4,542,657	5,200,341	58,977,677	9,541,918
Shares sold	283,305	382,965	112,506,979	60,695,082
Shares issued on reinvestment of distributions	84,287	406,411	61,765	—
Shares redeemed	(868,885)	(1,447,060)	(27,731,100)	(11,259,323)
Shares outstanding, end of period	4,041,364	4,542,657	143,815,321	58,977,677
Class Y^
Shares outstanding, beginning of period	—	4,092,457	—	—
Shares sold	—	14,302	—	—
Shares issued on reinvestment of distributions	—	509,680	—	—
Shares redeemed	—	(4,616,439)	—	—
Shares outstanding, end of period	—	—	—	—
Class R3
Shares outstanding, beginning of period	2,368	2,080	—	—
Shares sold	—	—	—	—
Shares issued on reinvestment of distributions	77	288	—	—
Shares redeemed	—	—	—	—
Shares outstanding, end of period	2,445	2,368	—	—
Class R4
Shares outstanding, beginning of period	1,425	423	—	—
Shares sold	145	940	—	—
Shares issued on reinvestment of distributions	51	62	—	—
Shares redeemed	(2)	—	—	—
Shares outstanding, end of period	1,619	1,425	—	—
Class R5
Shares outstanding, beginning of period	484	424	—	—
Shares issued on reinvestment of distributions	17	60	—	—
Shares outstanding, end of period	501	484	—	—
Class R6
Shares outstanding, beginning of period	243,545	226,370	2,688,408	126,466
Shares sold	69,896	69,668	5,983,392	2,791,232
Shares issued on reinvestment of distributions	8,628	31,109	3,078	—
Shares redeemed	(49,945)	(83,602)	(824,731)	(229,290)
Shares outstanding, end of period	272,124	243,545	7,850,147	2,688,408

First Eagle Funds | Annual Report | October 31, 2023

Statements of Changes in Net Assets (continued)

	First Eagle U.S. Smid Cap Opportunity Fund		First Eagle Global Real Assets Fund*
	For the Year Ended October 31, 2023	For the Period 8/15/22 † - 10/31/22	For the Year Ended October 31, 2023	For the Period 11/30/21† - 10/31/22
Operations
Net investment income	$80,149	$1,307	$227,985	$137,271
Net realized gain (loss) on investments and foreign currency related transactions	(71,616)	(8,329)	(36,039)	(80,111)
Change in unrealized appreciation (depreciation) on investments, commodity and foreign currency related translations	(716,756)	(118,178)	74,559	(522,772)
Net increase (decrease) in net assets resulting from operations	(708,223)	(125,200)	266,505	(465,612)
Distributions to Shareholders
Distributable earnings:
Class A	(60)	—	(13,695)	—
Class I	(3,378)	—	(145,313)	—
Class R6	(180)	—	(20,751)	—
Decrease in net assets resulting from distributions	(3,618)	—	(179,759)	—
Fund Share Transactions
Class A
Net proceeds from shares sold	34,770	53,566	394,672	1,321,434
Net asset value of shares issued for reinvested dividends and distributions	60	—	13,695	—
Cost of shares redeemed	—	—	(3,430)	(7,237)
Increase in net assets from Fund share transactions	34,830	53,566	404,937	1,314,197
Class I
Net proceeds from shares sold	27,289,152	1,161,000	2,749,565	7,488,585
Net asset value of shares issued for reinvested dividends and distributions	3,378	—	145,313	—
Cost of shares redeemed	(161)	—	(1,458,613)	(21,770)
Increase in net assets from Fund share transactions	27,292,369	1,161,000	1,436,265	7,466,815
Class R6
Net proceeds from shares sold	—	50,000	4,549	1,044,995
Net asset value of shares issued for reinvested dividends and distributions	180	—	20,751	—
Cost of shares redeemed	—	—	(10,141)	—
Increase in net assets from Fund share transactions	180	50,000	15,159	1,044,995

First Eagle Funds | Annual Report | October 31, 2023

	First Eagle U.S. Smid Cap Opportunity Fund		First Eagle Global Real Assets Fund*
	For the Year Ended October 31, 2023	For the Period 8/15/22† - 10/31/22	For the Year Ended October 31, 2023	For the Period 11/30/21† - 10/31/22
Increase in net assets from Fund share transactions	27,327,379	1,264,566	1,856,361	9,826,007
Net increase in net assets	26,615,538	1,139,366	1,943,107	9,360,395
Net Assets (Note 1)
Beginning of period	1,139,366	—	9,360,395	—
End of period	$27,754,904	$1,139,366	$11,303,502	$9,360,395
Changes in Shares Outstanding
Class A
Shares outstanding, beginning of period	5,413	—	134,467	—
Shares sold	3,556	5,413	38,372	135,216
Shares issued on reinvestment of distributions	6	—	1,338	—
Shares redeemed	—	—	(335)	(749)
Shares outstanding, end of period	8,975	5,413	173,842	134,467
Class I
Shares outstanding, beginning of period	116,486	—	737,628	—
Shares sold	3,053,725	116,486	276,322	739,870
Shares issued on reinvestment of distributions	357	—	14,288	—
Shares redeemed	(17)	—	(147,503)	(2,242)
Shares outstanding, end of period	3,170,551	116,486	880,735	737,628
Class R6
Shares outstanding, beginning of period	5,000	—	104,276	—
Shares sold	—	5,000	447	104,276
Shares issued on reinvestment of distributions	19	—	2,040	—
Shares redeemed	—	—	(998)	—
Shares outstanding, end of period	5,019	5,000	105,765	104,276

*  First Eagle Global Real Assets Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Real Asset Cayman Fund, Ltd.

†  Inception date.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Change in net assets resulting from operations				Less dividends and distributions
Selected per share data for the period ended:	Net asset value, beginning of year	Net investment income/ loss		Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle Global Fund Class A***
October 31, 2023	$56.57	0.84		4.98	5.82	(0.06)	(2.36)	—	(2.42)
October 31, 2022	$68.42	0.51		(8.32)	(7.81)	(1.24)	(2.80)	—	(4.04)
October 31, 2021	$55.42	0.67	(d)	13.79	14.46	(0.51)	(0.95)	—	(1.46)
October 31, 2020	$59.15	0.48		(1.03)	(0.55)	(0.73)	(2.45)	—	(3.18)
October 31, 2019	$56.37	0.64		5.37	6.01	(0.43)	(2.80)	—	(3.23)
First Eagle Global Fund Class C***
October 31, 2023	$54.26	0.35		4.80	5.15	—	(2.36)	—	(2.36)
October 31, 2022	$65.60	0.04		(7.99)	(7.95)	(0.59)	(2.80)	—	(3.39)
October 31, 2021	$53.12	0.15	(d)	13.28	13.43	—	(0.95)	—	(0.95)
October 31, 2020	$56.69	0.07		(1.01)	(0.94)	(0.18)	(2.45)	—	(2.63)
October 31, 2019	$54.11	0.18		5.20	5.38	—	(2.80)	—	(2.80)
First Eagle Global Fund Class I***
October 31, 2023	$56.98	0.99		5.02	6.01	(0.21)	(2.36)	—	(2.57)
October 31, 2022	$68.90	0.67		(8.38)	(7.71)	(1.41)	(2.80)	—	(4.21)
October 31, 2021	$55.79	0.85	(d)	13.87	14.72	(0.66)	(0.95)	—	(1.61)
October 31, 2020	$59.52	0.63		(1.03)	(0.40)	(0.88)	(2.45)	—	(3.33)
October 31, 2019	$56.73	0.78		5.41	6.19	(0.60)	(2.80)	—	(3.40)
First Eagle Global Fund Class R3***
October 31, 2023	$56.52	0.71		5.00	5.71	(0.02)	(2.36)	—	(2.38)
October 31, 2022	$68.23	0.51		(8.37)	(7.86)	(1.05)	(2.80)	—	(3.85)
October 31, 2021	$55.47	0.23	(d)	13.78	14.01	(0.30)	(0.95)	—	(1.25)
October 31, 2020	$59.34	0.48		(1.07)	(0.59)	(0.83)	(2.45)	—	(3.28)
October 31, 2019	$56.62	0.60		5.38	5.98	(0.46)	(2.80)	—	(3.26)
First Eagle Global Fund Class R4***
October 31, 2023	$56.86	0.84		5.02	5.86	(0.01)	(2.36)	—	(2.37)
October 31, 2022	$68.70	0.56		(8.39)	(7.83)	(1.21)	(2.80)	—	(4.01)
October 31, 2021	$55.72	0.67	(d)	13.86	14.53	(0.60)	(0.95)	—	(1.55)
October 31, 2020	$59.48	0.57		(1.02)	(0.45)	(0.86)	(2.45)	—	(3.31)
October 31, 2019	$56.70	0.74		5.36	6.10	(0.52)	(2.80)	—	(3.32)
First Eagle Global Fund Class R5***
October 31, 2023	$56.09	0.86		4.94	5.80	(0.05)	(2.36)	—	(2.41)
October 31, 2022	$68.00	0.51		(8.26)	(7.75)	(1.36)	(2.80)	—	(4.16)
October 31, 2021	$54.98	0.91	(d)	13.06	13.97	—	(0.95)	—	(0.95)
October 31, 2020	$59.47	(0.16)		(1.06)	(1.22)	(0.82)	(2.45)	—	(3.27)
For The Period 7/29/19^-10/31/19	$58.99	0.12		0.36	0.48	—	—	—	—

First Eagle Funds | Annual Report | October 31, 2023

					Ratios/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net asset value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Global Fund Class A***
October 31, 2023	$59.97	10.35%		$12,976,288	1.10%		1.10%		1.36%		1.37%		6.00%
October 31, 2022	$56.57	(11.90)%		$12,562,351	1.11%		1.11%		0.84%		0.84%		10.87%
October 31, 2021	$68.42	26.49	%(g)	$15,108,210	1.11%		1.11%		1.03	%(d)	1.03	%(d)	7.29%
October 31, 2020	$55.42	(1.12)%		$12,112,205	1.11%		1.11%		0.87%		0.87%		10.84%
October 31, 2019	$59.15	11.44%		$13,638,545	1.11%		1.11%		1.13%		1.13%		10.26%
First Eagle Global Fund Class C***
October 31, 2023	$57.05	9.53%		$1,488,095	1.86%		1.86%		0.59%		0.60%		6.00%
October 31, 2022	$54.26	(12.57)%		$1,738,497	1.87%		1.87%		0.06%		0.06%		10.87%
October 31, 2021	$65.60	25.53	%(g)	$2,623,491	1.87%		1.87%		0.24	%(d)	0.24	%(d)	7.29%
October 31, 2020	$53.12	(1.86)%		$3,423,967	1.87%		1.87%		0.13%		0.13%		10.84%
October 31, 2019	$56.69	10.58%		$5,619,288	1.87%		1.86%		0.33%		0.33%		10.26%
First Eagle Global Fund Class I***
October 31, 2023	$60.42	10.63%		$29,941,639	0.86%		0.86%		1.60%		1.61%		6.00%
October 31, 2022	$56.98	(11.69)%		$26,919,899	0.86%		0.86%		1.09%		1.09%		10.87%
October 31, 2021	$68.90	26.82	%(g)	$30,248,818	0.86%		0.86%		1.29	%(d)	1.29	%(d)	7.29%
October 31, 2020	$55.79	(0.86)%		$24,274,791	0.86%		0.86%		1.14%		1.14%		10.84%
October 31, 2019	$59.52	11.72%		$30,133,165	0.85%		0.85%		1.38%		1.38%		10.26%
First Eagle Global Fund Class R3***
October 31, 2023	$59.85	10.16%		$12,328	1.27%		1.27%		1.17%		1.18%		6.00%
October 31, 2022	$56.52	(11.99)%		$7,134	1.20%		1.20%		0.84%		0.84%		10.87%
October 31, 2021	$68.23	25.57	%(g)	$1,283	1.51%		1.51%		0.36	%(d)	0.36	%(d)	7.29%
October 31, 2020	$55.47	(1.21)%		$4,503	1.18%		1.18%		0.86%		0.87%		10.84%
October 31, 2019	$59.34	11.31%		$11,813	1.14%		1.14%		1.03%		1.03%		10.26%
First Eagle Global Fund Class R4***
October 31, 2023	$60.35	10.36%		$1,758	1.10%		1.10%		1.36%		1.37%		6.00%
October 31, 2022	$56.86	(11.88)%		$1,266	1.07%		1.07%		0.90%		0.90%		10.87%
October 31, 2021	$68.70	26.51	%(g)	$2,064	1.10%		1.10%		1.02	%(d)	1.02	%(d)	7.29%
October 31, 2020	$55.72	(0.95)%		$2,162	0.96%		0.96%		1.04%		1.04%		10.84%
October 31, 2019	$59.48	11.53%		$1,825	0.97%		0.97%		1.28%		1.28%		10.26%
First Eagle Global Fund Class R5***
October 31, 2023	$59.48	10.41%		$206	1.05%		1.04%		1.40%		1.40%		6.00%
October 31, 2022	$56.09	(11.90)%		$100	1.11%		1.11%		0.84%		0.84%		10.87%
October 31, 2021	$68.00	25.65	%(g)	$110	1.11%		1.11%		1.36	%(d)	1.36	%(d)	7.29%
October 31, 2020	$54.98	(2.32)%		$10	2.29%		2.29%		(0.28)%		(0.28)%		10.84%
For The Period 7/29/19^-10/31/19	$59.47	0.81	%(b)	$10	1.35	%(c)	1.35	%(c)	0.82	%(c)	0.82	%(c)	10.26	%(b)

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Change in net assets resulting from operations				Less dividends and distributions
Selected per share data for the period ended:	Net asset value, beginning of year	Net investment income/ loss		Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle Global Fund Class R6***
October 31, 2023	$57.02	1.04		5.01	6.05	(0.25)	(2.36)	—	(2.61)
October 31, 2022	$68.95	0.71		(8.38)	(7.67)	(1.46)	(2.80)	—	(4.26)
October 31, 2021	$55.83	0.90	(d)	13.87	14.77	(0.70)	(0.95)	—	(1.65)
October 31, 2020	$59.55	0.64		(0.99)	(0.35)	(0.92)	(2.45)	—	(3.37)
October 31, 2019	$56.76	0.82		5.41	6.23	(0.64)	(2.80)	—	(3.44)
First Eagle Overseas Fund Class A***
October 31, 2023	$21.26	0.37		1.99	2.36	(0.02)	(0.79)	—	(0.81)
October 31, 2022	$26.71	0.30		(4.30)	(4.00)	(0.87)	(0.58)	—	(1.45)
October 31, 2021	$22.80	0.31	(e)	3.65	3.96	(0.05)	—	—	(0.05)
October 31, 2020	$24.65	0.19		(0.71)	(0.52)	(0.50)	(0.83)	—	(1.33)
October 31, 2019	$22.71	0.32		2.28	2.60	(0.27)	(0.39)	—	(0.66)
First Eagle Overseas Fund Class C***
October 31, 2023	$20.26	0.18		1.90	2.08	—	(0.79)	—	(0.79)
October 31, 2022	$25.44	0.11		(4.09)	(3.98)	(0.62)	(0.58)	—	(1.20)
October 31, 2021	$21.83	0.10	(e)	3.51	3.61	—	—	—	—
October 31, 2020	$23.58	0.02		(0.69)	(0.67)	(0.25)	(0.83)	—	(1.08)
October 31, 2019	$21.73	0.11		2.22	2.33	(0.09)	(0.39)	—	(0.48)
First Eagle Overseas Fund Class I***
October 31, 2023	$21.83	0.44		2.03	2.47	(0.08)	(0.79)	—	(0.87)
October 31, 2022	$27.39	0.37		(4.40)	(4.03)	(0.95)	(0.58)	—	(1.53)
October 31, 2021	$23.38	0.40	(e)	3.73	4.13	(0.12)	—	—	(0.12)
October 31, 2020	$25.24	0.26		(0.72)	(0.46)	(0.57)	(0.83)	—	(1.40)
October 31, 2019	$23.26	0.39		2.33	2.72	(0.35)	(0.39)	—	(0.74)
First Eagle Overseas Fund Class R3***
October 31, 2023	$21.69	0.32		2.02	2.34	—	(0.79)	—	(0.79)
October 31, 2022	$27.24	0.24		(4.38)	(4.14)	(0.83)	(0.58)	—	(1.41)
October 31, 2021	$23.29	0.31	(e)	3.69	4.00	(0.05)	—	—	(0.05)
October 31, 2020	$25.13	0.15		(0.74)	(0.59)	(0.42)	(0.83)	—	(1.25)
October 31, 2019	$23.22	0.44		2.16	2.60	(0.30)	(0.39)	—	(0.69)
First Eagle Overseas Fund Class R4***
October 31, 2023	$21.76	0.32		2.07	2.39	(0.04)	(0.79)	—	(0.83)
October 31, 2022	$27.29	0.38		(4.42)	(4.04)	(0.91)	(0.58)	—	(1.49)
October 31, 2021	$23.34	0.35	(e)	3.73	4.08	(0.13)	—	—	(0.13)
October 31, 2020	$25.20	0.16		(0.66)	(0.50)	(0.53)	(0.83)	—	(1.36)
October 31, 2019	$23.23	0.35		2.33	2.68	(0.32)	(0.39)	—	(0.71)

First Eagle Funds | Annual Report | October 31, 2023

					Ratios/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net asset value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers	Operating expenses including earnings credits and/or fee waivers	Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Global Fund Class R6***
October 31, 2023	$60.46	10.70%		$2,061,709	0.79%	0.79%	1.68%		1.68%		6.00%
October 31, 2022	$57.02	(11.62)%		$1,700,134	0.79%	0.79%	1.15%		1.15%		10.87%
October 31, 2021	$68.95	26.91	%(g)	$2,122,258	0.78%	0.78%	1.38	%(d)	1.38	%(d)	7.29%
October 31, 2020	$55.83	(0.79)%		$1,555,290	0.79%	0.79%	1.15%		1.15%		10.84%
October 31, 2019	$59.55	11.79%		$944,249	0.79%	0.79%	1.44%		1.44%		10.26%
First Eagle Overseas Fund Class A***
October 31, 2023	$22.81	11.11%		$1,360,488	1.15%	1.15%	1.56%		1.56%		3.98%
October 31, 2022	$21.26	(15.62)%		$1,394,388	1.15%	1.15%	1.24%		1.24%		8.99%
October 31, 2021	$26.71	17.35	%(h)	$1,895,378	1.16%	1.16%	1.20	%(e)	1.20	%(e)	9.93%
October 31, 2020	$22.80	(2.35)%		$1,742,861	1.15%	1.15%	0.82%		0.82%		13.20%
October 31, 2019	$24.65	11.82%		$2,125,742	1.15%	1.15%	1.38%		1.38%		6.99%
First Eagle Overseas Fund Class C***
October 31, 2023	$21.55	10.26%		$74,231	1.88%	1.88%	0.82%		0.82%		3.98%
October 31, 2022	$20.26	(16.23)%		$92,476	1.89%	1.89%	0.48%		0.48%		8.99%
October 31, 2021	$25.44	16.49	%(h)	$157,203	1.89%	1.89%	0.41	%(e)	0.41	%(e)	9.93%
October 31, 2020	$21.83	(3.07)%		$228,072	1.89%	1.89%	0.08%		0.08%		13.20%
October 31, 2019	$23.58	10.98%		$378,755	1.89%	1.89%	0.50%		0.50%		6.99%
First Eagle Overseas Fund Class I***
October 31, 2023	$23.43	11.36%		$9,122,327	0.88%	0.88%	1.84%		1.84%		3.98%
October 31, 2022	$21.83	(15.40)%		$8,462,922	0.89%	0.89%	1.49%		1.49%		8.99%
October 31, 2021	$27.39	17.71	%(h)	$11,072,223	0.88%	0.88%	1.49	%(e)	1.49	%(e)	9.93%
October 31, 2020	$23.38	(2.06)%		$9,698,986	0.87%	0.87%	1.11%		1.11%		13.20%
October 31, 2019	$25.24	12.12%		$10,694,125	0.86%	0.86%	1.64%		1.64%		6.99%
First Eagle Overseas Fund Class R3***
October 31, 2023	$23.24	10.80%		$397	1.41%	1.41%	1.32%		1.32%		3.98%
October 31, 2022	$21.69	(15.85)%		$297	1.40%	1.40%	1.00%		1.00%		8.99%
October 31, 2021	$27.24	17.18	%(h)	$382	1.34%	1.34%	1.16	%(e)	1.16	%(e)	9.93%
October 31, 2020	$23.29	(2.56)%		$183	1.36%	1.36%	0.65%		0.65%		13.20%
October 31, 2019	$25.13	11.59%		$96	1.32%	1.32%	1.84%		1.84%		6.99%
First Eagle Overseas Fund Class R4***
October 31, 2023	$23.32	11.02%		$5,058	1.16%	1.15%	1.36%		1.36%		3.98%
October 31, 2022	$21.76	(15.49)%		$12,543	1.01%	1.01%	1.58%		1.58%		8.99%
October 31, 2021	$27.29	17.53	%(h)	$10,239	1.06%	1.06%	1.29	%(e)	1.29	%(e)	9.93%
October 31, 2020	$23.34	(2.22)%		$7,326	0.91%	0.91%	0.69%		0.69%		13.20%
October 31, 2019	$25.20	11.92%		$91	1.04%	1.04%	1.48%		1.48%		6.99%

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Change in net assets resulting from operations				Less dividends and distributions
Selected per share data for the period ended:	Net asset value, beginning of year	Net investment income/ loss		Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle Overseas Fund Class R5***
October 31, 2023	$21.71	0.40		2.04	2.44	—	(0.79)	—	(0.79)
October 31, 2022	$27.27	0.23		(4.33)	(4.10)	(0.88)	(0.58)	—	(1.46)
October 31, 2021	$23.27	0.33	(e)	3.70	4.03	(0.03)	—	—	(0.03)
October 31, 2020	$25.20	0.18		(0.75)	(0.57)	(0.53)	(0.83)	—	(1.36)
For The Period 3/11/19^-10/31/19	$23.37	0.28		1.55	1.83	—	—	—	—
First Eagle Overseas Fund Class R6***
October 31, 2023	$21.84	0.46		2.03	2.49	(0.10)	(0.79)	—	(0.89)
October 31, 2022	$27.40	0.39		(4.40)	(4.01)	(0.97)	(0.58)	—	(1.55)
October 31, 2021	$23.39	0.45	(e)	3.70	4.15	(0.14)	—	—	(0.14)
October 31, 2020	$25.25	0.28		(0.72)	(0.44)	(0.59)	(0.83)	—	(1.42)
October 31, 2019	$23.27	0.41		2.33	2.74	(0.37)	(0.39)	—	(0.76)
First Eagle U.S. Value Fund Class A***
October 31, 2023	$18.41	0.22		1.37	1.59	(0.10)	(1.36)	—	(1.46)
October 31, 2022	$22.23	0.13		(2.08)	(1.95)	(0.17)	(1.70)	—	(1.87)
October 31, 2021	$16.97	0.09		5.49	5.58	(0.20)	(0.12)	—	(0.32)
October 31, 2020	$18.84	0.14		(0.48)	(0.34)	(0.16)	(1.37)	—	(1.53)
October 31, 2019	$19.89	0.16		1.44	1.60	(0.12)	(2.53)	—	(2.65)
First Eagle U.S. Value Fund Class C***
October 31, 2023	$17.39	0.08		1.29	1.37	—	(1.36)	—	(1.36)
October 31, 2022	$21.08	(0.02)		(1.97)	(1.99)	—	(1.70)	—	(1.70)
October 31, 2021	$16.06	(0.06)		5.22	5.16	(0.02)	(0.12)	—	(0.14)
October 31, 2020	$17.89	0.01		(0.47)	(0.46)	—	(1.37)	—	(1.37)
October 31, 2019	$19.03	0.02		1.37	1.39	—	(2.53)	—	(2.53)
First Eagle U.S. Value Fund Class I***
October 31, 2023	$18.84	0.28		1.39	1.67	(0.15)	(1.36)	—	(1.51)
October 31, 2022	$22.71	0.19		(2.13)	(1.94)	(0.23)	(1.70)	—	(1.93)
October 31, 2021	$17.32	0.15		5.61	5.76	(0.25)	(0.12)	—	(0.37)
October 31, 2020	$19.21	0.20		(0.51)	(0.31)	(0.21)	(1.37)	—	(1.58)
October 31, 2019	$20.23	0.21		1.48	1.69	(0.18)	(2.53)	—	(2.71)
First Eagle U.S. Value Fund Class R3***
October 31, 2023	$18.75	0.17		1.39	1.56	(0.06)	(1.36)	—	(1.42)
October 31, 2022	$22.61	0.09		(2.11)	(2.02)	(0.14)	(1.70)	—	(1.84)
October 31, 2021	$17.25	0.07		5.58	5.65	(0.17)	(0.12)	—	(0.29)
October 31, 2020	$19.15	0.11		(0.50)	(0.39)	(0.14)	(1.37)	—	(1.51)
October 31, 2019	$20.20	0.14		1.48	1.62	(0.14)	(2.53)	—	(2.67)
First Eagle Funds | Annual Report | October 31, 2023

					Ratios/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net asset value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Overseas Fund Class R5***
October 31, 2023	$23.36	11.27%		$39	1.00%		0.99%		1.64%		1.65%		3.98%
October 31, 2022	$21.71	(15.70)%		$38	1.17%		1.17%		0.94%		0.94%		8.99%
October 31, 2021	$27.27	17.33	%(h)	$70	1.20%		1.20%		1.23	%(e)	1.23	%(e)	9.93%
October 31, 2020	$23.27	(2.51)%		$27	1.31%		1.31%		0.77%		0.77%		13.20%
For The Period 3/11/19^-10/31/19	$25.20	7.83	%(b)	$16	1.12	%(c)	1.12	%(c)	1.79	%(c)	1.79	%(c)	6.99	%(b)
First Eagle Overseas Fund Class R6***
October 31, 2023	$23.44	11.45%		$1,289,925	0.80%		0.80%		1.91%		1.92%		3.98%
October 31, 2022	$21.84	(15.32)%		$1,255,272	0.80%		0.80%		1.58%		1.58%		8.99%
October 31, 2021	$27.40	17.78	%(h)	$1,566,467	0.79%		0.79%		1.65	%(e)	1.65	%(e)	9.93%
October 31, 2020	$23.39	(1.99)%		$919,645	0.80%		0.80%		1.19%		1.19%		13.20%
October 31, 2019	$25.25	12.21%		$759,773	0.80%		0.80%		1.74%		1.74%		6.99%
First Eagle U.S. Value Fund Class A***
October 31, 2023	$18.54	8.81%		$536,105	1.16%		1.10%		1.14%		1.19%		6.62%
October 31, 2022	$18.41	(9.12)%		$540,287	1.16%		1.11%		0.60%		0.65%		10.33%
October 31, 2021	$22.23	33.28%		$638,937	1.16%		1.11%		0.40%		0.45%		4.02%
October 31, 2020	$16.97	(2.23)%		$485,589	1.18%		1.13%		0.78%		0.83%		10.30%
October 31, 2019	$18.84	9.43%		$613,548	1.16%		1.11%		0.81%		0.86%		8.65%
First Eagle U.S. Value Fund Class C***
October 31, 2023	$17.40	8.00%		$29,230	1.91%		1.86%		0.37%		0.43%		6.62%
October 31, 2022	$17.39	(9.82)%		$34,953	1.92%		1.87%		(0.18)%		(0.13)%		10.33%
October 31, 2021	$21.08	32.29%		$53,912	1.95%		1.90%		(0.38)%		(0.33)%		4.02%
October 31, 2020	$16.06	(3.00)%		$101,600	1.94%		1.89%		0.03%		0.08%		10.30%
October 31, 2019	$17.89	8.59%		$194,380	1.92%		1.87%		0.06%		0.11%		8.65%
First Eagle U.S. Value Fund Class I***
October 31, 2023	$19.00	9.08%		$541,195	0.91%		0.86%		1.38%		1.44%		6.62%
October 31, 2022	$18.84	(8.88)%		$538,424	0.88%		0.83%		0.88%		0.93%		10.33%
October 31, 2021	$22.71	33.72%		$584,344	0.89%		0.84%		0.68%		0.73%		4.02%
October 31, 2020	$17.32	(2.01)%		$505,997	0.89%		0.84%		1.08%		1.13%		10.30%
October 31, 2019	$19.21	9.79%		$749,245	0.88%		0.83%		1.09%		1.14%		8.65%
First Eagle U.S. Value Fund Class R3***
October 31, 2023	$18.89	8.46%		$71	1.46%		1.41%		0.83%		0.89%		6.62%
October 31, 2022	$18.75	(9.28)%		$64	1.34%		1.29%		0.42%		0.47%		10.33%
October 31, 2021	$22.61	33.10%		$71	1.31%		1.26%		0.26%		0.31%		4.02%
October 31, 2020	$17.25	(2.46)%		$53	1.36%		1.31%		0.59%		0.64%		10.30%
October 31, 2019	$19.15	9.37%		$54	1.26%		1.21%		0.71%		0.76%		8.65%

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Change in net assets resulting from operations			Less dividends and distributions
Selected per share data for the period ended:	Net asset value, beginning of year	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle U.S. Value Fund Class R4***
October 31, 2023	$18.76	0.22	1.38	1.60	(0.12)	(1.36)	—	(1.48)
October 31, 2022	$22.61	0.14	(2.14)	(2.00)	(0.15)	(1.70)	—	(1.85)
October 31, 2021	$17.25	0.09	5.56	5.65	(0.17)	(0.12)	—	(0.29)
October 31, 2020	$19.18	0.13	(0.51)	(0.38)	(0.18)	(1.37)	—	(1.55)
For The Period 7/29/19^-10/31/19	$19.40	0.02	(0.24)	(0.22)	—	—	—	—
First Eagle U.S. Value Fund Class R5***
October 31, 2023	$18.77	0.26	1.40	1.66	(0.13)	(1.36)	—	(1.49)
October 31, 2022	$22.62	0.16	(2.13)	(1.97)	(0.18)	(1.70)	—	(1.88)
October 31, 2021	$17.28	0.10	5.59	5.69	(0.23)	(0.12)	—	(0.35)
October 31, 2020	$19.18	0.12	(0.46)	(0.34)	(0.19)	(1.37)	—	(1.56)
For The Period 7/29/19^-10/31/19	$19.40	0.03	(0.25)	(0.22)	—	—	—	—
First Eagle U.S. Value Fund Class R6***
October 31, 2023	$18.84	0.29	1.39	1.68	(0.16)	(1.36)	—	(1.52)
October 31, 2022	$22.71	0.20	(2.13)	(1.93)	(0.24)	(1.70)	—	(1.94)
October 31, 2021	$17.32	0.16	5.61	5.77	(0.26)	(0.12)	—	(0.38)
October 31, 2020	$19.22	0.19	(0.50)	(0.31)	(0.22)	(1.37)	—	(1.59)
October 31, 2019	$20.24	0.21	1.49	1.70	(0.19)	(2.53)	—	(2.72)
First Eagle Gold Fund Class A***
October 31, 2023	$19.25	0.19	2.86	3.05	—	—	—	—
October 31, 2022	$22.94	0.05	(3.52)	(3.47)	(0.22)	—	—	(0.22)
October 31, 2021	$26.28	(0.01)	(3.01)	(3.02)	(0.32)	—	—	(0.32)
October 31, 2020	$18.66	(0.12)	7.74	7.62	—	—	—	—
October 31, 2019	$13.08	(0.04)	5.62	5.58	—	—	—	—
First Eagle Gold Fund Class C***
October 31, 2023	$17.48	0.01	2.61	2.62	—	—	—	—
October 31, 2022	$20.82	(0.10)	(3.19)	(3.29)	(0.05)	—	—	(0.05)
October 31, 2021	$23.92	(0.17)	(2.76)	(2.93)	(0.17)	—	—	(0.17)
October 31, 2020	$17.11	(0.26)	7.07	6.81	—	—	—	—
October 31, 2019	$12.09	(0.15)	5.17	5.02	—	—	—	—
First Eagle Gold Fund Class I***
October 31, 2023	$19.88	0.26	2.94	3.20	—	—	—	—
October 31, 2022	$23.68	0.12	(3.64)	(3.52)	(0.28)	—	—	(0.28)
October 31, 2021	$27.13	0.06	(3.13)	(3.07)	(0.38)	—	—	(0.38)
October 31, 2020	$19.22	(0.06)	7.99	7.93	(0.02)	—	—	(0.02)
October 31, 2019	$13.44	0.00 **	5.78	5.78	—	—	—	—

First Eagle Funds | Annual Report | October 31, 2023

					Ratios/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net asset value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle U.S. Value Fund Class R4***
October 31, 2023	$18.88	8.70%		$43	1.24%		1.18%		1.07%		1.12%		6.62%
October 31, 2022	$18.76	(9.17)%		$33	1.14%		1.09%		0.66%		0.71%		10.33%
October 31, 2021	$22.61	33.13%		$13	1.21%		1.16%		0.35%		0.41%		4.02%
October 31, 2020	$17.25	(2.39)%		$10	1.24%		1.20%		0.70%		0.74%		10.30%
For The Period 7/29/19^-10/31/19	$19.18	(1.13	)%(b)	$10	1.51	%(c)	1.47	%(c)	0.39	%(c)	0.43	%(c)	8.65	%(b)
First Eagle U.S. Value Fund Class R5***
October 31, 2023	$18.94	9.01%		$86	1.00%		0.95%		1.29%		1.35%		6.62%
October 31, 2022	$18.77	(9.03)%		$75	1.02%		0.97%		0.74%		0.79%		10.33%
October 31, 2021	$22.62	33.35%		$75	1.13%		1.08%		0.43%		0.48%		4.02%
October 31, 2020	$17.28	(2.18)%		$53	1.09%		1.05%		0.67%		0.71%		10.30%
For The Period 7/29/19^-10/31/19	$19.18	(1.13	)%(b)	$10	1.40	%(c)	1.36	%(c)	0.50	%(c)	0.54	%(c)	8.65	%(b)
First Eagle U.S. Value Fund Class R6***
October 31, 2023	$19.00	9.14%		$32,405	0.84%		0.79%		1.46%		1.51%		6.62%
October 31, 2022	$18.84	(8.83)%		$25,921	0.83%		0.78%		0.94%		0.99%		10.33%
October 31, 2021	$22.71	33.78%		$25,676	0.84%		0.79%		0.72%		0.77%		4.02%
October 31, 2020	$17.32	(2.02)%		$15,058	0.86%		0.81%		1.03%		1.08%		10.30%
October 31, 2019	$19.22	9.83%		$15,949	0.83%		0.78%		1.09%		1.14%		8.65%
First Eagle Gold Fund Class A***
October 31, 2023	$22.30	15.84%		$549,712	1.19%		1.18%		0.81%		0.81%		16.39%
October 31, 2022	$19.25	(15.24)%		$494,372	1.19%		1.19%		0.24%		0.24%		17.78%
October 31, 2021	$22.94	(11.60)%		$578,968	1.22%		1.22%		(0.03)%		(0.03)%		5.13%
October 31, 2020	$26.28	40.84%		$643,945	1.21%		1.21%		(0.52)%		(0.52)%		3.34%
October 31, 2019	$18.66	42.66%		$386,633	1.29%		1.29%		(0.27)%		(0.27)%		20.01%
First Eagle Gold Fund Class C***
October 31, 2023	$20.10	14.99%		$108,058	1.92%		1.92%		0.06%		0.07%		16.39%
October 31, 2022	$17.48	(15.87)%		$104,359	1.93%		1.93%		(0.51)%		(0.51)%		17.78%
October 31, 2021	$20.82	(12.25)%		$144,502	1.95%		1.95%		(0.77)%		(0.77)%		5.13%
October 31, 2020	$23.92	39.80%		$179,978	1.95%		1.95%		(1.25)%		(1.25)%		3.34%
October 31, 2019	$17.11	41.52%		$115,624	2.05%		2.05%		(1.02)%		(1.02)%		20.01%
First Eagle Gold Fund Class I***
October 31, 2023	$23.08	16.10%		$1,349,359	0.94%		0.94%		1.07%		1.07%		16.39%
October 31, 2022	$19.88	(15.00)%		$1,075,242	0.94%		0.94%		0.50%		0.50%		17.78%
October 31, 2021	$23.68	(11.41)%		$1,349,701	0.96%		0.96%		0.23%		0.23%		5.13%
October 31, 2020	$27.13	41.29%		$1,424,181	0.92%		0.92%		(0.25)%		(0.25)%		3.34%
October 31, 2019	$19.22	43.01%		$553,633	0.99%		0.99%		0.01%		0.01%		20.01%

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Change in net assets resulting from operations			Less dividends and distributions
Selected per share data for the period ended:	Net asset value, beginning of year	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle Gold Fund Class R3***
October 31, 2023	$19.74	0.13	2.94	3.07	—	—	—	—
October 31, 2022	$23.56	0.00 **	(3.62)	(3.62)	(0.20)	—	—	(0.20)
October 31, 2021	$26.99	(0.01)	(3.13)	(3.14)	(0.29)	—	—	(0.29)
October 31, 2020	$19.17	(0.12)	7.95	7.83	(0.01)	—	—	(0.01)
October 31, 2019	$13.44	(0.09)	5.82	5.73	—	—	—	—
First Eagle Gold Fund Class R4***
October 31, 2023	$19.91	0.21	2.94	3.15	—	—	—	—
October 31, 2022	$23.72	0.07	(3.63)	(3.56)	(0.25)	—	—	(0.25)
October 31, 2021	$27.19	0.02	(3.12)	(3.10)	(0.37)	—	—	(0.37)
October 31, 2020	$19.26	(0.08)	8.01	7.93	—	—	—	—
For The Period 7/29/19^-10/31/19	$18.54	(0.04)	0.76	0.72	—	—	—	—
First Eagle Gold Fund Class R5***
October 31, 2023	$19.90	0.22	2.95	3.17	—	—	—	—
October 31, 2022	$23.68	0.11	(3.64)	(3.53)	(0.25)	—	—	(0.25)
October 31, 2021	$27.16	0.04	(3.14)	(3.10)	(0.38)	—	—	(0.38)
October 31, 2020	$19.28	(0.09)	7.99	7.90	(0.02)	—	—	(0.02)
For The Period 7/29/19^-10/31/19	$18.54	(0.03)	0.77	0.74	—	—	—	—
First Eagle Gold Fund Class R6***
October 31, 2023	$19.93	0.29	2.94	3.23	—	—	—	—
October 31, 2022	$23.74	0.13	(3.63)	(3.50)	(0.31)	—	—	(0.31)
October 31, 2021	$27.19	0.08	(3.13)	(3.05)	(0.40)	—	—	(0.40)
October 31, 2020	$19.26	(0.03)	7.99	7.96	(0.03)	—	—	(0.03)
October 31, 2019	$13.46	0.01	5.79	5.80	—	—	—	—
First Eagle Global Income Builder Fund Class A
October 31, 2023	$11.62	0.32	0.43	0.75	(0.29)	(0.19)	—	(0.48)
October 31, 2022	$13.52	0.27	(1.34)	(1.07)	(0.26)	(0.57)	—	(0.83)
October 31, 2021	$11.47	0.27 (f)	2.17	2.44	(0.26)	(0.13)	—	(0.39)
October 31, 2020	$12.15	0.22	(0.64)	(0.42)	(0.22)	(0.04)	—	(0.26)
October 31, 2019	$11.45	0.25	0.70	0.95	(0.25)	—	—	(0.25)
First Eagle Global Income Builder Fund Class C
October 31, 2023	$11.70	0.23	0.44	0.67	(0.20)	(0.19)	—	(0.39)
October 31, 2022	$13.47	0.17	(1.34)	(1.17)	(0.03)	(0.57)	—	(0.60)
October 31, 2021	$11.44	0.16 (f)	2.17	2.33	(0.17)	(0.13)	—	(0.30)
October 31, 2020	$12.11	0.13	(0.63)	(0.50)	(0.13)	(0.04)	—	(0.17)
October 31, 2019	$11.42	0.16	0.69	0.85	(0.16)	—	—	(0.16)

First Eagle Funds | Annual Report | October 31, 2023

					Ratios/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net asset value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Gold Fund Class R3***
October 31, 2023	$22.81	15.55%		$1,275	1.40%		1.40%		0.51%		0.52%		16.39%
October 31, 2022	$19.74	(15.46)%		$1,013	1.45%		1.45%		(0.01)%		(0.01)%		17.78%
October 31, 2021	$23.56	(11.72)%		$1,351	1.34%		1.34%		(0.04)%		(0.04)%		5.13%
October 31, 2020	$26.99	40.84%		$471	1.25%		1.25%		(0.52)%		(0.52)%		3.34%
October 31, 2019	$19.17	42.63%		$491	1.25%		1.25%		(0.51)%		(0.51)%		20.01%
First Eagle Gold Fund Class R4***
October 31, 2023	$23.06	15.82%		$1,575	1.15%		1.15%		0.85%		0.85%		16.39%
October 31, 2022	$19.91	(15.14)%		$1,325	1.10%		1.10%		0.32%		0.32%		17.78%
October 31, 2021	$23.72	(11.52)%		$811	1.11%		1.11%		0.08%		0.08%		5.13%
October 31, 2020	$27.19	41.17%		$935	1.00%		1.00%		(0.32)%		(0.32)%		3.34%
For The Period 7/29/19^-10/31/19	$19.26	3.88	%(b)	$10	1.49	%(c)	1.49	%(c)	(0.84	)%(c)	(0.84	)%(c)	20.01	%(b)
First Eagle Gold Fund Class R5***
October 31, 2023	$23.07	15.93%		$465	1.06%		1.05%		0.91%		0.91%		16.39%
October 31, 2022	$19.90	(15.02)%		$580	0.99%		0.99%		0.47%		0.47%		17.78%
October 31, 2021	$23.68	(11.49)%		$437	1.03%		1.03%		0.16%		0.16%		5.13%
October 31, 2020	$27.16	40.94%		$677	0.98%		0.98%		(0.35)%		(0.35)%		3.34%
For The Period 7/29/19^-10/31/19	$19.28	3.99	%(b)	$166	0.96	%(c)	0.96	%(c)	(0.65	)%(c)	(0.64	)%(c)	20.01	%(b)
First Eagle Gold Fund Class R6***
October 31, 2023	$23.16	16.21%		$147,133	0.85%		0.84%		1.18%		1.19%		16.39%
October 31, 2022	$19.93	(14.91)%		$105,438	0.85%		0.85%		0.59%		0.59%		17.78%
October 31, 2021	$23.74	(11.33)%		$103,234	0.85%		0.85%		0.31%		0.31%		0.00%
October 31, 2020	$27.19	41.42%		$209,208	0.85%		0.85%		(0.14)%		(0.14)%		3.34%
October 31, 2019	$19.26	43.09%		$163,259	0.89%		0.89%		0.03%		0.03%		20.01%
First Eagle Global Income Builder Fund Class A
October 31, 2023	$11.89	6.35%		$622,236	1.18%		1.18%		2.60%		2.60%		20.41%
October 31, 2022	$11.62	(8.23)%		$541,002	1.16%		1.16%		2.17%		2.18%		13.76%
October 31, 2021	$13.52	21.36	%(i)	$492,402	1.17%		1.17%		2.04	%(f)	2.04	%(f)	22.80%
October 31, 2020	$11.47	(3.38)%		$359,442	1.19%		1.19%		1.87%		1.87%		28.98%
October 31, 2019	$12.15	8.40%		$392,942	1.18%		1.18%		2.10%		2.10%		25.54%
First Eagle Global Income Builder Fund Class C
October 31, 2023	$11.98	5.65%		$82,141	1.94%		1.94%		1.79%		1.79%		20.41%
October 31, 2022	$11.70	(8.95)%		$98,977	1.94%		1.94%		1.38%		1.38%		13.76%
October 31, 2021	$13.47	20.48	%(i)	$153,654	1.94%		1.94%		1.25	%(f)	1.25	%(f)	22.80%
October 31, 2020	$11.44	(4.15)%		$186,154	1.95%		1.95%		1.11%		1.11%		28.98%
October 31, 2019	$12.11	7.53%		$289,037	1.94%		1.94%		1.36%		1.36%		25.54%

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Change in net assets resulting from operations				Less dividends and distributions
Selected per share data for the period ended:	Net asset value, beginning of year	Net investment income/ loss		Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle Global Income Builder Fund Class I
October 31, 2023	$11.56	0.35		0.43	0.78	(0.31)	(0.19)	—	(0.50)
October 31, 2022	$13.48	0.30		(1.34)	(1.04)	(0.31)	(0.57)	—	(0.88)
October 31, 2021	$11.45	0.30	(f)	2.15	2.45	(0.29)	(0.13)	—	(0.42)
October 31, 2020	$12.12	0.25		(0.63)	(0.38)	(0.25)	(0.04)	—	(0.29)
October 31, 2019	$11.43	0.28		0.69	0.97	(0.28)	—	—	(0.28)
First Eagle Global Income Builder Fund Class R3
October 31, 2023	$11.61	0.29		0.42	0.71	(0.26)	(0.19)	—	(0.45)
October 31, 2022	$13.48	0.25		(1.33)	(1.08)	(0.22)	(0.57)	—	(0.79)
October 31, 2021	$11.45	0.25	(f)	2.15	2.40	(0.24)	(0.13)	—	(0.37)
October 31, 2020	$12.12	0.18		(0.62)	(0.44)	(0.19)	(0.04)	—	(0.23)
October 31, 2019	$11.43	0.23		0.69	0.92	(0.23)	—	—	(0.23)
First Eagle Global Income Builder Fund Class R4
October 31, 2023	$11.57	0.30		0.42	0.72	(0.25)	(0.19)	—	(0.44)
October 31, 2022	$13.48	0.23		(1.32)	(1.09)	(0.25)	(0.57)	—	(0.82)
October 31, 2021	$11.44	0.27	(f)	2.15	2.42	(0.25)	(0.13)	—	(0.38)
October 31, 2020	$12.11	0.21		(0.63)	(0.42)	(0.21)	(0.04)	—	(0.25)
For The Period 7/29/19^-10/31/19	$12.08	0.04		0.03	0.07	(0.04)	—	—	(0.04)
First Eagle Global Income Builder Fund Class R5
October 31, 2023	$11.57	0.33		0.42	0.75	(0.29)	(0.19)	—	(0.48)
October 31, 2022	$13.47	0.27		(1.34)	(1.07)	(0.26)	(0.57)	—	(0.83)
October 31, 2021	$11.44	0.27	(f)	2.15	2.42	(0.26)	(0.13)	—	(0.39)
October 31, 2020	$12.11	0.23		(0.64)	(0.41)	(0.22)	(0.04)	—	(0.26)
For The Period 7/29/19^-10/31/19	$12.08	0.04		0.03	0.07	(0.04)	—	—	(0.04)
First Eagle Global Income Builder Fund Class R6
October 31, 2023	$11.55	0.36		0.42	0.78	(0.32)	(0.19)	—	(0.51)
October 31, 2022	$13.47	0.31		(1.33)	(1.02)	(0.33)	(0.57)	—	(0.90)
October 31, 2021	$11.44	0.31	(f)	2.15	2.46	(0.30)	(0.13)	—	(0.43)
October 31, 2020	$12.11	0.24		(0.62)	(0.38)	(0.25)	(0.04)	—	(0.29)
October 31, 2019	$11.42	0.27		0.70	0.97	(0.28)	—	—	(0.28)
First Eagle High Income Fund Class A
October 31, 2023	$7.77	0.41		0.01	0.42	(0.41)	—	—	(0.41)
October 31, 2022	$8.98	0.36		(1.21)	(0.85)	(0.36)	—	—	(0.36)
October 31, 2021	$8.71	0.33		0.27	0.60	(0.33)	—	—	(0.33)
October 31, 2020	$8.71	0.37		(0.01)	0.36	(0.36)	—	—	(0.36)
October 31, 2019	$8.81	0.41		(0.11)	0.30	(0.40)	—	—	(0.40)

First Eagle Funds | Annual Report | October 31, 2023

					Ratios/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net asset value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Global Income Builder Fund Class I
October 31, 2023	$11.84	6.69%		$874,530	0.97%		0.97%		2.83%		2.84%		20.41%
October 31, 2022	$11.56	(7.98)%		$751,297	0.93%		0.93%		2.43%		2.43%		13.76%
October 31, 2021	$13.48	21.62	%(i)	$668,678	0.93%		0.93%		2.26	%(f)	2.26	%(f)	22.80%
October 31, 2020	$11.45	(3.14)%		$630,351	0.94%		0.94%		2.11%		2.11%		28.98%
October 31, 2019	$12.12	8.60%		$793,440	0.93%		0.93%		2.36%		2.36%		25.54%
First Eagle Global Income Builder Fund Class R3
October 31, 2023	$11.87	6.01%		$59	1.48%		1.47%		2.31%		2.31%		20.41%
October 31, 2022	$11.61	(8.29)%		$56	1.33%		1.33%		2.02%		2.02%		13.76%
October 31, 2021	$13.48	21.12	%(i)	$61	1.32%		1.32%		1.88	%(f)	1.88	%(f)	22.80%
October 31, 2020	$11.45	(3.67)%		$50	1.49%		1.49%		1.58%		1.58%		28.98%
October 31, 2019	$12.12	8.12%		$52	1.37%		1.37%		1.92%		1.92%		25.54%
First Eagle Global Income Builder Fund Class R4
October 31, 2023	$11.85	6.17%		$58	1.39%		1.39%		2.41%		2.41%		20.41%
October 31, 2022	$11.57	(8.37)%		$49	1.41%		1.40%		1.86%		1.86%		13.76%
October 31, 2021	$13.48	21.34	%(i)	$27	1.17%		1.17%		2.05	%(f)	2.05	%(f)	22.80%
October 31, 2020	$11.44	(3.51)%		$10	1.25%		1.25%		1.84%		1.84%		28.98%
For The Period 7/29/19^-10/31/19	$12.11	0.59	%(b)	$10	1.49	%(c)	1.49	%(c)	1.34	%(c)	1.34	%(c)	25.54	%(b)
First Eagle Global Income Builder Fund Class R5
October 31, 2023	$11.84	6.40%		$12	1.16%		1.16%		2.64%		2.64%		20.41%
October 31, 2022	$11.57	(8.20)%		$11	1.17%		1.17%		2.19%		2.19%		13.76%
October 31, 2021	$13.47	21.34	%(i)	$12	1.16%		1.16%		2.04	%(f)	2.04	%(f)	22.80%
October 31, 2020	$11.44	(3.40)%		$10	1.14%		1.14%		1.94%		1.94%		28.98%
For The Period 7/29/19^-10/31/19	$12.11	0.62	%(b)	$10	1.38	%(c)	1.38	%(c)	1.45	%(c)	1.45	%(c)	25.54	%(b)
First Eagle Global Income Builder Fund Class R6
October 31, 2023	$11.82	6.68%		$62,556	0.89%		0.89%		2.92%		2.93%		20.41%
October 31, 2022	$11.55	(7.85)%		$45,873	0.87%		0.87%		2.49%		2.49%		13.76%
October 31, 2021	$13.47	21.72	%(i)	$24,506	0.87%		0.87%		2.35	%(f)	2.35	%(f)	22.80%
October 31, 2020	$11.44	(3.14)%		$15,649	0.90%		0.90%		2.01%		2.01%		28.98%
October 31, 2019	$12.11	8.62%		$1,233	0.93%		0.93%		2.31%		2.31%		25.54%
First Eagle High Income Fund Class A
October 31, 2023	$7.78	5.37%		$63,824	1.14%		0.98%		4.98%		5.15%		24.60%
October 31, 2022	$7.77	(9.59)%		$68,391	1.13%		1.13%		4.37%		4.37%		28.00%
October 31, 2021	$8.98	7.01%		$83,819	1.23%		1.16%		3.56%		3.63%		64.11%
October 31, 2020	$8.71	4.39%		$73,112	1.33%		1.23%		4.27%		4.37%		55.38%
October 31, 2019	$8.71	3.54%		$73,567	1.34%		1.24%		4.55%		4.65%		24.19%
First Eagle Funds | Annual Report | October 31, 2023

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Change in net assets resulting from operations			Less dividends and distributions
Selected per share data for the period ended:	Net asset value, beginning of year	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle High Income Fund Class C
October 31, 2023	$7.77	0.35	0.00 **	0.35	(0.35)	—	—	(0.35)
October 31, 2022	$8.97	0.30	(1.19)	(0.89)	(0.31)	—	—	(0.31)
October 31, 2021	$8.70	0.26	0.28	0.54	(0.27)	—	—	(0.27)
October 31, 2020	$8.70	0.31	(0.01)	0.30	(0.30)	—	—	(0.30)
October 31, 2019	$8.80	0.34	(0.10)	0.24	(0.34)	—	—	(0.34)
First Eagle High Income Fund Class I
October 31, 2023	$7.78	0.43	(0.01)	0.42	(0.42)	—	—	(0.42)
October 31, 2022	$8.98	0.39	(1.21)	(0.82)	(0.38)	—	—	(0.38)
October 31, 2021	$8.71	0.35	0.28	0.63	(0.36)	—	—	(0.36)
October 31, 2020	$8.71	0.39	0.00 **	0.39	(0.39)	—	—	(0.39)
October 31, 2019	$8.81	0.43	(0.10)	0.33	(0.43)	—	—	(0.43)
First Eagle High Income Fund Class R3
October 31, 2023	$7.78	0.40	0.00 **	0.40	(0.40)	—	—	(0.40)
October 31, 2022	$8.99	0.35	(1.21)	(0.86)	(0.35)	—	—	(0.35)
October 31, 2021	$8.72	0.31	0.28	0.59	(0.32)	—	—	(0.32)
October 31, 2020	$8.72	0.35	0.00 **	0.35	(0.35)	—	—	(0.35)
October 31, 2019	$8.82	0.40	(0.11)	0.29	(0.39)	—	—	(0.39)
First Eagle High Income Fund Class R4
October 31, 2023	$7.74	0.40	(0.01)	0.39	(0.35)	—	—	(0.35)
October 31, 2022	$8.98	0.26	(1.20)	(0.94)	(0.30)	—	—	(0.30)
October 31, 2021	$8.72	0.29	0.26	0.55	(0.29)	—	—	(0.29)
October 31, 2020	$8.72	0.33	(0.01)	0.32	(0.32)	—	—	(0.32)
For The Period 7/29/19^-10/31/19	$8.78	0.08	(0.06)	0.02	(0.08)	—	—	(0.08)
First Eagle High Income Fund Class R5
October 31, 2023	$7.78	0.43	(0.01)	0.42	(0.42)	—	—	(0.42)
October 31, 2022	$8.98	0.36	(1.20)	(0.84)	(0.36)	—	—	(0.36)
October 31, 2021	$8.71	0.33	0.27	0.60	(0.33)	—	—	(0.33)
October 31, 2020	$8.71	0.37	0.00 **	0.37	(0.37)	—	—	(0.37)
For The Period 7/29/19^-10/31/19	$8.78	0.08	(0.07)	0.01	(0.08)	—	—	(0.08)
First Eagle High Income Fund Class R6
October 31, 2023	$7.78	0.43	(0.01)	0.42	(0.42)	—	—	(0.42)
October 31, 2022	$8.98	0.39	(1.19)	(0.80)	(0.40)	—	—	(0.40)
October 31, 2021	$8.71	0.35	0.28	0.63	(0.36)	—	—	(0.36)
October 31, 2020	$8.71	0.39	(0.01)	0.38	(0.38)	—	—	(0.38)
October 31, 2019	$8.82	0.43	(0.11)	0.32	(0.43)	—	—	(0.43)

First Eagle Funds | Annual Report | October 31, 2023

					Ratios/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net asset value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle High Income Fund Class C
October 31, 2023	$7.77	4.45%		$4,957	1.89%		1.74%		4.24%		4.39%		24.60%
October 31, 2022	$7.77	(10.15)%		$7,376	1.88%		1.88%		3.55%		3.55%		28.00%
October 31, 2021	$8.97	6.20%		$15,129	2.01%		1.94%		2.81%		2.88%		64.11%
October 31, 2020	$8.70	3.60%		$31,972	2.10%		2.00%		3.53%		3.63%		55.38%
October 31, 2019	$8.70	2.77%		$50,100	2.10%		2.00%		3.83%		3.93%		24.19%
First Eagle High Income Fund Class I
October 31, 2023	$7.78	5.49%		$76,482	0.89%		0.73%		5.23%		5.39%		24.60%
October 31, 2022	$7.78	(9.23)%		$99,295	0.86%		0.86%		4.62%		4.62%		28.00%
October 31, 2021	$8.98	7.29%		$132,026	0.97%		0.90%		3.82%		3.89%		64.11%
October 31, 2020	$8.71	4.68%		$126,527	1.04%		0.94%		4.54%		4.64%		55.38%
October 31, 2019	$8.71	3.84%		$144,532	1.05%		0.95%		4.86%		4.96%		24.19%
First Eagle High Income Fund Class R3
October 31, 2023	$7.78	5.10%		$479	1.29%		1.08%		4.84%		5.04%		24.60%
October 31, 2022	$7.78	(9.72)%		$402	1.28%		1.28%		4.22%		4.23%		28.00%
October 31, 2021	$8.99	6.83%		$443	1.40%		1.33%		3.39%		3.46%		64.11%
October 31, 2020	$8.72	4.21%		$453	1.45%		1.35%		4.04%		4.14%		55.38%
October 31, 2019	$8.72	3.44%		$52	1.44%		1.34%		4.44%		4.54%		24.19%
First Eagle High Income Fund Class R4
October 31, 2023	$7.78	5.05%		$10	1.81%		1.08%		4.32%		5.05%		24.60%
October 31, 2022	$7.74	(10.61)%		$10	2.36%		2.36%		3.14%		3.14%		28.00%
October 31, 2021	$8.98	6.38%		$11	1.66%		1.59%		3.12%		3.19%		64.11%
October 31, 2020	$8.72	3.81%		$10	1.84%		1.74%		3.74%		3.84%		55.38%
For The Period 7/29/19^-10/31/19	$8.72	0.24	%(b)	$10	1.70	%(c)	1.59	%(c)	3.43	%(c)	3.54	%(c)	24.19	%(b)
First Eagle High Income Fund Class R5
October 31, 2023	$7.78	5.43%		$11	0.95%		0.74%		5.18%		5.39%		24.60%
October 31, 2022	$7.78	(9.50)%		$10	1.13%		1.12%		4.38%		4.38%		28.00%
October 31, 2021	$8.98	7.01%		$11	1.20%		1.13%		3.58%		3.65%		64.11%
October 31, 2020	$8.71	4.41%		$10	1.25%		1.15%		4.33%		4.43%		55.38%
For The Period 7/29/19^-10/31/19	$8.71	0.11	%(b)	$10	1.59	%(c)	1.48	%(c)	3.54	%(c)	3.65	%(c)	24.19	%(b)
First Eagle High Income Fund Class R6
October 31, 2023	$7.78	5.48%		$7,823	0.81%		0.70%		5.32%		5.44%		24.60%
October 31, 2022	$7.78	(9.16)%		$1,000	0.78%		0.78%		4.74%		4.74%		28.00%
October 31, 2021	$8.98	7.34%		$1,066	0.92%		0.85%		3.87%		3.94%		64.11%
October 31, 2020	$8.71	4.64%		$1,033	1.07%		0.97%		4.47%		4.57%		55.38%
October 31, 2019	$8.71	3.75%		$1,907	1.02%		0.92%		4.78%		4.89%		24.19%

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Change in net assets resulting from operations			Less dividends and distributions
Selected per share data for the period ended:	Net asset value, beginning of year	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle Rising Dividend Fund Class A (formerly named First Eagle Fund of America)
October 31, 2023	$20.30	0.35	2.50 (j)	2.85	(0.26)	(0.50)	—	(0.76)
October 31, 2022	$29.80	0.16	(6.00)	(5.84)	(0.12)	(3.54)	—	(3.66)
October 31, 2021	$25.84	0.09	8.37	8.46	(0.06)	(4.44)	—	(4.50)
October 31, 2020	$26.45	0.01	(0.38)	(0.37)	(0.01)	(0.23)	—	(0.24)
October 31, 2019	$30.53	0.03	1.50	1.53	—	(5.61)	—	(5.61)
First Eagle Rising Dividend Fund Class C (formerly named First Eagle Fund of America)
October 31, 2023	$12.63	0.10	1.56 (j)	1.66	(0.16)	(0.50)	—	(0.66)
October 31, 2022	$20.00	(0.03)	(3.76)	(3.79)	(0.04)	(3.54)	—	(3.58)
October 31, 2021	$18.74	(0.07)	5.77	5.70	—	(4.44)	—	(4.44)
October 31, 2020	$19.37	(0.14)	(0.26)	(0.40)	—	(0.23)	—	(0.23)
October 31, 2019	$24.09	(0.12)	1.01	0.89	—	(5.61)	—	(5.61)
First Eagle Rising Dividend Fund Class I (formerly named First Eagle Fund of America)
October 31, 2023	$21.38	0.43	2.62 (j)	3.05	(0.31)	(0.50)	—	(0.81)
October 31, 2022	$31.17	0.21	(6.29)	(6.08)	(0.17)	(3.54)	—	(3.71)
October 31, 2021	$26.91	0.17	8.72	8.89	(0.19)	(4.44)	—	(4.63)
October 31, 2020	$27.54	0.09	(0.37)	(0.28)	(0.12)	(0.23)	—	(0.35)
October 31, 2019	$31.46	0.13	1.56	1.69	—	(5.61)	—	(5.61)
First Eagle Rising Dividend Fund Class R3 (formerly named First Eagle Fund of America)
October 31, 2023	$21.22	0.35	2.60 (j)	2.95	(0.23)	(0.50)	—	(0.73)
October 31, 2022	$30.97	0.13	(6.25)	(6.12)	(0.09)	(3.54)	—	(3.63)
October 31, 2021	$26.71	0.07	8.66	8.73	(0.03)	(4.44)	—	(4.47)
October 31, 2020	$27.37	(0.04)	(0.38)	(0.42)	(0.01)	(0.23)	—	(0.24)
October 31, 2019	$31.40	0.02	1.56	1.58	—	(5.61)	—	(5.61)
First Eagle Rising Dividend Fund Class R4 (formerly named First Eagle Fund of America)
October 31, 2023	$21.35	0.41	2.62 (j)	3.03	(0.29)	(0.50)	—	(0.79)
October 31, 2022	$31.14	0.20	(6.30)	(6.10)	(0.15)	(3.54)	—	(3.69)
October 31, 2021	$26.85	0.14	8.72	8.86	(0.13)	(4.44)	—	(4.57)
October 31, 2020	$27.52	0.04	(0.40)	(0.36)	(0.08)	(0.23)	—	(0.31)
For The Period 7/29/19^-10/31/19	$28.16	(0.02)	(0.62)	(0.64)	—	—	—	—
First Eagle Rising Dividend Fund Class R5 (formerly named First Eagle Fund of America)
October 31, 2023	$21.36	0.44	2.61 (j)	3.05	(0.31)	(0.50)	—	(0.81)
October 31, 2022	$31.15	0.22	(6.30)	(6.08)	(0.17)	(3.54)	—	(3.71)
October 31, 2021	$26.88	0.17	8.72	8.89	(0.18)	(4.44)	—	(4.62)
October 31, 2020	$27.53	0.06	(0.39)	(0.33)	(0.09)	(0.23)	—	(0.32)
For The Period 7/29/19^-10/31/19	$28.16	(0.01)	(0.62)	(0.63)	—	—	—	—

First Eagle Funds | Annual Report | October 31, 2023

					Ratios/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net asset value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Rising Dividend Fund Class A (formerly named First Eagle Fund of America)
October 31, 2023	$22.39	14.17	%(k)	$243,724	1.10%		0.90%		1.36%		1.56%		30.98%
October 31, 2022	$20.30	(21.94)%		$246,151	1.05%		0.90%		0.54%		0.69%		10.87%
October 31, 2021	$29.80	36.58%		$235,888	1.04%		0.90%		0.20%		0.34%		40.70%
October 31, 2020	$25.84	(1.43)%		$203,581	1.34%		1.28%		(0.04)%		0.02%		97.86%
October 31, 2019	$26.45	7.58%		$273,446	1.38%		1.37%		0.11%		0.13%		26.42%
First Eagle Rising Dividend Fund Class C (formerly named First Eagle Fund of America)
October 31, 2023	$13.63	13.31	%(k)	$8,098	1.82%		1.65%		0.57%		0.74%		30.98%
October 31, 2022	$12.63	(22.50)%		$16,002	1.84%		1.65%		(0.36)%		(0.17)%		10.87%
October 31, 2021	$20.00	35.52%		$37,722	1.79%		1.65%		(0.54)%		(0.40)%		40.70%
October 31, 2020	$18.74	(2.12)%		$62,901	2.09%		2.03%		(0.79)%		(0.73)%		97.86%
October 31, 2019	$19.37	6.77%		$115,146	2.12%		2.10%		(0.61)%		(0.60)%		26.42%
First Eagle Rising Dividend Fund Class I (formerly named First Eagle Fund of America)
October 31, 2023	$23.62	14.43	%(k)	$95,458	0.77%		0.65%		1.68%		1.81%		30.98%
October 31, 2022	$21.38	(21.71)%		$97,103	0.74%		0.65%		0.77%		0.86%		10.87%
October 31, 2021	$31.17	36.88%		$162,113	0.70%		0.65%		0.53%		0.58%		40.70%
October 31, 2020	$26.91	(1.09)%		$167,093	1.01%		0.96%		0.28%		0.33%		97.86%
October 31, 2019	$27.54	7.88%		$384,510	1.05%		1.03%		0.45%		0.46%		26.42%
First Eagle Rising Dividend Fund Class R3 (formerly named First Eagle Fund of America)
October 31, 2023	$23.44	14.04	%(k)	$57	1.24%		1.00%		1.22%		1.47%		30.98%
October 31, 2022	$21.22	(22.01)%		$50	1.15%		1.00%		0.38%		0.54%		10.87%
October 31, 2021	$30.97	36.40%		$64	1.12%		0.99%		0.12%		0.25%		40.70%
October 31, 2020	$26.71	(1.56)%		$47	1.50%		1.44%		(0.20)%		(0.14)%		97.86%
October 31, 2019	$27.37	7.48%		$48	1.44%		1.42%		0.04%		0.06%		26.42%
First Eagle Rising Dividend Fund Class R4 (formerly named First Eagle Fund of America)
October 31, 2023	$23.59	14.34	%(k)	$38	1.05%		0.75%		1.43%		1.72%		30.98%
October 31, 2022	$21.35	(21.81)%		$30	1.04%		0.75%		0.56%		0.85%		10.87%
October 31, 2021	$31.14	36.76%		$13	1.08%		0.75%		0.16%		0.49%		40.70%
October 31, 2020	$26.85	(1.35)%		$10	1.36%		1.16%		(0.06)%		0.13%		97.86%
For The Period 7/29/19^-10/31/19	$27.52	(2.27	)%(b)	$10	1.66	%(c)	1.62	%(c)	(0.25	)%(c)	(0.22	)%(c)	26.42	%(b)
First Eagle Rising Dividend Fund Class R5 (formerly named First Eagle Fund of America)
October 31, 2023	$23.60	14.43	%(k)	$12	0.94%		0.63%		1.53%		1.83%		30.98%
October 31, 2022	$21.36	(21.73)%		$10	1.31%		0.65%		0.22%		0.88%		10.87%
October 31, 2021	$31.15	36.88%		$13	1.35%		0.65%		(0.11)%		0.59%		40.70%
October 31, 2020	$26.88	(1.25)%		$10	1.26%		1.06%		0.04%		0.24%		97.86%
For The Period 7/29/19^-10/31/19	$27.53	(2.24	)%(b)	$10	1.55	%(c)	1.51	%(c)	(0.14	)%(c)	(0.10	)%(c)	26.42	%(b)

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Change in net assets resulting from operations			Less dividends and distributions
Selected per share data for the period ended:	Net asset value, beginning of year	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital		Total distributions
First Eagle Rising Dividend Fund Class R6 (formerly named First Eagle Fund of America)
October 31, 2023	$21.37	0.43	2.63 (j)	3.06	(0.31)	(0.50)	—		(0.81)
October 31, 2022	$31.17	0.21	(6.30)	(6.09)	(0.17)	(3.54)	—		(3.71)
October 31, 2021	$26.92	0.17	8.74	8.91	(0.22)	(4.44)	—		(4.66)
October 31, 2020	$27.57	0.07	(0.37)	(0.30)	(0.12)	(0.23)	—		(0.35)
October 31, 2019	$31.46	0.09	1.63	1.72	—	(5.61)	—		(5.61)
First Eagle Small Cap Opportunity Fund Class A
October 31, 2023	$8.47	0.01	(0.29)	(0.28)	—	—	—		—
October 31, 2022	$9.76	(0.02)	(1.27)	(1.29)	—	—	—		—
For The Period 7/01/21^-10/31/21	$10.12	(0.02)	(0.34)	(0.36)	—	—	—		—
First Eagle Small Cap Opportunity Fund Class I
October 31, 2023	$8.50	0.03	(0.29)	(0.26)	(0.01)	—	—		(0.01)
October 31, 2022	$9.77	0.00 **	(1.27)	(1.27)	—	—	—		—
For The Period 4/27/21^-10/31/21	$10.00	(0.02)	(0.02)	(0.04)	(0.00)**	(0.19)	(0.00	)**	(0.19)
First Eagle Small Cap Opportunity Fund Class R6
October 31, 2023	$8.50	0.03	(0.29)	(0.26)	(0.01)	—	—		(0.01)
October 31, 2022	$9.77	0.00 **	(1.27)	(1.27)	—	—	—		—
For The Period 7/01/21^-10/31/21	$10.12	(0.01)	(0.34)	(0.35)	—	—	—		—
First Eagle U.S. Smid Cap Opportunity Fund Class A
October 31, 2023	$8.97	0.03	(0.29)	(0.26)	(0.01)	—	—		(0.01)
For The Period 8/15/22^-10/31/22	$10.00	0.01	(1.04)	(1.03)	—	—	—		—
First Eagle U.S. Smid Cap Opportunity Fund Class I
October 31, 2023	$8.98	0.04	(0.27)	(0.23)	(0.03)	—	—		(0.03)
For The Period 8/15/22^-10/31/22	$10.00	0.01	(1.03)	(1.02)	—	—	—		—
First Eagle U.S. Smid Cap Opportunity Fund Class R6
October 31, 2023	$8.98	0.06	(0.29)	(0.23)	(0.04)	—	—		(0.04)
For The Period 8/15/22^-10/31/22	$10.00	0.01	(1.03)	(1.02)	—	—	—		—
First Eagle Global Real Assets Fund Class A***
October 31, 2023	$9.57	0.19	0.12	0.31	(0.10)	—	—		(0.10)
For The Period 11/30/21^-10/31/22	$10.00	0.13	(0.56)	(0.43)	—	—	—		—

First Eagle Funds | Annual Report | October 31, 2023

					Ratios/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net asset value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Rising Dividend Fund Class R6 (formerly named First Eagle Fund of America)
October 31, 2023	$23.62	14.48	%(k)	$6,427	0.74%		0.65%		1.73%		1.82%		30.98%
October 31, 2022	$21.37	(21.75)%		$5,206	0.69%		0.65%		0.84%		0.88%		10.87%
October 31, 2021	$31.17	36.93%		$7,056	0.67%		0.65%		0.57%		0.59%		40.70%
October 31, 2020	$26.92	(1.13)%		$5,471	1.00%		0.95%		0.20%		0.26%		97.86%
October 31, 2019	$27.57	8.00%		$2,656	1.00%		0.99%		0.32%		0.32%		26.42%
First Eagle Small Cap Opportunity Fund Class A
October 31, 2023	$8.19	(3.31)%		$61,379	1.32%		1.25%		(0.01)%		0.06%		41.12%
October 31, 2022	$8.47	(13.22)%		$37,220	1.41%		1.25%		(0.42)%		(0.26)%		45.84%
For The Period 7/01/21^-10/31/21	$9.76	(3.56	)%(b)	$10,060	1.95	%(c)	1.25	%(c)	(1.30	)%(c)	(0.60	)%(c)	13.63	%(b)
First Eagle Small Cap Opportunity Fund Class I
October 31, 2023	$8.23	(3.08)%		$1,183,672	1.09%		1.00%		0.22%		0.31%		41.12%
October 31, 2022	$8.50	(13.00)%		$501,227	1.17%		1.00%		(0.16)%		0.01%		45.84%
For The Period 4/27/21^-10/31/21	$9.77	(0.47	)%(b)	$93,195	2.07	%(c)	1.00	%(c)	(1.37	)%(c)	(0.30	)%(c)	13.63	%(b)
First Eagle Small Cap Opportunity Fund Class R6
October 31, 2023	$8.23	(3.08)%		$64,646	1.02%		1.00%		0.29%		0.31%		41.12%
October 31, 2022	$8.50	(13.00)%		$22,857	1.28%		1.00%		(0.23)%		0.04%		45.84%
For The Period 7/01/21^-10/31/21	$9.77	(3.46	)%(b)	$1,236	1.98	%(c)	1.00	%(c)	(1.29	)%(c)	(0.31	)%(c)	13.63	%(b)
First Eagle U.S. Smid Cap Opportunity Fund Class A
October 31, 2023	$8.70	(2.90)%		$78	7.08%		1.20%		(5.56)%		0.31%		30.48%
For The Period 8/15/22^-10/31/22	$8.97	(10.30	)%(b)	$49	57.34	%(c)	1.18	%(c)	(55.81	)%(c)	0.35	%(c)	4.00	%(b)
First Eagle U.S. Smid Cap Opportunity Fund Class I
October 31, 2023	$8.72	(2.60)%		$27,633	2.96%		0.95%		(1.56)%		0.44%		30.48%
For The Period 8/15/22^-10/31/22	$8.98	(10.20	)%(b)	$1,046	46.97	%(c)	0.95	%(c)	(45.46	)%(c)	0.56	%(c)	4.00	%(b)
First Eagle U.S. Smid Cap Opportunity Fund Class R6
October 31, 2023	$8.71	(2.64)%		$44	8.96%		0.95%		(7.42)%		0.60%		30.48%
For The Period 8/15/22^-10/31/22	$8.98	(10.20	)%(b)	$45	47.13	%(c)	0.94	%(c)	(45.59	)%(c)	0.60	%(c)	4.00	%(b)
First Eagle Global Real Assets Fund Class A***
October 31, 2023	$9.78	3.17%		$1,700	5.91%		1.09%		(3.00)%		1.82%		39.01%
For The Period 11/30/21^-10/31/22	$9.57	(4.30	)%(b)	$1,286	5.23	%(c)	1.09	%(c)	(2.78	)%(c)	1.37	%(c)	12.37	%(b)

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Change in net assets resulting from operations			Less dividends and distributions
Selected per share data for the period ended:	Net asset value, beginning of year	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle Global Real Assets Fund Class I***
October 31, 2023	$9.59	0.20	0.14	0.34	(0.20)	—	—	(0.20)
For The Period 11/30/21^-10/31/22	$10.00	0.15	(0.56)	(0.41)	—	—	—	—
First Eagle Global Real Assets Fund Class R6***
October 31, 2023	$9.59	0.21	0.13	0.34	(0.20)	—	—	(0.20)
For The Period 11/30/21^-10/31/22	$10.00	0.15	(0.56)	(0.41)	—	—	—	—

^  Inception date.

*  Per share amounts have been calculated using the average shares method.

**  Amount represents less than $0.01 per share.

***  First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Global Real Assets Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., First Eagle Gold Cayman Fund, Ltd., and First Eagle Global Real Assets Cayman Fund, Ltd., respectively.

(a)  Does not take into account the sales charge of 5.00% for Class A shares for all Funds, except First Eagle High Income Fund, which has a sales charge of 4.50% and the maximum contingent deferred sales charge (CDSC) of 1.00% for Class C shares. A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge for all funds, except First Eagle Income Builder Fund and First Eagle High Income Fund. With respect to the First Eagle Global Income Builder Fund and the First Eagle High Income Fund, a CDSC of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $250,000 or more without an initial sales charge.

(b)  Not annualized.

(c)  Annualized.

(d)  Net investment income/loss includes income from foreign withholding tax claims less IRS compliance fees. Without these proceeds, the net investment income per share for First Eagle Global Fund would have been 0.44, (0.15), 0.62, 0.00, 0.41, 0.80, and 0.67 for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares, respectively. The net investment income excluding earnings credits and/or fee waivers income and net investment income including earnings credits and/or fee waivers ratios would have been 0.68%, (0.12)%, 0.93%, 0.00%, 0.66%, 1.01%, and 1.02% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares, respectively.

(e)  Net investment income/loss includes income from foreign withholding tax claims less IRS compliance fees. Without these proceeds, the net investment income per share for First Eagle Overseas Fund would have been 0.20, (0.03), 0.29, 0.22, 0.26, 0.25, and 0.35 for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares, respectively. The net investment income excluding earnings credits and/or fee waivers income and net investment income including earnings credits and/or fee waivers ratios would have been 0.82%, 0.03%, 1.12%, 0.79%, 0.92%, 0.86%, and 1.28% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares, respectively.

First Eagle Funds | Annual Report | October 31, 2023

					Ratios/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net asset value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Global Real Assets Fund Class I***
October 31, 2023	$9.73	3.43%		$8,574	5.46%		0.85%		(2.59)%		2.01%		39.01%
For The Period 11/30/21^-10/31/22	$9.59	(4.10	)%(b)	$7,074	4.85	%(c)	0.85	%(c)	(2.34	)%(c)	1.65	%(c)	12.37	%(b)
First Eagle Global Real Assets Fund Class R6***
October 31, 2023	$9.73	3.45%		$1,029	5.51%		0.85%		(2.63)%		2.03%		39.01%
For The Period 11/30/21^-10/31/22	$9.59	(4.10	)%(b)	$1,000	4.86	%(c)	0.85	%(c)	(2.38	)%(c)	1.63	%(c)	12.37	%(b)

(f)  Net investment income/loss includes income from foreign withholding tax claims less IRS compliance fees. Without these proceeds, the net investment income per share for First Eagle Global Income Builder Fund would have been 0.24, 0.13, 0.28, 0.23, 0.25, 0.24, and 0.29 for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares, respectively. The net investment income excluding earnings credits and/or fee waivers ratios and net investment income including earnings credits and/or fee waivers would have been 1.85%, 1.06%, 2.08%, 1.70%, 1.86%, 1.85%, and 2.16% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares, respectively.

(g)  Total return includes income from foreign withholding tax claims less IRS compliance fees. Without these proceeds, the total returns for First Eagle Global Fund would have been 26.05%, 24.96%, 26.38%, 25.14%, 26.01%, 25.45%, and 26.48% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares, respectively.

(h)  Total return includes income from foreign withholding tax claims less IRS compliance fees. Without these proceeds, the total returns for First Eagle Overseas Fund would have been 16.90%, 15.94%, 17.24%, 16.80%, 17.14%, 16.99%, and 17.35% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares, respectively.

(i)  Total return includes income from foreign withholding tax claims less IRS compliance fees. Without these proceeds, the total returns for First Eagle Global Income Builder Fund would have been 21.09%, 20.21%, 21.44%, 20.94%, 21.16%, 21.07%, and 21.54% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares, respectively.

(j)  Net realized and unrealized gains (losses) includes litigation proceeds. Without these proceeds, the net realized and unrealized gains (losses) per share for First Eagle Rising Dividend Fund would have been 2.13, 1.23, 2.24, 2.23, 2.27, 2.24 and 2.27 for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares, respectively.

(k)  Total return includes litigation proceeds. Without these proceeds, the total returns for First Eagle Rising Dividend Fund would have been 12.28%, 10.57%, 12.58%, 12.24%, 12.64%, 12.64% and 12.73% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares, respectively.

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2023

Notes to Financial Statements

Note 1 — Significant Accounting Policies

First Eagle Funds (the "Trust"), is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). As of October 31, 2023, the Trust consists of ten separate portfolios, the First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Income Fund, First Eagle Rising Dividend Fund (formerly named First Eagle Fund of America), First Eagle Small Cap Opportunity Fund, First Eagle U.S. Smid Cap Opportunity Fund and First Eagle Global Real Assets Fund (each individually a "Fund" or collectively the "Funds"). All the Funds are diversified mutual funds except for First Eagle Gold Fund and First Eagle Rising Dividend Fund, which are non-diversified. The Trust is a Delaware statutory trust. The First Eagle Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and throughout the world. The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. The First Eagle U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in domestic equity and debt securities. The First Eagle Gold Fund seeks to provide investors the opportunity to participate in the investment characteristics of gold (and to a limited extent other precious metals) for a portion of their overall investment portfolio. The First Eagle Global Income Builder Fund seeks current income generation and long-term growth of capital. The First Eagle High Income Fund seeks to provide investors with a high level of current income. The First Eagle Rising Dividend Fund seeks capital appreciation and current income by investing primarily in domestic stocks and, to a lesser extent, in debt and foreign equity instruments. The First Eagle Small Cap Opportunity Fund seeks long-term growth of capital. The First Eagle U.S. Smid Cap Opportunity Fund seeks long-term growth of capital by investing, under normal circumstances, in equity securities of small- and mid-cap ("smid cap") companies in an attempt to take advantage of what the Adviser believes are opportunistic situations for undervalued securities. The First Eagle Global Real Assets Fund seeks long-term growth of capital.

The Funds offer seven share classes, Class A shares, Class C shares, Class I shares, Class R3 shares, Class R4 shares, Class R5 shares and Class R6 shares, except for the First Eagle Small Cap Opportunity Fund, First Eagle U.S. Smid Cap Opportunity Fund and First Eagle Global Real Assets Fund, which offer Class A shares, Class I shares and Class R6 shares only. On February 28, 2022, First Eagle Rising Dividend Fund's Class Y shares converted into Class A shares. As a result, Class Y shares were terminated. On December 1, 2023, Class R3 Shares, Class R4 Shares, Class R5 Shares of the Funds were closed to new investors. Please refer to Note 8 Subsequent Events for further details.

First Eagle Investment Management, LLC (the "Adviser"), a subsidiary of First Eagle Holdings, Inc. ("First Eagle Holdings"), manages the Funds. A controlling interest in First Eagle Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership ("BCP CC Holdings"). BCP CC Holdings GP L.L.C., a Delaware limited

First Eagle Funds | Annual Report | October 31, 2023

Notes to Financial Statements

liability company ("BCP CC Holdings GP"), is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. ("BCP VI") and Corsair IV Financial Services Capital Partners L.P. ("Corsair IV"). BCP VI and Corsair IV are indirectly controlled by Blackstone Inc. ("Blackstone") and Corsair Capital LLC ("Corsair"), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in First Eagle Holdings and the Adviser through BCP CC Holdings.

The following is a summary of significant accounting policies that are adhered to by the Funds. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles ("GAAP").

a)  Investments in Subsidiaries — The First Eagle Global Fund (the "Global Fund"), First Eagle Overseas Fund (the "Overseas Fund"), First Eagle U.S. Value Fund (the "U.S. Value Fund"), First Eagle Gold Fund (the "Gold Fund") and First Eagle Global Real Assets Fund (the "Global Real Assets Fund") may invest in certain precious metals through their investment in the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., First Eagle Gold Cayman Fund, Ltd., and First Eagle Global Real Assets Cayman Fund, Ltd., respectively, each a wholly owned subsidiary (each referred to herein as a "Subsidiary" or collectively "the Subsidiaries"). Each Fund may invest up to 25% of its total assets in shares of its respective Subsidiary. Each Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of its respective Fund. Substantially all of each Subsidiary's assets represent physical gold bullion, and First Eagle Gold Cayman Fund, Ltd. also holds physical silver. Trading in bullion directly by the Funds presents the risk of tax consequences (e.g., a change in the Funds' tax status subjecting the Funds to be taxed at the Fund level on all of their income if the Funds' "non-qualifying income" exceeds 10% of the Funds' gross income in any taxable year). Trading in bullion by the Subsidiaries generally does not present the same tax risks.

The First Eagle Global Cayman Fund, Ltd., established on October 18, 2013, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the Global Fund and the First Eagle Global Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of October 31, 2023, the First Eagle Global Cayman Fund, Ltd. has $4,883,313,596 in net assets, representing 10.51% of the Global Fund's net assets.

The First Eagle Overseas Cayman Fund, Ltd., established on October 18, 2013, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the Overseas Fund and the First Eagle Overseas Cayman Fund, Ltd. All intercompany transactions and

First Eagle Funds | Annual Report | October 31, 2023

Notes to Financial Statements

balances have been eliminated. As of October 31, 2023, the First Eagle Overseas Cayman Fund, Ltd. has $1,043,056,532 in net assets, representing 8.80% of the Overseas Fund's net assets.

The First Eagle U.S. Value Cayman Fund, Ltd., established on January 24, 2012, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the U.S. Value Fund and the First Eagle U.S. Value Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of October 31, 2023, the First Eagle U.S. Value Cayman Fund, Ltd. has $143,966,846 in net assets, representing 12.64% of the U.S. Value Fund's net assets.

The First Eagle Gold Cayman Fund, Ltd., established on May 28, 2010, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the Gold Fund and the First Eagle Gold Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of October 31, 2023, the First Eagle Gold Cayman Fund, Ltd. has $451,776,644 in net assets, representing 20.94% of the Gold Fund's net assets.

The First Eagle Global Real Assets Cayman Fund, Ltd., established on September 9, 2021, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the Global Real Assets Fund and the First Eagle Global Real Assets Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of October 31, 2023, the First Eagle Global Real Assets Cayman Fund, Ltd. has $1,303,563 in net assets, representing 11.53% of the Global Real Assets Fund's net assets.

b)  Investment Valuation — Each Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option or warrant), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the official close (last quoted sales price if an official closing price is not available) as of the local market close on the primary exchange. If there are no round lot sales on such date, such security will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case it is valued at the NASDAQ Official Closing Price. Such prices are provided by approved pricing vendors or other independent pricing sources.

First Eagle Funds | Annual Report | October 31, 2023

Notes to Financial Statements

All bonds, whether listed on an exchange or traded in the over-counter-market for which market quotations are readily available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of the NYSE (normally 4:00 p.m. Eastern Time), or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. The Adviser's Valuation Committee, at least annually, will review the pricing service's inputs, methods, models and assumptions for its evaluated prices. Short-term debt maturing in 60 days or less is valued at evaluated bid prices.

Commodities (such as physical metals) are valued at a calculated evaluated mean price, as provided by an independent price source as of the close of the NYSE.

Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting such contracts, by reference to forward currency rates at the time the NYSE closes, as provided by an independent pricing source.

The spot exchange rates, as provided by an independent price source as of the close of the NYSE, are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the official close on the primary exchange or market on which they are traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market as determined by the independent pricing agent. The Funds use pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be "stale" as a result of limited market activity for a particular holding or have been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund's NAV is calculated, or in other circumstances when market quotations are not readily available within the meaning of applicable regulations, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures adopted by the Board of Trustees ("Board") . The values assigned to a Fund's holdings therefore may differ on occasion from reported market values.

First Eagle Funds | Annual Report | October 31, 2023

Notes to Financial Statements

Additionally, trading of foreign equity securities on most foreign markets is completed before the close in trading in the U.S. markets. The Funds have implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. The fair value pricing utilizes factors provided by an independent pricing service. The values assigned to a Fund's holdings therefore may differ on occasion from reported market values, especially during periods of higher market price volatility. The Board and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Funds than relying solely on reported market values.

The Funds adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Funds as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, "securities") held by the Funds are determined in good faith by the Adviser as "valuation designee" under the oversight of the Board. The Board

First Eagle Funds | Annual Report | October 31, 2023

Notes to Financial Statements

Valuation, Liquidity and Allocations Committee (the "Committee") oversees the execution of the valuation and liquidity procedures for the Funds. In accordance with Rule 2a-5 under the 1940 Act, the Funds' Board has designated the Adviser the "valuation designee" to perform the Fund's fair value determinations. The Adviser's fair valuation process is subject to Board oversight and certain reporting and other requirements.

The following is a summary of the Funds' inputs used to value the Funds' investments as of October 31, 2023:

First Eagle Global Fund

Description†	Level 1	Level 2	Level 3‡		Total
Assets:
Common Stocks	$23,469,271,163	$12,591,635,347 (a)	$—		$36,060,906,510
Corporate Bonds	—	—	4,954,469	(b)	4,954,469
Commodities*	—	5,488,517,064	—		5,488,517,064
Foreign Government Securities	—	349,755,444	—		349,755,444
Short-Term Investments	331,992	4,509,793,643	—		4,510,125,635
Forward Foreign Currency Exchange Contracts**	—	45,895,255	—		45,895,255
Total	$23,469,603,155	$22,985,596,753	$4,954,469		$46,460,154,377
Liabilities:
Forward Foreign Currency Exchange Contracts**	$—	$(288,055)	$—		$(288,055)
Total	$—	$(288,055)	$—		$(288,055)

(a)  The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. See Note 1(b) for additional details.

(b)  These investments are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

†  See Consolidated Schedule of Investments for additional detailed categorizations.

‡  Value determined using significant unobservable inputs.

*  Represents gold bullion.

**  Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the contracts.

First Eagle Funds | Annual Report | October 31, 2023

Notes to Financial Statements

Fair Value Level 3 activity for the year ended October 31, 2023 was as follows:

First Eagle Global Fund (continued)

	Corporate Bonds	Foreign Government Securities	Total
Beginning Balance — market value	$5,207,318	$131,252,430	$136,459,748
Purchases(1)	—	—	—
Sales(2)	—	(147,050,116)	(147,050,116)
Transfer In — Level 3	—	—	—
Transfer Out — Level 3	—	—	—
Accrued discounts/(premiums)	51,358	(1,212,842)	(1,161,484)
Realized Gains (Losses)	—	(56,576,978)	(56,576,978)
Change in Unrealized Appreciation (Depreciation)	(304,207)	73,587,506	73,283,299
Ending Balance — market value	$4,954,469	$—	$4,954,469
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(304,207)	$—	$(304,207)

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

First Eagle Overseas Fund

Description†	Level 1	Level 2	Level 3‡	Total
Assets:
Common Stocks	$2,661,041,906	$6,910,786,019 (a)	$15,384,962	$9,587,212,887
Commodities*	—	1,439,169,397	—	1,439,169,397
Foreign Government Securities	—	207,607,258	—	207,607,258
Short-Term Investments	63,532	595,525,869	—	595,589,401
Forward Foreign Currency Exchange Contracts**	—	25,351,715	—	25,351,715
Total	$2,661,105,438	$9,178,440,258	$15,384,962	$11,854,930,658
Liabilities:
Forward Foreign Currency Exchange Contracts**	$—	$(11,828)	$—	$(11,828)
Total	$—	$(11,828)	$—	$(11,828)

(a)  The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. See Note 1(b) for additional details.
First Eagle Funds | Annual Report | October 31, 2023

Notes to Financial Statements

†  See Consolidated Schedule of Investments for additional detailed categorizations.

‡  Value determined using significant unobservable inputs.

*  Represents gold bullion.

**  Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the contracts.

Fair Value Level 3 activity for the year ended October 31, 2023 was as follows:

First Eagle Overseas Fund (continued)

	Common Stocks	Foreign Government Security		Total
Beginning Balance — market value	$14,924,062	$128,237,726		$143,161,788
Purchases(1)	—	—		—
Sales(2)	—	(64,309,808)		(64,309,808)
Transfer In — Level 3	—	—		—
Transfer Out — Level 3	—	(70,831,127	)(a)	(70,831,127)
Accrued discounts/(premiums)	—	(484,564)		(484,564)
Realized Gains (Losses)	—	(25,493,559)		(25,493,559)
Change in Unrealized Appreciation (Depreciation)	460,900	32,881,332		33,342,232
Ending Balance — market value	$15,384,962	$—		$15,384,962
Change in unrealized gains or (losses) relating to assets still held at reporting date	$460,900	$—		$460,900

(a)  Transfers from Level 3 to Level 2 are due to an increase in market activity, e.g., frequency of trades, which resulted in an increase in available market inputs to determine the price.

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value as of October 31, 2023	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)		Direction Change in Fair Value Resulting from Increase in Unobservable Input(a)
Common Stock	$15,384,962	Market Comparable Companies	Enterprise Value Multiple	0.33 11.92x (3.55x)	x -	Increase

(a)  This column represents the direction change in the fair value of level 3 securities that would result from an increase to the corresponding unobservable inputs. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower fair value determination.

First Eagle Funds | Annual Report | October 31, 2023

Notes to Financial Statements

First Eagle U.S. Value Fund

Description†	Level 1	Level 2		Level 3‡		Total
Assets:
Common Stocks	$851,357,012	$3,622,814	(a)	$—		$854,979,826
Convertible Preferred Stocks	4,476,100	—		—		4,476,100
Corporate Bonds	—	3,739,454		543,750	(b)	4,283,204
Commodities*	—	143,979,658		—		143,979,658
Master Limited Partnerships	16,223,988	—		—		16,223,988
Short-Term Investments	26,191	116,989,903		—		117,016,094
Total	$872,083,291	$268,331,829		$543,750		$1,140,958,870

(a)  The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. See Note 1(b) for additional details.

(b)  These investments are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

†  See Consolidated Schedule of Investments for additional detailed categorizations.

‡  Value determined using significant unobservable inputs.

*  Represents gold bullion.

Fair Value Level 3 activity for the year ended October 31, 2023 was as follows:

	Corporate Bonds
Beginning Balance — market value	$3,954,544
Purchases(1)	—
Sales(2)	—
Transfer In — Level 3	—
Transfer Out — Level 3	(3,383,044	)(a)
Accrued discounts/(premiums)	5,905
Realized Gains (Losses)	—
Change in Unrealized Appreciation (Depreciation)	(33,655)
Ending Balance — market value	$543,750
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(33,655)

(a)  Transfers from Level 3 to Level 2 are due to an increase in market activity, e.g., frequency of trades, which resulted in an increase in available market inputs to determine the price.

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

First Eagle Funds | Annual Report | October 31, 2023

Notes to Financial Statements

First Eagle Gold Fund

Description†	Level 1	Level 2		Level 3	Total
Assets:
Common Stocks	$1,290,754,688	$205,902,725	(a)	$—	$1,496,657,413
Commodities*	—	451,951,090		—	451,951,090
Rights	3,455,430	—		—	3,455,430
Short-Term Investments	138,274	188,770,434		—	188,908,708
Total	$1,294,348,392	$846,624,249		$—	$2,140,972,641

(a)  The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. See Note 1(b) for additional details.

†  See Consolidated Schedule of Investments for additional detailed categorizations.

*  Represents gold and silver bullion.

First Eagle Global Income Builder Fund

Description†	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$493,774,135	$463,123,966 (a)	$—	$956,898,101
Convertible Preferred Stocks	22,803,612	—	—	22,803,612
Corporate Bonds	—	175,886,887	—	175,886,887
Asset-Backed Securities	—	4,232,743	—	4,232,743
Commodities*	—	110,952,542	—	110,952,542
Foreign Government Securities	—	28,185,942	—	28,185,942
Loan Assignments	—	4,247,046	—	4,247,046
Master Limited Partnerships	31,330,807	—	—	31,330,807
Preferred Stocks	22,290,808	—	—	22,290,808
U.S. Treasury Obligations	—	247,027,488	—	247,027,488
Short-Term Investments	16,392	35,792,400	—	35,808,792
Forward Foreign Currency Exchange Contracts**	—	1,205,386	—	1,205,386
Total	$570,215,754	$1,070,654,400	$—	$1,640,870,154
Liabilities:
Forward Foreign Currency Exchange Contracts**	$—	$(9,302)	$—	$(9,302)
Options Written	(327,757)	—	—	(327,757)
Total	$(327,757)	$(9,302)	$—	$(337,059)

First Eagle Funds | Annual Report | October 31, 2023

Notes to Financial Statements

(a)  The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. See Note 1(b) for additional details.

†  See Schedule of Investments for additional detailed categorizations.

*  Represents gold bullion.

**  Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the contracts.

Fair Value Level 3 activity for the year ended October 31, 2023 was as follows:

First Eagle Global Income Builder Fund (continued)

	Corporate Bonds		Foreign Government Securities		Total
Beginning Balance — market value	$10,795,940		$7,890,932		$18,686,872
Purchases(1)	—		—		—
Sales(2)	—		(3,259,825)		(3,259,825)
Transfer In — Level 3	—		—		—
Transfer Out — Level 3	(10,795,940	)(a)	(4,976,954	)(a)	(15,772,894)
Accrued discounts/(premiums)	—		16,871		16,871
Realized Gains (Losses)	—		(1,651,416)		(1,651,416)
Change in Unrealized Appreciation (Depreciation)	—		1,980,392		1,980,392
Ending Balance — market value	$—		$—		$—
Change in unrealized gains or (losses) relating to assets still held at reporting date	$—		$—		$—

(a)  Transfers from Level 3 to Level 2 are due to an increase in market activity, e.g., frequency of trades, which resulted in an increase in available market inputs to determine the price.

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

First Eagle High Income Fund

Description†	Level 1	Level 2	Level 3‡		Total
Assets:
Corporate Bonds	$—	$127,416,406	$621,196	(b)	$128,037,602
Asset-Backed Securities	—	814,063	—		814,063
Loan Assignments	—	1,455,521	—		1,455,521
Short-Term Investments	7,164	14,217,775	—		14,224,939
Total	$7,164	$143,903,765	$621,196		$144,532,125

First Eagle Funds | Annual Report | October 31, 2023

Notes to Financial Statements

(b)  These investments are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1 (b).

†  See Schedule of Investments for additional detailed categorizations.

‡  Value determined using significant unobservable inputs.

Fair Value Level 3 activity for the year ended October 31, 2023 was as follows:

First Eagle High Income Fund (continued)

	Corporate Bonds
Beginning Balance — market value	$2,968,761
Purchases(1)	—
Sales(2)	—
Transfer In — Level 3	639,479	(a)
Transfer Out — Level 3	(2,968,761	)(b)
Accrued discounts/(premiums)	—
Realized Gains (Losses)	—
Change in Unrealized Appreciation (Depreciation)	(18,283)
Ending Balance — market value	$621,196
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(18,283)

(a)  Transfers from level 2 into Level 3 are due to a decrease in market activity, e.g. frequency of trades, which resulted in a decrease in available market inputs to determine the price.

(b)  Transfers from Level 3 to Level 2 are due to an increase in market activity, e.g., frequency of trades, which resulted in an increase in available market inputs to determine the price.

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

First Eagle Rising Dividend Fund

Description†	Level 1	Level 2		Level 3	Total
Assets:
Common Stocks	$324,131,162	$15,564,505	(a)	$—	$339,695,667
Master Limited Partnerships	9,174,256	—		—	9,174,256
Short-Term Investments	3,291	4,756,256		—	4,759,547
Total	$333,308,709	$20,320,761		$—	$353,629,470

(a)  The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. See Note 1 for additional details.

†  See Schedule of Investments for additional detailed categorizations.

First Eagle Funds | Annual Report | October 31, 2023

Notes to Financial Statements

First Eagle Small Cap Opportunity Fund

Description†	Level 1	Level 2	Level 3‡		Total
Assets:
Common Stocks	$1,198,328,408	$—	$—		$1,198,328,408
Rights	—	—	—	^	—
Short-Term Investments	108,206,140	—	—		108,206,140
Total	$1,306,534,548	$—	$—		$1,306,534,548

†  See Schedule of Investments for additional detailed categorizations.

‡  Value determined using significant unobservable inputs.

^  Fair value represents zero.

Fair Value Level 3 activity for the year ended October 31, 2023 was as follows:

Rights
Beginning Balance — market value	$—	^
Purchases(1)	—
Sales(2)	—
Transfer In — Level 3	—
Transfer Out — Level 3	—
Accrued discounts/(premiums)	—
Realized Gains (Losses)	—
Change in Unrealized Appreciation (Depreciation)	—
Ending Balance — market value	$—	^
Change in unrealized gains or (losses) relating to assets still held at reporting date	$—

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

^  Fair value represents zero.

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value as of October 31, 2023		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)		Direction Change in Fair Value Resulting from Increase in Unobservable Input(a)
Rights	$—	^	Discounted Cash Flow	Estimated probability of the company hitting specified milestones	0	% (0%)	Increase

^  Fair value represents zero

(a)  This column represents the direction change in the fair value of level 3 securities thta would result from an increase to the corresponding unobservable inputs. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower fair value determination.

First Eagle Funds | Annual Report | October 31, 2023

Notes to Financial Statements

First Eagle U.S. Smid Cap Opportunity Fund

Description†	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$26,574,203	$—	$—	$26,574,203
Short-Term Investments	1,458,654	—	—	1,458,654
Total	$28,032,857	$—	$—	$28,032,857

†  See Schedule of Investments for additional detailed categorizations.

First Eagle Global Real Assets Fund

Description†	Level 1	Level 2		Level 3‡		Total
Assets:
Common Stocks	$6,271,181	$3,153,238	(a)	$—	^	$9,424,419
Commodities*	—	1,194,168		—		1,194,168
Exchange-Traded Funds	98,260	—		—		98,260
Master Limited Partnerships	418,512	—		—		418,512
Short-Term Investments	342,979	—		—		342,979
Total	$7,130,932	$4,347,406		$—		$11,478,338

(a)  The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. See Note 1(b) for additional details.

†  See Consolidated Schedule of Investments for additional detailed categorizations.

‡  Value determined using significant unobservable inputs.

*  Represents gold bullion.

^  Fair value represents zero.

Fair Value Level 3 activity for the year ended October 31, 2023 was as follows:

Common Stocks
Beginning Balance — market value	$—	^
Purchases(1)	—
Sales(2)	—
Transfer In — Level 3	—
Transfer Out — Level 3	—
Accrued discounts/(premiums)	—
Realized Gains (Losses)	—
Change in Unrealized Appreciation (Depreciation)	—
Ending Balance — market value	$—	^
Change in unrealized gains or (losses) relating to assets still held at reporting date	$—

First Eagle Funds | Annual Report | October 31, 2023

Notes to Financial Statements

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

^  Fair value represents zero.

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value as of October 31, 2023		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)		Direction Change in Fair Value Resulting from Increase in Unobservable Input(a)
Common Stock	$—	^	Discounted Cash Flow	Estimated Recoverability	0	% (0%)	Increase

^  Fair value represents zero

(a)  This column represents the direction change in the fair value of level 3 securities thta would result from an increase to the corresponding unobservable inputs. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower fair value determination.

c)  Investment Transactions and Income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. The Funds may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which a Fund invests. Investment income is recorded net of foreign withholding taxes. Foreign taxes are accrued based on gains realized by a Fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Interest income is recorded daily on the accrual basis. In computing investment income, each Fund accretes discounts and amortizes premiums on debt obligations using the effective yield method. Investment income is allocated to each Fund's share class in proportion to its relative net assets. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

d)  Expenses — Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds may be allocated to each Fund in proportion to its relative net assets. Certain expenses are shared with the First Eagle Variable Funds, an affiliated fund group, and certain other funds also

First Eagle Funds | Annual Report | October 31, 2023

Notes to Financial Statements

managed by the Adviser. Generally, expenses that do not pertain specifically to a Fund are allocated to each Fund based upon the percentage of net assets a Fund bears to the total net assets of all the Funds that share the expense. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

e)  Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related interest, dividends and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of each of the Funds are presented at the foreign exchange rates and market values at the close of the period. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations. However, for federal income tax purposes each Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

f)  Forward Foreign Currency Exchange Contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, each Fund may enter into forward foreign currency exchange contracts. The First Eagle Global Fund, First Eagle Overseas Fund, First Eagle Global Income Builder Fund and First Eagle High Income Fund enter into forward foreign currency exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Funds' currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward foreign currency exchange contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of different countries that the Funds invest in and serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. Each Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

Funds investing in forward foreign currency exchange contracts are exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward foreign currency exchange contracts

First Eagle Funds | Annual Report | October 31, 2023

Notes to Financial Statements

outstanding at period end, if any, are listed after each Fund's portfolio. For the year ended October 31, 2023, the average monthly outstanding currency purchased or sold in U.S. dollars for forward foreign currency exchange contracts held by the Funds were as follows:

	First Eagle Global Fund	First Eagle Overseas Fund	First Eagle Global Income Builder Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value — Purchased	$23,792,853	$6,055,967	$667,044
Average Settlement Value — Sold	764,815,799	403,020,201	23,634,648

The Funds adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

In order to better define its contractual rights and to secure rights that may help the Funds mitigate counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter ("OTC") derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. With respect to certain counterparties, in accordance with the terms of the ISDA Master Agreement, the Funds may be required to post or receive collateral in the form of cash or debt securities issued by the U.S. Government or related agencies. Daily movement of cash collateral is subject to minimum threshold amounts. Cash collateral that has been pledged to cover obligations of a Fund, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Collateral received by the Funds is held in a segregated account at the Funds' custodian bank. These amounts are not reflected on the Funds' Statements of Assets and Liabilities and are disclosed in the table below. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

First Eagle Funds | Annual Report | October 31, 2023

Notes to Financial Statements

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Asset and Liabilities.

At October 31, 2023, the Funds had the following forward foreign currency exchange contracts grouped into appropriate risk categories illustrated below:

First Eagle Global Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net realized Gains (Losses)(3)	Change in Appreciation (Depreciation)(4)
Foreign currency	$45,895,255	$288,055	$4,837,211	$46,203,713

First Eagle Overseas Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net realized Gains (Losses)(3)	Change in Appreciation (Depreciation)(4)
Foreign currency	$25,351,715	$11,828	$5,058,952	$25,593,315

First Eagle Global Income Builder Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net realized Gains (Losses)(3)	Change in Appreciation (Depreciation)(4)
Foreign currency	$1,205,386	$9,302	$(160,464)	$1,213,151

(1)  Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.

(2)  Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

(3)  Statement of Operations location: Net realized gains (losses) from settlement of forward foreign currency exchange contracts.

(4)  Statement of Operations location: Changes in unrealized appreciation (depreciation) of forward foreign currency exchange contracts.

First Eagle Funds | Annual Report | October 31, 2023

Notes to Financial Statements

The following tables present each Fund's gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by each fund as of October 31, 2023:

First Eagle Global Fund

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received*	Net Amount (Not Less Than $0)
Bank of New York Mellon	$20,995,542	$—	$(20,995,542)	$—
Goldman Sachs	13,121,753	—	(13,121,753)	—
JPMorgan Chase Bank	9,625,906	(288,055)	(9,337,851)	—
UBS AG	2,152,054	—	(2,152,054)	—
	$45,895,255	$(288,055)	$(45,607,200)	$—
Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged*	Net Amount (Not Less Than $0)
JPMorgan Chase Bank	$288,055	$(288,055)	$—	$—

First Eagle Overseas Fund

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received*	Net Amount (Not Less Than $0)
Bank of New York Mellon	$11,934,434	$—	$(11,934,434)	$—
Goldman Sachs	7,148,637	—	(7,148,637)	—
JPMorgan Chase Bank	5,068,826	(11,828)	(5,056,998)	—
UBS AG	1,199,818	—	(1,199,818)	—
	$25,351,715	$(11,828)	$(25,339,887)	$—
Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged*	Net Amount (Not Less Than $0)
JPMorgan Chase Bank	$11,828	$(11,828)	$—	$—

First Eagle Funds | Annual Report | October 31, 2023

Notes to Financial Statements

First Eagle Global Income Builder Fund

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received*	Net Amount (Not Less Than $0)
Bank of New York Mellon	$543,923	$—	$(478,179)	$65,744
Goldman Sachs	385,669	(9,302)	(300,000)	76,367
JPMorgan Chase Bank	235,848	—	(206,669)	29,179
UBS AG	39,946	—	—	39,946
	$1,205,386	$(9,302)	$(984,848)	$211,236
Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged*	Net Amount (Not Less Than $0)
Goldman Sachs	$9,302	$(9,302)	$—	$—

*  The actual collateral received/pledged may be more than the amount reported due to over collateralization.

g)  Options — In order to seek to produce incremental earnings or protect against declines in the value of portfolio securities, each Fund may write "covered" call options on portfolio securities. The Funds may also use options for speculative purposes, although they generally do not employ options for this purpose.

Options contracts are valued daily based upon the official closing price on the relevant exchange on which the option is traded. If there is no official closing price, the mean between the last bid and asked prices may be used. When an option is exercised, the proceeds on the sale of a written call option are adjusted by the amount of premium received or paid. When a written option expires, the Funds will realize a gain equal to the amount of the premium received. When the Funds enter into a closing purchase transaction, the Funds will realize a gain (or loss, if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated.

In general, a call option is covered if a Fund holds, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by the Funds in cash, Treasury bills or other high grade short-term obligations earmarked with its custodian). One reason for writing options is to attempt to realize, through the receipt of premiums, a

First Eagle Funds | Annual Report | October 31, 2023

Notes to Financial Statements

greater return than would be realized on the securities alone. Another reason for writing options is to hedge against a moderate decline in the value of securities owned by a Fund in the case of a call option. If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by a Fund, it may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option. This "opportunity cost" may be partially or wholly offset by the premium received for the covered call written by a Fund. The risk in writing a covered call option is that a Fund gives up the opportunity for profit if the market price of the underlying security increases and the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

A Fund may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

Rule 18f-4 under the 1940 Act permits the Funds to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of "senior securities" under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Funds, from issuing or selling any "senior security," other than borrowing from a bank (subject to a requirement to maintain 300% "asset coverage").

Under Rule 18f-4, "Derivatives Transactions" include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and nonrecourse tender option bonds, and borrowed bonds), if a Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced ("TBA") commitments, and dollar rolls) and nonstandard settlement cycle securities, unless a Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless a fund is relying on the Limited Derivatives User Exception (as defined below), a fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires a fund to adopt and implement a comprehensive written derivatives risk management program ("DRMP") and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk ("VaR"). The DRMP is administered by a

First Eagle Funds | Annual Report | October 31, 2023

Notes to Financial Statements

"derivatives risk manager," who is appointed by the Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund's "derivatives exposure" (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the "Limited Derivatives User Exception"). As of the date hereof, each Fund is relying on the Limited Derivatives User Exception.

As of October 31, 2023, portfolio securities valued at $54,778,094 were earmarked to cover collateral requirements for written options for First Eagle Global Income Builder Fund.

For the year ended October 31, 2023, the average monthly number of contracts outstanding for written options and purchased options held by the Funds were as follows:

First Eagle Global Income Builder Fund
Options:
Average Number of Contracts — Written	13,217

At October 31, 2023, the Funds had the following options grouped into appropriate risk categories illustrated below:

First Eagle Global Income Builder Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net Realized Gains (Losses)(3)	Change in Appreciation (Depreciation)(4)
Equity — Written options	$—	$327,757	$5,211,627	$1,930,458

(1)  Statements of Assets and Liabilities location: Investments in securities of unaffiliated issuers.

(2)  Statements of Assets and Liabilities location: Option contracts written, at value.

(3)  Statements of Operations location: Net realized gains (losses) from expiration or closing of option contracts written.

(4)  Statements of Operations location: Changes in unrealized appreciation (depreciation) of option contracts written.

First Eagle Funds | Annual Report | October 31, 2023

Notes to Financial Statements

h)  Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the Adviser's credit guidelines. Each repurchase agreement is valued at market. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

i)  Bank Loans — A Fund may invest in bank loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the "Borrower") in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the "Agent") for a group of loan investors ("Loan Investors"). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. A Fund records an investment when the Borrower withdraws money and records interest as earned. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, a Fund assumes the credit risk of the Borrower, the selling participant and any intermediary between a Fund and the Borrower ("Intermediate Participants"). In the event that the Borrower, selling participant or Intermediate Participants becomes insolvent or enters into bankruptcy, each Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

j)  Treasury Inflation-Protected Securities — The Funds may invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The principal value of TIPS will be adjusted upward or downward and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. TIPS are subject to interest rate risk.

k)  Restricted Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund's Schedule of Investments.

l)  New Accounting Pronouncements — In March 2020, the FASB issued Accounting Standard Update ("ASU") 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from

First Eagle Funds | Annual Report | October 31, 2023

Notes to Financial Statements

the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU 2022-06, "Reference Rate Reform (Topic 949)" which extends the effective period of ASU 2020-04 through December 31, 2024. There is no material impact to the financial statements and related disclosures.

In March 2022, the FASB issued ASU 2022-02, "Financial Instruments Credit Losses (Topic 326)", which is intended to address issues identified during the post implementation review of ASU 2016-3, "Financial Instruments Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments". The amendment, among other things, eliminates the accounting guidance for troubled debt restructurings by creditors in Subtopic 310-40, "Receivables Troubled Debt Restructurings by Creditors", while enhancing disclosure requirements for certain loan refinancings and restructurings by creditors when a borrower is experiencing financial difficulty. The new guidance is effective for interim and annual periods beginning after December 15, 2022. There is no material impact to the financial statements and related disclosure.

In June 2022, FASB issued Accounting Standards Update ("ASU") 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management is currently evaluating the impact, if any, of applying this new standard.

m)  United States Income Taxes — No provision has been made for U.S. federal income taxes since it is the intention of each Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to the regulated investment company. The Funds declare and pay such income and capital gains on an annual basis except for the First Eagle High Income Fund and the First Eagle Global Income Builder Fund which declare income daily and pay monthly, and First Eagle Rising Dividend Fund which distributes income on a quarterly basis.

The Funds adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that, based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Funds' tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds' financial statements.

First Eagle Funds | Annual Report | October 31, 2023

Notes to Financial Statements

At October 31, 2023, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Net Investment	Undistributed Net Realized	Net Unrealized Appreciation	Capital Loss Carryforward
	Income	Gains	(Depreciation)	Short-Term	Long-Term
First Eagle Global Fund	$555,949,324	$1,080,912,973	$11,402,833,902	$—	$—
First Eagle Overseas Fund	209,717,335	53,470,450	1,983,054,439	—	—
First Eagle U.S. Value Fund	12,842,864	61,271,968	394,344,826	—	—
First Eagle Gold Fund	18,732,396	—	414,729,577	7,071,360	601,143,629
First Eagle Global Income Builder Fund	—	—	42,161,342	—	—
First Eagle High Income Fund	570,621	—	(13,518,072)	7,963,816	117,013,261
First Eagle Rising Dividend Fund	1,585,492	25,773,332	35,963,532	—	—
First Eagle Small Cap Opportunity Fund	6,951,149	—	(113,555,132)	43,948,683	9,089,069
First Eagle U.S. Smid Cap Opportunity Fund	75,046	—	(835,091)	76,810	—
First Eagle Global Real Assets Fund	195,417	—	(477,052)	37,066	—

The components of distributable earnings' differences between book basis and tax basis are primarily due to the treatment of passive foreign investment companies, distributions from real estate investment trusts, the treatment of forward foreign currencies contracts, straddle loss deferral, foreign repatriated earnings for First Eagle Overseas Fund, investment in partnerships, global intangible low-taxed income from investment in certain foreign corporations for First Eagle Overseas Fund, wash sales and amortization on certain callable bond investments for First Eagle Global Income Builder and First Eagle High Income Fund.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. For the current year, the First Eagle Gold Fund and First Eagle Global Real Assets Fund utilized $22,155,903 and $29,642 in net capital loss carryforward, respectively.

First Eagle Funds | Annual Report | October 31, 2023

Notes to Financial Statements

Late year ordinary losses incurred after December 31st and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended October 31, 2023, none of the Funds had late year loss deferrals.

n)  Reclassification of Capital Accounts — As a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus GAAP, a reclassification has been made on the Statements of Assets and Liabilities to increase (decrease) distributable earnings and capital surplus for the Funds as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gains (Losses)	Capital Surplus
First Eagle Global Fund	$(34,164,903)	$(36,967,798)	$71,132,701
First Eagle Overseas Fund	6,318,357	(14,792,214)	8,473,857
First Eagle U.S. Value Fund	(710,736)	(2,867,611)	3,578,347
First Eagle Gold Fund	548,627	5,444,438	(5,993,065)
First Eagle Global Income Builder Fund	1,416,613	(2,573,886)	1,157,273
First Eagle High Income Fund	(36,384)	46,732	(10,348)
First Eagle Rising Dividend Fund	(252,130)	109,553	142,577
First Eagle Small Cap Opportunity Fund	(282,923)	282,923	—
First Eagle U.S. Smid Cap Opportunity Fund	14	—	(14)
First Eagle Global Real Assets Fund	14,948	6,931	(21,879)

The primary permanent differences causing such reclassification include the tax treatment of currency gains and losses, distributions paid in connection with the redemption of Fund shares, adjustments on certain callable bonds, investments in passive foreign investment companies and differing book and tax treatment of transactions with the Subsidiary.

At the year ended October 31, 2023, the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle Gold Cayman Fund Ltd., and First Eagle U.S. Value Cayman Fund, Ltd. had unrealized gains for tax purposes. Any unrealized losses to be recognized for tax purposes in the future can only be utilized by the Funds to the extent of tax basis realized gains in the Subsidiaries in the same year. Given the uncertainty of their future use, tax losses have been reclassified to Capital surplus.

o)  Distribution to Shareholders — Distributions to shareholders during the fiscal year ended October 31, 2023, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

First Eagle Funds | Annual Report | October 31, 2023

Notes to Financial Statements

	Ordinary Income		Long Term Capital Gains
	2023	2022	2023	2022
First Eagle Global Fund	$119,665,749	$996,491,550	$1,765,986,612	$1,999,867,824
First Eagle Overseas Fund	38,362,057	521,499,594	399,260,258	291,931,553
First Eagle U.S. Value Fund	7,439,013	11,950,931	82,244,789	97,095,054
First Eagle Gold Fund	—	23,300,651	—	—
First Eagle Global Income Builder Fund	39,839,758	35,149,999	24,615,575	50,851,122
First Eagle High Income Fund	9,170,820	8,954,667	—	—
First Eagle Rising Dividend Fund	4,688,085	22,690,363	8,670,694	46,461,070
First Eagle Small Cap Opportunity Fund	608,113	—	—	—
First Eagle U.S. Smid Cap Opportunity Fund	3,618	—	—	—
First Eagle Global Real Assets Fund	179,759	—	—	—

p)  Class Accounting — Investment income, common expenses and realized/unrealized gain or loss on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

q)  Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

r)  Foreign Taxes — The Funds may be subject to foreign taxes on income, and gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

First Eagle Funds | Annual Report | October 31, 2023

Notes to Financial Statements

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Funds and the Adviser (the "Advisory Agreement"), an annual advisory fee as follows:

Fund	Management Fee (% of Average Daily Net Assets)
First Eagle Global Fund	0.75%
First Eagle Overseas Fund	0.75
First Eagle U.S. Value Fund	0.75	(1)
First Eagle Gold Fund	0.75
First Eagle Global Income Builder Fund	0.75
First Eagle High Income Fund	0.45	(2)
First Eagle Rising Dividend Fund	0.50	(3)
First Eagle Small Cap Opportunity Fund	0.85	(4)
First Eagle U.S. Smid Cap Opportunity Fund	0.75	(5)
First Eagle Global Real Assets Fund	0.65	(6)

(1)  The Adviser has agreed to waive First Eagle U.S. Value Fund's management fee at an annual rate in the amount of 0.05% of the average daily value of the Fund's net assets for the period through February 29, 2024. This waiver has the effect of reducing the management fee shown in the table for the term of the waiver from 0.75% to 0.70%.

(2)  Effective January 1, 2023 the Adviser has contractually agreed to waive and/or reimburse certain fees and expenses of Classes A, C, I, R3, R4, R5 and R6 for First Eagle High Income Fund so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) ("annual operating expenses") of each class are limited to 0.94%, 1.69%, 0.69%, 1.04%, 0.79%, 0.69% and 0.69% of average net assets, respectively. Each of these undertakings lasts until February 29, 2024 and may not be terminated during its term without the consent of the Board. First Eagle High Income Fund has agreed that each of Classes A, C, I, R3, R4, R5 and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 0.94%, 1.69%, 0.69%, 1.04%, 0.79%, 0.69% and 0.69% of the class' average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense. For the year ended October 31, 2023, the Adviser reimbursed $257,606 in expenses which are included under Expense waiver in the Statement of Operations. As of October 31, 2023, the Fund has $25,128 receivable from the Adviser for reimbursement of expenses, which are included under due from adviser on its Statement of Assets and Liabilities.

First Eagle Funds | Annual Report | October 31, 2023

Notes to Financial Statements

For the year ended October 31, 2023, the amounts available for potential future repayment by the Adviser and the expiration schedule are as follows:

		Potential Recoupment Amounts Expiring October 31,
	Total Eligible for Recoupment	2026
Class A	$102,116	$102,116
Class C	8,380	8,380
Class I	142,781	142,781
Class R3	848	848
Class R4	74	74
Class R5	21	21
Class R6	3,386	3,386
Total	$257,606	$257,606

(3)  The Adviser has contractually agreed to waive and/or reimburse certain fees and expenses of Classes A, C, I, R3, R4, R5 and R6 for First Eagle Rising Dividend Fund so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) ("annual operating expenses") of each class are limited to 0.90%, 1.65%, 0.65%, 1.00%, 0.75%, 0.65% and 0.65% of average net assets, respectively. Each of these undertakings lasts until February 29, 2024 and may not be terminated during its term without the consent of the Board. First Eagle Rising Dividend Fund has agreed that each of Classes A, C, I, R3, R4, R5 and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 0.90%, 1.65%, 0.65%, 1.00%, 0.75%, 0.65% and 0.65% of the class' average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense. For the year ended October 31, 2023, the Adviser reimbursed $559,347 in expenses which are included under Expense waiver in the Statement of Operations. As of October 31, 2023, the Fund has $73,401 receivable from the Adviser for reimbursement of expenses, which are included under due from adviser on its Statement of Assets and Liabilities.

For the year ended October 31, 2023, the amounts available for potential future repayment by the Adviser and the expiration schedule are as follows:

		Potential Recoupment Amounts Expiring October 31,
	Total Eligible for Recoupment	2024	2025	2026
Class A	$1,051,419	$300,262	$305,896	$445,261
Class C	135,391	77,110	41,567	16,714
Class I	252,407	83,807	75,472	93,128
Class R3	268	74	71	123

First Eagle Funds | Annual Report | October 31, 2023

Notes to Financial Statements

		Potential Recoupment Amounts Expiring October 31,
	Total Eligible for Recoupment	2024	2025	2026
Class R4	$188	$39	$50	$99
Class R5	189	83	74	32
Class R6	5,758	1,244	524	3,990
Total	$1,445,620	$462,619	$423,654	$559,347

(4) The Adviser has contractually agreed to waive and/or reimburse certain fees and expenses of Classes A, I and R6 for First Eagle Small Cap Opportunity Fund so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) ("annual operating expenses") of each class are limited to 1.25%, 1.00% and 1.00% of average net assets, respectively. Each of these undertakings lasts until February 29, 2024 and may not be terminated during its term without the consent of the Board. The Fund has agreed that each of Classes A, I and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 1.25%, 1.00% and 1.00% of the class' average net assets, respectively; or (2) if applicable, the then current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense. For the year ended October 31, 2023, the Adviser reimbursed $869,382 in expenses which are included under Expense waiver in the Statement of Operations. As of October 31, 2023, the Fund has $257,449 receivable from the Adviser for reimbursement of expenses, which are included under due from adviser on its Statement of Assets and Liabilities.

For the year ended October 31, 2023, the amounts available for potential future repayment by the Adviser and the expiration schedule are as follows:

		Potential Recoupment Amounts Expiring October 31,
	Total Eligible for Recoupment	2024	2025	2026
Class A	$82,289	$11,812	$35,559	$34,918
Class I	1,471,208	177,007	467,141	827,060
Class R6	25,531	3,249	14,878	7,404
Total	$1,579,028	$192,068	$517,578	$869,382

(5)  The Adviser has contractually agreed to waive and/or reimburse certain fees and expenses of Classes A, I, and R6 for First Eagle U.S. Smid Cap Opportunity Fund so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) ("annual operating expenses") of each class are limited to 1.20%, 0.95% and 0.95% of average net assets, respectively. Each of these undertakings lasts until February 29, 2024 and may not be terminated during its term without the consent of the Board. The Fund has agreed that each of Classes A, I and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 1.20%, 0.90% and 0.95% of the class' average net assets, respectively; or (2) if

First Eagle Funds | Annual Report | October 31, 2023

Notes to Financial Statements

applicable, the then current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense. For the year ended October 31, 2023, the Adviser reimbursed $355,159 in expenses which are included under Expense waiver in the Statement of Operations. As of October 31, 2023, the Fund has $-receivable from the Adviser for reimbursement of expenses, which are included under due from adviser on its Statement of Assets and Liabilities.

For the year ended October 31, 2023, the amounts available for potential future repayment by the Adviser and the expiration schedule are as follows:

		Potential Recoupment Amounts Expiring October 31,
	Total Eligible for Recoupment	2025	2026
Class A	$8,895	$5,340	$3,555
Class I	446,832	98,971	347,861
Class R6	8,075	4,332	3,743
Total	$463,802	$108,643	$355,159

(6)  Classes A, I, and R6 for First Eagle Global Real Assets Fund so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) ("annual operating expenses") of each class are limited to 1.10%, 0.85% and 0.85% of average net assets, respectively. Each of these undertakings lasts until February 29, 2024 and may not be terminated during its term without the consent of the Board. The Fund has agreed that each of Classes A, I and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 1.10%, 0.85% and 0.85% of the class' average net assets, respectively; or (2) if applicable, the then current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense. For the year ended October 31, 2023, the Adviser reimbursed $446,269 in expenses which are included under Expense waiver in the Consolidated Statement of Operations. As of October 31, 2023, the Fund has $42,440 receivable from the Adviser for reimbursement of expenses, which are included under due from adviser on its Consolidated Statement of Assets and Liabilities.

For the year ended October 31, 2023, the amounts available for potential future repayment by the Adviser and the expiration schedule are as follows:

		Potential Recoupment Amounts Expiring October 31,
	Total Eligible for Recoupment	2025	2026
Class A	$104,304	$40,189	$64,115
Class I	601,944	262,027	339,917
Class R6	80,319	38,082	42,237
Total	$786,567	$340,298	$446,269

First Eagle Funds | Annual Report | October 31, 2023

Notes to Financial Statements

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Funds, and in accordance with its agreement with the Adviser, the Funds (except for First Eagle Global Income Builder Fund and First Eagle High Income Fund, which pay the fee described in the next paragraphs) reimburse the Adviser for costs (including personnel and other costs) related to those services. These reimbursements may not exceed an annual rate of 0.05% of a Fund's average daily net assets.

Pursuant to Administrative Services Agreements between each of First Eagle Global Income Builder Fund and First Eagle High Income Fund, and the Adviser, each pay the Adviser a monthly administration fee that is accrued daily at an annual rate of 0.05% of the Fund's average daily net assets.

For the year ended October 31, 2023, The Adviser waived and the Funds had due from Adviser amounts shown below:

	Adviser Waived Amount	Due From Adviser
First Eagle Global Fund	$—	$—
First Eagle Overseas Fund	—	—
First Eagle U.S. Value Fund	—	—
First Eagle Gold Fund	—	—
First Eagle Global Income Builder Fund	—	—
First Eagle High Income Fund	—	—
First Eagle Rising Dividend Fund	53,122	—
First Eagle Small Cap Opportunity Fund	—	—
First Eagle U.S. Smid Cap Opportunity Fund	10,482	5,268
First Eagle Global Real Assets Fund	83,633	29,378

The Funds have entered into a custody agreement with J.P. Morgan Chase Bank, N.A. ("JPM"). The custody agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. JPM serves as custodian of the Funds' portfolio securities and other assets. JPM has directly entered into sub-custodial agreements to maintain the custody of gold and silver bullion in the Funds. Under the terms of the custody agreement between the Funds and JPM, JPM maintains and deposits in separate accounts, cash, securities and other assets of the Funds. JPM is also required, upon the order of the Funds, to deliver securities held by JPM and the sub-custodian, and to make payments for securities purchased by the Funds. JPM has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

First Eagle Funds | Annual Report | October 31, 2023

Notes to Financial Statements

The Funds have also entered into an agreement for administrative services with JPM, pursuant to which JPM provides certain financial reporting and other administrative services. JPM, as the Funds' administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Funds' custodian.

FEF Distributors, LLC, a wholly owned subsidiary of the Adviser, serves as the Funds' principal underwriter. For the year ended October 31, 2023 FEF Distributors, LLC realized $332,699, $16,865, $14,236, $59,180, $19,695, $3,305, $3,872, $29,291, $91 and $189 pertaining to the sales of shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Income Fund, First Eagle Rising Dividend Fund, First Eagle Small Cap Opportunity Fund, First Eagle U.S. Smid Cap Opportunity Fund and First Eagle Global Real Assets Fund, respectively. For the year ended October 31, 2023, FEF Distributors, LLC realized $72,736, $1,954, $454, $12,433, $2,982, $656 and $119 CDSC pertaining to the redemption of shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Income Fund and, First Eagle Rising Dividend Fund, respectively; and the adviser realized $58,465, $196,034, $9,234, $17,914, $58,704, $8,159, $1,737 and $2,778 CDSC pertaining to the redemption of shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Income Fund, First Eagle Rising Dividend Fund and First Eagle Small Cap Opportunity Fund, respectively.

The Trust adopted a Trustee Deferred Compensation Plan (the "Plan"), which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Trustee Deferred Compensation Plan. As of October 31, 2023, balances to the Plan are included in the fees payable to the Trustees on the Statements of Assets and Liabilities.

Note 3 — Plans of Distribution

Under the terms of the Distribution Plans and Agreements ("the Plans") with FEF Distributors, LLC (the "Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Income Fund, First Eagle Rising Dividend Fund, First Eagle Small Cap Opportunity Fund, First Eagle U.S. Smid Cap Opportunity Fund and First Eagle Global Real Assets Fund pay the Distributor monthly a distribution and/or service fee with respect to Class A, Class C, Class R3 and Class R4 shares based on each Fund's average daily net assets as shown in the table below. Under the Plans, the Distributor is obligated to use the amounts received under the Plans for, among other things, payments to qualifying dealers for their assistance in the distribution

First Eagle Funds | Annual Report | October 31, 2023

Notes to Financial Statements

of a Fund's shares and the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors.

Fund	Class A	Class C	Class R3	Class R4
First Eagle Global Fund	0.25%	1.00%	0.35%	0.10%
First Eagle Overseas Fund	0.25%	1.00%	0.35%	0.10%
First Eagle U.S. Value Fund	0.25%	1.00%	0.35%	0.10%
First Eagle Gold Fund	0.25%	1.00%	0.35%	0.10%
First Eagle Global Income Builder Fund	0.25%	1.00%	0.35%	0.10%
First Eagle High Income Fund	0.25%	1.00%	0.35%	0.10%
First Eagle Rising Dividend Fund	0.25%	1.00%	0.35%	0.10%
First Eagle Small Cap Opportunity Fund	0.25%	n/a	n/a	n/a
First Eagle U.S. Smid Cap Opportunity Fund	0.25%	n/a	n/a	n/a
First Eagle Global Real Assets Fund	0.25%	n/a	n/a	n/a

The Distributor bears distribution costs of a Fund to the extent they exceed payments received under the Plan. For the year ended October 31, 2023, the distribution fees incurred by the Funds are disclosed in the Statements of Operations.

The Service fee covers expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions. For the year ended October 31, 2023, the services fees incurred by the Funds are disclosed in the Statements of Operations.

Note 4 — Purchases and Sales of Securities

For the year ended October 31, 2023, purchases and proceeds from sales of investments, excluding short-term securities, were as follows:

Fund	Purchases excluding U.S. Government Securities	Sales and Maturities excluding U.S. Government Securities	Purchases of U.S. Government Securities	Sales and Maturities of U.S. Government Securities
First Eagle Global Fund	$2,559,025,640	$4,134,668,144	$—	$—
First Eagle Overseas Fund	464,312,718	1,020,185,611	—	—
First Eagle U.S. Value Fund	69,630,287	162,692,683	—	—
First Eagle Gold Fund	338,272,613	353,590,381	—	—
First Eagle Global Income Builder Fund	326,948,487	291,343,384	144,634,365	31,422,754
First Eagle High Income Fund	38,714,415	75,966,370	—	—
First Eagle Rising Dividend Fund	114,366,387	159,661,442	—	—

First Eagle Funds | Annual Report | October 31, 2023

Notes to Financial Statements

Fund	Purchases excluding U.S. Government Securities	Sales and Maturities excluding U.S. Government Securities	Purchases of U.S. Government Securities	Sales and Maturities of U.S. Government Securities
First Eagle Small Cap Opportunity Fund	$1,184,746,211	$380,941,299	$—	$—
First Eagle U.S. Smid Cap Opportunity Fund	31,523,826	5,260,407	—	—
First Eagle Global Real Assets Fund	6,135,401	4,211,497	27,699	119,327

Note 5 — Line of Credit

On June 26, 2023, the Funds renewed a $200 million committed, unsecured line of credit ("Credit Facility") with JPM for the First Eagle Funds and First Eagle Variable Funds to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes with a termination date of June 25, 2024. Under the Credit Facility arrangement, each Fund has agreed to pay a per annum rate of interest for borrowings generally based on 1.00% plus the higher of Daily Simple Secured Overnight Financing Rate plus a ten basis point credit spread adjustment, Overnight Bank Funding Rate or Effective Federal Funds Rate and a commitment fee of 0.20% per annum on the unused portion of the Credit Facility. A portion of the commitment fees related to the Credit Facility are paid by the Funds and are included in other expenses in the Statements of Operations. During the period, the Funds had no borrowings under the agreement.

Note 6 — Indemnification and Investment Risk

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote. The Funds may have elements of risk not typically associated with investments in the United States due to their investments in foreign countries or regions. Such foreign investments may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

First Eagle Funds | Annual Report | October 31, 2023

Notes to Financial Statements

The First Eagle High Income Fund and First Eagle Global Income Builder Fund invest in high yield securities which may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities. These high yield securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments and may be subject to significant price fluctuations.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Funds enter into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statements of Assets and Liabilities.

Note 7 — Redemption In-Kind Transactions

The redemption in-kind policy for all of the Funds reserves the right of the Funds to pay redemptions in-kind (i.e., payments in the form of marketable securities or, as needed, other traded assets, rather than cash) if the redemption request is large enough to affect a Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). When receiving assets distributed in-kind, the recipient will bear applicable commissions or other costs on their sale. There were no redemptions in-kind during the year ended October 31, 2023.

Note 8 — Subsequent Events

For First Eagle High Income Fund, the Adviser will implement an additional expense limitation arrangement through at least February 28, 2025. The Adviser also has waived the Fund's management fees in full from November 1, 2023 through April 30, 2024, with the result that no management fees will be paid by the Fund during that period. Pursuant to the new expense limitation terms, which were effective November 1, 2023, the Adviser has contractually agreed to waive and/or reimburse certain fees and expenses of Classes A, C, I, R3, R4, R5 and R6 so that the total annual operating expenses (excluding interest and related expense and fees paid on Fund borrowings and/or interest and related expenses from inverse floaters, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) ("annual operating expenses") of each class are limited to 0.85%, 1.60%, 0.60%, 0.95%, 0.70%, 0.60% and 0.60% of average net assets, respectively. Each of these undertakings lasts until February 28, 2025 and may not be terminated during its term without the consent of the Board. The Fund has agreed that each of Classes A, C, I, R3, R4, R5 and R6 will repay the Adviser for fees and expenses waived or

First Eagle Funds | Annual Report | October 31, 2023

Notes to Financial Statements

reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 0.85%, 1.60%, 0.60%, 0.95%, 0.70%, 0.60% and 0.60% of the class' average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense. Any waiver that is directly attributable to the management fee for the period from November 1, 2023 through April 30, 2024 will not be repaid to the Adviser.

Effective on or about December 27, 2023, the First Eagle High Income Fund is expected to change its name to the First Eagle High Yield Municipal Fund, and to make corresponding changes to the Fund's 80% investment policy, and principal investment strategy, and include an additional fundamental investment restriction.

Effective on or about February 28, 2024, all of the issued and outstanding Class R3, R4 and R5 shares of the applicable Funds will be converted into Class R6 shares of the same Fund. No sales charge (load), fee or other charge will be imposed on the conversion. The conversions are not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders. The conversions of Class R3, R4 and R5 shares to Class R6 shares will be effected at the respective net asset values per share of the applicable Fund. At the time of the conversions, the net asset values per Class R3, R4 or R5 shares may be higher or lower than the net asset value per share of the Class R6 shares; as a result, depending on the relative net asset value per share, a shareholder may receive fewer or more Class R6 shares than the number of Class R3, R4 of R5 shares converted. However, a shareholder's total invested amount in a Fund will be unchanged by the conversions.

Class R6 shares of each Fund currently have the same or lower Total Annual Operating Expenses as the Total Annual Operating Expenses of the corresponding Class R3, R4 and R5 shares. However, and while voluntary share class support arrangements can be discontinued at any time and should not be considered a feature of the class, certain of the Class R3, R4 and R5 shares have benefited from voluntary expense subsidies by First Eagle Investment Management, LLC, the Funds' investment adviser. Actual (subsidized) expenses for these shares at times can be lower than the stated Total Annual Operating Expenses and in some cases can be lower than the Total Annual Operating Expense for the corresponding R6 shares.

First Eagle Funds | Annual Report | October 31, 2023

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of First Eagle Funds and Shareholders of each of the ten funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (constituting the First Eagle Funds, hereafter collectively referred to as the "Funds") as of October 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

First Eagle Global Fund(1)	First Eagle High Income Fund(2)
First Eagle Overseas Fund(1)	First Eagle Rising Dividend Fund(2)
First Eagle U.S. Value Fund(1)	First Eagle Small Cap Opportunity Fund(2)
First Eagle Gold Fund(1)	First Eagle U.S. Smid Cap Opportunity Fund(3)
First Eagle Global Income Builder Fund(2)	First Eagle Global Real Assets Fund(4)

(1)  Consolidated statement of assets and liabilities, including the consolidated schedule of investments, as of October 31, 2023, and the related consolidated statement of operations for the year ended October 31, 2023, consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2023 and the consolidated financial highlights for each of the periods indicated therein

(2)  Statement of assets and liabilities, including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year ended October 31, 2023, statement of changes in net assets for each of the two years in the period ended October 31, 2023, and the financial highlights for each of the periods indicated therein

(3)  Statement of assets and liabilities, including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year ended October 31, 2023, statement of changes in net assets and financial highlights for the year ended October 31, 2023 and for the period August 15, 2022 (inception date) through October 31, 2022

(4)  Consolidated statement of assets and liabilities, including the consolidated schedule of investments, as of October 31, 2023, and the related consolidated statement of operations for the year ended October 31, 2023, consolidated statement of changes in net assets and the consolidated financial highlights for the year ended October 31, 2023 and for the period November 30, 2021 (inception date) through October 31, 2022

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be

First Eagle Funds | Annual Report | October 31, 2023

Report of Independent Registered Public Accounting Firm

independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York
December 22, 2023

We have served as the auditor of one or more investment companies advised by First Eagle Investment Management, LLC since 2006.

First Eagle Funds | Annual Report | October 31, 2023

Fund Expenses (unaudited)

Example

As a shareholder of the First Eagle Funds, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2023 and held for the six-months ended October 31, 2023.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

First Eagle Funds | Annual Report | October 31, 2023

Fund Expenses (unaudited)

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Date Value	Ending Account Value 10/31/23	Annualized Expense	Expenses Paid for the Period(3)
First Eagle Global Fund*
Class A	-4.14%	$1,000	$958.60	1.09%	$5.38
Class C	-4.52	1,000	954.80	1.85	9.12
Class I	-4.03	1,000	959.70	0.86	4.25
Class R3	-4.26	1,000	957.40	1.29	6.36
Class R4	-4.15	1,000	958.50	1.10	5.43
Class R5	-4.11	1,000	958.90	1.02	5.04
Class R6	-4.00	1,000	960.00	0.79	3.90
First Eagle Overseas Fund*
Class A	-6.36	1,000	936.40	1.15	5.61
Class C	-6.71	1,000	932.90	1.85	9.01
Class I	-6.28	1,000	937.20	0.88	4.30
Class R3	-6.48	1,000	935.20	1.39	6.78
Class R4	-6.27	1,000	937.30	0.94	4.59
Class R5	-6.26	1,000	937.40	0.86	4.20
Class R6	-6.24	1,000	937.60	0.79	3.86
First Eagle U.S. Value Fund*
Class A	-2.27	1,000	977.30	1.08	5.38
Class C	-2.63	1,000	973.70	1.81	9.00
Class I	-2.16	1,000	978.40	0.86	4.29
Class R3	-2.48	1,000	975.20	1.44	7.17
Class R4	-2.33	1,000	976.70	1.18	5.88
Class R5	-2.17	1,000	978.30	0.91	4.54
Class R6	-2.16	1,000	978.40	0.78	3.89
First Eagle Gold Fund*
Class A	-12.92	1,000	870.80	1.19	5.61
Class C	-13.25	1,000	867.50	1.92	9.04
Class I	-12.84	1,000	871.60	0.95	4.48
Class R3	-13.14	1,000	868.60	1.54	7.25
Class R4	-12.95	1,000	870.50	1.17	5.52
Class R5	-12.88	1,000	871.20	1.05	4.95
Class R6	-12.77	1,000	872.30	0.85	4.01

First Eagle Funds | Annual Report | October 31, 2023

Fund Expenses (unaudited)

	Actual Total Return Without Sales Charges(2)	Beginning Account Date Value	Ending Account Value 10/31/23	Annualized Expense	Expenses Paid for the Period(3)
First Eagle Global Income Builder Fund
Class A	-5.48%	$1,000	$945.20	1.20%	$5.88
Class C	-5.76	1,000	942.40	1.95	9.55
Class I	-5.34	1,000	946.60	1.00	4.91
Class R3	-5.65	1,000	943.50	1.54	7.54
Class R4	-5.56	1,000	944.40	1.40	6.86
Class R5	-5.39	1,000	946.10	1.14	5.59
Class R6	-5.31	1,000	946.90	0.91	4.47
First Eagle High Income Fund
Class A	-0.04	1,000	999.60	0.94	4.74
Class C	-0.54	1,000	994.60	1.69	8.50
Class I	-0.04	1,000	999.60	0.69	3.48
Class R3	-0.09	1,000	999.10	1.04	5.24
Class R4	-0.09	1,000	999.10	0.75	3.78
Class R5	-0.04	1,000	999.60	0.63	3.18
Class R6	-0.06	1,000	999.40	0.69	3.48
First Eagle Rising Dividend Fund (formerly named First Eagle Fund of America)
Class A	-1.23	1,000	987.70	0.90	4.51
Class C	-1.58	1,000	984.20	1.66	8.30
Class I	-1.13	1,000	988.70	0.65	3.26
Class R3	-1.31	1,000	986.90	1.00	5.01
Class R4	-1.18	1,000	988.20	0.75	3.76
Class R5	-1.13	1,000	988.70	0.64	3.21
Class R6	-1.13	1,000	988.70	0.65	3.26
First Eagle Small Cap Opportunity Fund
Class A	-6.40	1,000	936.00	1.25	6.10
Class I	-6.26	1,000	937.40	1.00	4.88
Class R6	-6.26	1,000	937.40	1.00	4.88
First Eagle U.S. Smid Cap Opportunity Fund
Class A	-4.50	1,000	955.00	1.21	5.96
Class I	-4.28	1,000	957.20	0.95	4.69
Class R6	-4.29	1,000	957.10	0.96	4.74

First Eagle Funds | Annual Report | October 31, 2023

Fund Expenses (unaudited)

	Actual Total Return Without Sales Charges(2)	Beginning Account Date Value	Ending Account Value 10/31/23	Annualized Expense	Expenses Paid for the Period(3)
First Eagle Global Real Assets Fund*
Class A	-5.87%	$1,000	$941.30	1.01%	$4.94
Class I	-5.71	1,000	942.90	0.77	3.77
Class R6	-5.62	1,000	943.80	0.77	3.77

*  Consolidated Financial Statements

(1)  For the six-months ended October 31, 2023.

(2)  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year

(3)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

First Eagle Funds | Annual Report | October 31, 2023

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the First Eagle Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This example is based on an investment of $1,000 invested on May 1, 2023 and held for the six-months ended October 31, 2023.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

First Eagle Funds | Annual Report | October 31, 2023

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Date Value	Ending Account Value	Annualized Expense	Expenses Paid for the Period(2)
First Eagle Global Fund*
Class A	5.00%	$1,000	$1,019.71	1.09%	$5.55
Class C	5.00	1,000	1,015.88	1.85	9.40
Class I	5.00	1,000	1,020.87	0.86	4.38
Class R3	5.00	1,000	1,018.70	1.29	6.56
Class R4	5.00	1,000	1,019.66	1.10	5.60
Class R5	5.00	1,000	1,020.06	1.02	5.19
Class R6	5.00	1,000	1,021.22	0.79	4.02
First Eagle Overseas Fund*
Class A	5.00	1,000	1,019.41	1.15	5.85
Class C	5.00	1,000	1,015.88	1.85	9.40
Class I	5.00	1,000	1,020.77	0.88	4.48
Class R3	5.00	1,000	1,018.20	1.39	7.07
Class R4	5.00	1,000	1,020.47	0.94	4.79
Class R5	5.00	1,000	1,020.87	0.86	4.38
Class R6	5.00	1,000	1,021.22	0.79	4.02
First Eagle U.S. Value Fund*
Class A	5.00	1,000	1,019.76	1.08	5.50
Class C	5.00	1,000	1,016.08	1.81	9.20
Class I	5.00	1,000	1,020.87	0.86	4.38
Class R3	5.00	1,000	1,017.95	1.44	7.32
Class R4	5.00	1,000	1,019.26	1.18	6.01
Class R5	5.00	1,000	1,020.62	0.91	4.63
Class R6	5.00	1,000	1,021.27	0.78	3.97
First Eagle Gold Fund*
Class A	5.00	1,000	1,019.21	1.19	6.06
Class C	5.00	1,000	1,015.53	1.92	9.75
Class I	5.00	1,000	1,020.42	0.95	4.84
Class R3	5.00	1,000	1,017.44	1.54	7.83
Class R4	5.00	1,000	1,019.31	1.17	5.96
Class R5	5.00	1,000	1,019.91	1.05	5.35
Class R6	5.00	1,000	1,020.92	0.85	4.33

First Eagle Funds | Annual Report | October 31, 2023

Fund Expenses (unaudited)

	Hypothetical Annualized Total Return	Beginning Account Date Value	Ending Account Value	Annualized Expense	Expenses Paid for the Period(2)
First Eagle Global Income Builder Fund
Class A	5.00%	$1,000	$1,019.16	1.20%	$6.11
Class C	5.00	1,000	1,015.38	1.95	9.91
Class I	5.00	1,000	1,020.16	1.00	5.09
Class R3	5.00	1,000	1,017.44	1.54	7.83
Class R4	5.00	1,000	1,018.15	1.40	7.12
Class R5	5.00	1,000	1,019.46	1.14	5.80
Class R6	5.00	1,000	1,020.62	0.91	4.63
First Eagle High Income Fund
Class A	5.00	1,000	1,020.47	0.94	4.79
Class C	5.00	1,000	1,016.69	1.69	8.59
Class I	5.00	1,000	1,021.73	0.69	3.52
Class R3	5.00	1,000	1,019.96	1.04	5.30
Class R4	5.00	1,000	1,021.42	0.75	3.82
Class R5	5.00	1,000	1,022.03	0.63	3.21
Class R6	5.00	1,000	1,021.73	0.69	3.52
First Eagle Rising Dividend Fund (formerly named First Eagle Fund of America)
Class A	5.00	1,000	1,020.67	0.90	4.58
Class C	5.00	1,000	1,016.84	1.66	8.44
Class I	5.00	1,000	1,021.93	0.65	3.31
Class R3	5.00	1,000	1,020.16	1.00	5.09
Class R4	5.00	1,000	1,021.42	0.75	3.82
Class R5	5.00	1,000	1,021.98	0.64	3.26
Class R6	5.00	1,000	1,021.93	0.65	3.31
First Eagle Small Cap Opportunity Fund
Class A	5.00	1,000	1,018.90	1.25	6.36
Class I	5.00	1,000	1,020.16	1.00	5.09
Class R6	5.00	1,000	1,020.16	1.00	5.09
First Eagle U.S. Smid Cap Opportunity Fund
Class A	5.00	1,000	1,019.11	1.21	6.16
Class I	5.00	1,000	1,020.42	0.95	4.84
Class R6	5.00	1,000	1,020.37	0.96	4.89
First Eagle Global Real Assets Fund*
Class A	5.00	1,000	1,020.11	1.01	5.14
Class I	5.00	1,000	1,021.32	0.77	3.92
Class R6	5.00	1,000	1,021.32	0.77	3.92

*  Consolidated Financial Statements

(1)  For the six-months ended October 31, 2023.

(2)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
First Eagle Funds | Annual Report | October 31, 2023

General Information

Form N-PORT portfolio schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds' Form N-PORT is available on the SEC's Web site at www.sec.gov. Additionally, you may obtain copies of Form N-PORT from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain (1) a description of the Funds' proxy voting policies, (2) a description of the Funds' proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

First Eagle Funds | Annual Report | October 31, 2023

Board Considerations for Continuation of Advisory Agreements

At a meeting held on June 20-21, 2023, the Board of Trustees of the Funds, including a majority of the independent trustees (the "Independent Trustees"), approved the continuation of the Funds' advisory agreements (the "Advisory Agreements"). The Advisory Agreement for First Eagle U.S. Smid Cap Opportunity Fund was reviewed but no action was required as the agreement was still within its initial two-year term.

In response to a letter sent to the Adviser on behalf of the Independent Trustees requesting information about the Advisory Agreements and other arrangements and plans, the Trustees received extensive materials from the Adviser, including reviews of performance and expense information compared against the Funds' respective composites, benchmarks and peer groups compiled by an independent data provider. The Trustees also had the benefit of receiving presentations from and holding discussions with management throughout the year.

Prior to approving the continuation of the Advisory Agreements, the Independent Trustees met in executive sessions with their independent counsel to discuss management's responses to their information request and reviewed their legal and fiduciary obligations and the factors relating to their evaluation and approval. In their deliberations, Trustees attributed different weights to the various factors, and no factor alone was considered dispositive. At the conclusion of their review, the Trustees determined that the advisory fees were fair and reasonable under the circumstances and within the range of what could be negotiated at arm's length, and that the continuance of the Advisory Agreements should serve the best interests of each Fund and its shareholders. The Trustees considered the following topics in reaching their conclusion to continue the Advisory Agreements:

Nature, Quality, and Extent of Services Provided by Adviser

•  The Trustees reviewed the services provided and to be provided by the Adviser to the Funds. The Adviser provides the Funds with investment research, advice and supervision, and continuously furnishes an investment portfolio for the Funds consistent with the Funds' investment objectives, policies and restrictions as set forth in the Funds' Prospectuses. The Trustees were assured that service levels for Funds subject to fee waivers or breakpoints are not affected by the waivers or breakpoints. The Trustees considered the commitment of the Adviser to provide high quality services to the Funds.

•  The Trustees reviewed each Fund's historical relationship with the Adviser and the institutional resources available to the Funds under that relationship. The Trustees, in their deliberations, recognized that, for many of the Funds' shareholders, the decision to purchase Fund shares included a decision to select the Adviser as the investment adviser and that there is a strong association in the minds of Fund shareholders between the Adviser and each of the Funds.

First Eagle Funds | Annual Report | October 31, 2023

Board Considerations for Continuation of Advisory Agreements

•  The Trustees commented on the background and experience of the Funds' Portfolio Managers and the quality of the Trustees' frequent meetings with them both individually and as a group throughout the year and in prior meetings. The Trustees also appreciated new product development as a further indication of investment in capabilities. The Trustees noted, based on reports by senior management, that the Adviser's ownership group continues to be strongly supportive of the business and is engaged in appropriate and thoughtful strategic planning for the future.

•  The Trustees considered that they received regular reports from the Adviser on the effects of market volatility and operational and investment risk.

Investment Performance of Fund and Adviser

•  The Trustees reviewed the performance of each Fund on both an absolute and a relative basis over 1-year, 3-year, 5-year and 10-year periods (where applicable, and with only recent performance presented for the First Eagle Small Cap Opportunity Fund and First Eagle Global Real Assets Fund given they are recently formed). It was noted that the First Eagle U.S. Smid Cap Opportunity Fund did not have an advisory agreement subject to review at this time. Performance over these various periods was noted relative to the Funds' benchmarks, to the performance of peer mutual funds and to Morningstar and Lipper Category Averages (the category averages being referred to as "composites").

The comparative review reflected research and benchmarking by an independent data provider with periods of outperformance and lagging performance generally as follows (all periods ended as of March 31, 2023):

	Composite #1	Composite #2	Peer Group	Benchmark
Global Fund	Outperformed over all periods shown	Outperformed over all periods shown	Outperformed over all periods shown	Outperformed over trailing 1-year period Lagged all other periods shown
Overseas Fund	Outperformed over trailing 1- and 5-year periods Lagged all other periods shown	Outperformed over trailing 5-year period Lagged all other periods shown	Outperformed over trailing 1- and 5-year periods Lagged all other periods shown	Outperformed over trailing 1-year period Lagged all other periods shown
U.S. Value Fund	Outperformed over all periods shown	Outperformed over trailing 1-year period Lagged all other periods shown	Outperformed over trailing 1-year period Lagged all other periods shown	Outperformed over trailing 1-year period Lagged all other periods shown
Gold Fund	Outperformed over trailing 1-, 5- and 10-year periods Lagged over trailing 3-year period	Outperformed over trailing 1-, 5- and 10-year periods Lagged over trailing 3-year period	Outperformed over trailing 1-, 5- and 10-year periods Lagged over trailing 3-year period	Outperformed over all periods shown

First Eagle Funds | Annual Report | October 31, 2023

Board Considerations for Continuation of Advisory Agreements

	Composite #1	Composite #2	Peer Group	Benchmark
Global Income Builder Fund	Outperformed over all periods shown	Outperformed over all periods shown	Outperformed over all periods shown	Outperformed over trailing 1-year period Lagged all other periods shown
High Income Fund	Outperformed over trailing 1- and 3-year periods Lagged over trailing 5- and 10-year periods	Outperformed over trailing 1- and 3-year periods Lagged over trailing 5- and 10-year periods	Outperformed over trailing 1-year period Matched performance over trailing 3-year period Lagged over trailing 5- and 10-year periods	Outperformed over trailing 1- and 3-year periods Lagged over trailing 5- and 10-year periods
Rising Dividend Fund	Outperformed over trailing 1-year period Lagged all other periods shown	Outperformed over trailing 1-year period Lagged all other periods shown	Outperformed over trailing 1-year period Lagged all other periods shown	Outperformed over trailing 1-year period Lagged all other periods shown
Small Cap Opportunity Fund	Lagged over trailing 1-year period	Lagged over trailing 1-year period	Lagged over trailing 1-year period	Outperformed over trailing 1-year period
Global Real Assets Fund	Outperformed over trailing 1-year period (longer periods not applicable because not yet available)	Outperformed over trailing 1-year period (longer periods not applicable because not yet available)	Outperformed over trailing 1-year period (longer periods not applicable because not yet available)	Outperformed over trailing 1-year period (longer periods not applicable because not yet available)

•  Performance for each Fund was determined to be adequate given benchmarks, peer comparisons and on an absolute basis, and reflective of each Fund's investment objective and philosophy.

•  A memorandum provided to the Trustees with management commentary on performance was discussed. This included supplemental information showing downside risk analysis intended to support management's view that an emphasis on downside risk is an important consideration in assessing the Funds' performance.

•  The Trustees commented on the Funds' holdings of short-term investments and, in some cases, gold positions, and noted that short-term investments and gold can be important elements of the First Eagle Global Value team's investment philosophy and typically represent differentiating factors from peers for those Funds.

Costs of Services To Be Provided and Profits To Be Realized by Adviser and its Affiliates From Relationship with Funds; Economies of Scale; Fall-Out Benefits

•  The Trustees reviewed the total compensation received by the Adviser and the Funds' total costs for using the Adviser's services, taking into account expenses incurred by the Adviser that are passed through to the Funds (notably under the administrative cost reimbursement program applicable to certain Funds). They concluded that this compensation was commensurate with the nature, extent, and quality of the services provided and therefore fair and reasonable

First Eagle Funds | Annual Report | October 31, 2023

Board Considerations for Continuation of Advisory Agreements

under the circumstances, and referred to their prior discussion on performance of each Fund, including a review of performance against each Fund's respective composites, benchmark and peer group. As part of their analysis, the Trustees considered fees charged by investment advisers to peer mutual funds for services comparable to those provided by the Adviser and referred to an independent data provider fee report, together with a management summary of the same. They determined that the Adviser's fees were competitive, with the net management fees for some Funds being higher and for some Funds being lower than their peer averages/medians, but all being within the range of peers. The Trustees also considered, where applicable and available, the advisory fees charged to other clients of the Adviser with similar investment objective(s) to a Fund and received information that for some Funds, the fees charged to these other clients were higher or lower relative to the respective Fund. The Trustees were apprised that for some of these other accounts there are different styles and categories of services provided (e.g., regulatory and operational structures may differ, frequency and scale of cash flows may differ, etc.), which may be reflected in lower fees charged relative to the respective Fund.

•  A memorandum provided to the Trustees with management commentary on fees and expenses was discussed.

•  While analyzing the effects of direct and indirect compensation to the Adviser and its affiliates (sometimes referred to as "fall-out benefits"), the Trustees considered the absence of affiliated broker-dealer relationships and the effects of the administrative service fees and reimbursements paid to the Adviser. The Trustees noted that the Adviser is absorbing soft dollar costs and paying them itself. With regard to other possible benefits associated with the Adviser's management of the Funds, the Trustees noted, among other things, that the Distributor is generally able to retain revenue associated with Rule 12b-1 fees on shareholders it services directly and that the Adviser may be able to extend investment and operational efficiencies associated with the Funds to its management of other types of accounts.

•  The Trustees reviewed the Funds' expense ratios, which were deemed reasonable both on an absolute basis and in comparison to peer funds. The Trustees noted changes in expense ratios over time, with some Funds showing decreases and some showing increases. In general, a contributing factor to the change in expense ratio was an increase or decrease in average net assets over the relevant period. In the case of each of the Rising Dividend Fund and the High Income Fund, there was a decrease in the advisory fee as of August 1, 2020 and July 1, 2021, respectively. The Trustees also considered the effect of Fund asset size on particular categories of expenses, both currently and relative to prior periods. The Trustees noted the impact on expense ratios of the administrative fees or reimbursements paid to or charged by the Adviser, as the case may be. While economies of scale can be complex to assess and typically are not directly

First Eagle Funds | Annual Report | October 31, 2023

Board Considerations for Continuation of Advisory Agreements

measurable, the Trustees noted that the Adviser may be able to employ economies of scale in certain areas relating to the management of the Fund, potentially including investment management, trading, compliance and back-office operations. In the case of the administrative expense reimbursements, because they represent the provision of services at cost, any economies of scale realized are, by definition, for the benefit of the Funds.

•  The Trustees reviewed the Adviser's financial condition and profitability. Profits to the Adviser vary meaningfully depending on the particular Fund, with some Funds showing losses to the Adviser and others showing healthy profits. Overall, profits were viewed as not excessive and providing appropriate incentives to the Adviser. The Trustees noted the cyclical and competitive nature of the global asset management industry and the related importance of profitability in maintaining the Adviser's culture and management continuity. The Trustees also noted that the Adviser has always shown the willingness to commit resources to support investment in the business and to maintain the generally high quality of the overall shareholder experience in the Funds, such as attracting and retaining qualified personnel and investing in technology. Levels of support are not solely dependent on the profits realized on a per-Fund basis. The Trustees reviewed personal investments maintained in the Funds by certain portfolio managers (with those investments being both direct and "notional" under the Adviser's compensation plans), which was viewed as evidence of commitment to the Funds by key personnel.

First Eagle Funds | Annual Report | October 31, 2023

Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the "Liquidity Rule"), the Funds have adopted and implemented a liquidity risk management program (the "LRMP") reasonably designed to assess and manage each Fund's liquidity risk, which is defined under the Liquidity Rule as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors' interests in the Fund. The Funds' Board has approved First Eagle Investment Management, LLC's Liquidity Management Committee ("First Eagle") to serve as the administrator of the Funds' LRMP. As part of its responsibilities as administrator, First Eagle has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Funds' LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Funds' LRMP includes: (1) no less than annual assessments of factors that influence each Fund's liquidity risk taking into account certain factors, as applicable, including each Fund's (i) investment strategy and liquidity of portfolio investments (during both normal and reasonably foreseeable stressed conditions), (ii) short-term and long-term cash flow projections (during both normal and reasonably foreseeable stressed conditions), and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources; (2) no less than monthly classifications of each Fund's investments into one of four liquidity classifications provided for in the Liquidity Rule; (3) a 15% of net assets limit on the acquisition of "illiquid investments" (as defined under the Liquidity Rule); (4) potential establishment of a minimum percentage of a Fund's assets to be invested in investments classified as "highly liquid" (as defined under the Liquidity Rule) (at present, however, each Fund invests primarily in "highly liquid" investments in the ordinary course, which means no such minimum threshold need be specified); and (5) reporting to the Funds' Board and/or to the SEC, as required.

At a meeting of the Board on June 20, 2023, the Board reviewed a written report prepared by First Eagle (the "LRMP Report") addressing the operation, adequacy, and effectiveness of the Funds' LRMP, including any material changes to the LRMP for the period from January 1, 2022 through December 31, 2022 (the "Reporting Period"). The LRMP Report stated that First Eagle concluded that the Funds' LRMP was reasonably designed to assess and manage each Fund's liquidity risk and was adequately and effectively implemented during the Reporting Period. The LRMP Report also stated that First Eagle concluded that each Fund's investment strategy is appropriate for an open-end fund and that its cash management program is appropriately monitored by the investment management team. The LRMP Report noted those changes to the LRMP approved by the Board earlier in the Reporting Period.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in each Fund, including liquidity risks presented by a Fund's investment portfolio, is found in each Fund's Prospectus and Statement of Additional Information.

First Eagle Funds | Annual Report | October 31, 2023

Tax Information

Fiscal Year Ended October 31, 2023 (unaudited)

Each Fund designates at the following amounts (or the maximum amount allowable) distributed during the fiscal year ended October 31, 2023, if any, as capital gain dividends, dividends eligible for the corporate dividends received deduction and/or qualified dividend income:

	% of Qualifying Dividend Income	% of Dividends Eligible for the Dividends Received Deduction	Long-Term Capital Gains
First Eagle Global Fund	100.00%	46.43%	$1,818,075,418
First Eagle Overseas Fund*	92.66%	1.94%	400,980,039
First Eagle U.S. Value Fund	100.00%	97.77%	85,514,878
First Eagle Gold Fund*	0.00%	0.00%	—
First Eagle Global Income Builder Fund	73.34%	21.86%	24,615,575
First Eagle High Income Fund	0.00%	0.00%	—
First Eagle Rising Dividend Fund	100.00%	100.00%	8,805,339
First Eagle Small Cap Opportunity Fund	100.00%	95.09%	—
First Eagle U.S. Smid Cap Opportunity Fund	100.00%	100.00%	—
First Eagle Global Real Assets Fund	96.62%	43.43%	—

* First Eagle Overseas Fund paid foreign taxes of $21,440,579 and recognized Section 853 foreign source income of $232,828,541. First Eagle Gold Fund paid foreign taxes of $2,900,920 and recognized Section 853 foreign source income of $14,882,899. Pursuant to Section 853 of the Internal Revenue Code, the First Eagle Overseas Fund and First Eagle Gold Fund designate such amounts (or the maximum amount allowable) as having been paid in connection with dividends distributed from investment company taxable income during the fiscal year ended October 31, 2023.

First Eagle Funds | Annual Report | October 31, 2023

Privacy Notice

The Trust is committed to protecting your privacy. We are providing you with this privacy notice to inform you of how we handle your personal information that we collect and may disclose to our affiliates. If the Trust changes its information practices, we will provide you with notice of any material changes. This privacy policy supersedes any of our previous policies relating to the information you disclose to us.

FACTS	WHAT DOES THE TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number, income, and assets
◼ account balances, payment history, and account activity
◼ credit history and credit scores
◼ name, address, telephone number, occupation
◼ online information, such as your IP address and data gathered from your browsing activity and location
◼ information we encounter in public records in the ordinary course of business
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons the Trust chooses to share; and whether you can limit this sharing.

First Eagle Funds | Annual Report | October 31, 2023

Privacy Notice

Reasons we can share your personal information	Does the Trust share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	N/A
For our affiliates' everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes— information about your creditworthiness	Yes	Yes; see below
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	N/A

To limit our sharing	◼ Call 800.334.2143 and indicate your desire to limit our sharing
◼ Visit us online: www.firsteagle.com/individuals-home or
◼ Mail the form below
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.
However, you can contact us at any time to limit our sharing.
Questions?	Call 800.334.2143 or go to www.firsteagle.com/individuals-home

First Eagle Funds | Annual Report | October 31, 2023

Privacy Notice

#

Mail-in Form

If you have a joint account, your choice(s) will apply to everyone on your account unless you mark below. ❑ Apply my choices only to me	Mark any/all you want to limit:
❑ Do not share information about my creditworthiness with your affiliates for their everyday business purposes.
❑ Do not allow your affiliates to use my personal information to market to me.
❑ Do not share my personal information with nonaffiliates to market their products and services to me.
Name
Address

City, State, Zip
Account #
Mail to:
First Eagle Funds
P.O. Box 219324
Kansas City, MO
64121-9324

#

What we do

How does the Trust protect my personal information?

We protect personal information provided to us by our individual shareholders according to strict standards of security and confidentiality. These standards apply to both our physical facilities and any online services we may provide. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of individual shareholder information and need to access this information to do their job, to have access to this information.

How does the Trust collect my personal information?	We collect your personal information, for example, when you
◼ open an account, make transactions using your account, or deposit money
◼ subscribe to receive information, submit an application, or otherwise submit a form containing personal information
◼ use our services online
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

First Eagle Funds | Annual Report | October 31, 2023

Privacy Notice

Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes—information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
◼ Affiliated companies include First Eagle Investments; First Eagle Holdings, Inc.; First Eagle Investment Management, LLC; FEF Distributors, LLC; First Eagle Separate Account Management, LLC; First Eagle Alternative Credit, LLC; Napier Park Global Capital LLC; Napier Park Global Capital Ltd; First Eagle Investment Management Ltd; First Eagle Investment Management GmbH; First Eagle Funds (Ireland) ICAV; First Eagle Amundi Sub-Funds (Luxembourg) SICAV; First Eagle Credit Opportunities Fund, First Eagle Private Credit Fund, First Eagle Variable Funds and any other First Eagle Funds and any sub-funds, as applicable.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
◼ Nonaffiliated third parties may include service providers such as the Trust's distributors, registrar and transfer agent for shareholder transactions, other parties providing individual shareholder servicing, accounting and recordkeeping services, attorneys, accountants, and auditors.

First Eagle Funds | Annual Report | October 31, 2023

Privacy Notice

Other important information

Sharing of Personal Information with Nonaffiliated Third Parties

We will only share your personal information collected, as described above, with nonaffiliated third parties:

•  At your request;

•  When you authorize us to process or service a transaction or product (nonaffiliated third parties in this instance may include service providers such as the Trust's distributors, registrar and transfer agent for shareholder transactions, and other parties providing individual shareholder servicing, accounting and recordkeeping services);

•  With companies that perform sales and marketing services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them; or

•  When required by law to disclose such information to appropriate authorities.

We do not otherwise provide information about you to outside firms, organizations or individuals except as permitted by law.

What We do with Personal Information about Our Former Customers

If you decide to discontinue doing business with us, the Trust will continue to adhere to this privacy policy with respect to the information we have in our possession about you and your account following the termination of our shareholder relationship.

First Eagle Funds | Annual Report | October 31, 2023

Additional Information (unaudited)

Management of the Trust

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not "interested persons" as that term is defined in the Investment Company Act.

Independent Trustees(1)

Lisa Anderson | Trustee | December 2005 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1950)

Principal Occupation(s) During Past 5 Years: Special Lecturer and James T. Shotwell Professor of International Relations Emerita at the Columbia University School of International and Public Affairs; prior to 2016, President of the American University in Cairo

Number of Portfolios in the Fund Complex Overseen by Trustee: 12

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (1 portfolio) and First Eagle Credit Opportunities Fund (1 portfolio); Member Emerita, Human Rights Watch; Member, Advisory Board, School of Global Affairs and Public Policy, American University in Cairo; Member, Advisory Board, Kluge Center, Library of Congress, Washington, DC; Trustee, Hertie School of Governance (Berlin); Trustee, Tufts University; Trustee, Aga Khan University

Candace K. Beinecke(2) | Trustee (Chair) | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born November 1946)

Principal Occupation(s) During Past 5 Years: Senior Partner, Hughes Hubbard & Reed LLP; prior to April 2017, Chair, Hughes Hubbard & Reed LLP

Number of Portfolios in the Fund Complex Overseen by Trustee: 12

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (Chair) (1 portfolio) and First Eagle Credit Opportunities Fund (Chair) (1 portfolio); Lead Trustee, Vornado Realty Trust; Trustee and Co-Chair, Metropolitan Museum of Art; Director, Partnership for New York City

(1)  Trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The term of office of the Independent Trustees is indefinite.

(2)  Ms. Beinecke also served as trustee of a predecessor fund to Rising Dividend Fund since 1996.

First Eagle Funds | Annual Report | October 31, 2023

Additional Information (unaudited)

Independent Trustees(1)—(continued)

Peter W. Davidson | Trustee | December 2019 to present
1345 Avenue of the Americas | New York, New York | 10105
(born May 1959)

Principal Occupation(s) During Past 5 Years: CEO, Aligned Climate Capital LLC; prior to 2019, CEO, Aligned Intermediary, Inc.; prior to 2015, Executive Director, Loan Programs Office, U.S. Department of Energy

Number of Portfolios in the Fund Complex Overseen by Trustee: 12

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (1 portfolio) and First Eagle Credit Opportunities Fund (1 portfolio); Chairman, Summit Ridge Energy; Director, Beam Global (BEEM); Chair, JM Kaplan Fund; Chairman, Greenwood Cemetery; Board Member, Nyle Water Systems; Board Member, SWTCH

Jean D. Hamilton | Trustee | March 2003 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1947)

Principal Occupation(s) During Past 5 Years: Private Investor/Independent Consultant/Member, Brock Capital Group LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 12

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (1 portfolio) and First Eagle Credit Opportunities Fund (1 portfolio); Director, RenaissanceRe Holdings Ltd (retired May 2022); Chairman, Investment Committee, Thomas Cole National Historic Site; Member, Investment Advisory Committee, Liz Claiborne and Art Ortenberg Foundation; prior to June 2012, Director, Four Nations

James E. Jordan | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1944)

Principal Occupation(s) During Past 5 Years: Private Investor and Independent Consultant

Number of Portfolios in the Fund Complex Overseen by Trustee: 12

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (1 portfolio) and First Eagle Credit Opportunities Fund (1 portfolio); Director, JZ Capital Partners, Plc. (Guernsey investment trust company)

(1)  Trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The term of office of the Independent Trustees is indefinite.

First Eagle Funds | Annual Report | October 31, 2023

Additional Information (unaudited)

Independent Trustees(1)—(continued)

William M. Kelly(3) | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1944)

Principal Occupation(s) During Past 5 Years: Private Investor

Number of Portfolios in the Fund Complex Overseen by Trustee: 12

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (1 portfolio) and First Eagle Credit Opportunities Fund (1 portfolio); Trustee Emeritus, St. Anselm College

Paul J. Lawler | Trustee | March 2002 to present
1345 Avenue of the Americas | New York, New York | 10105
(born May 1948)

Principal Occupation(s) During Past 5 Years: Private Investor

Number of Portfolios in the Fund Complex Overseen by Trustee: 12

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (1 portfolio) and First Eagle Credit Opportunities Fund (1 portfolio); Trustee and Audit Chair, The American University in Cairo; Trustee, registered investment company advised by affiliates of The Blackstone Group, L.P. (1 portfolio); Director, Historic Eastfield Foundation

Mandakini Puri | Trustee | April 2023 to present
1345 Avenue of the Americas | New York, New York | 10105
born February 14,1960)

Principal Occupation(s) During Past 5 Years: Independent Consultant and Private Investor; prior to May 2013, a Manging Director and Co-Head of Black Rock Private Equity

Number of Portfolios in the Fund Complex Overseen by Trustee: 12

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (1 portfolio) and First Eagle Credit Opportunities Fund; Trustee, Vornado Realty Trust; Director, Alexander's Inc.; prior to June, 2018, Director, Validus Holdings; Trustee, V&A Americas Foundation; prior to June 2021, Member, Wharton School Graduate Executive Board

(1)  Trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The term of office of the Independent Trustees is indefinite.

(3)  Mr. Kelly also served as trustee of a predecessor fund to Rising Dividend Fund since 1998.

First Eagle Funds | Annual Report | October 31, 2023

Additional Information (unaudited)

Interested Trustees(4)(5)

John P. Arnhold | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past 5 Years: Director, First Eagle Holdings, Inc.; Managing Member, Arnhold LLC; prior to July 2017, Director, First Eagle Investment Management LLC; President, First Eagle Funds; President, First Eagle Variable Funds; Director, FEF Distributors, LLC; prior to March 2016, Co-President and Co-CEO First Eagle Holdings, Inc.; CIO and Chairman, First Eagle Investment Management, LLC; CEO and Chairman, FEF Distributors, LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 12

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (1 portfolio) and First Eagle Credit Opportunities Fund (1 portfolio); Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Chairman, The Mulago Foundation; Director, WNET.org; Trustee Emeritus, Trinity Episcopal Schools Corp.; Trustee, Jazz at Lincoln Center; Life Trustee, International Tennis Hall of Fame; Advisor, Investment Committee of the USTA; Managing Member, New Eagle Holdings Management Company, LLC; Trustee, Conservation International; Trustee, UC Santa Barbara Foundation; prior to January 2018, Director, First Eagle Amundi; prior to June 2016, Trustee, Vassar College

Mehdi Mahmud | Trustee | September 2019 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1972)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Funds, First Eagle Variable Funds and First Eagle Credit Opportunities Fund; prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 12

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (1 portfolio) and First Eagle Credit Opportunities Fund (1 portfolio); Director, First Eagle Amundi; Director, Third Point Reinsurance Ltd.

(4)  Each of Messrs. Arnhold and Mahmud is treated as an Interested Trustee because of the professional roles each holds or has held with the Adviser.

(5)  The term of office of each Interested Trustee is indefinite.

First Eagle Funds | Annual Report | October 31, 2023

Additional Information (unaudited)

Trustee Emeritus(6)

Jean-Marie Eveillard | Trustee Emeritus | June 2008 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1940)

Principal Occupation(s) During Past 5 Years: Senior Adviser to First Eagle Investment Management, LLC since March 2009 through June 2021; formerly, Senior Vice President, First Eagle Investment Management, LLC since January 2000; previously, Portfolio Manager of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds (portfolio management tenure: 1979-2004, March 2007-March 2009)

Number of Portfolios in the Fund Complex Overseen by Trustee: 11

Other Directorships/Trusteeships Held by Trustee: Trustee Emeritus, First Eagle Variable Funds (1 portfolio); Director, Varenne Capital Partners (French money management firm); Board member, Perspective (South African money management firm); Trustee, FIAF (Alliance Francaise); prior to March 2015, Trustee, The Frick Collection

Officers(7)

Mehdi Mahmud | President | June 2017 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1972)

Principal Occupation(s) During Past Five (5) Years: President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Variable Funds and First Eagle Credit Opportunities Fund; Director, First Eagle Amundi; Chief Executive Officer, First Eagle Alternative Credit, LLC

Robert Bruno | Senior Vice President | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born June 1964)

Principal Occupation(s) During Past Five (5) Years: Executive Managing Director, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Senior Vice President, First Eagle Variable Funds and First Eagle Credit Opportunities Fund

Joseph T. Malone | Chief Financial Officer | September 2008 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1967)

Principal Occupation(s) During Past Five (5) Years: Managing Director, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Variable Funds and First Eagle Credit Opportunities Fund

(6)  Mr. Eveillard, as Trustee Emeritus, is a former member of the Board of Trustees and is invited to attend all Board meetings. He is not a Trustee for purposes of the Trust's Declaration of Trust, Delaware law or the Investment Company Act.

(7)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Funds | Annual Report | October 31, 2023

Additional Information (unaudited)

Officers(7)—(continued)

Seth Gelman | Chief Compliance Officer | April 2023 to present
1345 Avenue of the Americas | New York, New York | 10105
(born August 1975)

Principal Occupation(s) During Past Five (5) Years: Chief compliance Officer and Managing Director, First Eagle Investment Management, LLC; Chief Compliance Officer, First Eagle Variable Funds and First Eagle Credit Opportunities Fund; prior to February 2023, Chief Compliance Officer of Insight Investment North America

David O'Connor | General Counsel | December 2017 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1966)

Principal Occupation(s) During Past Five (5) Years: General Counsel and Executive Managing Director, First Eagle Investment Management, LLC; General Councel and Officer of First Eagle Variable Funds and First Eagle Credit Opportunities Fund; General Counsel, First Eagle Holdings, Inc.; Secretary and General Counsel, FEF Distributors, LLC; Director, First Eagle Amundi; Head of Legal & Compliance, First Eagle Private Fund

Sheelyn Michael | Secretary and Deputy General Counsel | December 2017 to present (Deputy General Counsel); December 2018 to present (Secretary)
1345 Avenue of the Americas | New York, New York | 10105
(born September 1971)

Principal Occupation(s) During Past Five (5) Years: Deputy General Counsel and Managing Director, First Eagle Investment Management, LLC; Secretary and Deputy General Counsel, First Eagle Variable Funds and First Eagle Credit Opportunities Fund; Director, First Eagle Investment Management, Ltd; Deputy General Counsel, First Eagle Private Credit Fund

Michael Luzzatto | Vice President | December 2004 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1977)

Principal Occupation(s) During Past Five (5) Years: Managing Director, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Variable Funds and First Eagle Credit Opportunities Fund; Vice President, First Eagle Private Credit Fund

(7)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Peter Davidson

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Mehdi Mahmud

Mandakini Puri

Trustee Emeritus

Jean-Marie Eveillard*

Officers

Mehdi Mahmud

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Seth Gelman

Chief Compliance Officer

David O'Connor

General Counsel

Sheelyn Michael

Secretary & Deputy General Counsel

Michael Luzzatto

Vice President

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Sidley Austin LLP

787 Seventh Avenue
New York, NY 10019

Custodian

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, Floor 16,
Brooklyn, NY 11245

Shareholder Servicing Agent

SS&C GIDS, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

  Additional information about the Trustees and Officers is included in the Funds' Statement of Additional Information.

*  Mr. Eveillard is a former member of the Board of Trustees and is invited to attend all Board meetings. He is not a Trustee for purposes of the Trust's Declaration of Trust, Delaware law or the Investment Company Act.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Funds.

First Eagle Funds | Annual Report | October 31, 2023

First Eagle Funds are offered by FEF Distributors, LLC,

1345 Avenue of the Americas, New York, NY 10105.

First Eagle Investment Management, LLC

1345 Avenue of the Americas, New York, NY 10105-0048
800.334.2143 www.firsteagle.com

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Paul J. Lawler, William M. Kelly and Jean Hamilton as Audit Committee Financial Experts. Mr. Lawler, Mr. Kelly and Ms. Hamilton are considered by the Board to be independent trustees.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees:

For the Fiscal years ended October 31, 2023 and October 31, 2022, the aggregate PricewaterhouseCoopers LLP (PwC) audit fees for professional services rendered to the registrant were approximately $631,499 and $610,145, respectively. Fees included in the audit fees category are those associated with the annual audits of the financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit Related Fees:

For the fiscal years ended October 31, 2023 and October 31, 2022, the aggregate PwC fees for assurance and related services rendered to the registrant were approximately $0 and $0, respectively.

(c)	Tax Fees

In each fiscal year ended October 31, 2023 and October 31, 2022, the aggregate tax fees billed by PwC for professional services rendered to the registrant were approximately $627,600 and $609,040, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to audits. This category comprises fees for tax compliance and preparation of tax returns.

(d)	All Other Fees:

In each of the fiscal years ended October 31, 2023 and October 31, 2022, there were no fees billed by PwC for products and services, other than 4(a)-(c) above, rendered to the registrant.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) According to PwC, for the fiscal year ended October 31, 2023, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributable to work performed by persons who are not full-time, permanent employees of PwC was 0%.

(g) Other than as described in the table above, the aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant (“covered”), its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser (“non-covered”) that provides ongoing services to the registrant was $0 in 2023 and 2022.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.	Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to this annual report.

Item 13.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)):  Attached hereto.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Funds

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President

Date: December 26, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, Principal Executive Officer

Date: December 26, 2023

By (Signature and Title)*	/s/ Joseph T. Malone
Joseph T. Malone, Principal Financial Officer

Date: December 262023

*          Print the name and title of each signing officer under his or her signature.